[Logo of Marshall Funds]

The Marshall Funds Family

Semi-Annual Report

The Investor Class of Shares

(Class Y)

Marshall Equity Income Fund
Marshall Large-Cap Growth & Income Fund
Marshall Mid-Cap Value Fund
Marshall Mid-Cap Growth Fund
Marshall Small-Cap Growth Fund
Marshall International Stock Fund
Marshall Government Income Fund
Marshall Intermediate Bond Fund
Marshall Intermediate Tax-Free Fund
Marshall Short-Term Income Fund
Marshall Money Market Fund

FEBRUARY 28, 2002

President's Message	1

Commentaries
Marshall Equity Income Fund	2
Marshall Large-Cap Growth & Income Fund	4
Marshall Mid-Cap Value Fund	6
Marshall Mid-Cap Growth Fund	8
Marshall Small-Cap Growth Fund	10
Marshall International Stock Fund	12
Marshall Government Income Fund	14
Marshall Intermediate Bond Fund	16
Marshall Intermediate Tax-Free Fund	18
Marshall Short-Term Income Fund	20
Marshall Money Market Fund	22

Financial Information
Portfolio of Investments	23
Marshall Equity Income Fund	23
Marshall Large-Cap Growth & Income Fund	25
Marshall Mid-Cap Value Fund	26
Marshall Mid-Cap Growth Fund	27
Marshall Small-Cap Growth Fund	28
Marshall International Stock Fund	30
Marshall Government Income Fund	32
Marshall Intermediate Bond Fund	33
Marshall Intermediate Tax-Free Fund	36
Marshall Short-Term Income Fund	39
Marshall Money Market Fund	41
Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets	50
Financial Highlights	54
Notes to Financial Statements	56

Directors & Officers	67

[Logo of Marshall Funds]

Dear Shareholders:

The most basic investment advice--"buy low, sell high"--is often delivered under the guise of tongue-in-cheek wisdom. Every investor would like to buy when values are low and sell when they are high. The irony is appreciated only when recognizing the difficulty in accomplishing it.

Many investors search for that "holy grail" by chasing one hot fund after another. They view their investments like their sports teams; waiting to jump on the bandwagon only after the successful series of wins. This approach to investing often results in a portfolio that never performs as well as those hot funds because you did not own them when they were hot, just after they were hot. Many investors eventually give up and join the growing numbers on the sidelines invested in cash.

The inherent flaw in this simplistic advice is that buying low and selling high suffers from the same challenges of "timing the market" that academics tell us is very difficult, if not impossible:

  Finding an investment before its significant rise in value.
  Knowing when to get out, especially if its value has been inflated by market euphoria.
  And finally, even if you successfully get out, you are faced with the next challenge of determining when to get back into the next investment, or the market in general.

We like to believe our shareholders are not subject to this false wisdom. We are confident that is true for at least those that are benefiting from the services of our M&I financial professionals. A good financial adviser will spend more time on your overall allocation strategy and less on the specific solutions for each investment category.

As you reflect on your own investment approach, consider how you address each of the following investment disciplines:

  Diversify--your long-term portfolios should include stocks, bonds and cash, domestic and international stocks, large, mid and small cap stocks, and both value and growth investment styles.
  Be patient--an allocation strategy by design should not result in every investment doing well at the same time; they more likely should take turns performing well.
  Appreciate relative performance--a fund's absolute performance may be negative, but still be ranked at the top of its competitive peer group. A sound asset allocation strategy suggests keeping such a fund because different investment categories often succeed at different times. Selling all funds with negative one-year returns will likely result in a portfolio consisting of only cash.

Overall, investors should focus less on past performance and more on the potential for performance. Since we do not know exactly where that next best investment is, it is better to diversify your investments out across the investment spectrum.

As always, thank you for your investment in the Marshall Funds. We remain committed to our clearly defined, true-to-style investment strategies that fit well with a broadly diversified asset allocation strategy.

Sincerely,

/s/John M. Blaser

John M. Blaser
President

Semi-Annual Report--Commentary

Marshall Equity Income Fund

The Marshall Equity Income Fund (the "Fund") seeks capital appreciation and current income through a conservative and disciplined approach of investing in a broadly diversified portfolio of common stocks with above-average dividend yields. The Fund's investments are structured in an attempt to produce a portfolio that yields at least 100 basis points (one percentage point) more than the Standard & Poor's 500 Index (S&P 500).*

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of (0.35)%,** while the Lipper Equity Income Funds Index (LEIFI) returned (0.69)% and the S&P 500 returned (1.67)%.*

An Eventful Six Months

Early in this six-month reporting period, the tragic events of September 11 drove markets downward for a few turbulent weeks. Shortly afterward, investors regained confidence in the markets and the economy, driving up the values of many stocks. This trend continued through the end of 2001, supported by a string of positive economic reports that pointed toward a nascent recovery.

In the early months of 2002, however, as questionable accounting practices came under intense scrutiny, investors began to question the reliability of corporate financial reporting, and again lost confidence in the markets. By the end of the reporting period, investors appeared to be ready to make a distinction between those companies with suspect practices and those whose reporting was more clear and complete.

Positive Trends for our Investment Style

This renewed emphasis on the quality of corporate earnings benefited our investment style and its focus on established, higher-quality companies. In short, uncertainty has been positive for our investment discipline. As investors have reassessed their risk tolerance, they have increasingly turned to the types of stocks our investment discipline has long pointed us toward.

We are seeing many signs that this is a good time to be in the equity markets. In addition to the many indicators of an economic recovery, continued low inflation provides a good backdrop for equity investing. Companies that a year ago were struggling to work off bloated inventories now find them sharply reduced, presenting them with the need to restock--and provide a boost to economic activity in the process. Energy prices remain low, which in conjunction with an improving employment picture, is helping to keep lots of dollars to spend in consumers' pockets.

An Improving Climate

Although there is a general sense of relief that the worst of the economic downturn appears to be behind us, we do see a few reasons for concern. Valuations are still an issue and are likely to put a cap on the degree of upside potential available in the equity markets. American consumers remain highly leveraged and their savings rate is low, which could exert some limitations on future trends in consumer spending. The skepticism many investors retain with regard to corporate accounting practices, however, may continue to cast a shadow over the markets.

On the whole, stocks appear to be entering a positive period--a period that we believe will see a new emphasis on company fundamentals and quality of earnings, which should favor our disciplined style of investing.

Sincerely,

/s/Bruce P. Hutson

Bruce P. Hutson
Co-Manager, Marshall Equity Income Fund

[Photo of Hutson]

/s/David J. Abitz

[Photo of Abitz]

David J. Abitz, CFA
Co-Manager, Marshall Equity Income Fund

* The LEIFI and the S&P 500 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. They do not reflect sales charges.

** Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Semi-Annual Report--Commentary

Marshall Large-Cap Growth & Income Fund

The Marshall Large-Cap Growth & Income Fund (the "Fund") invests in a diversified portfolio of common stocks of companies whose market capitalizations typically exceed $10 billion. The Fund's investment adviser looks for companies that are typically leaders in their industry and have records of above-average financial performance and proven superior management.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of (6.51)%.* Over the same reporting period, the Standard & Poor's 500 Index (S&P 500) returned (1.67)% and the Lipper Large-Cap Core Fund Index (LLCCFI) returned (1.36)%.**

A Period of Ups and Downs

The events of September 11 and their aftermath dominated the first weeks of this reporting period. As the initial shock of the attacks dissipated, the economy and the equity markets began to rebound. Cyclical stocks--those whose performance is most closely tied to the strength of the economy--performed particularly well as the Federal Reserve Board continued to cut interest rates. We had positioned the Fund to benefit from an economic recovery, with an overweighting in technology, the area most affected by the economic downturn. In mid-December 2001, however, confidence in the economic recovery began to waver.

In retrospect, we can identify four main factors which impacted the Fund's relative performance during a very challenging six months. First, we underestimated the resilience on the U.S. consumer. Tax cuts, lower energy prices, and mortgage refinancing proceeds kept consumer spending from rolling over. We were concerned that the damage on the industrial side of the economy would eventually spill over to the consumer, many of which were losing their jobs. Consumer cyclical stocks did well during this reporting period and we were at best market weighted. Second, the Mid-Cap and Small-Capitalization sectors of the market which populate the bottom half of the S&P 500 provided much better performance than the top half of the S&P 500, the area in which we traffic. Third, a few select stocks such as America Online, TYCO, and Sprint PCS had an important negative impact on performance, especially in the month of January. Finally, our overweighting of the technology sector to play the sequential improvement of business in the December quarter was dashed by the events of September 11.

Accounting Issues Grab the Headlines

Another major factor that played a role in the large-cap marketplace in the latter half of this reporting period was the increased scrutiny it brought to the area of corporate accounting practices. Consistent earnings performance used to be considered a quality worth having to many companies. Now it has become a reason for suspicion.

We believe in time, as companies are more willing to disclose the workings of their financial reporting, the issue will fade. As of the end of this reporting period, however, this issue loomed over many large-cap stocks.

Recovery on the Horizon

We believe that an economic recovery is underway. Whether it is a true economic recovery or a short-term inventory restocking, remains to be seen. Since consumer spending never substantially declined, there is not much pent-up demand for the consumer-related industries to lead the economic rebound. We continue to be underweighted in these sectors. This was a capital spending-led economic decline and as such capital spending will need to lead the economy out. We are positioned for a capital spending rebound. This is where business activity is most depressed and profit margins have the most room for improvement. So far, investors have been expecting an economic rebound to the exclusion of technology, which would be an unprecedented scenario. That is why we continue to overweight select technology sectors.

Sincerely,

/s/William J. O'Connor

William J. O'Connor, CFA
Manager, Marshall Large-Cap Growth & Income Fund

[Photo of O'Connor]

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The LLCCFI and the S&P 500 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. They do not reflect sales charges.

Marshall Mid-Cap Value Fund

The Marshall Mid-Cap Value Fund (the "Fund") invests in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor's Mid-Cap 400 Index (S&P 400).* The Fund's investment adviser generally selects companies that exhibit traditional value characteristics, such as low price/earnings ratios, higher-than-average dividend yields or a lower-than-average price/book value. In addition, companies that have underappreciated assets, or have been involved in company turnarounds or corporate restructurings, often have strong value characteristics.

Fund Performance

For the six-months ended February 28, 2002, the Fund's total return was 6.99%.** For the same reporting period, the S&P 400 returned 2.91%, while the Lipper Mid-Cap Value Funds Index (LMCVFI) returned 3.24%.*

Market Contends with Many Factors

Over the past six months, the equity markets have experienced a variety of events: the tragedy of September 11; the news that the country had entered an economic recession; a weak fourth-quarter earnings season; and, at the end of the reporting period, indications that the recession may be coming to a close. We have compressed an entire economic cycle to only six months. As the reporting period drew to a close, the strong performance of consumer and industrial cyclical sectors provided further evidence of a rebound in economic activity. We do not attempt to predict macroeconomic events, rather, we seek to capitalize on stocks that are temporarily undervalued, whether it is because of economic events or because of internal company operations.

During the six-month reporting period, the Fund's performance was strong relative to its Lipper peer group and benchmark index (S&P 400), due in large part to security selection rather than sector allocation. Basic materials and financial stocks did, however, perform strongly.

Our Approach to Changing Markets

Turnover in the portfolio was relatively light during the six-month reporting period. Valuations in the wake of September 11 were driven down to attractive levels, and we were able to watch our holdings appreciate from those low levels. Many stocks now, however, have incorporated assumptions of a reasonable recovery into their prices. While we agree with the general outlook for improved economic activity, we are starting to become concerned that many stock prices fully reflect such a recovery and therefore leave little room for appreciation. We are therefore focusing attention on potential investment ideas, which include healthcare stocks, utilities and telecom-related issues.

If the pace of economic activity can be sustained throughout 2002 and the economies of the U.S.'s major trading partners show improvement, the rally in equities could continue in the coming year. In the near term, we generally expect the more cyclical stocks in the portfolio to outperform our more conservative holdings. As stocks become fully valued, we anticipate making use of opportunities to take profits and redirect assets toward stocks in undervalued areas of the market, such as healthcare and utilities.

Sincerely,

/s/Matthew B. Fahey

Matthew B. Fahey
Manager, Marshall Mid-Cap Value Fund

[Photo of Fahey]

* The LMCVFI and the S&P 400 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. They do not reflect sales charges.

** Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Marshall Mid-Cap Growth Fund

The Marshall Mid-Cap Growth Fund (the "Fund") seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor's Mid-Cap 400 Index (S&P 400).*

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of (10.39)%,** compared with (6.78)% for the Lipper Mid-Cap Growth Funds Index (LMCGFI) and 2.91% for the S&P 400.*

An Eventful Period

This reporting period started with a watershed event, the attacks of September 11. In the uncertain period that followed, we took a cautious approach, neither selling out of stocks during the market decline that followed nor piling back into the market as stocks rebounded through the end of 2001. We maintained our constant focus on valuations among our portfolio's holdings, taking opportunities to sell stocks that had reached their price targets and adding several new securities in retail, technology and cable.

A steady stream of encouraging economic data has pointed toward economic recovery in 2002. We have structured the portfolio to benefit from this gradual recovery. We believe our valuation-driven, stock-by-stock selection process is an essential long-term strategy.

Early in 2002, as concerns rose about corporate governance and accounting practices, investors lost confidence in stocks in general. Although much of the attention was focused on large-cap stocks, mid-caps were not immune. By the end of the reporting period, however, it appeared that investors again were prepared to make a distinction between those companies with questionable practices and those without.

Subtle Changes to the Portfolio

In the current environment, we continue to make small adjustments to our holdings but not wholesale changes. We have reduced our exposure to financial stocks from 15.9% of net assets to about 8.7%, with most of our sales based on stocks' reaching what we believe are full valuations. We raised our holdings in technology, largely through adding semiconductor stocks. Our technology weighting now stands at about 27.3% of assets, up from 17.5%.

Looking Ahead

We appear to be on the road to economic recovery, even if the precise timing and nature of that rebound are not entirely clear. Productivity numbers are moving up, the signs for consumer spending appear strong, and the economy is clicking along better than many observers had expected. We are attempting to position the Fund to benefit from this recovery, making changes based on finding the most attractive longer-term opportunities. Stocks have weathered some volatility in the past six months and may continue to do so even in the more positive environment, but our vision for selecting stocks holds steady.

Sincerely,

/s/Michael D. Groblewski

Michael D. Groblewski, CFA
Manager, Marshall Mid-Cap Growth Fund

[Photo of Groblewski]

* The LMCGFI and the S&P 400 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. They do not reflect sales charges.

** Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Marshall Small-Cap Growth Fund

The Marshall Small-Cap Growth Fund (the "Fund") seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of small-size companies* similar in size to those within the Russell 2000 Index (RUS2).**

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of (3.27)%.*** This exceeded the total return of the Lipper Small-Cap Growth Index (LSCGI), which totaled (5.70)%.** Over the same reporting period, the Russell 2000 returned 0.85%.**

Many Factors Affecting Performance

The Fund's performance was adversely affected during the reporting period by the events of September 11, as the Fund was overweighted in consumer cyclicals and technology. Both of these sectors performed poorly immediately after the attacks. Both consumer cyclicals and technology stocks rallied in late 2001 however, benefiting the Fund and accounting for much of the Fund's outperformance relative to the Lipper Small-Cap Growth Index over the reporting period.

The Fund remains overweighted in consumer cyclical stocks relative to the Russell 2000. In spite of increasing unemployment levels and the slump in corporate profitability, U.S. consumers continued to spend strongly throughout late 2001 and early 2002. As a result, consumer stocks performed well. We remain confident that the U.S. consumer will continue to spend as the economy improves, leading to accelerating growth in revenue and earnings for these companies.

Positioning for the Market Ahead

During the second half of 2001's fourth quarter, we increased our weighting in financials from an underweighting (relative to the Russell 2000) to a weighting roughly in line with the Index. Specifically, we have added new positions in regional banks. The banks selected feature asset-sensitive balance sheets and strong historic credit quality characteristics. In addition, we believe they should benefit from lower repricing of certificates of deposit and market-share growth.

The Fund also remains overweighted in technology stocks. This group rallied strongly in the last months of 2001, with the tech-heavy Nasdaq Composite Index up nearly 37% over the fourth quarter. In early 2002, however, investors became impatient with the pace of fundamental improvement in this group, driving the Nasdaq down by 13.81% in the first two months of 2002. We are maintaining our overweighting in tech stocks, as we believe this downturn is temporary. Given positive economic data regarding employment and inflation, we remain confident that the U.S. economy will post a solid recovery in 2002. We believe this trend should benefit technology stocks--and the Fund's performance--throughout the remainder of the year.

Our sensitivity to stock valuations remains a major factor in our decisions to overweight or underweight specific sectors of the market. This valuation discipline has proven effective, particularly during 2001, and we believe it will again be an important tool for success for investors in 2002.

Sincerely,

/s/Sean A. McLeod

Sean A. McLeod, CFA
Manager, Marshall Small-Cap Growth Fund

[Photo of McLeod]

* Small-cap funds may experience a higher degree of market volatility than large-cap funds.

** The LSCGI and the RUS2 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The RUS2 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. They do not reflect sales charges.

*** Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

†† The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain diversification requirements and investment restrictions imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been subject to those restrictions registered under the 1940 Act, the performance may have been adversely affected.

Marshall International Stock Fund

The Marshall International Stock Fund (the "Fund") invests primarily in a diversified portfolio of common stocks of companies of any size outside the United States.* The Fund uses a value-oriented approach and invests in companies selling at a discount to their global industry peers.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of (6.52)%,** compared with a total return of (8.33)% by the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) and (5.97)% for the Lipper International Funds Index (LIFI).***

Global Slowdown Worsens, Then Improves

Early in this reporting period, nations and their economies were rocked by the terrorist incidents of September 11. For a few weeks after the attacks, stock values fell and economic activity stalled as observers around the globe assessed the situation.

As weeks and months passed, however, economic activity in most regions experienced a rebound and markets rallied. While signs do not point to a roaring rally, there are significant indications that most economies are recovering from their slowdown. Japan remains an exception, still mired in recession. It appears that significant structural reforms will be needed for that economy to recover--and the timetable for such changes seems unclear at best.

Positioning Holds Reasonably Steady

Over the six-month reporting period, we made only small changes to the Fund's positioning. Our overweighting in consumer discretionary, materials and financial stocks contributed to our outperformance relative to our benchmark index (EAFE). Our holdings in the leisure sector, a subset of consumer discretionary stocks, were hurt severely in the aftermath of September 11, but have since recovered to become among our strongest performers.

Our country weightings have changed slightly. We have continued to underweight Japan and are slightly increasing our exposure to emerging markets, including Korea and Mexico. Emerging markets fell out of favor in the risk-averse atmosphere that followed the terrorist attacks, but since then there has been an upturn in investor interest. These markets still offer very low valuations, and we have been able to identify high-quality companies from a global perspective. Among the types of companies we are favoring are materials companies and national banks. Our emerging markets exposure, which stood at about 8% at the beginning of the reporting period is now approximately 13%.

With regard to the telecommunications and technology sectors, the Fund remains slightly underweight. There is still significant overcapacity in many areas of technology, particularly telecommunications, however, some sub-segments possess attractive characteristics and valuations that meet our criteria for investment. We currently find wireless telecommunication providers in emerging markets and outsourcing companies to be attractive investments.

Looking ahead

We anticipate keeping the Fund's positioning in a very similar posture going forward. We are starting to see a fairly steady stream of data indicating economic recovery in most parts of the world and believe the portfolio is positioned to benefit from that recovery. Although some stocks have already started to appreciate in response to this change, many valuations remain attractive, and we believe there is still significant upside potential.

An area where we are focusing increased attention is industrial stocks. By identifying companies that have been able to weather the recent downturn in the economic cycle, we hope to find those that are positioned to benefit strongly over the course of an economic expansion.

Sincerely,

/s/Daniel R. Jaworski

Daniel R. Jaworski, CFA
Manager, Marshall International Stock Fund

[Photo of Jaworski]

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

** Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** The LIFI and the EAFE are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. They do not reflect sales charges.

† These amounts included cash equivalents of 4.7% and 1.2%, respectively.

Marshall Government Income Fund

The Marshall Government Income Fund (the "Fund") invests in securities issued by the United States government and its agencies and instrumentalities, particularly mortgage-related securities. The Fund's investment adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund will generally maintain an average dollar-weighted maturity of four to 12 years.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of 3.16%,* compared with a total return of 3.25% for the Lipper U.S. Mortgage Funds Index (LUSMI) and a 3.67% total return by the Lehman Brothers Mortgage-Backed Securities Index (LMI).**

An End to the Fed's Easing Cycle

From September through the end of 2001, the Federal Reserve Board (the "Fed") continued to cut short-term interest rates, taking decisive action in the period following the September 11 terrorist attacks. By year's end, there were many measurable signs of economic recovery, and it appeared that the Fed's long easing cycle was having its desired effect. In the first two months of 2002, the Fed chose to let rates remain unchanged.

While rates fell significantly among shorter-maturity issues, yields on longer bonds actually rose as investors began to anticipate an economic recovery and the potential for inflation that goes with it. This combination of declining shorter rates and rising long-term yields produced a steeper yield curve.

Mortgages Continue to Predominate

Over the six-month reporting period, mortgage-backed bonds generally outperformed Treasury securities and straight agency bonds. Our strategy of continuing to build up the Fund's weighting in mortgage bonds, therefore, contributed positively to performance. The Fund's modest underperformance relative to its benchmarks is largely due to the Fund's having a small portion of its assets outside the strong-performing mortgage sector.

Prepayment fears, which had been an issue while interest rates were falling, have largely abated. Even before the Fed stopped cutting short-term rates, longer-maturity Treasury securities--whose yields are more closely tied to mortgage rates--saw their yields rising.

Positioning for the Market Ahead

We intend to continue to build the Fund's allocation to mortgage-backed issues. Although they have already posted strong performance, we believe they have further room to outperform. In the weeks to come, we may bring this allocation up above 95%, adding to our position as attractive opportunities become available.

We have, however, become a little more conservative with respect to the Fund's duration.*** This is in part a side effect of increasing the Fund's mortgage allocation, as these issues tend to have shorter durations, particularly in periods when refinancing activity has been significant. We are also making a deliberate choice to modify the Fund's sensitivity to interest rate hikes, as it appears that rates could begin to rise in the second half of this year. A rapid shift appears unlikely, but there have been increasing signs that the economy is recovering, and in time this improvement in economic activity could drive rates upward. Accordingly, it is our intent that our allocation to mortgages, rather than a duration play, should be the primary factor affecting performance in the months ahead.

Sincerely,

/s/Jason D. Weiner

Jason D. Weiner, CFA
Manager, Marshall Government Income Fund

[Photo of Weiner]

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The LUSMI and the LMI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). They do not reflect sales charges.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Marshall Intermediate Bond Fund

The Marshall Intermediate Bond Fund (the "Fund") invests in intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed and U.S. government securities. The Fund's investment adviser's strategy to pursue total return is to adjust the Fund's weightings in these sectors as it deems appropriate, using macroeconomic, credit and market analysis to select portfolio securities. The Fund will maintain an average dollar-weighted maturity of three to 10 years.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of 1.19%,* compared with a total return of 2.32% for the Lipper Short/Intermediate Investment Grade Bond Funds Index (LSIBF) and 2.88% for the Lehman Brothers Intermediate Government/Corporate Bond Index (LGCI).**

The Fed's Easing Cycle Winds Down

After a year-long series of interest rate cuts, the Federal Reserve Board (the "Fed") appeared to come to the end of its easing cycle late in 2001. The signs of economic improvement have become steadily more convincing, though it appears the recovery is likely to take a moderate tone. At this point, it seems likely that the Fed will remain in a wait-and-see mode for some months before it will seriously consider tightening rates. The yield curve became very steep as the Fed cut short-term rates while yields on longer maturities rose.

The Fund continues to focus on the so-called "spread" sectors of the bond marketplace--non-Treasury sectors such as corporate bonds, mortgage-backed issues and asset-backed securities. We believe these sectors offer compelling yields and attractive total return characteristics, particularly in an improving economic environment.

Concerns Facing Corporate Bonds

Some of the Fund's underperformance can be attributed to concerns regarding corporate bonds. Some issues suffered from the effects of a lagging economy, though the picture for corporate earnings looking forward is considerably brighter. In the first months of 2002, we have already seen some issues begin to make a notable rebound.

Another factor weighing on corporate bonds was the revelations of corporate accounting irregularities. Although such practices are not widespread, the financial reporting of virtually all companies has come into question. In time, as investors are reassured of the credibility of most corporate reporting, this effect should subside.

Our Outlook

On the whole, we anticipate a positive environment in the months to come. Corporate bonds, after weathering some difficulties, now appear poised for solid performance. In addition to a stronger economy, these bonds could benefit from tightening supply after a year of near-record issuance. Liquidity remains a central consideration as we evaluate bonds for the portfolio. Mortgage-backed issues also offer the potential for outperformance. They currently represent very attractive values and credit quality in this sector remains strong.

The bond market may face some challenges in the coming year, particularly if an upturn in economic growth raises the possibility of a slight inflationary trend. While we are anticipating a relatively steady interest rate picture in the coming months, we are preparing for the possibility of slight interest rate hikes by keeping the Fund's duration*** somewhat shorter than our typical level. With this positioning, as well as our sector allocations, we believe we have positioned the Fund to benefit from the gradual economic recovery we expect to see in the coming months.

Sincerely,

/s/Jason D. Weiner

Jason D. Weiner, CFA
Manager, Marshall Intermediate Bond Fund

[Photo of Weiner]

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The LSIBF and the LGCI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. They do not reflect sales charges.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Marshall Intermediate Tax-Free Fund

The Marshall Interemediate Tax-Free Fund (the "Fund") invests in investment-grade municipal securities which includes tax-free debt obligations of states, territories, and possessions of the United States and political subdivisions and financing authorities of these entities. The Fund's asset are invested primarily in municipal securities providing income that is exempt from federal income tax (including the federal alternative minimum tax). The Fund's investment adviser selects fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, section valuation and muncipal bond supply factors. The Fund maintains an average dollar-weighted portfolio maturity of three to 10 years. The primary goal of the Fund is to generate income exempt from federal income tax.†

Performance Consistent with Benchmarks

For the six-month period ended February 28, 2002, the Fund produced a total return of 1.95%,* comparing favorably to a 1.59% total return of the Lipper Intermediate Municipal Funds Index (LIMI),** which represents the market. Over the same reporting period, the Lehman Brothers 7-Year General Obligations Index (L7GO) was up 2.08%.**

Yield Curve Steepens Considerably

The first half of the Fund's fiscal year saw a dramatic steepening of the municipal yield curve. Bond yields dropped for securities with maturities less than five years, but rose modestly for longer maturity paper. This created a scenario whereby total returns on short bonds exceeded the returns available in longer securities. Since the Fund is intermediate in nature, we participated in the rally in short bonds, but it became impossible to match the total returns garnered by owning only short-term municipal bonds.

The Fed's cycle of reducing rates is nearly over. The portfolio adjustment to be made after the Fed stops cutting rates is to limit exposure to the part of the yield curve likely to suffer most as short-term rates begin to rise. We anticipate paring our holdings in the 4-8 year range as a defensive measure in the Fund.

Fiscal Health Concerns

Overall municipal bond credit quality remains healthy. Yet tax revenues contract during a recession, and many states and local municipalities are just now beginning to feel pinched. Proposed cuts in spending and/or tax increases have become commonplace in numerous budget plans. The credit rating agencies will continue to closely monitor fiscal health, with subsequent downward rating adjustments to follow where necessary. We will continue to emphasize high-quality bonds, as evidenced by greater than 80% of the Fund holdings rated AA or higher.††

Bond Funds Destined for Inflows

As individuals exhibit continued frustration over the lack of yield in money market funds, positive money flows should support the Fund. The municipal bond market remains one of the best alternatives for high tax bracket investors to earn competitive returns without taking on substantial amounts of risk.††† The value of owning bonds in a diversified portfolio has been clearly demonstrated the past two years. We will continue to strive to provide an alternative for investors seeking the safety and benefit of owning a high quality tax-free intermediate maturity bond fund.

Sincerely

/s/John D. Boritzke

John D. Boritzke, CFA
Manager, Marshall Intermediate Tax-Free Fund

[Photo of Boritzke]

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The LIMI and the L7GO are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The L7GO is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. They do not reflect sales charges.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

† Income may be subject to state and local taxes and a portion of the Fund's dividends may be subject to the alternative minimum tax.

†† The principal value of this Fund will fluctuate, unlike a money market fund, which seeks to maintain a stable net asset value.

††† Ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.

Marshall Short-Term Income Fund

The Marshall Short-Term Income Fund (the "Fund") seeks to maximize total return consistent with current income. Fund assets are invested in short- to intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed and U.S. government securities. The Fund's investment adviser changes the Fund's weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of six months to three years.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of 0.85%,* versus a 1.71% total return for the Lipper Short-Term Investment Grade Bond Fund Index (LSTIBI) and a 3.05% total return for the Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML13).**

Short-Term Interest Rates Continued Their Decline

Over much of the past six months, the Federal Reserve Board (the "Fed") continued to cut the federal funds target rate, making especially deep cuts in the wake of the September 11 terrorist attacks and subsequent market shutdown. Because this Fund invests primarily in the three-month to two-year sector of the bond market--a sector heavily influenced by the Fed's actions--its yield has declined as well.

In contrast with declining yields on the short end of the yield curve, yields rose for bonds with maturities of 10 years and greater. This combination led to further steepening of the yield curve--that is, the gap between the low short-term and higher long-term yields. In this environment, we have sought to keep the Fund's duration near a target of about 1.5 years.***

The economic uncertainty that prompted the Fed to cut short-term interest rates also led corporate bonds to lose favor with investors. The recent attention brought to accounting irregularities further eroded investors' confidence in corporate securities--even those issued by firms without such problems. The firm's position in corporates contributed to its underperformance during the reporting period, despite the high quality of our holdings.

An Emphasis on Quality

As the spread between the yields on corporate issues and those of Treasury securities has widened, we continue our focus on credit quality. We have added significantly to our exposure to agency-backed issues, primarily two- to four-year straight agency debentures. These issues still offer a reasonable yield with the low credit risk that results from their being issued by an agency of the federal government.|

With regard to our corporate exposure, we have been focusing on a very select group of high-grade issues that appear to be positioned well to weather concerns in that sector of the market.

Looking Ahead to Recovery

In recent months, a number of indicators have pointed to an improving economic environment, and it appears to us that the economy should build up additional steam over the next several months.

Sincerely,

/s/Richard M. Rokus

Richard M. Rokus, CFA
Manager, Marshall Short-Term Income Fund

[Photo of Rokus]

* Past performance is no guarantee of future results. The line graph and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The LSTIBI and the ML13 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. They do not reflect sales charges.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

† Fund holdings are guaranteed only as the payment of principal and interest. Fund shares are not guaranteed and their value will fluctuate with market conditions.

Marshall Money Market Fund

The Marshall Money Market Fund (the "Fund") invests in high-quality, short-term money market instruments.* The Fund's investment adviser uses a bottom-up approach, meaning that the Fund manager looks primarily at individual securities against the context of broader market factors.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of 1.18%.** This compares with a total return of 0.97% for the Money Fund Report AveragesTM and 1.04% for the Lipper Money Market Funds Index.*** As of February 28, 2002, the Fund's 7-day net yield was 1.71%.†

Fed Moves Rates Downward--For a Time

For much of the reporting period, the Federal Reserve Board (the "Fed") continued to cut the federal funds target rate to address concerns about economic conditions, particularly in the wake of September 11. The federal funds target rate started the reporting period at 3.5%, and by the end of 2001 had been cut to 1.75%--half its previous level. At that point, the Fed appeared to be at or near the end of its easing cycle and made no further reductions in the first two months of 2002.

Such cuts of course had direct, significant impact on money market yields. In this environment, we continued to emphasize one-year notes and floating-rate issues, which helped to shore up the Fund's yield.

The Fed's rate cuts appear to have had at least some of their desired effect, as late in 2001 and early in 2002 many signs of an economic recovery emerged. Statistics regarding Gross Domestic Product, durable goods orders, consumer confidence, and housing starts, among others, all pointed to an improving economic picture.

Positioning for an Improving Economy

It appears that Alan Greenspan, while confident in a recovery, is prepared to allow the economy to get its feet back under it before moving to raise rates. In time, rate hikes will come, but at this point they appear to be several months or more in the future. This could mean that money market total returns are likely to hold fairly steady for the foreseeable future.

We intend to add more commercial paper to the portfolio in the months ahead, as it has now become cheap relative to other securities as a result of concerns about corporate accounting practices. Investors now scrutinize the accounting methods employed by corporations. Many investors have turned away from commercial paper out of fear of further unpleasant surprises. While the impact of these concerns has been felt throughout the commercial paper market, at this point it appears that such extreme accounting improprieties represent an aberration and are not widespread.

One-year paper also will continue to play a role in the portfolio. These securities still offer an attractive yield advantage and we will add it to the Fund as we find appropriate opportunities.

Sincerely,

/s/Richard M. Rokus

Richard M. Rokus, CFA
Manager, Marshall Money Market Fund

[Photo of Rokus]

* An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

** Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the Fund's current earnings.

*** Money Fund ReportTM, a service of iMoneyNet, Inc. (formerly IBC Financial Data) publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges

† The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

February 28, 2002 (unaudited)

Portfolio of Investments

Equity Income Fund

Shares	Description	Value
	Common Stocks -- 98.5%
	Consumer Discretionary -- 5.3%
	Advertising -- 0.4%
52,400	Interpublic Group of Cos., Inc.	$1,425,280
	Automobile Manufacturers -- 1.5%
168,454	Ford Motor Co.	2,506,596
62,500	(1)General Motors Corp.	3,311,250

	Total	5,817,846
	Department Stores -- 1.0%
36,200	May Department Stores Co.	1,326,368
52,000	Sears, Roebuck & Co.	2,734,160

	Total	4,060,528
	Hotels -- 0.5%
39,000	(1)Carnival Corp.	1,064,310
22,000	Starwood Hotels & Resorts Worldwide, Inc.	792,000

	Total	1,856,310
	Household Appliances -- 0.5%
25,000	Whirlpool Corp.	1,877,500
	Housewares & Specialty -- 0.3%
38,100	Newell Rubbermaid, Inc.	1,186,053
	Photographic Products -- 0.2%
29,000	Eastman Kodak Co.	913,500
	Publishing & Printing -- 0.9%
28,400	Gannett Co., Inc.	2,163,512
19,300	McGraw-Hill Cos., Inc.	1,269,940

	Total	3,433,452

	Total Consumer Discretionary	20,570,469
	Consumer Staples -- 12.6%
	Brewers -- 0.9%
45,000	Anheuser-Busch Cos., Inc.	2,288,250
20,700	(1)Coors Adolph Co., Class B	1,252,557

	Total	3,540,807
	Food Distributors -- 0.2%
30,000	SUPERVALU, Inc.	778,500
	Household Products -- 4.0%
39,000	Clorox Co.	1,707,810
21,600	Colgate-Palmolive Co.	1,209,168
52,600	Kimberly-Clark Corp.	3,292,760
109,200	Procter & Gamble Co.	9,259,068

	Total	15,468,806
	Packaged Foods -- 2.2%
16,500	General Mills, Inc.	762,795
50,000	Heinz (H.J.) Co.	2,038,500
110,600	Sara Lee Corp.	2,313,752
56,500	Unilever N.V., ADR	3,292,820

	Total	8,407,867
	Personal Products -- 0.5%
63,000	Gillette Co.	2,153,970
	Soft Drinks -- 2.6%
211,500	Coca-Cola Co.	10,022,985
	Tobacco -- 2.2%
163,400	Philip Morris Cos., Inc.	8,604,644

	Total Consumer Staples	48,977,579
	Energy -- 11.6%
	Oil & Gas Equipment/Services -- 0.6%
43,800	Schlumberger Ltd.	2,549,598
	Oil & Gas Exploration/Production -- 0.3%
27,000	Burlington Resources, Inc.	1,014,660
	Oil & Gas Integrated -- 10.7%
22,000	Amerada-Hess Corp.	1,523,940
87,834	Chevron Corp.	7,416,703
473,552	Exxon Mobil Corp.	19,557,698
49,700	Marathon Oil Corp.	1,366,750
61,300	Occidental Petroleum Corp.	1,645,292
45,000	Phillips Petroleum Co.	2,659,950
147,300	Royal Dutch Petroleum Co., ADR	7,566,801

	Total	41,737,134

	Total Energy	45,301,392
	Financials -- 23.7%
	Banks -- 11.3%
122,000	Bank of America Corp.	7,801,900
59,300	Bank of New York Co., Inc.	2,232,052
65,800	Bank One Corp.	2,358,272
24,000	BB&T Corp.	888,240
26,000	Comerica, Inc.	1,556,100
22,000	Fifth Third Bancorp	1,402,720
107,120	Fleet Boston Financial Corp.	3,575,666
65,000	Huntington Bancshares, Inc.	1,199,250
37,000	Mellon Financial Corp.	1,332,000
74,000	National City Corp.	2,110,480
13,500	PNC Financial Services Group, Inc.	741,690
46,000	Regions Financial Corp.	1,495,000
33,600	SunTrust Banks, Inc.	2,109,744
135,400	(1)U.S. Bancorp	2,823,090
79,800	Wachovia Corp.	2,651,754
89,400	Washington Mutual, Inc.	2,908,182
131,000	(1)Wells Fargo & Co.	6,143,900
15,000	Zions Bancorporation	792,750

	Total	44,122,790
	Consumer Finance -- 0.4%
27,500	Household International, Inc.	1,416,250
	Diversified Financial Services -- 8.8%
378,538	Citigroup, Inc.	17,128,844
77,600	Fannie Mae	6,072,200
146,150	J.P. Morgan & Co., Inc.	4,274,888
39,800	Merrill Lynch & Co., Inc.	1,908,410
101,500	Morgan Stanley Dean Witter & Co.	4,985,680

	Total	34,370,022
	Insurance-Brokers -- 1.0%
34,500	AON Corp.	1,194,735
24,500	Marsh & McLennan Cos., Inc.	2,585,975

	Total	3,780,710
	Insurance-Life/Health -- 1.0%
40,000	Lincoln National Corp.	2,048,400
59,700	UNUM Provident Corp.	1,690,704

	Total	3,739,104
	Insurance-Multi-line -- 0.2%
10,500	(1)Hartford Financial Services Group, Inc.	703,500
	Insurance-Property/Casualty -- 0.6%
67,600	Allstate Corp.	2,367,352
	Real Estate Investment Trust -- 0.4%
52,000	Equity Office Properties Trust	1,492,400

	Total Financials	91,992,128
	Healthcare -- 15.5%
	Healthcare-Equipment -- 0.2%
13,500	Bard (C.R.), Inc.	734,400
	Healthcare-Managed Care -- 0.6%
25,000	CIGNA Corp.	2,242,500
	Pharmaceuticals -- 14.7%
96,250	Abbott Laboratories	5,442,937
77,700	American Home Products Corp.	4,937,835
164,600	Bristol-Myers Squibb Co.	7,736,200
203,000	Johnson & Johnson	12,362,700
97,950	Lilly (Eli) & Co.	7,417,753
182,200	(1)Merck & Co., Inc.	11,174,326
81,300	Pharmacia Corp.	3,337,365
144,000	Schering-Plough Corp.	4,966,560

	Total	57,375,676

	Total Healthcare	60,352,576
	Industrials -- 14.0%
	Aerospace/Defense -- 3.1%
68,500	Boeing Co.	3,148,260
13,500	General Dynamics Corp.	1,226,880
47,700	Goodrich Corp.	1,423,845
68,200	Honeywell International, Inc.	2,599,784
54,900	Rockwell Collins	1,276,425
30,600	United Technologies Corp.	2,232,270

	Total	11,907,464
	Building Products -- 0.2%
28,200	Masco Corp.	791,574
	Commercial Printing -- 0.3%
40,000	Donnelley (R.R.) & Sons Co.	1,144,400
	Construction & Engineering Services -- 0.4%
42,500	Fluor Corp.	1,611,175
	Electrical Components -- 1.1%
19,000	Cooper Industries, Inc.	671,650
47,000	Emerson Electric Co.	2,706,730
40,000	Rockwell International Corp.	790,000

	Total	4,168,380
	Industrial Conglomerates -- 5.9%
476,000	General Electric Co.	18,326,000
32,000	(1)Minnesota Mining & Manufacturing Co.	3,773,760
16,300	Textron, Inc.	774,739

	Total	22,874,499
	Machinery Construction/Farm -- 0.2%
13,000	Caterpillar, Inc.	721,630
	Machinery Industrial -- 1.1%
17,000	Dover Corp.	672,690
10,500	Illinois Tool Works, Inc.	772,380
38,000	(1)Ingersoll-Rand Co.	1,900,000
14,000	ITT Industries, Inc.	826,000

	Total	4,171,070
	Railroads -- 0.6%
39,800	Burlington Northern Santa Fe	1,154,996
22,000	(1)Union Pacific Corp.	1,334,740

	Total	2,489,736
	Services-Div./Commercial -- 0.2%
19,000	Deluxe Corp.	900,600
	Services-Office/Supplies -- 0.7%
25,000	Avery Dennison Corp.	1,600,000
30,000	Pitney Bowes, Inc.	1,251,600

	Total	2,851,600
	Trucking -- 0.2%
28,000	Ryder Systems, Inc.	786,800

	Total Industrials	54,418,928
	Information Technology -- 0.6%
	Computer Hardware -- 0.6%
120,800	Hewlett-Packard Co.	2,430,496
	Materials -- 4.0%
	Aluminum -- 0.9%
98,000	(1)Alcoa, Inc.	3,681,860
	Chemicals Diversified -- 1.7%
52,608	Dow Chemical Co.	1,645,578
88,500	Du Pont (E.I.) de Nemours & Co.	4,145,340
20,100	Eastman Chemical Co.	884,400

	Total	6,675,318
	Forrest Products -- 0.4%
28,000	(1)Weyerhaeuser Co.	1,730,960
	Industrial Gases -- 0.5%
30,000	Praxair, Inc.	1,737,000
	Paper Products -- 0.5%
47,000	Georgia-Pacific Corp.	1,205,550
16,500	International Paper Co.	721,875

	Total	1,927,425

	Total Materials	15,752,563
	Telecommunications Services -- 6.9%
	Integrated Telecommunication Services -- 6.9%
36,500	Alltel Corp.	2,031,225
109,000	(1)BellSouth Corp.	4,224,840
270,432	SBC Communications, Inc.	10,233,147
221,690	Verizon Communications, Inc.	10,375,092

	Total Telecommunications Services	26,864,304
	Utilities -- 4.3%
	Electric Utilities -- 3.1%
44,000	Cinergy Corp.	1,399,200
96,000	(1)Duke Energy Corp.	3,388,800
31,500	Exelon Corp.	1,552,320
28,000	FPL Group, Inc.	1,487,080
40,000	PPL Corp.	1,304,400
66,000	Reliant Energy, Inc.	1,372,800
30,000	(1)TXU Corp.	1,526,100

	Total	12,030,700
	Gas Utilities -- 1.2%
67,700	El Paso Corp.	2,645,716
42,000	KeySpan Corp.	1,346,100
19,000	NICOR, Inc.	795,150

	Total	4,786,966

Shares or Principal Amount	Description	Value
	Multi-Utilities -- 0.0%
6,700	(1)Williams Cos., Inc. (The)	$103,515

	Total Utilities	16,921,181

	Total Common Stocks (identified cost $312,948,079)	383,581,616
	(2)U.S. Treasury -- 0.1%
$500,000	4/11/2002 (identified cost $499,072)	499,180

	Total Investments in Securities (identified cost $313,447,151)	384,080,796
	(3)Repurchase Agreement -- 1.5%
5,995,659	Lehman Brothers, Inc., 1.87%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	5,995,659

	Total Investments (identified cost $319,442,810)	$390,076,455

Large-Cap Growth & Income Fund

Shares	Description	Value
	Common Stocks -- 90.1%
	Consumer Discretionary -- 9.0%
	Broadcasting -- 0.9%
66,630	(4)Clear Channel Communications, Inc.	$3,106,291
	Entertainment -- 2.3%
211,350	(4)AOL Time Warner, Inc.	5,241,480
144,116	(1)Disney(Walt) Co.	3,314,668

	Total	8,556,148
	Retail -- 5.8%
131,640	(1)Home Depot, Inc.	6,582,000
142,600	Lowe's Cos., Inc.	6,452,650
128,230	Wal-Mart Stores, Inc.	7,951,542

	Total	20,986,192

	Total Consumer Discretionary	32,648,631
	Consumer Staples -- 8.8%
	Beverages & Foods -- 1.9%
144,814	Coca-Cola Co.	6,862,735
	Household Products -- 1.8%
77,530	(1)The Procter & Gamble Co.	6,573,769
	Personal Care -- 1.3%
149,220	(1)The Estee Lauder Cos., Inc., Class A	4,655,664
	Tobacco -- 3.8%
258,650	Philip Morris Cos., Inc.	13,620,509

	Total Consumer Staples	31,712,677
	Energy -- 6.4%
	Oil & Gas-Integrated -- 6.4%
66,725	ChevronTexaco Corp.	5,634,259
300,642	Exxon Mobil Corp.	12,416,515
95,870	Royal Dutch Petroleum Co., ADR	4,924,842

	Total Energy	22,975,616
	Financials -- 12.2%
	Banks -- 3.0%
116,740	Bank of New York Co., Inc.	4,394,094
138,580	Wells Fargo & Co.	6,499,402

	Total	10,893,496
	Diverse Financial Services -- 5.7%
148,760	American Express Co.	5,422,302
202,823	Citigroup, Inc.	9,177,741
90,990	Federal Home Loan Mortgage Corp.	5,799,703

	Total	20,399,746
	Insurance -- 3.5%
91,024	American International Group, Inc.	6,733,045
87,320	MGIC Investment Corp.	5,860,918

	Total	12,593,963

	Total Financials	43,887,205
	Healthcare -- 18.4%
	Pharmaceuticals & Healthcare -- 18.4%
126,100	Abbott Laboratories	7,130,955
96,340	American Home Products Corp.	6,122,407
88,670	(1)(4)Amgen, Inc.	5,141,087
121,850	Cardinal Health, Inc.	8,053,066
316,220	(1)HCA, Inc.	12,879,641
82,770	Johnson & Johnson	5,040,693
51,370	Merck & Co., Inc.	3,150,522
235,110	Pfizer, Inc.	9,630,106
138,470	Pharmacia Corp.	5,684,193
105,020	Schering Plough Corp.	3,622,140

	Total Healthcare	66,454,810
	Industrials -- 10.5%
	Aerospace & Defense -- 1.6%
152,610	(1)Honeywell International, Inc.	5,817,493
	Airlines -- 1.1%
157,960	(4)AMR Corp.	4,122,756
	Electrical Equipment -- 2.2%
269,040	Tyco International Ltd.	7,829,064
	Industrial Conglomerates -- 5.6%
467,140	General Electric Co.	17,984,890
16,700	Minnesota Mining & Manufacturing Co.	1,969,431

	Total	19,954,321

	Total Industrials	37,723,634
	Information Technology -- 21.3%
	Computers -- 3.2%
75,940	International Business Machines Corp.	7,451,233
44,380	(4)Lexmark International, Inc., Class A	2,206,130
241,600	(4)Sun Microsystems, Inc.	2,056,016

	Total	11,713,379
	Computer Services -- 8.5%
365,950	(1)(4)BMC Software, Inc.	5,873,497
134,600	(1)Electronic Data Systems Corp.	7,945,438
266,870	(4)Microsoft Corp.	15,569,196
33,040	(4)Veritas Software Corp.	1,172,590

	Total	30,560,721
Shares or Principal Amount	Description	Value
	Semiconductors -- 9.1%
220,600	(4)Agere Systems, Inc., Class A	882,400
148,600	(4)Applied Materials, Inc.	6,459,642
243,470	(1)(4)Applied Micro Circuits Corp.	1,872,284
245,100	Intel Corp.	6,997,605
137,780	Micron Technology, Inc.	4,429,627
198,090	(4)National Semiconductor Corp.	4,981,963
182,870	(1)Texas Instruments, Inc.	5,367,234
243,700	(4)Vitesse Semiconductor Corp.	1,710,774

	Total	32,701,529
	Telecommunications -- 0.5%
301,760	(1)(4)Lucent Technologies, Inc.	1,686,838

	Total Information Technology	76,662,467
	Telecommunication Services -- 3.5%
	Telecommunications -- 3.5%
238,750	AT&T Corp.	3,710,175
79,040	BellSouth Corp.	3,063,590
159,240	SBC Communications, Inc.	6,025,642

	Total Telecommunication Services	12,799,407

	Total Common Stocks (identified cost $251,894,437)	324,864,447
	Corporate Bonds -- 2.1%
	Retail -- 2.1%
$11,760,000	Kohl's Corp., Sub. Note, Zero Coupon, 6/12/2020 (identified cost $7,598,234)	7,541,100
	(2)U.S. Treasury Bill -- 0.3%
1,250,000	4/11/2002 (identified cost $1,247,679)	1,247,950

	Total Investments in Securities (identified cost $260,740,350)	333,653,497
	(3)Repurchase Agreement -- 11.7%
42,082,900	Lehman Brothers, Inc., 1.87%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	42,082,900

	Total Investments (identified cost $302,823,250)	$375,736,397

Mid-Cap Value Fund

Shares	Description	Value
	Common Stocks -- 89.1%
	Consumer Discretionary -- 8.4%
	Automotive -- 1.0%
25,000	Johnson Controls, Inc.	$2,219,000
	Broadcasting -- 2.0%
200,000	(1)(4)Adelphia Communications Corp., Class A	4,390,000
	Housewares & Specialties -- 2.2%
160,000	Newell Rubbermaid, Inc.	4,980,800
	Manufacturing -- 1.8%
205,000	Mattel, Inc.	3,884,750
	Retail -- 1.4%
85,000	Ross Stores, Inc.	3,065,100

	Total Consumer Discretionary	18,539,650
	Consumer Staples -- 6.1%
	Beverages & Foods -- 6.1%
175,000	(1)(4)Kroger Co., Inc.	3,876,250
166,200	(1)(4)Ralcorp Holdings, Inc.	4,354,440
200,000	(1)SUPERVALU, Inc.	5,190,000

	Total Consumer Staples	13,420,690
	Energy -- 5.2%
	Oil & Gas Products -- 5.2%
115,000	Burlington Resources, Inc.	4,321,700
88,000	Noble Affiliates, Inc.	3,185,600
110,000	(4)Noble Drilling Corp.	3,875,300

	Total Energy	11,382,600
	Financials -- 8.0%
	Banks -- 1.3%
81,500	(1)Associated Banc Corp.	2,987,790
	Insurance -- 6.7%
83,000	ACE Ltd.	3,643,700
70,000	Jefferson-Pilot Corp.	3,539,900
51,000	MGIC Investment Corp.	3,423,120
120,000	SAFECO Corp.	4,074,000

	Total	14,680,720

	Total Financials	17,668,510
	Healthcare -- 6.2%
	Equipment -- 2.6%
145,000	(4)Boston Scientific Corp.	3,242,200
60,000	Guidant Corp.	2,490,000

	Total	5,732,200
	Pharmaceuticals & Healthcare -- 3.6%
235,200	(4)Manor Care, Inc.	4,410,000
115,000	(1)(4)Renal Care Group, Inc.	3,530,500

	Total	7,940,500

	Total Healthcare	13,672,700
	Industrials -- 20.0%
	Aerospace & Defense -- 1.8%
36,580	(1)Northrop Grumman, Corp.	3,915,523
	Electrical Components -- 1.8%
200,000	Rockwell Automation, Inc.	3,950,000
	Manufacturing -- 2.2%
37,500	SPX Corp.	4,744,125
	Rail Road -- 1.7%
100,000	CSX Corp.	3,774,000
	Services -- 11.4%
60,000	(4)ARAMARK Corp., Class B	1,536,000
110,000	(4)Global Payments, Inc.	3,362,700
45,000	H&R Block, Inc.	2,270,250
110,000	(1)Manpower, Inc.	3,688,300
220,000	(4)Republic Services, Inc.	3,949,000
391,500	(1)(4)Spherion Corp.	3,640,950
130,000	Viad Corp.	3,237,000
150,000	(1)(4)Watson Wyatt & Company Holdings	3,637,500

	Total	25,321,700
	Transportation -- 1.1%
30,000	(1)(4)Landstar System, Inc.	$2,468,400

	Total Industrials	44,173,748
	Information Technology -- 17.2%
	Computer Hardware -- 0.8%
385,000	(4)Gateway, Inc.	1,771,000
	Computer Services -- 6.1%
175,000	(1)(4)American Management System, Inc.	3,244,500
225,000	(4)BMC Software, Inc.	3,611,250
70,000	(4)Computer Sciences Corp.	3,325,700
210,100	(4)Keane, Inc.	3,361,600

	Total	13,543,050
	Electrical Equipment -- 2.0%
140,000	Hubbell, Inc., Class B	4,478,600
	Paper & Related Products -- 2.0%
225,000	(4)Electronics for Imaging, Inc.	4,365,000
	Semiconductors -- 1.5%
100,000	(1)(4)Teradyne, Inc.	3,351,000
	Services -- 3.8%
375,000	IKON Office Solutions, Inc.	5,025,000
192,200	(4)KPMG Consulting, Inc.	3,369,266

	Total	8,394,266
	Telecommunications -- 1.0%
127,300	(4)CommScope, Inc.	2,100,450

	Total Information Technology	38,003,366
	Materials -- 11.1%
	Building Materials -- 1.6%
86,000	Martin Marietta Materials, Inc.	3,590,500
	Chemicals -- 1.4%
113,700	H.B. Fuller Co.	3,033,516
	Metals -- 3.3%
176,900	Fording, Inc.	3,182,431
70,000	Nucor Corp.	3,955,000

	Total	7,137,431
	Paper & Related Products -- 4.8%
79,500	Bowater, Inc.	4,098,225
165,000	(4)Packaging Corp. of America	3,164,700
60,000	Temple-Inland, Inc.	3,341,400

	Total	10,604,325

	Total Materials	24,365,772
	Telecommunication Services -- 5.8%
	Telecommunications -- 5.8%
65,000	ALLTEL Corp.	3,617,250
350,000	Citizens Communications Co., Class B	3,188,500
47,500	Telephone and Data System, Inc.	4,139,625
270,000	WorldCom, Inc. - MCI Group	1,860,300

	Total Telecommunication Services	12,805,675
	Utilities -- 1.1%
	Electric Utilities -- 1.1%
78,000	Cinergy Corp.	2,480,400

	Total Common Stocks (identified cost $163,741,374)	196,513,111
Principal Amount	Description	Value
	(3)Repurchase Agreement -- 12.0%
$26,416,620	Lehman Brothers, Inc., 1.87%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	$26,416,620

	Total Investments (identified cost $190,157,994)	$222,929,731

Mid-Cap Growth Fund

Shares	Description	Value
	Common Stocks -- 87.5%
	Consumer Discretionary -- 15.6%
	Broadcasting -- 8.2%
500,000	(4)Adelphia Communications Corp., Class A	$10,975,000
200,000	(4)Cox Radio, Inc., Class A	5,038,000
75,000	(4)Insight Communications Co., Inc.	1,575,000
350,000	(4)Liberty Media Corp., Class A	4,480,000
75,000	(4)USA Networks, Inc.	2,217,000

	Total	24,285,000
	Leisure & Recreation -- 4.5%
300,000	(4)Bally Total Fitness Holding Corp.	5,085,000
545,000	(1)(4)Six Flags, Inc.	8,038,750

	Total	13,123,750
	Retail -- 2.9%
100,000	(4)BJ's Wholesale Club, Inc.	4,115,000
225,000	(4)Staples, Inc.	4,425,750

	Total	8,540,750

	Total Consumer Discretionary	45,949,500
	Consumer Staples -- 8.3%
	Food-Wholesale Distribution -- 1.3%
100,000	(1)(4)Performance Food Group Co.	3,729,000
	Retail -- 3.5%
525,000	(1)(4)PetsMart, Inc.	5,612,250
160,000	(4)Stage Stores, Inc.	4,784,000

	Total	10,396,250
	Services -- 3.5%
150,000	(4)Concord EFS, Inc.	4,504,500
205,000	(1)(4)TMP Worldwide, Inc.	5,723,600

	Total	10,228,100

	Total Consumer Staples	24,353,350
	Energy -- 5.4%
	Oil & Gas Products -- 5.4%
140,000	(4)Nabors Industries, Inc.	4,965,800
110,000	Noble Affiliates, Inc.	3,982,000
220,000	Ocean Energy, Inc.	4,015,000
235,000	(4)Pride International, Inc.	3,026,800

	Total Energy	15,989,600
	Financials -- 8.7%
	Insurance -- 8.7%
80,000	Ambac Financial Group, Inc.	4,964,000
135,000	Lincoln National Corp.	6,913,350
150,000	Old Republic International Corp.	4,794,000
160,000	(1)PartnerRe Ltd.	9,056,000

	Total Financials	25,727,350
	Healthcare -- 20.3%
	Medical Supplies -- 3.6%
55,000	Allergan, Inc.	3,566,200
200,000	(4)Covance, Inc.	3,550,000
75,000	(1)(4)Invitrogen Corp.	3,423,000

	Total	10,539,200
	Pharmaceuticals & Healthcare -- 16.7%
50,000	(1)(4)Accredo Health, Inc.	2,582,500
65,000	(4)AdvancePCS	2,074,800
100,000	(4)AmerisourceBergen Corp.	6,770,000
200,000	(4)BioMarin Pharmaceutical, Inc.	2,004,000
125,000	(4)Charles River Laboratories International, Inc.	3,707,500
50,000	(4)Gilead Sciences, Inc.	3,523,000
55,000	(1)(4)IDEC Pharmaceuticals Corp.	3,455,100
85,000	(4)InterMune, Inc.	3,086,350
175,000	(4)King Pharmaceuticals, Inc.	5,435,500
140,000	(1)(4)Priority Healthcare Corp., Class B	3,465,000
100,000	(1)(4)Quest Diagnostic, Inc.	7,091,000
100,000	(4)Taro Pharmaceutical Industries Ltd.	3,011,000
75,000	(4)Universal Health Services, Inc., Class B	2,886,750

	Total	49,092,500

	Total Healthcare	59,631,700
	Industrials -- 1.9%
	Electrical Equipment -- 1.9%
45,000	SPX Corp.	5,692,950
	Information Technology -- 27.3%
	Computer Services -- 5.2%
100,000	(4)Affiliated Computer Services, Inc., Class A	4,891,000
125,000	(1)(4)Bisys Group, Inc.	3,935,000
75,000	(4)Intuit, Inc.	2,841,750
125,000	(1)(4)Manhattan Associates, Inc.	3,756,250

	Total	15,424,000
	Electrical Equipment -- 7.2%
245,000	(4)Flextronics International Ltd.	3,513,300
275,000	(4)Intersil Corp., Class A	7,628,500
220,000	(1)Molex, Inc.	6,512,000
150,000	PerkinElmer, Inc.	3,450,000

	Total	21,103,800
	Product Security -- 0.8%
100,000	(4)VeriSign, Inc.	2,373,000
	Semiconductors -- 6.4%
66,500	(1)(4)Anadigics, Inc.	629,755
175,000	(1)(4)ATMI, Inc.	4,483,500
Shares or Principal Amount	Description	Value
130,000	(1)(4)Chartered Semiconductor Manufacturing Ltd., ADR	2,922,400
500,000	(4)Conexant Systems, Inc.	5,120,000
280,000	(4)Entegris, Inc.	2,889,600
175,000	(1)(4)LSI Logic Corp.	2,623,250

	Total	18,668,505
	Software -- 5.6%
150,000	(4)JDA Software Group, Inc.	3,967,500
150,000	(4)PeopleSoft, Inc.	4,360,500
150,000	(1)(4)Stellent, Inc.	2,248,500
250,000	(4)Vastera, Inc.	3,277,500
225,000	(1)(4)Wind River Systems, Inc.	2,607,750

	Total	16,461,750
	Telecommunications -- 2.1%
800,000	(4)ADC Telecommunications, Inc.	2,880,000
150,000	(1)Scientific-Atlanta, Inc.	3,355,500

	Total	6,235,500

	Total Information Technology	80,266,555

	Total Common Stocks (identified cost $273,057,158)	257,611,005
	(2)U.S. Treasury Bill -- 0.5%
$1,500,000	4/11/2002 (identified cost $1,497,215)	1,497,540

	Total Investments in Securities (identified cost $274,554,373)	259,108,545
	(3)Repurchase Agreements -- 13.2%
38,828,537	Lehman Brothers, Inc., 1.87%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	38,828,537

	Total Investments (identified cost $313,382,910)	$297,937,082

Small-Cap Growth Fund

Shares	Description	Value
	Common Stocks -- 96.5%
	Consumer Discretionary -- 29.5%
	Broadcasting -- 6.9%
100,000	(1)(4) Adelphia Communications Corp., Class A	$2,195,000
100,000	(1)(4) Cablevision Systems Corp.-Rainbow Media Group	2,530,000
89,000	(4)Spanish Broadcasting System, Inc., Class A	1,107,160
100,000	(4)Value Vision International, Inc., Class A	1,850,000

	Total	7,682,160
	Leisure & Recreation -- 17.9%
60,000	(4)Bally Total Fitness Holding Corp.	1,017,000
650,000	(1)(4)BAM! Entertainment, Inc.	3,783,000
250,000	(4)Hollywood Casino Corp., Class A	3,557,500
200,000	Intrawest Corp.	3,184,000
300,000	(1)(4)Midway Games, Inc.	3,513,000
130,000	(1)(4)Orient-Express Hotels Ltd., Class A	2,220,400
200,000	Pinnacle Entertainment, Inc.	1,310,000
55,000	(4)Sun International Hotels Ltd.	1,370,050

	Total	19,954,950
	Retail -- 4.7%
65,000	(1)(4)Abercrombie & Fitch Co., Class A	1,731,600
45,000	(1)(4)BJ's Wholesale Club, Inc.	1,851,750
130,000	(1)(4)Galyan's Trading Co.	1,609,400

	Total	5,192,750

	Total Consumer Discretionary	32,829,860
	Consumer Staples -- 1.8%
	Movies & Entertainment -- 1.8%
185,000	(4)Alliance Atlantis Communications Inc., Class B	1,985,050
	Energy -- 7.1%
	Domestic & International Oil -- 4.0%
50,000	(1)Frontline Ltd.	560,000
100,000	(4)Horizon Offshore, Inc.	780,000
136,000	(1)(4)Lone Star Technologies, Inc.	2,212,720
41,700	(4)National-Oilwell, Inc.	871,947

	Total	4,424,667
	Oil & Gas Products -- 3.1%
50,000	Noble Affiliates, Inc.	1,810,000
40,000	(1)(4)Patterson-UTI Energy, Inc.	978,800
100,000	(4)Ultra Petroleum Corp.	655,000

	Total	3,443,800

	Total Energy	7,868,467
	Financials -- 9.6%
	Banks -- 6.2%
110,000	(1)Cullen Frost Bankers, Inc.	3,789,500
60,000	(4)Southwest Bancorporation of Texas, Inc.	1,845,000
40,000	UCBH Holdings, Inc.	1,331,600

	Total	6,966,100
	Insurance -- 3.4%
55,000	Gallagher (Arthur J.) & Co.	1,917,300
40,000	Radian Group, Inc.	1,866,800

	Total	3,784,100

	Total Financials	10,750,200
	Healthcare -- 19.9%
	Medical Supplies -- 9.0%
125,000	(1)(4)Cell Genesys, Inc.	1,882,500
35,000	(4)Cephalon, Inc.	2,040,500
115,000	(4)Covance, Inc.	2,041,250
100,000	(1)(4)Cryolife, Inc.	2,500,000
35,000	(4)Invitrogen Corp.	1,597,400

	Total	10,061,650
	Pharmaceuticals & Healthcare -- 10.9%
115,000	(4)BioMarin Pharmaceutical, Inc.	1,152,300
Shares or Principal Amount	Description	Value
25,000	(1)(4)CV Therapeutics, Inc.	966,075
60,000	(4)Charles River Laboratories International, Inc.	1,779,600
90,000	(1)(4)Community Health Systems, Inc.	2,007,000
55,000	(4)InterMune, Inc.	1,997,050
70,000	(4)Priority Healthcare Corp., Class B	1,732,500
80,000	(4)Triad Hospitals, Inc.	2,448,000

	Total	12,082,525

	Total Healthcare	22,144,175
	Industrials -- 1.5%
	Services -- 1.5%
65,000	(1)(4)Resources Connection, Inc.	1,725,100
	Information Technology -- 27.1%
	Computer Services -- 1.4%
120,000	(1)(4)SonicWALL, Inc.	1,552,800
	Electrical Equipment -- 5.3%
142,500	(4)Microtune, Inc.	1,625,925
230,000	(1)(4)Pemstar, Inc.	2,116,000
650,000	(4)TranSwitch Corp.	1,865,500
705,300	(1)(4)Viasystems Group, Inc.	260,961

	Total	5,868,386
	Semiconductor -- 10.7%
140,000	(4)Aeroflex, Inc.	1,379,000
89,000	(1)(4)Amkor Technology, Inc.	1,235,320
120,000	(4)Integrated Circuit Systems, Inc.	2,221,200
45,000	(4)MKS Instruments, Inc.	1,208,700
140,000	(4)Oak Technology, Inc.	1,967,000
430,000	(1)(4)Triquint Semiconductor, Inc.	3,891,500

	Total	11,902,720
	Software -- 8.0%
150,000	(4)Ascential Software Corp.	585,000
120,000	(1)(4)Aspect Communications Corp.	378,000
100,000	(1)(4)HNC Software, Inc.	1,408,000
135,000	(1)(4)Take-Two Interactive Software, Inc.	2,515,050
1,450,000	(4)Vignette Corp.	4,060,000

	Total	8,946,050
	Telecommunication Equipment -- 1.7%
1,150,000	(4)Oplink Communications	1,909,000

	Total Information Technology	30,178,956

	Total Common Stocks (identified cost $106,892,990)	107,481,808
	U.S. Treasury Bill -- 0.5%
$600,000	4/11/2002 (identified cost $598,886)	599,016

	Total Investments in Securities (identified cost $107,491,876)	108,080,824
	(3)Repurchase Agreement -- 3.7%
4,076,636	Lehman Brothers, Inc., 1.87%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	4,076,636

	Total Investments (identified cost $111,568,512)	$112,157,460

International Stock Fund

Shares	Description	Value
	Common Stocks -- 95.4%
	Australia -- 1.1%
	Banks -- 0.6%
110,400	National Australia Bank Ltd., Melbourne	$2,042,581
	Construction Materials -- 0.2%
164,100	Brambles Industries Ltd.	771,967
	Insurance -- 0.3%
92,100	AMP Ltd.	893,660

	Total Australia	3,708,208
	Belgium -- 1.5%
	Banks -- 1.5%
320,000	Dexia	4,804,705
	Bermuda -- 1.1%
	IT Consulting & Services -- 1.1%
140,500	(4)Accenture Ltd.	3,679,695
	Brazil -- 2.1%
	Banks -- 0.5%
65,400	Unibanco-Uniao de Bancos Brasileiros SA, GDR	1,582,680
	Metals & Mining -- 0.9%
117,550	Companhia Vale Do Rio Doce, ADR	2,991,647
	Oil & Gas Integrated -- 0.7%
92,600	Petroleo Brasileiro SA, ADR	2,268,700

	Total Brazil	6,843,027
	Canada -- 2.0%
	Banks -- 1.0%
96,400	Royal Bank of Canada, Montreal	3,045,759
	Financial Services -- 0.4%
52,800	Manulife Financial Corp.	1,365,234
	Metal-Aluminum -- 0.6%
49,600	Alcan, Inc.	2,010,784

	Total Canada	6,421,777
	Finland -- 1.2%
	IT Consulting & Services -- 0.3%
33,700	TietoEnator OYJ	857,916
	Telecommunications -- 0.9%
150,100	Nokia Oyj, Class A, ADR	3,117,577

	Total Finland	3,975,493
	France -- 8.3%
	Automotive -- 0.5%
38,600	Peugeot SA	1,681,214
	Banks -- 0.9%
60,200	BNP Paribas SA	2,921,728
	Construction Equipment -- 0.7%
18,500	Technip	2,329,184
	Construction Materials -- 0.5%
18,110	Lafarge SA	1,560,304
	Domestic & International Oil -- 1.8%
39,400	Total Fina SA, Class B	5,796,385
	Healthcare -- 1.0%
46,100	Aventis SA	3,422,967
	Leisure & Recreation -- 0.0%
1,200	Societe Television Francaise 1	27,972
	Media -- 0.4%
30,400	Vivendi Universal SA	1,181,392
	Metals & Mining -- 0.8%
53,700	Pechiney SA, Class A	2,766,680
	Pharmaceuticals & Healthcare -- 0.5%
23,600	Sanofi Synthelabo SA	1,551,034
	Water Treatment -- 1.2%
56,600	Suez SA	1,578,120
72,000	(1)(4)Vivendi Environment	2,275,585
48,300	(1)Vivendi Environment, Warrants	16,729

	Total	3,870,434

	Total France	27,109,294
	Germany -- 5.0%
	Automotive -- 1.3%
111,300	Bayerische Motoren Werke AG	4,105,560
	Drugs -- 0.8%
45,000	Schering AG	2,691,347
	Healthcare -- 0.6%
38,762	Fresenius Medical Care AG	2,005,785
	Household Product/Wares -- 0.6%
29,000	Adidas-Salomon AG	1,881,825
	Insurance -- 1.4%
9,760	Allianz AG	2,197,054
10,390	Muenchener Rueckversicherungs-Gesellschaft AG	2,537,069

	Total	4,734,123
	Oil & Gas Products -- 0.3%
18,800	E.On AG	924,154

	Total Germany	16,342,794
	Hong Kong -- 1.5%
	Telecommunications -- 1.5%
1,059,000	(4)China Mobile (Hong Kong) Ltd.	3,055,101
126,600	(4)China Mobile (Hong Kong) Ltd., ADR	1,825,572

	Total Hong Kong	4,880,673
	Ireland -- 2.4%
	Banks -- 1.4%
474,100	Bank of Ireland	4,659,437
	Construction Materials -- 1.0%
191,400	CRH PLC	3,198,651

	Total Ireland	7,858,088
	Israel -- 0.3%
	Computers Services -- 0.3%
33,500	(4)Check Point Software Technologies Ltd.	935,320
	Italy -- 4.8%
	Insurance -- 1.5%
112,100	Assicurazioni Generali	2,779,039
188,000	Riunione Adriatica di Sicurta SpA	2,197,654

	Total	4,976,693
	Media -- 1.1%
434,600	Mediaset SpA	3,511,066
	Oil & Gas Products -- 1.2%
270,700	(1)ENI SpA	3,712,881
	Telecommunications -- 1.0%
639,800	Telecom Italia SpA	3,324,016

	Total Italy	15,524,656
	Japan -- 10.7%
	Air Freight & Couriers -- 0.7%
144,000	Yamato Transport	2,272,921
	Automotive -- 2.3%
42,900	Honda Motor Co., Ltd.	1,712,862
902,000	(1)Nissan Motor Co., Ltd.	5,876,682

	Total	7,589,544
	Broadcasting & Cable TV -- 0.4%
1,612	(4)Sky Perfect Communications, Inc.	1,359,424
	Chemical -- 0.5%
41,000	Takeda Chemical Industries, Ltd.	1,661,480
	Construction & Engineering -- 0.7%
329,000	JGC Corp.	2,217,150
	Financial Services -- 0.8%
234,000	(1)Daiwa Securities Co., Ltd.	1,416,277
99,000	Nomura Securities Co., Ltd.	1,130,415

	Total	2,546,692
	Household Products -- 0.7%
125,000	Kao Corp.	2,346,170
	Leisure & Recreation -- 1.3%
5,300	Nintendo Corp. Ltd.	780,790
209,700	(1)(4)Sega Enterprises	3,270,816

	Total	4,051,606
	Office Equipment -- 0.9%
154,700	Ricoh Co., Ltd.	2,741,987
	Pharmaceuticals & Healthcare -- 0.5%
145,200	Terumo Corp.	1,763,054
	Telecommunications -- 1.9%
13,460	Nippon Television Network Corp.	2,746,344
331	NTT DoCoMo, Inc.	3,433,636

	Total	6,179,980

	Total Japan	34,730,008
	Korea, Republic of -- 4.4%
	Automotive -- 1.0%
113,600	Hyundai Motor Co., Ltd.	3,135,456
	Banks -- 0.5%
31,944	Kookmin Bank	1,402,440
8,574	(4)Kookmin Bank, ADR	380,943

	Total	1,783,383
	Electronics -- 1.0%
12,580	Samsung Electronics Co.	3,271,868
	Metals & Mining -- 0.6%
71,000	Pohang Iron and Steel Co. Ltd., ADR	1,968,120
	Telecommunications -- 1.3%
118,800	Korea Telecom Corp., ADR	2,649,240
51,200	(4)KT Freetel	1,626,691

	Total	4,275,931

	Total Korea, Republic of	14,434,758
	Mexico -- 4.5%
	Beverages & Foods -- 0.8%
26,300	(4)Fomento Economico Mexicano, SA de CV, ADR	1,046,740
712,300	Grupo Modelo, SA de CV, Class C	1,709,520

	Total	2,756,260
	Broadcasting & Cable TV -- 1.2%
87,700	(2)Grupo Televisa SA, GDR	3,779,870
	Financial Services -- 1.0%
2,984,800	Grupo Financiero BBVA Bancomer, SA de CV	3,110,734
	Retail -- 0.3%
371,900	Wal-Mart de Mexico SA de CV	1,092,265
	Telecommunications -- 1.2%
101,100	Telefonos de Mexico, SA de CV, Class L, ADR	3,871,119

	Total Mexico	14,610,248
	Netherlands -- 8.5%
	Beverages & Foods -- 0.6%
44,800	Heineken NV	1,826,730
	Chemicals -- 1.1%
81,500	Akzo Nobel NV	3,599,113
	Domestic & International Oil -- 2.2%
139,400	Royal Dutch Petroleum Co.	7,200,139
	Financial Services -- 2.0%
266,200	ING Group NV	6,336,515
	Food & Drug Retailing -- 1.0%
145,600	(1)Ahold NV	3,359,899
	Insurance -- 0.6%
95,800	Aegon NV	2,087,103
	Transportation -- 1.0%
162,400	TPG NV	3,343,994

	Total Netherlands	27,753,493
	Portugal -- 0.7%
	Telecommunications -- 0.7%
322,200	Portugal Telecom, SGPS SA	2,273,792
	Singapore -- 1.6%
	Electrical Equipment -- 1.0%
227,200	(4)Flextronics International Ltd.	3,258,048
	Transportation -- 0.6%
283,000	Singapore Airlines Ltd.	2,101,734

	Total Singapore	5,359,782
	South Africa -- 0.7%
	Banks -- 0.4%
492,100	Standard Bank Investment Corp.	1,184,273
	Paper & Forest Products -- 0.3%
80,300	Sappi Ltd.	1,068,878

	Total South Africa	2,253,151
	Spain -- 0.9%
	Broadcasting & Cable TV -- 0.9%
131,304	(4)Sogecable SA	2,984,523
	Sweden -- 2.5%
	Banks -- 0.8%
461,100	Nordbanken Holding AB	2,400,393
	Household Product/Wares -- 0.9%
166,600	Electrolux AB, Class B	2,991,738
	Paper & Forest Products -- 0.8%
80,200	Svenska Cellulosa AB, Class B	2,577,805

	Total Sweden	7,969,936
	Switzerland -- 6.1%
	Banks -- 2.2%
84,300	Credit Suisse Group	2,916,287
91,200	UBS AG	4,223,611

	Total	7,139,898
	Beverages & Foods -- 1.5%
22,600	Nestle SA	4,997,592
	Construction Materials -- 0.5%
7,890	Holcim Ltd.	1,654,370
	Food & Drug Retailing -- 0.5%
2,230	Serono SA	1,686,973
	Insurance -- 1.0%
34,400	Swiss Re	3,096,323
	Pharmaceuticals & Healthcare -- 0.4%
31,000	Novartis AG	1,178,932

	Total Switzerland	19,754,088
	Taiwan -- 0.8%
	Electrical Equipment -- 0.8%
165,600	(4)Taiwan Semiconductor Manufacturing Co., ADR	2,691,003
	United Kingdom -- 21.7%
	Aerospace & Defense -- 0.5%
356,000	BAE Systems PLC	1,600,138
	Banks -- 2.4%
51,800	Barclays PLC	1,519,246
148,600	HSBC Holdings PLC	1,622,548
95,300	Royal Bank of Scotland PLC, Edinburgh	2,333,034
252,100	Standard Chartered PLC	2,462,245

	Total	7,937,073
	Beverages & Foods -- 1.3%
352,600	Diageo PLC	4,186,411
	Business Services -- 0.6%
664,900	Hays PLC	1,856,110
	Domestic & International Oil -- 1.0%
406,200	BP Amoco PLC	3,344,384
	Electric Utilities -- 0.5%
463,400	Innogy Holdings PLC	1,678,418
	Financial Services -- 0.4%
104,500	Amvescap PLC	1,259,928
	Gas Distribution -- 0.4%
308,700	BG Group PLC	1,276,271
	Healthcare Equipment & Supplies -- 0.3%
150,300	Smith & Nephew PLC	905,532
	Insurance -- 0.4%
137,900	CGNU PLC	1,398,513
	Leisure & Recreation -- 2.2%
170,400	Bass PLC	1,700,414
1,151,000	Hilton Group PLC	3,627,943
333,800	(4)P&O Princess Cruises PLC	1,934,419

	Total	7,262,776
	Media -- 0.8%
249,900	WPP Group PLC	2,627,964
	Metals & Mining -- 0.9%
71,100	Johnson Matthey PLC	934,615
102,400	Rio Tinto PLC	2,058,164

	Total	2,992,779
	MultiMedia -- 1.5%
238,400	Pearson PLC	2,628,338
239,000	Reed International PLC	2,140,054

	Total	4,768,392
	Pharmaceuticals & Healthcare -- 1.7%
227,344	(4)GlaxoSmithKline PLC	5,539,889
	Restaurants & Leisure -- 1.3%
595,200	(4)Compass Group PLC	4,054,994
	Retail -- 2.9%
1,284,009	Kingfisher PLC	6,878,402
182,900	Next PLC	2,459,817

	Total	9,338,219

Shares or Principal Amount	Description	Value
	Telecommunications -- 1.1%
1,980,521	Vodafone Group PLC	3,744,153
	Tobacco -- 1.5%
534,700	British American Tobacco PLC	4,904,957

	Total United Kingdom	70,676,901
	United States -- 1.0%
	Insurance -- 0.6%
70,900	Aflac, Inc.	1,822,130
	Oil & Gas Products -- 0.4%
50,400	Transocean Sedco Forex, Inc.	1,411,704

	Total United States	3,233,834

	Total Common Stocks (identified cost $314,150,347)	310,809,247
	(3)Repurchase Agreement -- 4.7%
$15,411,000	State Street Corp., 0.850%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	15,411,000

	Total Investments (identified cost $329,561,347)	$326,220,247

Government Income Fund

Principal Amount	Description	Value
	Asset-Backed Securities -- 4.5%
$6,000,000	Green Tree Home Equity Loan Trust (Series 1998-B), Class B1, 7.810%, 11/15/2029	$6,187,391
10,643,000	Greenwich Capital Acceptance (Series 1995-BA1), Class A4, 7.150%, 8/10/2020	10,923,124

	Total Asset-Backed Securities (identified cost $16,665,899)	17,110,515
	Collateralized Mortgage Obligations -- 21.8%
17,887,483	(5)(6)Federal Home Loan Mortgage Corp., 1.980%, 3/25/2002, REMIC (Series T-32-A1)	17,892,549
6,685,588	(5)(6)Federal Home Loan Mortgage Corp., 2.625%, 3/15/2002, REMIC (Series 1624-FA)	6,723,295
15,000,000	Federal Home Loan Mortgage Corp., 6.250%, 9/15/2023, REMIC (Series 1666-H)	15,481,200
10,000,000	(6)Federal Home Loan Mortgage Corp., 6.500%, 10/15/2016, REMIC (Series 1702-PK)	10,301,200
22,511,374	(5)(6)Federal National Mortgage Association, 2.100%, 3/25/2002, REMIC (Series 2001-25-FA)	22,628,703
10,000,000	Federal National Mortgage Association, 6.022%, 11/25/2010	10,278,886

	Total Collateralized Mortgage Obligations (identified cost $80,255,161)	83,305,833
	Corporate Bonds -- 1.8%
3,000,000	(5)HSB Group, Inc., FRN, 2.737%, 4/15/2002	2,826,150
5,000,000	(5)TXU Gas Capital, FRN, 3.231%, 4/1/2002	3,865,190

	Total Corporate Bonds (identified cost $7,909,300)	6,691,340
	Mortgage Backed Securities -- 73.5%
	Federal Home Loan Mortgage Corporation -- 20.0%
13,535,509	(1)5.000%, 8/1/2014	13,670,930
5,000,000	6.000%, 6/15/2011	5,161,250
19,416,652	(1)6.500%, 2/1/2031	19,756,444
4,788,644	6.500%, 9/1/2016	4,935,272
15,000,000	(7)6.500%, 4/1/2032	15,248,400
2,515,166	7.000%, 11/1/2009	2,634,636
963,081	7.500%, 9/1/2013	1,013,181
2,586,525	7.500%, 4/1/2024	2,723,120
2,132,378	7.500%, 4/1/2027	2,236,993
4,310,239	(1)8.000%, 8/1/2030	4,554,026
1,129,508	8.500%, 9/1/2024	1,214,379
1,611,296	9.000%, 6/1/2019	1,768,397
1,540,805	9.500%, 2/1/2025	1,700,663

	Total	76,617,691
	Federal National Mortgage Association -- 30.0%
11,014,854	6.000%, 9/1/2013	11,279,871
4,867,397	6.500%, 9/1/2016	5,019,503
9,294,018	6.500%, 9/1/2016	9,584,456
4,949,798	6.500%, 12/1/2031	5,025,579
25,000,000	(7)6.500%, 4/1/2032	25,382,750
4,615,977	7.000%, 12/1/2010	4,833,805
5,347,717	7.000%, 3/1/2029	5,528,202
11,865,241	(1)7.000%, 7/1/2029	12,265,693
10,215,667	7.000%, 2/1/2030	10,560,446
7,594,822	7.500%, 12/1/2009	8,055,220
6,466,375	(6)7.500%, 10/1/2030	6,741,196
5,431,734	8.000%, 10/1/2028	5,781,429
4,490,834	8.000%, 4/1/2030	4,744,835

	Total	114,802,985
	Government National Mortgage Association -- 23.5%
20,000,000	(7)6.500%, 4/1/2032	20,368,800
7,811,867	(1)7.000%, 4/15/2029	8,114,577
4,571,821	(1)7.000%, 5/15/2029	4,734,669
7,900,849	(1)7.000%, 6/15/2029	8,182,278
6,801,703	7.000%, 8/15/2031	7,031,260
9,849,512	(1)7.500%, 8/15/2025	10,388,182
2,218,820	(1)7.500%, 8/15/2025	2,347,090
8,772,229	(1)7.500%, 12/15/2025	9,246,456
11,311,119	(1)7.500%, 2/15/2027	11,908,459
1,950,224	(1)8.500%, 6/15/2010	2,080,031
3,226,754	(1)9.000%, 11/15/2009	3,466,664
1,027,054	(1)9.000%, 1/15/2010	1,099,913
652,567	(1)9.500%, 10/15/2024	729,244

	Total	89,697,623

	Total Mortgage Backed Securities (identified cost $271,728,321)	281,118,299
	U.S. Treasury -- 2.6%
10,000,000	United States Treasury Note, 5.000%, 8/15/2011 (Identified Cost $10,010,937)	10,071,400

	Total Investments in Securities (identified cost $386,569,618)	398,297,387
	(3)Repurchase Agreement -- 11.7%
44,806,565	Lehman Brothers, Inc., 1.870%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	44,806,565

	Total Investments (identified cost $431,376,183)	$443,103,952

Intermediate Bond Fund

Principal Amount	Description	Value
	Asset-Backed Securities -- 9.9%
$3,700,000	(8)(9)ARG Funding Corp., Class A2, 5.880%, 5/20/2002	$3,702,294
6,000,000	Citibank Credit Card Issuance Trust, (Series 2002-A1), Class A1, 4.950%, 2/9/2009	6,021,360
5,000,000	Citibank Credit Card Master Trust I, (Series 1999-7), Class A, 6.650%, 11/15/2006	5,312,450
715,169	(5)(8)(9)DLJ Commercial Mortgage Corp., (Series 1998-STF2), Class A1, 2.480%, 03/05/2002	713,381
5,000,000	DaimlerChrysler Auto Trust, (Series 2000-C), Class A3, 6.820%, 9/6/2004	5,150,400
7,750,000	First USA Credit Card Master Trust, (Series 1998-9), Class A, 5.280%, 9/18/2006	8,016,523
7,000,000	Ford Credit Auto Owner Trust, (Series 2000-G), Class A4, 6.620%, 7/15/2004	7,250,628
7,000,000	Green Tree Home Equity Loan Trust, (Series 1998-B), Class B1, 7.810%, 11/15/2029	7,218,623
9,525,428	J.P. Morgan Commercial Mortgage Finance Corp., (Series 1997-C5), Class A2, 7.069%, 9/15/2029	9,956,745
1,945,951	(8)(9)Pegasus Aviation Lease Securitization, (Series 1999-1A), Class A1, 6.300%, 3/25/2029	1,889,547
6,707,376	(8)(9)Systems 2001 Asset Trust, Pass Thru Cert., 6.664%, 9/15/2013	7,027,061

	Total Asset-Backed Securities (identified cost $60,500,459)	62,259,012
	Collateralized Mortgage Obligations -- 5.5%
5,000,000	(8)(9)Criimi Mae CMBS Corp., (Series 1998-1), Class A2, 6.009%, 2/20/2005	5,140,933
6,000,000	(8)(9)Criimi Mae CMBS Corp., (Series 1998-1), Class A3, 6.306%, 6/20/2030	6,219,709
7,000,000	Fannie Mae, (Series 1993-137), Class PH, 6.550%, 12/25/2021	7,243,740
2,233,892	Federal Home Loan Mortgage Corp., (Series 1829), Class H, 6.500%, 10/15/2021	2,274,918
7,890,266	Government National Mortgage Association, (Series 2001-5), Class PK, 5.950%, 7/20/2024	8,028,109
3,413,368	Government National Mortgage Association, (Series 2000-12), Class AC, 7.500%, 11/16/2027	3,595,983
2,216,322	(8)(9)Prudential Home Mortgage Securities, (Series 1993-H), Class 2B, 6.753%, 2/28/2002	2,271,010

	Total Collateralized Mortgage Obligations (identified cost $33,808,146)	34,774,402
	Corporate Bonds & Notes -- 50.3%
	Automotive & Related -- 8.5%
8,000,000	Ford Motor Credit Co., Note, 6.125%, 3/20/2004	8,039,520
4,000,000	Ford Motor Credit Co., Note, 6.500%, 1/25/2007	3,960,560
7,000,000	(1)Ford Motor Credit Co., Note, 6.700%, 7/16/2004	7,074,830
485,000	Ford Motor Credit Co., Note, 7.375%, 10/28/2009	490,835
5,000,000	Ford Motor Credit Co., Note, 7.750%, 3/15/2005	5,152,550
5,000,000	(1)General Motors Acceptance Corp., Note, 6.125%, 9/15/2006	5,009,250
3,000,000	(1)General Motors Acceptance Corp., Note, 6.380%, 1/30/2004	3,073,740
7,000,000	(1)General Motors Acceptance Corp., Note, 6.875%, 9/15/2011	6,973,400
8,165,000	General Motors Acceptance Corp., Unsecd. Note, 7.000%, 6/6/2003	8,390,599
5,000,000	(1)General Motors Corp., Note, 7.200%, 1/15/2011	5,124,800

	Total	53,290,084
	Banks -- 5.1%
7,000,000	(1)Bank of America Corp., Sub. Note, 7.400%, 1/15/2011	7,605,360
5,000,000	Bank One Corp., Sr. Note, 7.625%, 8/1/2005	5,456,000
5,000,000	(1)Citigroup, Inc., Note, 5.750%, 5/10/2006	5,174,400
7,000,000	Citigroup, Inc., Sr. Note, 6.750%, 12/1/2005	7,517,020
5,790,000	Corestates Capital, Company Guarantee, 6.750%, 11/15/2006	6,129,815

	Total	31,882,595
	Beverages & Foods -- 1.0%
5,000,000	Anheuser-Busch Cos., Inc., Deb., 9.000%, 12/1/2009	6,072,900
	Broker/Dealers -- 4.5%
2,000,000	(1)Goldman Sachs Group, Inc., Bond, 6.875%, 1/15/2011	2,073,020
5,000,000	Lehman Brothers, Inc., Sr. Sub. Note, 7.500%, 8/1/2026	5,348,950
6,500,000	Merrill Lynch & Co., Inc., Note, (Series MTNB), 5.350%, 6/15/2004	6,701,760
7,000,000	(1)Morgan Stanley, Unsub., 6.100%, 4/15/2006	7,312,480
6,000,000	PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	6,323,700

	Total	27,759,910
	Chemicals -- 0.6%
3,500,000	(8)(9)Dow Chemical Co., Note, 5.250%, 5/14/2004	3,541,020
	Consumer Cyclicals -- 0.6%
4,000,000	(1)Tyco International Group, Company Guarantee, 5.800%, 8/1/2006	3,565,000
	Domestic & International Oil -- 1.2%
3,500,000	Occidental Petroleum Corp., Sr. Note, 6.500%, 4/1/2005	3,610,565
4,000,000	PanCanadian Energy Corp., Bond, 6.300%, 11/1/2011	3,903,800

	Total	7,514,365
	Federal National Mortgage Association -- 1.7%
10,000,000	Fannie Mae, Note, 6.625%, 10/15/2007	10,885,100
	Financial Services -- 9.9%
6,500,000	Boeing Capital Corp., Bond, 6.100%, 3/1/2011	6,486,805
5,000,000	(5)(8)(9)Credit Suisse, London, Sub. Note, 7.900%, 5/01/2007	5,289,135
4,000,000	EOP Operating LP, Note, 7.375%, 11/15/2003	4,231,160
5,000,000	General Electric Capital Corp., Note, (Series A), 6.500%, 12/10/2007	5,323,000
4,000,000	General Electric Capital Corp., Note, (Series MTNA), 6.800%, 11/1/2005	4,294,920
5,000,000	(1)Household Finance Corp., Note, 6.375%, 10/15/2011	4,827,750
5,000,000	Household Finance Corp., Note, 5.750%, 1/30/2007	4,916,550
4,000,000	Household Netherlands BV, Company Guarantee, 6.200%, 12/1/2003	4,124,360
5,000,000	(5)MBNA Global Capital Securities, Jr. Sub. Deb., (Series B), 2.660%, 5/1/2002	3,575,000
7,000,000	(5)UBS Preferred Funding Trust II, Bank Guarantee, 7.247%, 6/26/2011	7,366,520
6,000,000	Wells Fargo Financial, Inc., Note, 5.875%, 8/15/2008	6,206,880
5,000,000	Wells Fargo & Co., Sr. Note, (Series F), 6.500%, 6/1/2005	5,271,250

	Total	61,913,330
	Forest Products & Paper -- 0.4%
2,500,000	Reed Elsevier, Capital, Company Guarantee, 6.125%, 8/1/2006	2,557,600
	Gas Distribution -- 0.3%
2,000,000	El Paso Corp., Sr. Note, 7.000%, 5/15/2011	1,975,900
	Healthcare -- 1.0%
6,000,000	Abbott Laboratories, Note, 5.125%, 7/1/2004	6,187,860
	Household Product/Wares -- 0.8%
5,000,000	Procter & Gamble Co., Unsub., 6.600%, 12/15/2004	5,347,350
	Insurance -- 4.4%
7,000,000	(1)(8)(9)AIG SunAmerica Global Financial, Note, 5.850%, 8/1/2008	7,112,210
5,500,000	(8)(9)Allstate Financial Global, Note, 7.125%, 9/26/2005	5,897,815
4,000,000	Conseco, Inc., Note, 6.800%, 6/15/2005	2,140,000
4,000,000	(5)HSB Group, Inc., Company Guarantee, (Series B), 2.737%, 4/15/2002	3,768,200
3,500,000	(8)(9)John Hancock Financial Services, Inc., 6.500%, 3/1/2011	3,642,555
5,000,000	Prudential Funding Corp., Note, (Series MTN), 6.600%, 5/15/2008	5,203,550

	Total	27,764,330
	Media -- 2.3%
4,000,000	(1)AOL Time Warner, Inc., Note, 6.125%, 4/15/2006	4,086,320
4,000,000	(1)AOL Time Warner, Inc., Note, 6.750%, 4/15/2011	4,078,400
3,000,000	(1)Comcast Corp., Sr. Note, 6.750%, 1/30/2011	2,995,950
3,000,000	Disney (Walt) Co., Note, 6.375%, 3/1/2012	3,011,700

	Total	14,172,370
	Metals -- 0.3%
1,965,000	(1)Alcoa, Inc., Note, 5.875%, 6/1/2006	2,033,814
	Telecommunications -- 3.2%
5,000,000	BT Group PLC, Note, 7.875%, 12/15/2005	5,412,700
5,000,000	(1)BT Group PLC, Note, 8.125%, 6/15/2002	5,622,600
3,000,000	(1)(8)(9)Verizon Global Funding Corp., Note, 7.250%, 12/1/2010	3,220,320
3,000,000	(1)Worldcom, Inc., Note, 7.500%, 5/15/2011	2,896,140
3,000,000	(1)Worldcom, Inc., Note, 7.875%, 5/15/2003	2,978,580

	Total	20,130,340
	Transportation -- 2.2%
4,658,803	American Trans Air, (Series 2001-1G), Pass Through Cert., 8.039%, 1/15/2016	4,800,663
1,000,000	Canadian National Railway, Note, 6.375%, 10/15/2011	1,018,760
4,354,943	Continental Airlines, Inc., Pass Through Cert., 6.541%, 9/15/2008	4,017,435
4,000,000	Delta Air Lines, Inc., Equipment Trust, (Series 1993-A2), 10.50%, 4/30/2016	4,060,840

	Total	13,897,698
	Utilities-Electric -- 1.4%
5,000,000	Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	5,085,950
5,000,000	(8)(9)Osprey Trust, Sr. Secd. Note, 8.310%, 1/15/2003	931,250
3,000,000	(8)(9)Pinnacle Partner, Sr. Note, 8.830%, 8/15/2004	2,992,440

	Total	9,009,640
	Utilities-Natural Gas -- 0.9%
7,000,000	(5)TXU Gas Capital I, Company Guarantee, 3.231%, 4/1/2002	5,411,266

	Total Corporate Bonds & Notes (identified cost $318,143,228)	314,912,472
	Government Agencies -- 10.1%
	Federal Home Loan Bank -- 0.8%
5,000,000	5.430%, 11/17/2008	5,090,050
	Federal National Mortgage Association -- 7.7%
10,000,000	5.375%, 11/15/2011	9,891,700
10,000,000	5.500%, 2/15/2006	10,394,900
16,000,000	6.250%, 2/1/2011	16,658,880
10,000,000	7.000%, 7/15/2005	10,948,300

	Total	47,893,780
	Tennessee Valley Authority -- 1.6%
10,000,000	5.625%, 1/18/2011	10,028,100

	Total Government Agencies (identified cost $61,758,438)	63,011,930
	Mortgage Backed Securities -- 6.9%
	Federal Home Loan Mortgage Corporation -- 1.8%
7,726,527	(1)7.500%, 2/1/2031	8,050,114
2,815,380	(1)7.500%, 6/1/2031	2,933,288

	Total	10,983,402
	Federal National Mortgage Association -- 5.1%
14,895,079	6.500%, 10/1/2031	15,123,123
11,116,206	(1)7.000%, 12/1/2015	11,595,537
4,736,465	7.635%, 8/1/2011	5,225,648

	Total	31,944,308

	Total Mortgage Backed Securities (identified cost $42,538,546)	42,927,710
	U.S. Treasury Securities -- 8.6%
	U.S. Treasury Notes -- 8.6%
10,500,000	5.000%, 8/15/2011	10,574,970
15,000,000	5.625%, 5/15/2008	15,858,900
2,000,000	6.000%, 8/15/2004	2,126,700
3,500,000	6.125%, 8/15/2007	3,788,435
20,000,000	(1)7.250%, 5/15/2004	21,733,600

	Total U.S. Treasury Securities (identified cost $53,972,285)	54,082,605

	Total Investments in Securities (identified cost $570,721,102)	571,968,131
	(3)Repurchase Agreement -- 7.9%
49,560,991	Lehman Brothers, Inc., 1.870%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	49,560,991

	Total Investments (identified cost $620,282,093)	$621,529,122

Intermediate Tax-Free Fund

Principal Amount/ Credit Rating(10)	Description	Value
	Long-Term Municipals -- 96.4%
	Arizona -- 5.6%
$1,000,000 AAA / Aaa	Maricopa County, AZ, School District No. 214 Tolleson Unified High, GO UT, 5.100% (FSA INS)/(Original Issue Yield: 5.099%), 7/1/2010, Callable 7/1/2009 @101	$1,081,950
1,885,000 AAA/ Aaa	Maricopa County, AZ, School District No. 28 Kyrene Elementary, (Series A), 5.000% (MBIA INS)/(Original Issue Yield: 4.590%), 7/1/2013	2,007,412
2,000,000 AAA / Aaa	Phoenix, AZ, Civic Improvement Corp., 5.125% (FGIC INS)/(Original Issue Yield: 4.570%), 7/1/2014	2,140,600
500,000 AAA / Aaa	Phoenix, AZ, Civic Improvement Corp., Water Systems Refunding Revenue Bonds, 5.250% (FGIC LOC)/(Original Issue Yield: 4.690%), 7/1/2016	537,600

	Total	5,767,562
	Arkansas -- 1.4%
1,425,000 AAA / Aaa	Arkansas Development Finance Authority, Revenue Bonds, 5.000% (AMBAC INS)/(Original Issue Yield: 5.055%), 7/1/2020, Callable 7/1/2007 @ 102	1,467,850
	Colorado -- 5.2%
1,875,000 AAA / Aaa	El Paso County, CO, School District No. 49, GO UT, 5.750% (FGIC LOC)/ (Original Issue Yield: 4.750%), 12/1/2013	2,106,806
3,000,000 AAA / Aaa	Larimer County, CO, School District, GO UT, 5.500% (FGIC INS)/(Original Issue Yield: 4.420%), 12/15/2006	3,321,510

	Total	5,428,316
	Florida -- 1.1%
1,060,000 A- / Baa1	Orange County, FL, Health Facilities Authority, Refunding Revenue Bonds, (Adventist Health Systems) 5.550% (Original Issue Yield: 5.750%), 11/15/2004	1,123,197
	Georgia -- 1.0%
1,000,000 AAA / Aaa	Burke County, GA, Development Authority, PCR Bonds, 6.250% (Oglethorpe Power Corp. Vogtle B)/(MBIA INS), 1/1/2003	1,038,460
	Hawaii -- 1.0%
1,000,000 AAA / Aaa	Hawaii State Airport System, Refunding Revenue Bonds, 5.250% (FGIC INS)/(Original Issue Yield: 4.770%), 7/1/2011	1,058,870
	Illinois -- 2.1%
1,000,000 AAA / Aaa	Du Page County, IL, GO UT, 5.000% (Original Issue Yield: 4.460%), 1/1/2015	1,032,060
1,060,000 AAA / Aaa	University of Illinois, GO UT, 5.250% (AMBAC INS)/(Original Issue Yield: 4.530%), 4/1/2013	1,139,224

	Total	2,171,284
	Indiana -- 3.6%
1,425,000 Aa2	Indianapolis, IN, Marion County Indiana Public Library, GO UT, 5.800%, 7/1/2012, Callable 1/1/2009 @ 101	1,604,878
2,000,000 AAA / Aaa	Petersburg, IN, PCA, Revenue Bonds, 6.100% (MBIA INS)/(Original Issue Yield: 6.099%), 1/1/2016, Callable 1/1/2003 @ 102	2,105,480

	Total	3,710,358
	Iowa -- 3.0%
3,000,000 NR	Iowa Finance Authority, Solid Waste Disposal Project, Revenue Bonds, AMT, 6.000% (Ipsco, Inc.), Due 6/1/2027, Mandatory Tender 6/1/2007, Callable 6/1/2007 @ 100	3,089,160
	Kansas -- 1.1%
1,000,000 AA / Aa3	Sedgwick County, KS, University School District, District No. 259, 6.00%, (Original Yield: 4.640%) 9/1/2008	1,134,680
	Kentucky -- 2.8%
2,565,000 AAA / Aaa	Kentucky State Property & Buildings Commission, Refunding Revenue Bonds, 6.000% (FSA INS)/(Original Issue Yield: 5.510%), 2/1/2011, Callable 2/1/2010 @ 100	2,928,307
	Massachusetts -- 2.8%
2,500,000 AA- / Aa2	Massachusetts State, (Series A), 6.000% (Original Issue Yield: 5.670%), 2/1/2014, Callable 2/1/2010 @ 101	2,881,750
	Michigan -- 5.0%
3,300,000 AAA / Aaa	Detroit, MI, City School District, (Series B), 5.000% (FGIC INS)/(Original Issue Yield: 4.500%), 5/1/2009	3,509,748
1,500,000 AA+ / Aa1	Michigan State Building Authority, (Series I), 5.500% (Original Issue Yield: 4.250%), 10/15/2009	1,658,760

	Total	5,168,508
	Minnesota -- 6.4%
1,000,000 BBB+ / Baa1	Minneapolis/St. Paul, MN, Housing Authority, Refunding Revenue Bonds, AMT, 6.750%, (Group Health Plan, Inc. Project), 12/1/2013, Callable 12/1/2002 @ 102	1,027,960
3,000,000 AAA	Minneapolis/St. Paul, MN, Metropolitan Airports Commission, (Series B), AMT, 5.250% (FGIC INS)/(Original Issue Yield: 4.070%), 1/1/2006	3,192,780
2,235,000 NR / Aaa	Mounds View, MN, Independent School District No. 621, GO UT, 5.000% (MBIA INS)/(Original Issue Yield: 4.450%), 2/1/2013	2,356,338

	Total	6,577,078
	Nevada -- 1.9%
1,880,000 AAA / Aaa	Clark County, NV, School District, GO UT, (Series D), Refunding Bonds, 5.250%, 6/15/2014, Callable 6/15/2011 @ 105	2,011,769
	New Mexico -- 3.6%
3,325,000 AA+ / Aa2	New Mexico State Highway Commission, Refunding Revenue Bonds, 6.000% (Original Issue Yield: 5.370%), 6/15/2010, Callable 6/15/2009 @ 100	3,747,774
	New York -- 2.5%
1,100,000 A2	Oswego County, NY, GO UT, 6.700% (Original Issue Yield: 6.800%), 6/15/2010	1,311,728
1,100,000 A2	Oswego County, NY, GO UT, 6.700% (Original Issue Yield: 6.800%), 6/15/2011	1,322,552

	Total	2,634,280
	North Dakota -- 4.8%
2,940,000 AAA / Aaa	Fargo, ND, Meritcare Obligated, (Series A), 5.750% (FSA INS)/(Original Issue Yield: 5.300%), 6/1/2012, Callable 6/1/2010 @ 101	3,240,703
1,545,000 AAA	North Dakota State Water Authority, Revenue Bonds, (Series A), 6.000% (MBIA INS) (Original Issue Yield: 5.390%), 8/1/2011, Callable 8/1/2010 @ 100	1,741,339

	Total	4,982,042
	Ohio -- 2.2%
1,235,000 NR / Aaa	Ohio HFA, Mortgage Refunding Revenue Bonds, AMT, Residential A-1 RMK, 5.150% (GNMA COL), 9/1/2002	1,254,674
1,000,000 NR	Sidney, OH, Industrial Development, Refunding Revenue Bonds, 5.400% (Fort Wayne National Bank LOC)/(Original Issue Yield: 5.399%), 9/15/2005, Callable 9/15/2002 @ 104	1,051,400

	Total	2,306,074
	Oregon -- 1.0%
1,000,000 AAA / Aaa	Salem-Keizer, OR, School District No. 24J, 5.375% (FGIC INS)(School Board Guarantee) 6/1/2014, Callable 6/1/2009 @ 100	1,057,270
	Pennsylvania -- 6.5%
4,000,000 AA / Aa2	Commonwealth of Pennsylvania, 6.000% (Original Issue Yield: 5.540%), 1/15/2012, Callable 1/15/2010 @ 101	4,515,040
2,000,000 AAA	Pottsville, PA, Hospital Authority, 7.000% (Original Issue Yield: 7.500%), 7/1/2014, PRF 7/1/2004 @ 102	2,249,220

	Total	6,764,260
	South Carolina -- 4.1%
1,055,000 AAA / Aaa	South Carolina State, GO UT, (Series B), 5.625%, (Original Issue Yield: 5.600%, 7/1/2011, Callable 7/1/2006 @ 102	1,142,776
2,835,000 AAA / Aaa	South Carolina State Public Service Authority, (Series A), 5.375% (MBIA INS)/(Original Issue Yield: 4.800%), 1/1/2006	3,070,985

	Total	4,213,761
	South Dakota -- 1.5%
1,500,000 AAA / Aaa	Heartland Consumers Power District, SD, Refunding Revenue Bonds, 5.900% (FSA INS)/(Original Issue Yield: 6.000%), 1/1/2004	1,594,380
	Tennessee -- 1.3%
1,200,000 A2	Putnam County, TN, GO UT, 5.250% (FGIC INS)/(Original Issue Yield: 4.530%), 4/1/2013	1,301,760
	Texas -- 5.9%
945,000 AAA / Aaa	San Angelo, TX, ISD, GO UT, 5.300% (PSFG GTD), 2/15/2007, Callable 2/15/2006 @ 100	1,007,143
2,000,000 AAA / Aaa	Tarrant County, TX, HFDC, Revenue Bonds, 5.750% (Texas Health Resources System)/(MBIA INS), 2/15/2009, Callable 2/15/2008 @ 102	2,210,340
1,500,000 AAA / Aa1	Tarrant County, TX, Jr. College District, GO UT, 5.375%, 2/15/2012	1,638,210
1,180,000 AAA / Aaa	Texas Water Development Board, State Revolving Fund Senior Lien Revenue Bonds, (Series A), 5.250% (Original Issue Yield: 4.900%), 7/15/2004	1,259,803

	Total	6,115,496
	Virginia -- 3.9%
2,190,000 AA / Aa1	Loudoun County, VA, State Aid Withholding, GO UT, (Series B), 5.750%, 1/1/2011, Callable 1/1/2010 @ 101	2,464,319
1,500,000 Aaa	Suffolk, VA, Redevelopment & Housing Authority, Revenue Refunding Bonds, 4.850%, (FNMA LIQ), 7/1/2031	1,556,880

	Total	4,021,199
	Washington -- 1.1%
1,000,000 A	Port Longview, WA, IDC, Solid Waste Disposal Revenue Bonds, 6.875% (AMT for Individuals Only) (Weyerhaeuser Co.), 10/1/2008	1,103,880
	Wisconsin -- 14.0%
2,555,000 NR / Aaa	Appleton, WI, Waterworks, Refunding Revenue Bonds, 5.000%, (FGIC INS)/(Original Issue Yield: 4.580%), 1/1/2013	2,676,030
940,000 Aaa	Cedarburg, WI, School District, (Series B), 5.375% (FSA INS)/(Original Issue Yield: 5.000%), 3/1/2016, Callable 3/1/2011 @ 100	986,079
895,000 Aaa	Cedarburg, WI, School District, GO UT, (Series B), Refunding Bonds, 5.375% (Original Issue Yield: 4.930%), 3/1/2015, Callable 3/1/2011 @ 100	943,572
2,250,000 Aa2	Green Bay, WI, Area Public School District, GO UT, 5.000% (Original Issue Yield: 4.740%), 4/1/2009	2,403,068
1,535,000 AAA / Aaa	Kenosha County, WI, (Series A), 5.000% (FGIC INS)/(Original Issue Yield: 4.500%), 3/1/2013, Callable 2/1/2010 @ 100	1,591,227
1,035,000 Aaa	River Falls, WI, School District, GO UT, 5.100% (FGIC INS)/(Original Issue Yield: 5.099%), 4/1/2012	1,103,817
1,650,000 AAA / Aaa	Southeast, WI, Professional Baseball Park District, Sales Tax Revenue Bonds, 5.450% (MBIA INS), 12/15/2012, Prerefunded 3/13/2007 @ 101	1,823,712
1,000,000 NR	Waukesha, WI, BANs 2.900%, 3/1/2004	1,009,460
1,750,000 AA / Aa3	Wisconsin State, GO UT, (Series C), Water Utility & Highway Improvement Bonds, 6.000%, 5/1/2014, Callable 5/1/2010 @ 100	2,004,520

	Total	14,541,485

	Total Long-Term Municipals (identified cost $95,795,422)	99,940,810
	Mutual Funds -- 3.7%
2,799,418	Federated Tax-Free Obligations Fund	2,799,418
1,037,872	Fidelity Tax Exempt Money Market Fund	1,037,872

	Total Mutual Funds (shares at net asset value)	3,837,290

	Total Investments (identified cost $99,632,712)(11)	$103,778,100

Short-Term Income Fund

Principal Amount	Description	Value
	Asset-Backed Securities -- 10.0%
$19,633	AFC Home Equity Loan Trust, Series 1993-2, Class A, 6.000%, 1/20/2013	$19,631
2,000,000	(8)(9)ARG Funding Corp., Class A2, 5.880%, 5/20/2002	2,001,240
1,500,000	Citibank Credit Card Master Trust I 1998-9, Class A, 5.300%, 1/9/2006	1,549,620
286,068	(5)(8)(9)DLJ Commercial Mortgage Corp., Series 1998-STF2, Class A1, 2.480%, 3/6/2002	285,353
2,000,000	Daimler Chrysler Auto Trust, Class A3, 6.820%, 9/6/2004	2,060,160
1,000,000	Ford Credit Auto Owner Trust 2000-G, Class A4, 6.620%, 7/15/2004	1,035,804
3,000,000	Green Tree Home Equity Loan Trust, Series 1998-B, Class B1, 7.810%, 11/15/2029	3,093,695
1,600,000	Honda Auto Receivables Owner Trust, Series 2001-3, Class A4, 3.960%, 2/19/2007	1,596,352
105,232	PNC Mortgage Securities Corp., Series 1994-1, Class T7, 6.000%, 2/25/2024	105,203
972,975	(8)(9)Pegasus Aviation Lease Securitization, Series 1999-1A, Class A1, 6.300%, 3/25/2029	944,774
537,183	TMS Home Equity Trust, Series 1992-D2, Class A3, 7.550%, 1/15/2018	537,368

	Total Asset-Backed Securities (identified cost $13,030,464)	13,229,200
	Collateralized Mortgage Obligations -- 13.3%
	Federal Home Loan Mortgage Corporation -- 3.4%
2,000,000	5.250%, 1/15/2010, Series 2368, Class TQ	2,041,510
2,000,000	5.500%, 5/15/2011, Series 2368, Class OC	2,055,570
435,071	6.050%, 9/15/2020, Series 1818, Class A	439,561

	Total	4,536,641
	Federal National Mortgage Association -- 2.3%
3,000,000	6.550%, 12/25/2021, Series 1993-137, Class PH	3,104,460
	Government National Mortgage Association -- 2.8%
1,578,053	5.950%, 7/20/24, Series 2001-5, Class PK	1,605,622
1,963,587	7.500%, 11/16/2027, Series 2000-12, Class AC	2,068,639

	Total	3,674,261
	Other Financial -- 4.8%
625,449	(8)(9)Capital Asset Research Funding, Series 1997-A, Class A, 6.400%, 12/15/2004	625,449
4,000,000	(8)(9)Criimi Mae CMBS Corp., Series 1998-1, Class A2, 6.009%, 6/20/2030	4,112,746
1,552,491	Securitized Asset Sales, Inc., Series 1995-4, Class A5, 7.250%, 11/25/2025	1,596,418

	Total	6,334,613

	Total Collateralized Mortgage Obligations (identified cost $17,320,951)	17,649,975
	Mortgage Backed-Pass Through Securities -- 10.0%
	Federal Home Loan Mortgage Corporation -- 0.7%
178,688	9.000%, 7/1/2014	190,267
659,734	11.000%, 8/1/2019	738,817

	Total	929,084
	Federal National Mortgage Association -- 8.9%
3,492,031	7.000%, 12/1/2015	3,642,607
2,826,902	7.500%, 9/1/2015	2,983,258
51,548	8.000%, 8/1/2007	52,773
684,126	8.000%, 5/1/2008	717,586
263,213	9.000%, 7/1/2009	280,269
147,221	9.000%, 1/1/2015	161,436
337,532	9.500%, 12/1/2024	372,655
652,411	9.500%, 1/1/2025	720,509
562,081	9.500%, 1/1/2025	620,751
410,153	9.500%, 1/1/2025	453,091
322,638	10.000%, 7/1/2020	362,213
431,903	10.500%, 1/1/2022	490,884
906,477	11.000%, 12/1/2015	1,012,707

	Total	11,870,739
	Government National Mortgage Association -- 0.4%
481,286	9.000%, 12/15/2019	530,045

	Total Mortgage Backed-Pass Through Securities (identified cost $13,083,688)	13,329,868
	Corporate Bonds & Notes -- 38.1%
	Automotive & Related -- 5.4%
1,500,000	Ford Motor Credit Co., Note, 7.500%, 6/15/2003	1,544,070
2,000,000	Ford Motor Credit Co., Sr. Note, 6.125%, 3/20/2004	2,009,880
2,000,000	General Motors Acceptance Corp., Note, 6.380%, 1/30/2004	2,049,160
1,500,000	General Motors Acceptance Corp., Sr. Note, 5.750%, 11/10/2003	1,523,790

	Total	7,126,900
	Banks -- 2.4%
1,500,000	First Chicago Corp., Sub. Note, 6.875%, 6/15/2003	1,566,900
1,500,000	NationsBank Corp., 6.125%, 7/15/2004	1,577,475

	Total	3,144,375
	Broker/Dealers -- 4.2%
1,000,000	Goldman Sachs Group, Inc., Bond, 7.625%, 8/17/2005	1,089,660
1,000,000	Merrill Lynch & Co., Inc., Note, 6.800%, 11/3/2003	1,056,170
1,300,000	Merrill Lynch & Co., Inc., Note, Series MTNB, 5.350%, 6/15/2004	1,340,352
1,000,000	Morgan Stanley, Dean Witter & Co., Unsub., 6.100%, 4/15/2006	1,044,640
1,000,000	PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	1,053,950

	Total	5,584,772
	Chemicals -- 1.5%
2,000,000	(8)(9)Dow Chemical Co., Note, Series 144A, 5.250%, 5/14/2004	2,023,440
	Domestic & International Oil -- 0.9%
1,200,000	Occidental Petroleum Corp., 6.500%, 4/1/2005	1,237,908
	Electric -- 1.7%
3,000,000	(5)TXU Gas Capital, 3.231%, 4/1/2002	2,319,114
	Energy -- 0.3%
2,000,000	(8)(9)Osprey Trust, Sr. Secd. Note, 8.310%, 1/15/2003	372,500
	Equipment -- 1.2%
1,606,651	(8)(9)Regional Jet Equipment Trust, Note, Series 144A, 7.771%, 9/5/2004	1,635,884
	Federal Home Loan Mortgage Corp. -- 4.0%
5,000,000	Federal Home Loan Mortgage Corp., Note, 7.375%, 5/15/2003	5,280,350
	Financial Services -- 3.1%
750,000	Boeing Capital Corp., Sr. Note, 7.100%, 9/27/2005	802,958
1,500,000	Credit Suisse First Boston USA, Inc., Note, 5.875%, 8/1/2006	1,552,005
1,000,000	MBNA Global Capital Securities, Jr. Sub. Deb., 2.660%, 2/1/2027	715,000
1,000,000	Salomon Smith Barney Holdings, Inc., Note, 6.250%, 5/15/2003	1,038,450

	Total	4,108,413
	Forest Products & Paper -- 0.5%
600,000	Reed Elsevier, Inc., Company Guarantee, 6.125%, 8/1/2006	613,824
	Healthcare -- 1.6%
2,000,000	Abbott Laboratories, Note, 5.125%, 7/1/2004	2,062,620
	Industrial Services -- 0.3%
500,000	Tyco International Group, Note, 5.800%, 8/1/2006	445,625
	Insurance -- 2.9%
1,000,000	(8)(9)Allstate Financial Global, Note, 7.125%, 9/26/2005	1,072,330
3,000,000	HSB Group, Inc., Company Guarantee, 2.737%, 7/15/2027	2,826,150

	Total	3,898,480
	Leasing -- 1.2%
1,500,000	General Electric Capital Corp., Note, 5.375%, 4/23/2004	1,552,485
	Media -- 1.6%
1,000,000	AOL Time Warner, Inc., Note, 6.125%, 4/15/2006	1,021,580
1,000,000	Walt Disney Co., 7.300%, 2/8/2005	1,050,980

	Total	2,072,560
	Metals -- 0.6%
760,000	Alcoa, Inc., Note, 5.875%, 6/1/2006	786,615
	Real Estate -- 0.8%
1,000,000	EOP Operating LP, Sr. Note, 6.375%, 2/15/2003	1,026,150
	Telecommunications -- 2.4%
700,000	British Telecommunications PLC, Note, 7.875%, 12/15/2005	757,778
700,000	(8)(9)France Telecommunications, Note, Series 144A, 7.200%, 3/1/2006	712,544
1,000,000	(8)(9)Verizon Global Funding, Note, Series 144A, 6.750%, 12/1/2005	1,061,520
700,000	WorldCom, Inc., Sr. Note, 6.25%, 8/15/2003	678,895

	Total	3,210,737
	Utilities-Electric -- 1.5%
2,000,000	(8)(9)Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	2,034,380

	Total Corporate Bonds & Notes (identified cost $52,110,172)	50,537,132
	Government Agencies -- 16.8%
	Federal Home Loan Bank -- 3.0%
4,000,000	Federal Home Loan Bank, Bond, 4.125%, 1/14/2005	4,011,240
	Federal Home Loan Mortgage Corporation -- 5.3%
2,000,000	Federal Home Loan Mortgage Corp., Note, 5.250%, 2/15/2004	2,076,560
5,000,000	Federal Home Loan Mortgage Corp., Unsecd. Note, 3.250%, 11/15/2004	4,936,950

	Total	7,013,510
	Federal National Mortgage Association -- 8.5%
4,000,000	Federal National Mortgage Association, Note, 3.125%, 11/15/2003	3,976,160
3,000,000	Federal National Mortgage Association, Note, 5.125%, 2/13/2004	3,110,070
4,000,000	Federal National Mortgage Association, Note, 5.500%, 2/15/2006	4,157,960

	Total	11,244,190

	Total Government Agencies (identified cost $22,293,919)	22,268,940
	Note-Variable -- 1.5%
	Financial Services -- 1.5%
2,000,000	(5)(8)(9)Lehman Brothers Holdings, Inc., 2.381%, 3/3/2002 (identified cost $1,980,300)	2,000,844
	U.S. Treasury Note -- 0.8%
1,000,000	5.750%, 11/15/2005 (identified cost $1,033,281)	1,063,490

	Total Investments in Securities (identified cost $120,852,775)	120,079,449
	(3)Repurchase Agreement -- 9.3%
12,410,502	Lehman Brothers, Inc., 1.870%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	12,410,502

	Total Investments (identified cost $133,263,277)	$132,489,951

Money Market Fund

Principal Amount	Description	Value
	Certificates of Deposit -- 3.0%
	Foreign Banks -- 3.0%
$45,000,000	Canadian Imperial Bank of Commerce, NY, 2.500% - 4.25%, 5/16/2002 - 12/27/2002	$44,966,806
50,875,000	Credit Agricole Indosuez, 3.665% - 4.610%, 3/28/2002 - 8/20/2002	50,891,099

	Total Certificates of Deposit	95,857,905
	(12)Commercial Paper -- 21.3%
	Advertising -- 2.3%
25,000,000	Omnicom Capital, Inc., 2.000%, 3/8/2002	24,990,278
50,000,000	Omnicom Finance Ltd., 1.980%, 3/14/2002	49,964,250

	Total	74,954,528
	Asset-Backed -- 3.9%
50,000,000	(8)(9)Halogen Capital Co., 1.700%, 4/12/2002	49,900,833
75,000,000	(8)(9)Tannehill Capital Co., 1.830% - 1.840%, 4/22/2002	74,801,244

	Total	124,702,077
	Diversified -- 4.0%
13,030,000	Beta Finance, Inc., 1.840% - 1.850%, 5/2/2002 - 5/24/2002	12,980,675
12,500,000	CC (USA), Inc., 1.840%, 5/2/2002 - 5/7/2002	12,458,728
50,000,000	(8)(9)Concord Minutemen, 1.860%, 3/8/2002	49,981,917
53,721,000	(8)(9)Scaldis Capital Ltd., 1.900%, 3/18/2002 - 5/20/2002	53,635,916

	Total	129,057,236
	Electric -- 1.9%
60,000,000	(8)(9)Wisconsin Energy Corp., 1.920% - 1.960%, 4/9/2002 - 4/26/2002	59,843,525
	Foreign Banks -- 2.7%
75,000,000	(8)(9)Depfa-Bank, 1.680% - 1.850%, 4/15/2002 - 5/6/2002	74,810,208
12,700,000	Spintab-Swedmortgage AB, 2.080%, 3/4/2002	12,697,799

	Total	87,508,007
	Healthcare -- 3.3%
75,000,000	(8)(9)American Home Products Corp., 1.870% - 1.900%, 3/14/2002 - 5/15/2002	74,826,630
30,000,000	Baxter International, Inc., 1.875%, 3/4/2002	29,995,313

	Total	104,821,943
	Mortgage Banking -- 0.9%
30,000,000	Countrywide Funding Corp., 1.880%, 4/12/2002 - 4/30/2002	29,915,400
	Receivables -- 2.3%
74,500,000	Liquid Funding Ltd., 0.001% - 1.840%, 3/14/2002 - 4/18/2002	74,386,632

	Total Commercial Paper	685,189,348
	Corporate Bonds -- 5.3%
	Banks -- 0.4%
13,500,000	Wells Fargo & Co., 6.500%, 9/3/2002	13,686,000
	Computer Services -- 0.9%
29,000,000	International Business Machines Corp., 5.800%, 9/9/2002	29,455,625
	Diversified Manufacturing -- 0.5%
15,000,000	Siemens Capital Corp., 8.000%, 6/24/2002	15,192,166
	Foreign Banks -- 0.5%
15,000,000	Commerzbank AG, NY, 4.120%, 5/9/2002	14,999,716
	Healthcare -- 1.1%
15,000,000	(8)(9)Lilly (Eli) & Co., 4.700%, 3/22/2002	15,000,000
20,000,000	(8)(9)Merck & Co., Inc., 4.540%, 2/24/2003	20,417,678

	Total	35,417,678
	Personal Credit -- 0.6%
20,000,000	(8)(9)BMW US Capital LLC, 4.190%, 6/7/2016	19,988,585
	Telecommunications -- 1.3%
40,000,000	(8)(9)SBC Communications, Inc., 4.250%, 6/1/2002	40,000,000

	Total Corporate Bonds	168,739,770
	(5)Variable-Rate Notes -- 57.9%
	Banks -- 7.4%
15,000,000	American Express Centurion Bank, DE, 1.820%, 3/14/2002	14,996,736
10,000,000	Bank One Corp., 2.110%, 5/14/2002	10,023,165
10,000,000	Bank One Corp., 2.130%, 5/15/2002	10,024,436
10,000,000	Bank One, N.A., 2.000%, 5/7/2002	10,009,507
20,000,000	First Chicago Corp., 2.000%, 3/26/2002	20,009,678
10,000,000	First Chicago Corp., 2.025%, 5/15/2002	10,004,000
20,000,000	First Union National Bank, 2.060%, 3/20/2002	20,027,393
15,000,000	J.P. Morgan Chase & Co., 1.995%, 4/30/2002	15,021,032
4,000,000	Key Bank, N.A., 1.942%, 3/24/2002	4,000,130
44,000,000	Key Bank, N.A., 2.022%, 3/24/2002	44,005,960
27,000,000	Key Bank, N.A., 2.025%, 3/18/2002	27,001,925
51,100,000	Mellon Financial Corp., 2.183%, 3/14/2002	51,197,621

	Total	236,321,583
	Beverages & Foods -- 0.8%
25,000,000	(8)(9)Cargill, Inc., 2.011%, 5/28/2002	25,014,419
	Broker/Dealers -- 9.4%
75,000,000	(8)(9)Bank of America, 2.190%, 3/1/2002	75,000,000
75,000,000	(8)(9)Bear Stearns Cos., Inc., 2.017%, 3/5/2002	75,000,000
75,000,000	(8)(9)Goldman Sachs & Co., 2.020%, 3/5/2002	75,000,000
35,000,000	(8)(9)J.P. Morgan & Co., Inc., 1.840%, 3/1/2002	35,000,000
40,500,000	Merrill Lynch & Co., Inc., 1.950%, 4/24/2002	40,531,320

	Total	300,531,320
	Construction Equipment -- 2.3%
75,000,000	Caterpillar Financial Services Corp., 1.920%, 4/9/2002	75,000,000
	Diversified Manufacturing -- 2.3%
75,000,000	(8)ABB Capital USA, 2.120%, 3/6/2002	75,000,000
	Drugs -- 2.2%
70,000,000	(8)(9)Bayer Corp., 4.750%, 3/19/2002	69,999,415
	Insurance -- 10.3%
40,000,000	(8)(9)American General Annuity Insurance Co., 2.100%, 5/19/2002	40,000,000
75,000,000	(8)GE Life and Annuity Assurance Co., 2.460%, 4/22/2002	75,000,000
40,000,000	(8)(9)Jackson National Life Insurance Co., 1.860%, 5/1/2002	40,000,000
50,000,000	(8)(9)Metropolitan Life Insurance Co., 2.071%, 3/1/2002	50,000,000
10,000,000	(8)Monumental Life Insurance Co., 1.940%, 4/1/2002	10,000,000
25,000,000	(8)Monumental Life Insurance Co., 1.951%, 4/1/2002	25,000,000
40,000,000	(8)Monumental Life Insurance Co., 3.000%, 3/1/2002	40,000,000
50,000,000	(8)Travelers Insurance Co., 1.941%, 4/1/2002	50,000,000

	Total	330,000,000
	Leasing -- 0.8%
25,000,000	Paccar Financial Corp., 2.145%, 3/4/2002	25,009,155
	Mortgage Banking -- 4.7%
25,000,000	Countrywide Home Loans, Inc., 1.889%, 5/6/2002	24,913,833
75,000,000	Homeside Lending, Inc., 2.125%, 4/9/2002	75,020,798
50,000,000	(8)(9)Northern Rock PLC, 1.890%, 3/14/2002	50,000,000

	Total	149,934,631
	Other Consumer Non-Durables -- 2.2%
71,110,000	(8)(9)Unilever Capital Corp., 1.920%, 4/24/2002	71,192,270
	Personal Credit -- 8.0%
45,000,000	American Express Credit Corp., 1.850%, 3/26/2002	45,000,000
50,000,000	(8)(9)American Honda Finance Corp., 1.770%, 4/19/2002	50,000,000
25,000,000	(8)(9)American Honda Finance Corp., 1.892%, 5/13/2002	25,000,000
50,000,000	Associates Corp. of North America, 1.940%, 3/27/2002	50,000,000
Principal Amount or Shares	Description	Value
$10,000,000	Commerzbank AG, Frankfurt, 2.081%, 3/1/2002	10,000,236
14,500,000	Household Finance Corp., 1.890%, 3/1/2002	14,500,000
35,500,000	Household Finance Corp., 2.050%, 3/27/2002	35,503,234
25,000,000	Household Finance Corp., 2.140%, 3/1/2002	25,001,634

	Total	255,005,104
	Retail -- 0.5%
15,000,000	Wal-Mart Stores, Inc., 5.450%, 6/1/2002	15,044,349
	Student Loan -- 2.3%
75,000,000	USA Education, Inc., 2.131%, 3/18/2002	75,000,000
	Telecommunications -- 4.7%
75,000,000	BellSouth Telecommunications, Inc., 2.041%, 3/4/2002	75,010,000
75,000,000	(8)(9)Verizon Global Funding, 1.900%, 3/14/2002	74,993,613

	Total	150,003,613

	Total Variable-Rate Notes	1,853,055,859
	Mutual Funds -- 2.1%
29,286,511	American Select Cash Reserve Fund	29,286,511
38,700,827	Dreyfus Cash Management Fund	38,700,827
300,806	Goldman Sachs Financial Square Money Market Fund	300,806

	Total Mutual Funds (Shares at net asset value)	68,288,144
Principal Amount	Description	Value
	(3)Repurchase Agreements -- 10.0%
$35,000,000	Deutsche Bank Financial, Inc., 1.935%, dated 2/28/2002, due 3/1/2002	35,000,000
120,000,000	First Union Capital Markets, Inc., 1.940%, dated 2/28/2002, due 3/1/2002	120,000,000
140,000,000	Morgan Stanley Group, Inc., 1.935%, dated 2/28/2002, due 3/1/2002	140,000,000
25,000,000	Salomon Smith Barney, Inc., 1.925%, dated 2/28/2002, due 3/1/2002	25,000,000

	Total Repurchase Agreements	320,000,000

	Total Investments (at amortized cost)	$3,191,131,026

Note: The categories of investments are shown as a percentage of net assets for each Fund at February 28, 2002.

(1) Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.

(2) Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on current market prices.

(4) Non-income producing.

(5) Current rate and next demand date shown.

(6) Securities held as collateral for dollar roll transactions.

(7) All or a portion of these securities are subject to dollar roll transactions.

(8) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At February 28, 2002, these securities amounted to:

	Amount	% of Net Assets
Intermediate Bond Fund	$59,590,680	9.5%
Short-Term Income Fund	18,883,004	14.2
Money Market Fund	1,564,406,253	48.8

Included in the Money Market Fund, securities which are illiquid amounted to $275,000,000, which represents 8.6% of net assets.

(9) Denotes a restricted security which has been deemed liquid by criteria approved by the Fund's board of directors.

(10) Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.

(11) Securities that are subject to alternative minimum tax represent 10.4% of Intermediate Tax-Free Fund's portfolio as calculated based upon total portfolio market value.

(12) Each issue shows the rate of discount at the time of purchase.

The following acronyms are used throughout this report:

ADR--American Depositary Receipt
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
BANs--Bond Anticipation Notes
COL--Collateralized
FGIC--Financial Guaranty Insurance Corporation
FNMA--Federal National Mortgage Association
FRN--Floating Rate Note
FSA--Financial Security Assurance
GDR--Global Depositary Receipt
GNMA--Government National Mortgage Association
GO--General Obligation
GTD--Guaranteed
HFA--Housing Finance Authority

HFDC--Health Facility Development Corporation
IDC--Industrial Development Corporation
INS--Insured
ISD--Independent School District
LIQ--Liquidity Agreement
LT--Limited Tax
LOC--Letter of Credit
MBIA--Municipal Bond Insurance Association
MTN--Medium Term Note
PCA--Pollution Control Authority
PCR--Pollution Control Revenue
PRF--Prerefunded
PSFG--Permanent School Fund Guarantee
REMIC--Real Estate Mortgage Investment Conduit
UT--Unlimited Tax

Marshall	Cost of Investments for Federal Tax Purposes		Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Total Net Assets
Equity Income Fund	$ 319,442,810		$ 70,633,645	$80,065,930	$ 9,432,285	$ 389,369,246
Large-Cap Growth & Income Fund	302,823,250		72,913,147	87,349,221	14,436,074	360,708,694
Mid-Cap Value Fund	190,157,994		32,771,737	39,487,954	6,716,217	220,510,104
Mid-Cap Growth Fund	313,382,910		(15,445,828)	23,016,789	38,462,617	294,374,600
Small-Cap Growth Fund	111,568,512		588,948	10,646,265	10,057,317	111,336,420
International Stock Fund	329,561,347		(3,341,100)	27,465,325	30,806,425	325,815,848
Government Income Fund	431,376,183		11,727,769	13,077,613	1,349,844	382,289,575
Intermediate Bond Fund	620,282,093		1,247,029	13,051,424	11,804,395	626,248,511
Intermediate Tax-Free Fund	99,632,712		4,145,388	4,175,000	29,612	103,641,185
Short-Term Income Fund	133,263,277		(773,326)	2,116,293	2,889,619	132,803,960
Money Market Fund	3,191,131,026	*	--	--	--	3,202,928,149

* at amortized cost.

February 28, 2002 (unaudited)

Statements of Assets and Liabilities

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund
Assets:
Investments in securities, at value	$384,080,796	$333,653,497	$196,513,111	$259,108,545
Investments in repurchase agreements	5,995,659	42,082,900	26,416,620	38,828,537
Short-term investments held as collateral for securities lending	37,378,638	30,539,686	17,480,395	57,231,960
Cash	7,404	20,044	16,787	3,607
Cash denominated in foreign currencies (identified cost, $6,064)	--	--	--	--
Income receivable	1,003,606	387,617	229,617	68,567
Receivable for investments sold	2,878,738	--	453,018	2,533,909
Receivable for capital stock sold	--	--	--	--

Total assets	431,344,841	406,683,744	241,109,548	357,775,125
Liabilities:
Payable for daily variation margin	28,125	84,375	--	130,525
Payable for investments purchased	3,608,465	15,017,084	2,910,597	5,770,654
Payable on collateral due to broker	37,378,638	30,539,686	17,480,395	57,231,960
Payable to bank	--	--	--	--
Options written, at value (premium received $469,589)	595,773	--	--	--
Income distribution payable	--	--	--	--
Net payable for foreign currency exchange contracts	--	--	--	--
Payable for dollar roll transactions	--	--	--	--
Accrued expenses	364,594	333,905	208,452	267,386

Total liabilities	41,975,595	45,975,050	20,599,444	63,400,525

Total Net Assets	$389,369,246	$360,708,694	$220,510,104	$294,374,600

Net Assets Consist of:
Paid-in-capital	325,190,308	315,319,845	186,051,190	333,814,743
Net unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	70,120,896	71,742,452	32,771,634	(15,734,197)
Accumulated net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	(6,681,373)	(26,420,607)	1,658,905	(22,674,021)
Undistributed net investment income (accumulated net operating loss)	739,415	67,004	28,375	(1,031,925)

Total Net Assets	$389,369,246	$360,708,694	$220,510,104	$294,374,600

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$13.98	$12.85	$11.90	$12.27
Offering Price Per Share	$13.98	$12.85	$11.90	$12.27
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$13.98	$12.85	$11.90	$12.27
Offering Price Per Share	$14.83 *	$13.63 *	$12.63 *	$13.02 *
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	--	--	--	--
Offering Price Per Share	--	--	--	--
Net Assets:
Investor Class of Shares:	$385,102,096	$355,703,832	$217,074,052	$291,335,294
Advisor Class of Shares:	4,267,150	5,004,862	3,436,052	3,039,306
Institutional Class of Shares:	--	--	--	--

Total Net Assets	$389,369,246	$360,708,694	$220,510,104	$294,374,600

Shares Outstanding:
Investor Class of Shares:	27,543,963	27,686,137	18,239,764	23,739,918
Advisor Class of Shares:	305,220	389,553	288,705	247,683
Institutional Class of Shares:	--	--	--	--

Total Shares Outstanding	27,849,183	28,075,690	18,528,469	23,987,601

Investments, at identified cost	$319,442,810	$302,823,250	$190,157,994	$313,382,910

Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Intermediate Tax-Free Fund	Short-Term Income Fund	Money Market Fund

$108,080,824	$310,809,247	$398,297,387	$571,968,131	$103,778,100	$120,079,449	$2,871,131,026
4,076,636	15,411,000	44,806,565	49,560,991	--	12,410,502	320,000,000
23,041,621	12,273,398	116,167,831	100,531,524	--	--	--
7,202	207	--	--	776	--	216,259
--	6,056	--	--	--	--	--
1,012	635,698	1,628,990	9,147,991	1,221,001	1,225,712	17,313,445
932,636	--	--	4,932,076	--	--	--
--	7,314	--	--	--	--	--

136,139,931	339,142,920	560,900,773	736,140,713	104,999,877	133,715,663	3,208,660,730

--	--	--	--	--	--	--
1,613,556	662,670	--	3,013,658	1,005,070	--	--
23,041,621	12,273,398	116,167,831	100,531,524	--	--	--
--	--	--	3,390,705	--	329,279	--
--	--	--	--	--	--	--
--	--	1,633,528	2,567,222	307,253	530,430	4,494,886
--	689	--	--	--	--	--
--	--	60,537,695	--	--	--	--
148,334	390,315	272,144	389,093	46,369	51,994	1,237,695

24,803,511	13,327,072	178,611,198	109,892,202	1,358,692	911,703	5,732,581

$111,336,420	$325,815,848	$382,289,575	$626,248,511	$103,641,185	$132,803,960	$3,202,928,149

113,511,871	420,047,605	380,251,653	652,303,333	100,276,044	140,419,560	3,203,073,971
588,948	(3,345,922)	11,727,769	1,247,029	4,145,388	(773,326)	--
(2,160,857)	(86,998,156)	(8,984,648)	(26,427,098)	(776,962)	(6,892,069)	(145,822)
(603,542)	(3,887,679)	(705,199)	(874,753)	(3,285)	49,795	--

$111,336,420	$325,815,848	$382,289,575	$626,248,511	$103,641,185	$132,803,960	$3,202,928,149

$11.63	$10.03	$9.57	$9.37	$10.35	$9.38	$1.00
$11.63	$10.03	$9.57	$9.37	$10.35	$9.38	$1.00

$11.63	$10.02	$9.57	$9.37	--	$9.38	$1.00
$12.34 *	$10.63 *	$10.05 **	$9.84 **	--	$9.57 ***	$1.00

--	$10.08	--	--	--	--	$1.00
--	$10.08	--	--	--	--	$1.00

$108,714,223	$218,924,186	$379,434,934	$622,762,835	$103,641,185	$132,422,892	$2,026,588,683
2,622,197	4,007,715	2,854,641	3,485,676	--	381,068	140,736,475
--	102,883,947	--	--	--	--	1,035,602,991

$111,336,420	$325,815,848	$382,289,575	$626,248,511	$103,641,185	$132,803,960	$3,202,928,149

9,349,452	21,827,977	39,646,870	66,458,270	10,012,132	14,124,056	2,026,685,886
225,522	399,880	298,317	371,958	--	40,644	140,748,555
--	10,204,728	--	--	--	--	1,035,639,530

9,574,974	32,432,585	39,945,187	66,830,228	10,012,132	14,164,700	3,203,073,971

$111,568,512	$329,561,347	$431,376,183	$620,282,093	$99,632,712	$133,263,277	$3,191,131,026

* Computation of offering price per share 100/94.25 of net asset value.

** Computation of offering price per share 100/95.25 of net asset value.

*** Computation of offering price per share 100/98.00 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Six Months Ended February 28, 2002

Statements of Operations

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund		Mid-Cap Growth Fund
Investment Income:
Interest income	$86,672	$431,086	$211,440		$485,879
Dividend income	4,636,728(1)	1,856,171(1)	1,077,057	(1)	342,111

Total income	4,723,400	2,287,257	1,288,497		827,990

Expenses:
Investment adviser fee	1,460,691	1,382,420	686,079		1,145,271
Shareholder services fees--
Investor Class of Shares	482,188	454,774	225,344		378,020
Advisor Class of Shares	4,709	6,032	3,349		3,736
Administrative fees	189,872	177,696	94,906		146,892
Portfolio accounting fees	50,110	48,271	31,285		45,006
Transfer and dividend disbursing agent fees	72,179	82,717	67,365		74,309
Custodian fees	31,873	30,829	18,296		27,668
Registration fees	11,240	11,288	10,453		10,438
Auditing fees	7,190	7,191	7,191		7,191
Legal fees	2,242	2,083	2,232		2,132
Printing and postage	11,436	14,628	9,769		10,752
Directors' fees	3,147	3,147	3,146		3,147
Insurance premiums	1,085	1,116	610		1,080
Distribution services fees--
Advisor Class of Shares	4,709	6,032	3,349		3,736
Miscellaneous	5,938	5,524	4,260		4,273

Total expenses	2,338,609	2,233,748	1,167,634		1,863,651

Deduct--
Waiver of investment adviser fee	--	--	--		--
Waiver of shareholder services fees--
Investor Class of Shares	--	--	--		--
Advisor Class of Shares	(4,709)	(6,032)	(3,349)		(3,736)

Total Waivers	(4,709)	(6,032)	(3,349)		(3,736)

Net expenses	2,333,900	2,227,716	1,164,285		1,859,915

Net investment income (net operating loss)	2,389,500	59,541	124,212		(1,031,925)

Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency:
Net realized gain (loss) on investment transactions and options (identified cost basis)	(2,923,166)	(880,686)	3,515,429		(19,421,916)
Net realized gain (loss) on futures contracts (identified cost basis)	(1,608,186)	(3,911,169)	(1,778,464)		(555,769)
Net realized gain (loss) on foreign currency contracts (identified cost basis)	--	--	118		--
Net change in unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	267,752	(20,388,006)	11,179,657		(13,523,212)

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	(4,263,600)	(25,179,861)	12,916,740		(33,500,897)

Change in net assets resulting from operations	$(1,874,100)	$(25,120,320)	$13,040,952		$(34,532,822)

Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Intermediate Tax-Free Fund	Short-Term Income Fund	Money Market Fund

$170,480	$124,922	$11,712,916(2)	$18,549,694	$2,278,851	$3,710,900	$42,675,108
70,584(1)	1,289,385(1)	--	--	--	--	--

241,064	1,414,307	11,712,916	18,549,694	2,278,851	3,710,900	42,675,108

520,478	1,602,234	1,419,958	1,883,441	303,959	387,972	2,300,763

127,084	272,480	469,954	780,551	126,649	161,419	2,326,773
3,035	4,865	3,365	4,216	--	236	164,622
52,428	154,368	187,535	298,069	51,224	65,343	628,717
28,355	59,139	48,260	57,949	24,819	28,959	121,696
66,713	49,722	73,040	67,260	22,616	41,779	319,793
10,410	91,284	31,330	43,788	10,132	12,932	165,781
9,950	19,354	12,416	10,864	9,111	10,208	86,665
7,191	7,140	7,180	7,190	7,190	7,190	7,191
2,232	2,579	2,480	2,232	2,232	1,983	1,984
10,364	22,811	9,918	8,480	4,364	7,190	24,795
3,146	3,158	3,146	3,147	3,147	3,147	3,147
554	1,054	871	1,289	458	586	75,587

3,035	4,865	3,365	4,216	--	236	197,547
2,666	6,596	5,455	9,049	2,232	2,728	22,255

847,641	2,301,649	2,278,273	3,181,741	568,133	731,908	6,447,316

--	(34,712)	(189,328)	(188,344)	(136,781)	(219,851)	(690,689)

--	--	(432,358)	(718,107)	(116,518)	(148,505)	--
(3,035)	(4,865)	(3,365)	(4,216)	--	(236)	--

(3,035)	(39,577)	(625,051)	(910,667)	(253,299)	(368,592)	(690,689)

844,606	2,262,072	1,653,222	2,271,074	314,834	363,316	5,756,627

(603,542)	(847,765)	10,059,694	16,278,620	1,964,017	3,347,584	36,918,481

354,912	(42,052,498)	(609,145)	515,115	403,700	92,837	--
860,908	--	--	--	--	--	--
(644)	(24,306)	--	--	--	--	--
(4,261,862)	19,905,116	2,390,508	(9,131,484)	(288,102)	(2,354,505)	--

(3,046,686)	(22,171,688)	1,781,363	(8,616,369)	115,598	(2,261,668)	--

$(3,650,228)	$(23,019,453)	$11,841,057	$7,662,251	$2,079,615	$1,085,916	$36,918,481

(1) Net of foreign taxes withheld of $989, $57, $3,443, $1,126 and $111,898.

(2) Net of dollar roll expense of $809,489.

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Equity Income Fund		Large-Cap Growth & Income Fund
	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001
Increase (Decrease) in Net Assets
Operations--
Net investment income (net operating loss)	$2,389,500	$4,601,248	$59,541	$150,608
Net realized gain (loss) on investments and options transactions	(2,923,166)	19,832,156	(880,686)	(17,367,829)
Net realized gain (loss) on futures contracts	(1,608,186)	(3,441,318)	(3,911,169)	(1,892,744)
Net realized gain (loss) on foreign currency contracts	--	--	--	--
Net change in unrealized appreciation (depreciation) of investments, options, futures contracts and foreign currency translation	267,752	(11,491,423)	(20,388,006)	(108,663,462)

Change in net assets resulting from operations	(1,874,100)	9,500,663	(25,120,320)	(127,773,427)

Distributions to Shareholders--
Distributions to shareholders from net investment income
Investor Class of Shares	(2,239,742)	(4,113,180)	(137,048)	(387,709)
Advisor Class of Shares	(21,384)	(25,729)	(1,779)	(3,696)
Institutional Class of Shares	--	--	--	--
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	(15,705,144)	(2,914,298)	--	(21,253,461)
Advisor Class of Shares	(154,265)	(17,420)	--	(199,698)
Institutional Class of Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(18,120,535)	(7,070,627)	(138,827)	(21,844,564)

Capital Stock Transactions--
Proceeds from sale of shares	25,067,260	58,546,071	28,834,560	61,140,401
Net asset value of shares issued to shareholders in payment of distributions declared	16,744,806	4,633,964	90,118	21,325,052
Cost of shares redeemed	(50,727,283)	(73,256,581)	(34,639,167)	(54,975,248)

Change in net assets resulting from capital stock transactions	(8,915,217)	(10,076,546)	(5,714,489)	27,490,205

Change in net assets	(28,909,852)	(7,646,510)	(30,973,636)	(122,127,786)
Net Assets:
Beginning of period	418,279,098	425,925,608	391,682,330	513,810,116

End of period	$389,369,246	$418,279,098	$360,708,694	$391,682,330

Undistributed net investment income (accumulated net operating loss) included in net assets at end of period	$739,415	$611,041	$67,004	$146,290

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund
Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001

$124,212	$211,412	$(1,031,925)	$(1,556,489)	$(603,542)	$(686,789)	$(847,765)	$1,453,548
3,515,429	24,875,839	(19,421,916)	7,534,050	354,912	10,664,839	(42,052,498)	(43,502,687)
(1,778,464)	(1,089,843)	(555,769)	(1,534,067)	860,908	(4,176,868)	--	--
118	--	--	--	(644)	--	(24,306)	(1,316,950)
11,179,657	3,878,691	(13,523,212)	(188,928,073)	(4,261,862)	(46,191,525)	19,905,116	(88,132,643)

13,040,952	27,876,099	(34,532,822)	(184,484,579)	(3,650,228)	(40,390,343)	(23,019,453)	(131,498,732)

(136,810)	(668,603)	--	--	--	--	--	--
(1,948)	(7,436)	--	--	--	--	--	--
--	--	--	--	--	--	--	--

(22,883,370)	(6,653,072)	(876,922)	(97,066,185)	(4,821,728)	(13,280,301)	--	(33,371,017)
(352,012)	(74,513)	(8,848)	(663,495)	(116,221)	(201,636)	--	(390,149)
--	--	--	--	--	--	--	(15,060,189)

(23,374,140)	(7,403,624)	(885,770)	(97,729,680)	(4,937,949)	(13,481,937)	--	(48,821,355)

53,168,092	75,859,768	30,919,887	75,745,858	23,289,438	42,699,451	86,560,740	247,575,054
22,643,922	7,061,197	877,761	96,392,588	4,870,966	13,289,856	--	47,791,410
(19,975,721)	(36,009,370)	(38,773,603)	(97,686,196)	(16,031,542)	(55,428,320)	(97,296,368)	(243,821,846)

55,836,293	46,911,595	(6,975,955)	74,452,250	12,128,862	560,987	(10,735,628)	51,544,618

45,503,105	67,384,070	(42,394,547)	(207,762,009)	3,540,685	(53,311,293)	(33,755,081)	(128,775,469)

175,006,999	107,622,929	336,769,147	544,531,156	107,795,735	161,107,028	359,570,929	488,346,398

$220,510,104	$175,006,999	$294,374,600	$336,769,147	$111,336,420	$107,795,735	$325,815,848	$359,570,929

$28,375	$42,921	$(1,031,925)	$--	$(603,542)	$--	$(3,887,679)	$(3,039,914)

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Government Income Fund		Intermediate Bond Fund

	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001
Increase (Decrease) in Net Assets
Operations--
Net investment income (net operating loss)	$10,059,694	$22,684,729	$16,278,620	$37,399,343
Net realized gain (loss) on investment and options transactions	(609,145)	4,584,409	515,115	1,466,569
Net realized gain (loss) on futures contracts	--	--	--	--
Net realized gain (loss) on foreign currency contracts	--	--	--	--
Net change in unrealized appreciation (depreciation) of investments, options, futures contracts and foreign currency translation	2,390,508	8,754,436	(9,131,484)	22,426,317

Change in net assets resulting from operations	11,841,057	36,023,574	7,662,251	61,292,229

Distributions to Shareholders--
Distributions to shareholders from net investment income
Investor Class of Shares	(10,267,243)	(22,613,781)	(16,813,450)	(37,280,833)
Advisor Class of Shares	(70,613)	(110,393)	(86,709)	(143,096)
Institutional Class of Shares	--	--	--	--
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	--	--	--	--
Advisor Class of Shares	--	--	--	--
Institutional Class of Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(10,337,856)	(22,724,174)	(16,900,159)	(37,423,929)

Capital Stock Transactions--
Proceeds from sale of shares	37,489,363	65,432,184	73,050,966	161,319,013
Net asset value of shares issued to shareholders in payment of distributions declared	5,364,175	14,045,043	6,912,953	17,371,080
Cost of shares redeemed	(44,826,410)	(68,738,231)	(88,570,153)	(173,414,101)

Change in net assets resulting from capital stock transactions	(1,972,872)	10,738,996	(8,606,234)	5,275,992

Change in net assets	(469,671)	24,038,396	(17,844,142)	29,144,292
Net Assets:
Beginning of period	382,759,246	358,720,850	644,092,653	614,948,361

End of period	$382,289,575	$382,759,246	$626,248,511	$644,092,653

Undistributed net investment income (accumulated net operating loss) included in net assets at end of period	$(705,199)	$265	$(874,753)	$4,469

Intermediate Tax-Free Fund		Short-Term Income Fund		Money Market Fund
Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001

$1,964,017	$4,064,375	$3,347,584	$7,632,931	$36,918,481	$128,213,532
403,700	638,957	92,837	(937,731)	--	(145,822)
--	--	--	--	--	--
--	--	--	--	--	--
(288,102)	3,255,563	(2,354,505)	5,233,523	--	--

2,079,615	7,958,895	1,085,916	11,928,723	36,918,481	128,067,710

(1,971,872)	(4,064,724)	(3,307,385)	(7,653,555)	(21,648,996)	(92,313,480)
--	--	(4,590)	(3,006)	(1,346,329)	(6,001,217)
--	--	--	--	(13,923,156)	(29,898,835)

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

(1,971,872)	(4,064,724)	(3,311,975)	(7,656,561)	(36,918,481)	(128,213,532)

10,787,444	18,030,777	26,964,165	42,309,425	5,053,769,154	9,007,684,945
166,925	379,104	1,572,706	4,317,480	8,124,242	30,419,965
(9,720,590)	(15,558,697)	(19,611,705)	(47,297,424)	(4,598,564,678)	(8,357,725,162)

1,233,779	2,851,184	8,925,166	(670,519)	463,328,718	680,379,748

1,341,522	6,745,355	6,699,107	3,601,643	463,328,718	680,233,926

102,299,663	95,554,308	126,104,853	122,503,210	2,739,599,431	2,059,365,505

$103,641,185	$102,299,663	$132,803,960	$126,104,853	$3,202,928,149	$2,739,599,431

$(3,285)	$(404)	$49,795	$(18)	$--	$--

(See Notes which are an integral part of the Financial Statements)

Financial Highlights -- Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (net operating loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of period (000 omitted)	Portfolio turnover rate
										Expenses	Net investment income (net operating loss)	Expense waiver(2)
Equity Income Fund
1997	$13.00	0.33	3.51	3.84	(0.34)	(0.86)	(1.20)	$15.64	30.95%	1.22%	2.31%	--	$331,730	61%
1998	$15.64	0.31	(0.19)(3)	0.12	(0.32)	(1.27)	(1.59)	$14.17	0.04%	1.17%	2.01%	--	$458,865	69%
1999	$14.17	0.28	3.59	3.87	(0.29)	(1.04)	(1.33)	$16.71	27.92%	1.17%	1.73%	--	$537,295	72%
2000	$16.71	0.23	(0.73)	(0.50)	(0.23)	(1.36)	(1.59)	$14.62	(2.80)%	1.16%	1.54%	--	$423,845	98%
2001	$14.62	0.16	0.16	0.32	(0.14)	(0.10)	(0.24)	$14.70	2.20%	1.19%	1.07%	--	$414,651	78%
2002(7)	$14.70	0.08	(0.14)	(0.06)	(0.08)	(0.58)	(0.66)	$13.98	(0.35)%	1.20%(6)	1.23%(6)	--	$385,102	21%
Large-Cap Growth & Income Fund
1997	$12.16	0.10	3.76	3.86	(0.12)	(1.94)	(2.06)	$13.96	34.50%	1.23%	0.78%	--	$269,607	43%
1998	$13.96	0.06	0.46	0.52	(0.06)	(1.18)	(1.24)	$13.24	3.44%	1.21%	0.40%	--	$274,821	33%
1999	$13.24	0.06	5.01	5.07	(0.06)	(0.77)	(0.83)	$17.48	38.98%	1.20%	0.32%	--	$407,031	32%
2000	$17.48	0.03	2.72	2.75	(0.02)	(0.99)	(1.01)	$19.22	16.35%	1.18%	0.16%	--	$510,195	71%
2001	$19.22	0.01	(4.66)	(4.65)	(0.01)	(0.81)	(0.82)	$13.75	(24.79)%	1.19%	0.03%	--	$386,911	63%
2002(7)	$13.75	0.00(9)	(0.89)	(0.89)	(0.01)	--	(0.01)	$12.85	(6.51)%	1.21%(6)	0.03%(6)	--	$355,704	31%
Mid-Cap Value Fund
1997	$11.98	0.15	3.05	3.20	(0.15)	(1.89)	(2.04)	$13.14	30.20%	1.23%	1.20%	--	$145,143	55%
1998	$13.14	0.10	(0.92)	(0.82)	(0.12)	(1.95)	(2.07)	$10.25	(7.75)%	1.25%	0.96%	--	$134,620	59%
1999	$10.25	0.11	2.10	2.21	(0.12)	(0.94)	(1.06)	$11.40	21.92%	1.25%	0.96%	--	$128,575	90%
2000	$11.40	0.09	0.79	0.88	(0.05)	(1.38)	(1.43)	$10.85	9.29%	1.33%	0.86%	--	$106,569	94%
2001	$10.85	0.02	2.62	2.64	(0.07)	(0.70)	(0.77)	$12.72	25.80%	1.30%	0.16%	--	$172,719	104%
2002(7)	$12.72	0.01	0.86	0.87	(0.01)	(1.68)	(1.69)	$11.90	6.99%	1.27%(6)	0.14%(6)	--	$217,074	15%
Mid-Cap Growth Fund
1997	$13.56	(0.08)	2.56	2.48	--	(1.22)	(1.22)	$14.82	19.14%	1.24%	(0.52)%	--	$196,983	211%
1998	$14.82	(0.13)	(0.93)	(1.06)	--	(1.81)	(1.81)	$11.95	(8.77)%	1.23%	(0.79)%	--	$187,388	167%
1999	$11.95	(0.11)	6.26	6.15	--	(0.82)	(0.82)	$17.28	53.41%	1.21%	(0.73)%	--	$297,249	173%
2000	$17.28	(0.16)(4)	12.00	11.84	--	(1.69)	(1.69)	$27.43	71.91%	1.18%	(0.66)%	--	$541,805	108%
2001	$27.43	(0.06)(4)	(8.67)	(8.73)	--	(4.97)	(4.97)	$13.73	(34.17)%	1.19%	(0.39)%	--	$333,718	118%
2002(7)	$13.73	(0.04)	(1.38)	(1.42)	--	(0.04)	(0.04)	$12.27	(10.39)%	1.22%(6)	(0.68)%(6)	--	$291,335	88%
Small-Cap Growth Fund
1997(5)	$10.00	(0.08)	2.27	2.19	--	--	--	$12.19	21.90%	1.80%(6)	(0.94)%(6)	--	$56,425	183%
1998	$12.19	(0.22)	(1.66)	(1.88)	--	(0.49)	(0.49)	$9.82	(16.25)%	1.60%	(1.18)%	--	$79,858	139%
1999	$9.82	(0.11)	2.69	2.58	--	(0.02)	(0.02)	$12.38	26.30%	1.59%	(0.90)%	--	$102,992	219%
2000	$12.38	(0.18)(4)	7.03	6.85	--	(0.41)	(0.41)	$18.82	56.14%	1.59%	(1.03)%	--	$159,336	105%
2001	$18.82	(0.08)(4)	(4.52)	(4.60)	--	(1.63)	(1.63)	$12.59	(24.23)%	1.58%	(0.62)%	--	$105,397	287%
2002(7)	$12.59	(0.06)	(0.32)	(0.38)	--	(0.58)	(0.58)	$11.63	(3.27)%	1.62%(6)	(1.16)%(6)	--	$108,714	150%
International Stock Fund
1997	$11.08	0.18	2.29	2.47	(0.26)	(0.09)	(0.35)	$13.20	22.73%	1.59%	1.80%	--	$226,849	26%
1998	$13.20	0.26	(1.42)	(1.16)	(0.21)	(0.29)	(0.50)	$11.54	(9.09)%	1.49%	2.01%	--	$225,248	24%
1999	$11.54	0.09	2.45	2.54	(0.25)	--	(0.25)	$13.83	22.20%	1.51%	0.79%	0.01%	$270,315	182%
2000	$13.83	(0.07)(4)	4.09	4.02	(0.16)	(1.36)	(1.52)	$16.33	28.09%	1.50%	(0.40)%	0.02%	$351,242	225%
2001	$16.33	0.03(4)	(4.02)	(3.99)	--	(1.61)	(1.61)	$10.73	(26.36)%	1.46%	0.25%	0.02%	$246,649	156%
2002(7)	$10.73	(0.04)	(0.66)	(0.70)	--	--	--	$10.03	(6.52)%	1.49%(6)	(0.60)%(6)	0.02%(6)	$218,924	42%
Government Income Fund
1997	$9.27	0.62	0.22	0.84	(0.62)	--	(0.62)	$9.49	9.35%	0.86%	6.62%	0.38%	$203,642	299%
1998	$9.49	0.61	0.21	0.82	(0.61)	--	(0.61)	$9.70	8.92%	0.87%	6.38%	0.34%	$280,313	353%
1999	$9.70	0.54	(0.48)	0.06	(0.54)	--	(0.54)	$9.22	0.62%	0.86%	5.69%	0.33%	$317,284	232%
2000	$9.22	0.57	(0.02)	0.55	(0.57)	--	(0.57)	$9.20	6.20%	0.85%	6.28%	0.33%	$357,229	192%
2001	$9.20	0.57	0.33	0.90	(0.57)	--	(0.57)	$9.53	10.02%	0.87%	6.04%	0.33%	$380,308	122%
2002(7)	$9.53	0.24(8)	0.06(8)	0.30	(0.26)	--	(0.26)	$9.57	3.16%	0.87%(6)	5.32%(6)(8)	0.33%(6)	$379,435	22%
Intermediate Bond Fund
1997	$9.26	0.58	0.18	0.76	(0.58)	--	(0.58)	$9.44	8.42%	0.72%	6.17%	0.31%	$398,234	144%
1998	$9.44	0.58	0.16	0.74	(0.58)	--	(0.58)	$9.60	8.00%	0.71%	6.02%	0.29%	$589,669	148%
1999	$9.60	0.55	(0.43)	0.12	(0.55)	--	(0.55)	$9.17	1.28%	0.71%	5.85%	0.28%	$598,970	181%
2000	$9.17	0.57	(0.01)	0.56	(0.57)	--	(0.57)	$9.16	6.35%	0.70%	6.31%	0.29%	$612,980	243%
2001	$9.16	0.55	0.35	0.90	(0.55)	--	(0.55)	$9.51	10.14%	0.72%	5.93%	0.29%	$640,863	273%
2002(7)	$9.51	0.24(8)	(0.13)(8)	0.11	(0.25)	--	(0.25)	$9.37	1.19%	0.72%(6)	5.19%(6)(8)	0.29%(6)	$622,763	59%
Intermediate Tax-Free Fund
1997	$9.83	0.43	0.21	0.64	(0.43)	--	(0.43)	$10.04	6.67%	0.61%	4.35%	0.54%	$88,108	53%
1998	$10.04	0.43	0.29	0.72	(0.43)	--	(0.43)	$10.33	7.31%	0.61%	4.22%	0.51%	$101,592	68%
1999	$10.33	0.42	(0.41)	0.01	(0.42)	(0.07)	(0.49)	$9.85	0.02%	0.61%	4.11%	0.48%	$108,732	53%
2000	$9.85	0.43	0.10	0.53	(0.43)	--	(0.43)	$9.95	5.58%	0.60%	4.43%	0.49%	$95,554	71%
2001	$9.95	0.43	0.40	0.83	(0.43)	--	(0.43)	$10.35	8.52%	0.62%	4.24%	0.50%	$102,300	51%
2002(7)	$10.35	0.20(8)	--(8)	0.20	(0.20)	--	(0.20)	$10.35	1.95%	0.62%(6)	3.88%(6)(8)	0.50%(6)	$103,641	17%
Short-Term Income Fund
1997	$9.59	0.63	0.04	0.67	(0.62)	--	(0.62)	$9.64	7.20%	0.49%	6.46%	0.59%	$148,781	101%
1998	$9.64	0.61	(0.03)	0.58	(0.61)	--	(0.61)	$9.61	6.22%	0.50%	6.40%	0.55%	$133,186	90%
1999	$9.61	0.55	(0.21)	0.34	(0.55)	--	(0.55)	$9.40	3.59%	0.51%	5.74%	0.56%	$134,943	163%
2000	$9.40	0.60	(0.19)	0.41	(0.60)	--	(0.60)	$9.21	4.46%	0.50%	6.43%	0.57%	$122,503	72%
2001	$9.21	0.58	0.33	0.91	(0.58)	--	(0.58)	$9.54	10.16%	0.53%	6.16%	0.57%	$126,008	79%
2002(7)	$9.54	0.24(8)	(0.16)(8)	0.08	(0.24)	--	(0.24)	$9.38	0.85%	0.56%(6)	5.18%(6)(8)	0.57%(6)	$132,423	24%
Money Market Fund
1997	$1.00	0.05	--	0.05	(0.05)	--	(0.05)	$1.00	5.35%	0.41%	5.22%	0.26%	$1,290,659	--
1998	$1.00	0.05	--	0.05	(0.05)	--	(0.05)	$1.00	5.51%	0.41%	5.37%	0.25%	$1,588,817	--
1999	$1.00	0.05	--	0.05	(0.05)	--	(0.05)	$1.00	4.98%	0.41%	4.86%	0.25%	$1,663,740	--
2000	$1.00	0.06	--	0.06	(0.06)	--	(0.06)	$1.00	5.88%	0.44%	5.73%	0.16%	$1,776,669	--
2001	$1.00	0.05	--	0.05	(0.05)	--	(0.05)	$1.00	5.32%	0.46%	5.22%	0.05%	$1,697,200	--
2002(7)	$1.00	0.01	--	0.01	(0.01)	--	(0.01)	$1.00	1.18%	0.45%(6)	2.33%(6)	0.05%(6)	$2,026,589	--

(1) Based on net asset value.

(2) This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown.

(3) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments, futures contracts and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(4) Per share information is based on average shares outstanding.

(5) Reflects operations for the period from September 3, 1996 (date of initial public investment) to August 31, 1997.

(6) Computed on an annualized basis.

(7) For the six months ended February 28, 2002 (unaudited).

(8) Effective September 1, 2001, the Government Income Fund, Intermediate Bond Fund, Intermediate Tax-Free Fund and Short-Term Income Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the six months ended February 28, 2002 was as follows:

	Net Investment Income per Share	Net Realized/ Unrealized Gain/ Loss per Share	Ratio of Net Investment Income to Average Net Assets
Increase (Decrease)
Government Income Fund	$(0.02)	$0.02	(0.13)%
Intermediate Bond Fund	(0.01)	0.01	(0.14)
Intermediate Tax-Free Fund	0.00	0.00	(0.01)
Short-Term Income Fund	0.00	0.00	0.16

Per share, ratios and supplemental data for periods prior September 1, 2001 have not been restated to reflect this change in presentation.

(9) Amounts represents less than $0.01 per share.

February 28, 2002 (unaudited)

Notes to Financial Statements

1. Organization

Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

Portfolio Name	Investment Objective
Marshall Equity Income Fund ("Equity Income Fund")	To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth & Income Fund ("Large-Cap Growth & Income Fund")	To provide capital appreciation and income.
Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund")	To provide capital appreciation.
Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund")	To provide capital appreciation.
Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund")	To provide capital appreciation.
Marshall International Stock Fund ("International Stock Fund")	To provide capital appreciation.
Marshall Government Income Fund ("Government Income Fund")	To provide current income.
Marshall Intermediate Bond Fund ("Intermediate Bond Fund")	To maximize total return consistent with current income.
Marshall Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund")	To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.
Marshall Short-Term Income Fund ("Short-Term Income Fund")	To maximize total return consistent with current income.
Marshall Money Market Fund ("Money Market Fund")	To provide current income consistent with stability of principal.

The Funds (except Intermediate Tax-Free Fund) are offered in two classes of shares: Investor Class of Shares and Advisor Class of Shares. International Stock Fund and Money Market Fund offer three classes of shares: Investor Class of Shares, Advisor Class of Shares and Institutional Class of Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Financial Highlights of Advisor Class of Shares and Institutional Class of Shares of the Funds are presented in separate semi-annual reports.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Funds offer multiple classes of shares (except Intermediate Tax-Free Fund), which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective September 1, 2001, the Corporation has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. Prior to September 1, 2001, the Funds did not accrete discount and amortize premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in adjustments to the financial statements as follows:

	As of September 1, 2001			For the Six Months Ended February 28, 2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)
Government Income Fund	$ 41,338	$ (427,302)	$ 468,640	$ (248,916)	$ (11,504)	$ 260,420
Intermediate Bond Fund	(257,683)	(257,683)	--	(431,340)	229,310	202,030
Intermediate Tax-Free Fund	4,974	4,974	--	(7,370)	6,226	1,144
Short-Term Income Fund	14,204	14,204	--	99,397	(40,320)	(59,077)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes--It is the Funds' policy to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

At August 31, 2001, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

Fund	Capital Loss Carryforward to Expire in 2002	Capital Loss Carryforward to Expire in 2003	Capital Loss Carryforward to Expire in 2004	Capital Loss Carryforward to Expire in 2005	Capital Loss Carryforward to Expire in 2006	Capital Loss Carryforward to Expire in 2007	Capital Loss Carryforward to Expire in 2008	Capital Loss Carryforward to Expire in 2009	Total Capital Loss Carryforward
Large Cap Growth & Income Fund	$ --	$ --	$ --	$ --	$ --	$ --	$ --	$ 4,529,087	$ 4,529,087
International Stock Fund	--	--	--	--	--	--	--	2,042,934	2,042,934
Government Income Fund	--	--	--	--	--	--	8,704,539	--	8,704,539
Intermediate Bond Fund	--	10,386,677	6,100,494	--	--	--	2,990,074	--	19,477,245
Intermediate Tax-Free Fund	--	--	--	--	--	--	529,729	650,932	1,180,661
Short-Term Income Fund	302,405	1,898,650	556,158	545,815	618,371	952,637	222,218	928,524	6,024,778

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts--Equity Income Fund, Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At February 28, 2002, the Funds had outstanding futures contracts as set forth below:

Fund	Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
Equity Income Fund	March 2002	25 S&P 500	Long	$ (386,565)
Large-Cap Growth & Income Fund	March 2002	75 S&P 500	Long	(1,170,695)
Mid-Cap Growth Fund	March 2002	42 Nasdaq 100	Long	(240,879)
	March 2002	23 S&P Mid-Cap 400	Long	(47,490)

Written Options Contracts--Equity Income Fund writes option contracts. A written option obligates the Fund to deliver a call, or to receive a put, for the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended February 28, 2002, the Equity Income Fund had$1,648,409 in realized loss on written options.

The following is a summary of the Equity Income Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/01	10,490	$ 542,471
Options written	27,933	3,676,688
Options expired	(17,269)	(1,668,637)
Options closed	(14,560)	(2,075,901)
Options assigned	(21)	(5,032)

Outstanding @ 2/28/02	6,573	$ 469,589

At February 28, 2002, the Equity Income Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
Bard (C.R.) Inc.	Call	April 2002	$ 60.00	135	$ 9,788	$ 2,632
Boeing Co.	Call	May 2002	50.00	300	31,500	(11,100)
Deluxe Corp.	Call	April 2002	45.00	190	74,100	(54,920)
Eastman Chemical Co.	Call	March 2002	45.00	200	10,000	13,399
Emerson Electric Co.	Call	March 2002	65.00	130	1,950	5,590
Georgia Pacific Corp.	Call	April 2002	30.00	320	10,400	6,560
ITT Industries Inc.	Call	April 2002	60.00	140	16,100	(6,720)
Masco Corp.	Call	April 2002	30.00	275	9,625	550
Mellon Financial Corp.	Call	March 2002	42.50	300	1,500	23,400
Starwood Hotels & Resorts	Call	March 2002	35.00	220	34,100	(22,660)
Textron Inc	Call	April 2002	50.00	163	15,485	5,216
Alltel Corp.	Put	April 2002	50.00	250	10,625	8,875
Bard (C.R.) Inc.	Put	April 2002	40.00	300	5,250	7,950
Cooper Industries Inc.	Put	March 2002	25.00	350	6,125	17,674
Dow Chemical Co.	Put	March 2002	22.50	60	300	3,780
Duke Energy Corp.	Put	April 2002	30.00	250	13,125	12,374
El Paso Corp.	Put	April 2002	30.00	400	12,000	17,199
Household International, Inc.	Put	April 2002	35.00	350	19,250	4,549
J.P. Morgan Chase & Co.	Put	April 2002	25.00	500	32,500	3,999
Pharmacia Corp.	Put	April 2002	35.00	400	9,000	14,200
SBC Communications Inc.	Put	March 2002	35.00	300	6,000	17,400
Sprint Corp.	Put	May 2002	10.00	500	18,750	5,249
Whirlpool Corp.	Put	March 2002	55.00	200	3,500	16,900
Williams Cos., Inc.	Put	March 2002	22.50	340	244,800	(218,280)

Net Unrealized Depreciation on Written Options Contracts						$ (126,184)

Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of February 28, 2002, International Stock Fund had outstanding foreign currency exchange contracts as set forth below:

Settlement Date	Foreign Currency Units to Receive	In Exchange	Contracts at Value	Unrealized Depreciation
Contract Purchased:
3/1/02	765,297 Euro Dollar	$ 663,359	$ 662,670	$ (689)

Foreign Currency Translation--The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day's market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Funds may pay a portion of net revenue to M&I Trust Company for its services as securities lending agent, and (ii) cash collateral received for a loan of one Fund's securities may be invested jointly with collateral received for loans of other Funds' securities.

As of February 28, 2002, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities
Equity Income Fund	$ 36,099,768	$ 37,378,638	$ 37,378,638
Large-Cap Growth & Income Fund	29,494,804	30,539,686	30,539,686
Mid-Cap Value Fund	16,882,322	17,480,395	17,480,395
Mid-Cap Growth Fund	55,273,830	57,231,960	57,231,960
Small-Cap Growth Fund	22,253,278	23,041,621	23,041,621
International Stock Fund	11,853,475	12,273,398	12,273,398
Government Income Fund	112,193,274	116,167,831	116,167,831
Intermediate Bond Fund	97,091,948	100,531,524	100,531,524

Individual reinvested cash collateral securities at February 28, 2002 are as follows:

Investments	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Total
Provident Money Market Fund	$ 235,563	192,463	$ 110,163	$ 360,681	$ 145,210	$ 77,348	$ 732,100	$ 633,558	$ 2,487,086
Merrimac Money Market Fund	4,787,443	3,911,513	2,238,883	7,330,250	2,951,163	1,571,973	14,878,737	12,876,044	50,546,006
Dreyfus Cash Management Plus MMKT	12,222,060	9,985,861	5,715,736	18,713,695	7,534,145	4,013,152	37,984,535	32,871,779	129,040,963
Dreyfus Cash Management Plus	2,066,766	1,688,622	966,539	3,164,511	1,274,034	678,629	6,423,236	5,558,661	21,820,998
Nationsbank Inst. Reserves MMKT	4,735,729	3,869,260	2,214,698	7,251,068	2,919,284	1,554,992	14,718,014	12,736,955	50,000,000
JP Morgan Master Note	1,231,289	1,006,008	575,821	1,885,278	759,014	404,298	3,826,684	3,311,608	13,000,000
Danaher Corp. Master Note	1,420,719	1,160,778	664,410	2,175,320	875,785	466,498	4,415,404	3,821,086	15,000,000
Wisconsin Public Service Master Note	947,146	773,852	442,939	1,450,214	583,857	310,998	2,943,603	2,547,391	10,000,000
Monumental Life Ins. Master Note	1,420,719	1,160,778	664,410	2,175,320	875,785	466,497	4,415,404	3,821,087	15,000,000
Four Winds Funding LLC	1,894,291	1,547,704	885,879	2,900,427	1,167,714	621,997	5,887,206	5,094,782	20,000,000
Washington Mutual Bank FA	1,420,719	1,160,778	664,410	2,175,320	875,785	466,498	4,415,404	3,821,086	15,000,000
American Honda Finance	1,420,719	1,160,778	664,410	2,175,320	875,785	466,498	4,415,404	3,821,086	15,000,000
Bendix Comm. Vehicle System	1,420,719	1,160,778	664,410	2,175,320	875,785	466,498	4,415,404	3,821,086	15,000,000
Household Finance Corp.	1,373,361	1,122,085	642,262	2,102,810	846,593	450,948	4,268,224	3,693,717	14,500,000
Questar Corp.	781,395	638,428	365,425	1,196,426	481,682	256,574	2,428,472	2,101,598	8,250,000

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Intermediate Bond Fund's and Short-Term Income Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The Money Market's restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each restricted security held by the Money Market Fund at February 28, 2002 is as follows:

Security	Acquisition Date	Acquisition Cost
ABB Capital USA	11/21/2001	$ 75,000,000
GE Life & Annuity Funding Agreement	4/20/2001	75,000,000
Monumental Life Funding Agreement	7/23/2001	40,000,000
Monumental Life Funding Agreement	5/17/2000	10,000,000
Monumental Life Funding Agreement	2/5/2001	25,000,000
Travelers Insurance Company	2/19/2002	50,000,000

Other--Investment transactions are accounted for on a trade date basis.

3. Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2002, the capital paid-in was as follows:

Fund	Capital Paid-In
Equity Income Fund	$ 325,190,308
Large-Cap Growth & Income Fund	315,319,845
Mid-Cap Value Fund	186,051,190
Mid-Cap Growth Fund	333,814,743
Small-Cap Growth Fund	113,511,871
International Stock Fund	420,047,605
Government Income Fund	380,251,653
Intermediate Bond Fund	652,303,333
Intermediate Tax-Free Fund	100,276,044
Short-Term Income Fund	140,419,560
Money Market Fund	3,203,073,971

Transactions in capital stock were as follows:

	Equity Income Fund				Large-Cap Growth & Income Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,737,841	$23,934,938	3,753,785	$56,629,266	2,108,833	$27,819,952	3,640,354	$58,100,434
Shares issued to shareholders in payment of distributions declared	1,191,637	16,576,864	303,974	4,592,039	7,255	88,166	1,316,487	21,124,005
Shares redeemed	(3,590,932)	(50,234,316)	(4,837,092)	(72,875,722)	(2,573,756)	(34,178,398)	(3,357,098)	(54,334,387)

Net change resulting from Investor Class of Shares transactions	(661,454)	$(9,722,514)	(779,333)	$(11,654,417)	(457,668)	$(6,270,280)	1,599,743	$24,890,052

	Equity Income Fund				Large-Cap Growth & Income Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	81,483	$ 1,132,322	126,934	$ 1,916,805	77,094	$ 1,014,608	188,189	$ 3,039,967
Shares issued to shareholders in payment of distributions declared	12,087	167,942	2,779	41,925	159	1,952	12,534	201,047
Shares redeemed	(35,156)	(492,967)	(25,214)	(380,859)	(34,732)	(460,769)	(41,770)	(640,861)

Net change resulting from Advisor Class of Shares transactions	58,414	$ 807,297	104,499	$ 1,577,871	42,521	$ 555,791	158,953	$ 2,600,153

Net change resulting from Fund Share transactions	(603,040)	$(8,915,217)	(674,834)	$(10,076,546)	(415,147)	$(5,714,489)	1,758,696	$27,490,205

	Mid-Cap Value Fund				Mid-Cap Growth Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,395,257	$52,116,396	6,132,824	$74,762,587	2,367,720	$30,476,549	4,141,183	$ 73,753,844
Shares issued to shareholders in payment of distributions declared	1,892,346	22,305,472	665,231	6,982,264	62,977	869,078	6,070,360	95,729,696
Shares redeemed	(1,624,332)	(19,871,934)	(3,039,567)	(35,807,926)	(3,000,209)	(38,646,207)	(5,654,242)	(97,229,757)

Net change resulting from Investor Class of Shares transactions	4,663,271	$54,549,934	3,758,488	$45,936,925	(569,512)	$(7,300,580)	4,557,301	$ 72,253,783

	Mid-Cap Value Fund				Mid-Cap Growth Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	88,723	$ 1,051,696	92,317	$ 1,097,181	34,640	$ 443,338	111,226	$ 1,992,014
Shares issued to shareholders in payment of distributions declared	28,717	338,450	7,508	78,933	629	8,683	42,035	662,892
Shares redeemed	(8,611)	(103,787)	(17,047)	(201,444)	(9,832)	(127,396)	(30,405)	(456,439)

Net change resulting from Advisor Class of Shares transactions	108,829	$ 1,286,359	82,778	$ 974,670	25,437	$ 324,625	122,856	$ 2,198,467

Net change resulting from Fund Share transactions	4,772,100	$55,836,293	3,841,266	$46,911,595	(544,075)	$(6,975,955)	4,680,157	$74,452,250

	Small-Cap Growth Fund				International Stock Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,840,251	$21,978,355	2,979,586	$41,362,567	6,883,281	$ 68,399,026	15,212,008	$ 195,353,624
Shares issued to shareholders in payment of distributions declared	386,178	4,757,712	1,065,835	13,088,446	--	--	2,469,820	32,972,095
Shares redeemed	(1,246,982)	(15,046,517)	(4,143,430)	(55,181,701)	(8,048,998)	(80,450,982)	(16,197,785)	(209,170,751)

Net change resulting from Investor Class of Shares transactions	979,447	$11,689,550	(98,009)	$ (730,688)	(1,165,717)	$(12,051,956)	1,484,043	$ 19,154,968

	Small-Cap Growth Fund				International Stock Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	109,370	$ 1,311,083	98,880	$1,336,884	773,541	$7,566,835	420,204	$5,315,028
Shares issued to shareholders in payment of distributions declared	9,193	113,254	16,402	201,410	--	--	28,817	384,702
Shares redeemed	(83,531)	(985,025)	(18,911)	(246,619)	(705,028)	(7,044,585)	(251,427)	(2,851,448)

Net change resulting from Advisor Class of Shares transactions	35,032	$ 439,312	96,371	$1,291,675	68,513	$522,250	197,594	$2,848,282

Net change resulting from Fund Share transactions	1,014,479	$12,128,862	(1,638)	$ 560,987

	International Stock Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	1,045,591	$ 10,594,879	3,484,294	$ 46,906,402
Shares issued to shareholders in payment of distributions declared	--	--	1,078,820	14,434,613
Shares redeemed	(993,234)	(9,800,801)	(2,661,048)	(31,799,647)

Net change resulting from Institutional Class of Shares transactions	52,357	$ 794,078	1,902,066	$ 29,541,368

Net change resulting from Fund Share transactions	(1,044,847)	$ (10,735,628)	3,583,703	$ 51,544,618

	Government Income Fund				Intermediate Bond Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,733,797	$ 35,619,676	6,866,098	$64,422,793	7,555,420	$ 71,348,607	17,120,862	$ 159,975,612
Shares issued to shareholders in payment of distributions declared	555,357	5,316,621	1,484,020	13,955,058	724,425	6,846,481	1,847,000	17,238,638
Shares redeemed	(4,536,867)	(43,301,176)	(7,287,114)	(68,532,104)	(9,208,301)	(87,108,706)	(18,527,594)	(173,100,999)

Net change resulting from Investor Class of Shares transactions	(247,713)	$(2,364,879)	1,063,004	$ 9,845,747	(928,456)	$(8,913,618)	440,268	$ 4,113,251

	Government Income Fund				Intermediate Bond Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	195,782	$ 1,869,687	107,402	$ 1,009,391	180,711	$ 1,702,359	143,925	$1,343,401
Shares issued to shareholders in payment of distributions declared	4,968	47,554	9,562	89,985	7,034	66,472	14,177	132,442
Shares redeemed	(159,551)	(1,525,234)	(21,965)	(206,127)	(155,387)	(1,461,447)	(33,510)	(313,102)

Net change resulting from Advisor Class of Shares transactions	41,199	$ 392,007	94,999	$ 893,249	32,358	$ 307,384	124,592	$1,162,741

Net change resulting from Fund Share transactions	(206,514)	$(1,972,872)	1,158,003	$10,738,996	(896,098)	$(8,606,234)	564,860	$5,275,992

	Intermediate Tax-Free Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	1,054,856	$10,787,444	1,780,346	$ 18,030,777
Shares issued to shareholders in payment of distributions declared	16,264	166,925	37,466	379,104
Shares redeemed	(942,193)	(9,720,590)	(1,541,044)	(15,558,697)

Net change resulting from Fund Share Transactions	128,927	$ 1,233,779	276,768	$ 2,851,184

	Short-Term Income Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	2,815,219	$ 26,676,985	4,478,636	$ 42,170,518
Shares issued to shareholders in payment of distributions declared	165,760	1,569,432	458,652	4,314,479
Shares redeemed	(2,071,098)	(19,608,704)	(5,022,532)	(47,251,221)

Net change resulting from Investor Class of Shares transactions	909,881	$ 8,637,713	(85,244)	$ (766,224)

	Short-Term Income Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001(1)
Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	30,463	$ 287,180	14,727	$ 138,907
Shares issued to shareholders in payment of distributions declared	346	3,274	317	3,001
Shares redeemed	(320)	(3,001)	(4,889)	(46,203)

Net change resulting from Advisor Class of Shares transactions	30,489	$ 287,453	10,155	$ 95,705

Net change resulting from Fund Share transactions	940,370	$ 8,925,166	(75,089)	$ (670,519)

	Money Market Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	2,980,620,494	$ 2,980,620,494	5,349,844,467	$ 5,349,844,467
Shares issued to shareholders in payment of distributions declared	6,040,913	6,040,913	22,470,409	22,470,409
Shares redeemed	(2,657,272,337)	(2,657,272,337)	(5,451,687,216)	(5,451,687,216)

Net change resulting from Investor Class of Shares transactions	329,389,070	$ 329,389,070	(79,372,340)	$ (79,372,340)

	Money Market Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	167,449,786	$ 167,449,786	440,122,578	$ 440,122,578
Shares issued to shareholders in payment of distributions declared	1,168,762	1,168,762	5,940,215	5,940,215
Shares redeemed	(155,588,955)	(155,588,955)	(459,131,150)	(459,131,150)

Net change resulting from Advisor Class of Shares transactions	13,029,593	$ 13,029,593	(13,068,357)	$ (13,068,357)

	Money Market Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	1,905,698,874	$ 1,905,698,874	3,217,717,900	$ 3,217,717,900
Shares issued to shareholders in payment of distributions declared	914,567	914,567	2,009,341	2,009,341
Shares redeemed	(1,785,703,386)	(1,785,703,386)	(2,446,906,796)	(2,446,906,796)

Net change resulting from Institutional Class of Shares transactions	120,910,055	$ 120,910,055	772,820,445	$ 772,820,445

Net change resulting from Fund Share transactions	463,328,718	$ 463,328,718	680,379,748	$ 680,379,748

(1) For the period from October 31, 2000 (start of performance) to August 31, 2001.

4. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--Marshall & Ilsley ("M&I") Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
Equity Income Fund	0.75%
Large-Cap Growth & Income Fund	0.75%
Mid-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%
Government Income Fund	0.75%
Intermediate Bond Fund	0.60%
Intermediate Tax-Free Fund	0.60%
Short-Term Income Fund	0.60%
Money Market Fund	0.15%

International Stock Fund's sub-adviser is BPI Global Asset Management LLP (the "Sub-Adviser"). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

Administrative Fee--M&I Trust Company, N.A., ("M&I Trust Company") under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust Company is based on each Fund's average daily net assets as follows:

Maximum Fee	Fund's ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

Federated Administrative Services is the sub-administrator and will be paid by M&I Trust Company, not by the Funds.

Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of shares of the Fund's Advisor Class of Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of Fund's Advisor Class of Shares (except Money Market Fund's Advisor Class of Shares which may accrue up to 0.30%) annually, to compensate FSC.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Marshall Funds Investor Services ("MFIS"), each Fund will pay MFIS up to 0.25% of average daily net assets of the Fund's Investor and Advisor Class of Shares for the period. The fee paid to MFIS is used to finance certain services for shareholders and to maintain shareholder accounts. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholders Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--M&I Trust Company is the Funds' custodian. M&I Trust Company receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

General--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of one or more of the above companies.

5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities, for the six months ended February 28, 2002, were as follows:

Fund	Purchases	Sales
Equity Income Fund	$ 81,737,263	$ 91,374,643
Large-Cap Growth & Income Fund	108,682,076	100,238,135
Mid-Cap Value Fund	59,882,591	25,431,525
Mid-Cap Growth Fund	238,757,257	243,737,657
Small-Cap Growth Fund	157,491,302	144,801,742
International Stock Fund	133,741,264	154,474,955
Intermediate Bond Fund	147,628,411	123,512,250
Intermediate Tax-Free Fund	16,601,965	18,103,085
Short-Term Income Fund	4,397,577	8,697,887

Purchases and sales of long-term U.S. government securities, for the six months ended February 28, 2002, were as follows:

Fund	Purchases	Sales
Equity Income Fund	$ 0	$ 4,027,569
Large-Cap Growth & Income Fund	1,695,686	6,363,708
Government Income Fund	88,240,018	105,659,068
Intermediate Bond Fund	203,755,469	244,287,227
Short-Term Income Fund	29,511,457	18,353,768

Directors

John M. Blaser

John DeVincentis

Duane E. Dingmann

James Mitchell

Barbara J. Pope

David W. Schulz

Officers

John M. Blaser
President

John D. Boritzke
Vice President

William A. Frazier
Vice President

Brooke J. Billick
Secretary

Lori K. Hoch
Assistant Secretary

Ann K. Peirick
Treasurer

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning each
Fund's objective and policies, management fees, expenses, and other information.

[Logo of Marshall Funds]

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee,Wisconsin 53201-1348
800-236-FUND(3863)
TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com
Federated Securities Corp., Distributor G00406-02(4/02)
M&I Investment Management Corp., Investment Adviser
©2002 Marshall Funds, Inc.

321-314

[Logo of Marshall Funds]

The Marshall Funds Family

Semi-Annual Report

The Advisor Class of Shares

(Class A)

  Marshall Equity Income Fund
  Marshall Large-Cap Growth & Income Fund
  Marshall Mid-Cap Value Fund
  Marshall Mid-Cap Growth Fund
  Marshall Small-Cap Growth Fund
  Marshall International Stock Fund
  Marshall Government Income Fund
  Marshall Intermediate Bond Fund
  Marshall Short-Term Income Fund
  Marshall Money Market Fund

FEBRUARY 28, 2002

President's Message	1

Commentaries
Marshall Equity Income Fund	2
Marshall Large-Cap Growth & Income Fund	4
Marshall Mid-Cap Value Fund	6
Marshall Mid-Cap Growth Fund	8
Marshall Small-Cap Growth Fund	10
Marshall International Stock Fund	12
Marshall Government Income Fund	14
Marshall Intermediate Bond Fund	16
Marshall Short-Term Income Fund	18
Marshall Money Market Fund	20

Financial Information
Portfolio of Investments	21
Marshall Equity Income Fund	21
Marshall Large-Cap Growth & Income Fund	23
Marshall Mid-Cap Value Fund	24
Marshall Mid-Cap Growth Fund	25
Marshall Small-Cap Growth Fund	26
Marshall International Stock Fund	28
Marshall Government Income Fund	30
Marshall Intermediate Bond Fund	31
Marshall Short-Term Income Fund	34
Marshall Money Market Fund	36
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	44
Financial Highlights	48
Notes to Financial Statements	50

Directors & Officers	61

[Logo of Marshall Funds]

Dear Shareholders:

The most basic investment advice--"buy low, sell high"--is often delivered under the guise of tongue-in-cheek wisdom. Every investor would like to buy when values are low and sell when they are high. The irony is appreciated only when recognizing the difficulty in accomplishing it.

Many investors search for that "holy grail" by chasing one hot fund after another. They view their investments like their sports teams; waiting to jump on the bandwagon only after the successful series of wins. This approach to investing often results in a portfolio that never performs as well as those hot funds because you did not own them when they were hot, just after they were hot. Many investors eventually give up and join the growing numbers on the sidelines invested in cash.

The inherent flaw in this simplistic advice is that buying low and selling high suffers from the same challenges of "timing the market" that academics tell us is very difficult, if not impossible:

  Finding an investment before its significant rise in value.
  Knowing when to get out, especially if its value has been inflated by market euphoria.
  And finally, even if you successfully get out, you are faced with the next challenge of determining when to get back into the next investment, or the market in general.

We like to believe our shareholders are not subject to this false wisdom. We are confident that is true for at least those that are benefiting from the services of our M&I financial professionals. A good financial adviser will spend more time on your overall allocation strategy and less on the specific solutions for each investment category.

As you reflect on your own investment approach, consider how you address each of the following investment disciplines:

  Diversify--your long-term portfolios should include stocks, bonds and cash, domestic and international stocks, large, mid and small cap stocks, and both value and growth investment styles.
  Be patient--an allocation strategy by design should not result in every investment doing well at the same time; they more likely should take turns performing well.
  Appreciate relative performance--a fund's absolute performance may be negative, but still be ranked at the top of its competitive peer group. A sound asset allocation strategy suggests keeping such a fund because different investment categories often succeed at different times. Selling all funds with negative one-year returns will likely result in a portfolio consisting of only cash.

Overall, investors should focus less on past performance and more on the potential for performance. Since we do not know exactly where that next best investment is, it is better to diversify your investments out across the investment spectrum.

As always, thank you for your investment in the Marshall Funds. We remain committed to our clearly defined, true-to-style investment strategies that fit well with a broadly diversified asset allocation strategy.

Sincerely,

/s/John M. Blaser

John M. Blaser
President

Semi-Annual Report--Commentary

Marshall Equity Income Fund

The Marshall Equity Income Fund (the "Fund") seeks capital appreciation and current income through a conservative and disciplined approach of investing in a broadly diversified portfolio of common stocks with above-average dividend yields. The Fund's investments are structured in an attempt to produce a portfolio that yields at least 100 basis points (one percentage point) more than the Standard & Poor's 500 Index (S&P 500).*

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of (0.35)%,** while the Lipper Equity Income Funds Index (LEIFI) returned (0.69)% and the S&P 500 returned (1.67)%.*

An Eventful Six Months

Early in this six-month reporting period, the tragic events of September 11 drove markets downward for a few turbulent weeks. Shortly afterward, investors regained confidence in the markets and the economy, driving up the values of many stocks. This trend continued through the end of 2001, supported by a string of positive economic reports that pointed toward a nascent recovery.

In the early months of 2002, however, as questionable accounting practices came under intense scrutiny, investors began to question the reliability of corporate financial reporting, and again lost confidence in the markets. By the end of the reporting period, investors appeared to be ready to make a distinction between those companies with suspect practices and those whose reporting was more clear and complete.

Positive Trends for our Investment Style

This renewed emphasis on the quality of corporate earnings benefited our investment style and its focus on established, higher-quality companies. In short, uncertainty has been positive for our investment discipline. As investors have reassessed their risk tolerance, they have increasingly turned to the types of stocks our investment discipline has long pointed us toward.

We are seeing many signs that this is a good time to be in the equity markets. In addition to the many indicators of an economic recovery, continued low inflation provides a good backdrop for equity investing. Companies that a year ago were struggling to work off bloated inventories now find them sharply reduced, presenting them with the need to restock--and provide a boost to economic activity in the process. Energy prices remain low, which in conjunction with an improving employment picture, is helping to keep lots of dollars to spend in consumers' pockets.

An Improving Climate

Although there is a general sense of relief that the worst of the economic downturn appears to be behind us, we do see a few reasons for concern. Valuations are still an issue and are likely to put a cap on the degree of upside potential available in the equity markets. American consumers remain highly leveraged and their savings rate is low, which could exert some limitations on future trends in consumer spending. The skepticism many investors retain with regard to corporate accounting practices, however, may continue to cast a shadow over the markets.

On the whole, stocks appear to be entering a positive period--a period that we believe will see a new emphasis on company fundamentals and quality of earnings, which should favor our disciplined style of investing.

Sincerely,

/s/Bruce P. Hutson

Bruce P. Hutson
Co-Manager, Marshall Equity Income Fund

[Photo of Hutson]

/s/David J. Abitz

David J. Abitz, CFA
Co-Manager, Marshall Equity Income Fund

[Photo of Abitz]

* The LEIFI and the S&P 500 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. They do not reflect sales charges.

** Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year, three-year and since inception were (6.09)%, (8.54)%, 0.63% and (0.31)%, respectively.

Marshall Large-Cap Growth & Income Fund

The Marshall Large-Cap Growth & Income Fund (the "Fund") invests in a diversified portfolio of common stocks of companies whose market capitalizations typically exceed $10 billion. The Fund's investment adviser looks for companies that are typically leaders in their industry and have records of above-average financial performance and proven superior management.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of (6.51)%.* Over the same reporting period, the Standard & Poor's 500 Index (S&P 500) returned (1.67)% and the Lipper Large-Cap Core Fund Index (LLCCFI) returned (1.36)%.**

A Period of Ups and Downs

The events of September 11 and their aftermath dominated the first weeks of this reporting period. As the initial shock of the attacks dissipated, the economy and the equity markets began to rebound. Cyclical stocks--those whose performance is most closely tied to the strength of the economy--performed particularly well as the Federal Reserve Board continued to cut interest rates. We had positioned the Fund to benefit from an economic recovery, with an overweighting in technology, the area most affected by the economic downturn. In mid-December 2001, however, confidence in the economic recovery began to waver.

In retrospect, we can identify four main factors which impacted the Fund's relative performance during a very challenging six months. First, we underestimated the resilience of the U.S. consumer. Tax cuts, lower energy prices, and mortgage refinancing proceeds kept consumer spending from rolling over. We were concerned that the damage on the industrial side of the economy would eventually spill over to the consumer, many of which were losing their jobs. Consumer cyclical stocks did well during this reporting period and we were at best market weighted. Second, the Mid-Cap and Small-Capitalization sectors of the market which populate the bottom half of the S&P 500 provided much better performance than the top half of the S&P 500, the area in which we traffic. Third, a few select stocks such as America Online, TYCO, and Sprint PCS had an important negative impact on performance, especially in the month of January. Finally, our overweighting of the technology sector to play the sequential improvement of business in the December quarter was dashed by the events of September 11.

Accounting Issues Grab the Headlines

Another major factor that played a role in the large-cap marketplace in the latter half of this reporting period was the increased scrutiny brought to the area of corporate accounting practices. Consistent earnings performance used to be considered a quality worth having to many companies. Now it has become a reason for suspicion.

We believe in time, as companies are more willing to disclose the workings of their financial reporting, the issue will fade. As of the end of this reporting period, however, this issue loomed over many large-cap stocks.

Recovery on the Horizon

We believe that an economic recovery is underway. Whether it is a true economic recovery or a short-term inventory restocking, remains to be seen. Since consumer spending never substantially declined, there is not much pent-up demand for the consumer-related industries to lead the economic rebound. We continue to be underweighted in these sectors. This was a capital spending-led economic decline and as such capital spending will need to lead the economy out. We are positioned for a capital spending rebound. This is where business activity is most depressed and profit margins have the most room for improvement. So far, investors have been expecting an economic rebound to the exclusion of technology, which would be an unprecedented scenario. That is why we continue to overweight select technology sectors.

Sincerely,

/s/William J. O'Connor

William J. O'Connor, CFA
Manager, Marshall Large-Cap Growth & Income Fund

[Photo of O'Connor]

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less applicable sales charge) for six months, one-year, three-year and since inception were (11.89)%, (19.53)%, (6.05)% and (5.88)%, respectively.

** The LLCCFI and the S&P 500 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. They do not reflect sales charges.

Marshall Mid-Cap Value Fund

The Marshall Mid-Cap Value Fund (the "Fund") invests in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor's Mid-Cap 400 Index (S&P 400).* The Fund's investment adviser generally selects companies that exhibit traditional value characteristics, such as low price/earnings ratios, higher-than-average dividend yields or a lower-than-average price/book value. In addition, companies that have underappreciated assets, or have been involved in company turnarounds or corporate restructurings, often have strong value characteristics.

Fund Performance

For the six-months ended February 28, 2002, the Fund's total return was 6.99%.** For the same reporting period, the S&P 400 returned 2.91%, while the Lipper Mid-Cap Value Funds Index (LMCVFI) returned 3.24%.*

Market Contends with Many Factors

Over the past six months, the equity markets have experienced a variety of events: the tragedy of September 11; the news that the country had entered an economic recession; a weak fourth-quarter earnings season; and, at the end of the reporting period, indications that the recession may be coming to a close. We have compressed an entire economic cycle to only six months. As the reporting period drew to a close, the strong performance of consumer and industrial cyclical sectors provided further evidence of a rebound in economic activity. We do not attempt to predict macroeconomic events, rather, we seek to capitalize on stocks that are temporarily undervalued, whether it is because of economic events or because of internal company operations.

During the six-month reporting period, the Fund's performance was strong relative to its Lipper peer group and benchmark index (S&P 400), due in large part to security selection rather than sector allocation. Basic materials and financial stocks did, however, perform strongly.

Our Approach to Changing Markets

Turnover in the portfolio was relatively light during the six-month reporting period. Valuations in the wake of September 11 were driven down to attractive levels, and we were able to watch our holdings appreciate from those low levels. Many stocks now, however, have incorporated assumptions of a reasonable recovery into their prices. While we agree with the general outlook for improved economic activity, we are starting to become concerned that many stock prices fully reflect such a recovery and therefore, leave little room for appreciation. We are therefore focusing attention on potential investment ideas, which include healthcare stocks, utilities and telecom-related issues.

If the pace of economic activity can be sustained throughout 2002 and the economies of the U.S.' major trading partners show improvement, the rally in equities could continue in the coming year. In the near term, we expect the more cyclical stocks in the portfolio to outperform our more conservative holdings. As stocks become fully valued, we anticipate making use of opportunities to take profits and redirect assets toward stocks in undervalued areas of the market, such as healthcare and utilities.

Sincerely,

/s/Matthew B. Fahey

Matthew B. Fahey
Manager, Marshall Mid-Cap Value Fund

[Photo of Fahey]

* The LMCVFI and the S&P 400 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective category indicated. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. They do no reflect sales charges.

** Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year, three-year and since inception were 0.81%, 7.80%, 15.72% and 13.00%, respectively.

Marshall Mid-Cap Growth Fund

The Marshall Mid-Cap Growth Fund (the "Fund") seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor's Mid-Cap 400 Index (S&P 400).*

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of (10.39)%,** compared with (6.78)% for the Lipper Mid-Cap Growth Funds Index (LMCGFI) and 2.91% for the S&P 400.*

An Eventful Period

This reporting period started with a watershed event, the attacks of September 11. In the uncertain period that followed, we took a cautious approach, neither selling out of stocks during the market decline that followed nor piling back into the market as stocks rebounded through the end of 2001. We maintained our constant focus on valuations among our portfolio's holdings, taking opportunities to sell stocks that had reached their price targets and adding several new securities in retail, technology and cable.

A steady stream of encouraging economic data has pointed toward economic recovery in 2002. We have structured the portfolio to benefit from this gradual recovery. We believe our valuation-driven, stock-by-stock selection process is an essential long-term strategy.

Early in 2002, as concerns rose about corporate governance and accounting practices, investors lost confidence in stocks in general. Although much of the attention was focused on large-cap stocks, mid-caps were not immune. By the end of the reporting period, however, it appeared that investors again were prepared to make a distinction between those companies with questionable practices and those without.

Subtle Changes to the Portfolio

In the current environment, we continue to make small adjustments to our holdings, but not wholesale changes. We have reduced our exposure to financial stocks from 15.9% of net assets to about 8.7%, with most of our sales based on stocks' reaching what we believe are full valuations. We raised our holdings in technology, largely through adding semiconductor stocks. Our technology weighting now stands at about 27.3% of assets, up from 17.5%.

Looking Ahead

We appear to be on the road to economic recovery, even if the precise timing and nature of that rebound are not entirely clear. Productivity numbers are moving up, the signs for consumer spending appear strong, and the economy is clicking along better than many observers had expected. We are attempting to position the Fund to benefit from this recovery, making changes based on finding the most attractive longer-term opportunities. Stocks have weathered some volatility in the past six months and may continue to do so even in the more positive environment, but our vision for selecting stocks holds steady.

Sincerely,

/s/Michael D. Groblewski

Michael D. Groblewski, CFA
Manager, Marshall Mid-Cap Growth Fund

[Photo of Groblewski]

* The LMCGFI and the S&P 400 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. They do not reflect sales charges.

** Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year, three-year and since inception were (15.55)%, (18.84)%, 3.10% and 2.82%, respectively.

Marshall Small-Cap Growth Fund

The Marshall Small-Cap Growth Fund (the "Fund") seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of small-size companies* similar in size to those within the Russell 2000 Index (RUS2).**

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of (3.27)%.*** This exceeded the total return of the Lipper Small-Cap Growth Index (LSCGI), which totaled (5.70)%.** Over the same reporting period, the Russell 2000 returned 0.85%.**

Many Factors Affecting Performance

The Fund's performance was adversely affected during the reporting period by the events of September 11, as the Fund was overweighted in consumer cyclicals and technology. Both of these sectors performed poorly immediately after the attacks. Both consumer cyclicals and technology stocks rallied in late 2001, however, benefiting the Fund and accounting for much of the Fund's outperformance relative to the Lipper Small-Cap Growth Index over the reporting period.

The Fund remains overweighted in consumer cyclical stocks relative to the Russell 2000. In spite of increasing unemployment levels and the slump in corporate profitability, U.S. consumers continued to spend strongly throughout late 2001 and early 2002. As a result, consumer stocks performed well. We remain confident that the U.S. consumer will continue to spend as the economy improves, leading to accelerating growth in revenue and earnings for these companies.

Positioning for the Market Ahead

During the second half of 2001's fourth quarter, we increased our weighting in financials from an underweighting (relative to the Russell 2000) to a weighting roughly in line with the Index. Specifically, we have added new positions in regional banks. The banks selected feature asset-sensitive balance sheets and strong historic credit quality characteristics. In addition, we believe they should benefit from lower repricing of certificates of deposit and market-share growth.

The Fund also remains overweighted in technology stocks. This group rallied strongly in the last months of 2001, with the tech-heavy Nasdaq Composite Index up nearly 37% over the fourth quarter. In early 2002, however, investors became impatient with the pace of fundamental improvement in this group, driving the Nasdaq down by 13.81% in the first two months of 2002. We are maintaining our overweighting in tech stocks, as we believe this downturn is temporary. Given positive economic data regarding employment and inflation, we remain confident that the U.S. economy will post a solid recovery in 2002. We believe this trend should benefit technology stocks--and the Fund's performance--throughout the remainder of the year.

Our sensitivity to stock valuations remains a major factor in our decisions to overweight or underweight specific sectors of the market. This valuation discipline has proven effective, particularly during 2001, and we believe it will again be an important tool for success for investors in 2002.

Sincerely,

/s/Sean A. McLeod

Sean A. McLeod, CFA
Manager, Marshall Small-Cap Growth Fund

[Photo of McLeod]

* Small-cap funds may experience a higher degree of market volatility than large-cap funds.

** The LSCGI and the RUS2 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The RUS2 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. They do not reflect sales charges.

*** Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year, three-year and since inception were (8.85)%, (0.75)%, 5.40% and 1.51%, respectively.

Marshall International Stock Fund

The Marshall International Stock Fund (the "Fund") invests primarily in a diversified portfolio of common stocks of companies of any size outside the United States.* The Fund uses a value-oriented approach and invests in companies selling at a discount to their global industry peers.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of (6.62)%,** compared with a total return of (8.33)% by the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) and (5.97)% for the Lipper International Funds Index (LIFI).***

Global Slowdown Worsens, Then Improves

Early in this reporting period, nations and their economies were rocked by the terrorist incidents of September 11. For a few weeks after the attacks, stock values fell and economic activity stalled as observers around the globe assessed the situation.

As weeks and months passed, however, economic activity in most regions experienced a rebound and markets rallied. While signs do not point to a roaring rally, there are significant indications that most economies are recovering from their slowdown. Japan remains an exception, still mired in recession. It appears that significant structural reforms will be needed for that economy to recover--and the timetable for such changes seems unclear at best.

Positioning Holds Reasonably Steady

Over the six-month reporting period, we made only small changes to the Fund's positioning. Our overweighting in consumer discretionary, materials and financial stocks contributed to our outperformance relative to our benchmark index (EAFE). Our holdings in the leisure sector, a subset of consumer discretionary stocks, were hurt severely in the aftermath of September 11, but have since recovered to become among our strongest performers.

Our country weightings have changed slightly. We have continued to underweight Japan and are slightly increasing our exposure to emerging markets, including Korea and Mexico. Emerging markets fell out of favor in the risk-averse atmosphere that followed the terrorist attacks, but since then there has been an upturn in investor interest. These markets still offer very low valuations, and we have been able to identify high-quality companies from a global perspective. Among the types of companies we are favoring are materials companies and national banks. Our emerging markets exposure, which stood at about 8% at the beginning of the reporting period is now approximately 13%.

With regard to the telecommunications and technology sectors, the Fund remains slightly underweight. There is still significant overcapacity in many areas of technology, particularly telecommunications, however, some sub-segments possess attractive characteristics and valuations that meet our criteria for investment. We currently find wireless telecommunication providers in emerging markets and outsourcing companies to be attractive investments.

Looking Ahead

We anticipate keeping the Fund's positioning in a very similar posture going forward. We are starting to see a fairly steady stream of data indicating economic recovery in most parts of the world and believe the portfolio is positioned to benefit from that recovery. Although some stocks have already started to appreciate in response to this change, many valuations remain attractive, and we believe there is still significant upside potential.

An area where we are focusing increased attention is industrial stocks. By identifying companies that have been able to weather the recent downturn in the economic cycle, we hope to find those that are positioned to benefit strongly over the course of an economic expansion.

Sincerely,

Daniel R. Jaworski, CFA
Manager, Marshall International Stock Fund

[Photo of Jaworski]

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

** Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year, three-year and since inception were (11.95)%, (19.78)%, (2.59)% and (3.10)%, respectively.

*** The LIFI and the EAFE are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. They do not reflect sales charges.

† These amounts included cash equivalents of 4.7% and 1.2%, respectively.

Marshall Government Income Fund

The Marshall Government Income Fund (the "Fund") invests in securities issued by the United States government and its agencies and instrumentalities, particularly mortgage-related securities. The Fund's investment adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund will generally maintain an average dollar-weighted maturity of four to 12 years.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of 3.05%,* compared with a total return of 3.25% for the Lipper U.S. Mortgage Funds Index (LUSMI) and a 3.67% total return by the Lehman Brothers Mortgage-Backed Securities Index(LMI).**

An End to the Fed's Easing Cycle

From September through the end of 2001, the Federal Reserve Board (the "Fed") continued to cut short-term interest rates, taking decisive action in the period following the September 11 terrorist attacks. By year's end, there were many measurable signs of economic recovery, and it appeared that the Fed's long easing cycle was having its desired effect. In the first two months of 2002, the Fed chose to let rates remain unchanged.

While rates fell significantly among shorter-maturity issues, yields on longer bonds actually rose as investors began to anticipate an economic recovery and the potential for inflation that goes with it. This combination of declining shorter rates and rising long-term yields produced a steeper yield curve.

Mortgages Continue to Predominate

Over the six-month reporting period, mortgage-backed bonds generally outperformed Treasury securities and straight agency bonds. Our strategy of continuing to build up the Fund's weighting in mortgage bonds, therefore, contributed positively to performance. The Fund's modest underperformance relative to its benchmarks is largely due to the Fund's having a small portion of its assets outside the strong-performing mortgage sector.

Prepayment fears, which had been an issue while interest rates were falling, have largely abated. Even before the Fed stopped cutting short-term rates, longer-maturity Treasury securities--whose yields are more closely tied to mortgage rates--saw their yields rising.

Positioning for the Market Ahead

We intend to continue to build the Fund's allocation to mortgage-backed issues. Although they have already posted strong performance, we believe they have further room to outperform. In the weeks to come, we may bring this allocation up above 95%, adding to our position as attractive opportunities become available.

We have, however, become a little more conservative with respect to the Fund's duration.*** This is in part a side effect of increasing the Fund's mortgage allocation, as these issues tend to have shorter durations, particularly in periods when refinancing activity has been significant. We are also making a deliberate choice to modify the Fund's sensitivity to interest rate hikes, as it appears that rates could begin to rise in the second half of this year. A rapid shift appears unlikely, but there have been increasing signs that the economy is recovering, and in time this improvement in economic activity could drive rates upward. Accordingly, it is our intent that our allocation to mortgages, rather than a duration play, should be the primary factor affecting performance in the months ahead.

Sincerely,

/s/Jason D. Weiner

Jason D. Weiner, CFA
Manager, Marshall Government Income Fund

[Photo of Weiner]

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one-year, three-year and since inception were (1.90)%, 1.72%, 4.36% and 4.08%, respectively.

** The LUSMI and the LMI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total returns of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). They do not reflect sales charges.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Marshall Intermediate Bond Fund

The Marshall Intermediate Bond Fund (the "Fund") invests in intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed and U.S. government securities. The Fund's investment adviser's strategy to pursue total return is to adjust the Fund's weightings in these sectors as it deems appropriate, using macroeconomic, credit and market analysis to select portfolio securities. The Fund will maintain an average dollar-weighted maturity of three to 10 years.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of 1.07%,* compared with a total return of 2.32% for the Lipper Short/Intermediate Investment Grade Bond Funds Index (LSIBF) and 2.88% for the Lehman Brothers Intermediate Government/Corporate Bond Index (LGCI).**

The Fed's Easing Cycle Winds Down

After a year-long series of interest rate cuts, the Federal Reserve Board (the "Fed") appeared to come to the end of its easing cycle late in 2001. The signs of economic improvement have become steadily more convincing, though it appears the recovery is likely to take a moderate tone. At this point, it seems likely that the Fed will remain in a wait-and-see mode for some months before it will seriously consider tightening rates. The yield curve became very steep as the Fed cut short-term rates while yields on longer maturities rose.

The Fund continues to focus on the so-called "spread" sectors of the bond marketplace--non-Treasury sectors such as corporate bonds, mortgage-backed issues and asset-backed securities. We believe these sectors offer compelling yields and attractive total return characteristics, particularly in an improving economic environment.

Concerns Facing Corporate Bonds

Some of the Fund's underperformance can be attributed to concerns regarding corporate bonds. Some issues suffered from the effects of a lagging economy, though the picture for corporate earnings looking forward is considerably brighter. In the first months of 2002, we have already seen some issues begin to make a notable rebound.

Another factor weighing on corporate bonds was the revelations of corporate accounting irregularities. Although such practices are not widespread, the financial reporting of virtually all companies has come into question. In time, as investors are reassured of the credibility of most corporate reporting, this effect should subside.

Our Outlook

On the whole, we anticipate a positive environment in the months to come. Corporate bonds, after weathering some difficulties, now appear poised for solid performance. In addition to a stronger economy, these bonds could benefit from tightening supply after a year of near-record issuance. Liquidity remains a central consideration as we evaluate bonds for the portfolio. Mortgage-backed issues also offer the potential for outperformance. They currently represent very attractive values and credit quality in this sector remains strong.

The bond market may face some challenges in the coming year, particularly if an upturn in economic growth raises the possibility of a slight inflationary trend. While we are anticipating a relatively steady interest rate picture in the coming months, we are preparing for the possibility of slight interest rate hikes by keeping the Fund's duration*** somewhat shorter than our typical level. With this positioning, as well as our sector allocations, we believe we have positioned the Fund to benefit from the gradual economic recovery we expect to see in the coming months.

Sincerely,

/s/Jason D. Weiner

Jason D. Weiner, CFA
Manager, Marshall Intermediate Bond Fund

[Photo of Weiner]

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one year, three-year and since inception were (3.69)%, 0.30%, 4.08% and 3.67%, respectively.

** The LSIBF and the LGCI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. They do not reflect sales charges.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Marshall Short-Term Income Fund

The Marshall Short-Term Income Fund (the "Fund") seeks to maximize total return consistent with current income. Fund assets are invested in short- to intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed and U.S. government securities. The Fund's investment adviser changes the Fund's weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of six months to three years.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of 0.73%,* versus a 1.71% total return for the Lipper Short-Term Investment Grade Bond Fund Index (LSTIBI) and a 3.05% total return for the Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML13).**

Short-Term Interest Rates Continued Their Decline

Over much of the past six months, the Federal Reserve Board (the "Fed") continued to cut the federal funds target rate, making especially deep cuts in the wake of the September 11 terrorist attacks and subsequent market shutdown. Because this Fund invests primarily in the three-month to two-year sector of the bond market--a sector heavily influenced by the Fed's actions--its yield has declined as well.

In contrast with declining yields on the short end of the yield curve, yields rose for bonds with maturities of 10 years and greater. This combination led to further steepening of the yield curve--that is, the gap between the low short-term and higher long-term yields. In this environment, we have sought to keep the Fund's duration near a target of about 1.5 years.***

The economic uncertainty that prompted the Fed to cut short-term interest rates also led corporate bonds to lose favor with investors. The recent attention brought to accounting irregularities further eroded investors' confidence in corporate securities--even those issued by firms without such problems. The firm's position in corporates contributed to its underperformance during the reporting period, despite the high quality of our holdings.

An Emphasis on Quality

As the spread between the yields on corporate issues and those of Treasury securities has widened, we continue our focus on credit quality. We have added significantly to our exposure to agency-backed issues, primarily two- to four-year straight agency debentures. These issues still offer a reasonable yield with the low credit risk that results from their being issued by an agency of the federal government.†

With regard to our corporate exposure, we have been focusing on a very select group of high-grade issues that appear to be positioned well to weather concerns in that sector of the market.

Looking Ahead to Recovery

In recent months, a number of indicators have pointed to an improving economic environment, and it appears to us that the economy should build up additional steam over the next several months.

Sincerely,

/s/Richard M. Rokus

Richard M. Rokus, CFA
Manager, Marshall Short-Term Income Fund

[Photo of Rokus]

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge) for six months, one year and since inception were (1.23)%, 2.50% and 5.03%, respectively.

** The LSTIBI and the ML13 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. They do not reflect sales charges.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

† Fund holdings are guaranteed only as to the payment of principal and interest. Fund shares are not guaranteed and their value will fluctuate with market conditions.

Marshall Money Market Fund

The Marshall Money Market Fund (the "Fund") invests in high-quality, short-term money market instruments.* The Fund's investment adviser uses a bottom-up approach, meaning that the Fund manager looks primarily at individual securities against the context of broader market factors.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of 1.03%.** This compares with a total return of 0.97% for the Money Fund Report Averages TM and 1.04% for the Lipper Money Market Funds Index.*** As of February 28, 2002, the Fund's 7-day net yield was 1.41%.†

Fed Moves Rates Downward--For a Time

For much of the reporting period, the Federal Reserve Board (the "Fed") continued to cut the federal funds target rate to address concerns about economic conditions, particularly in the wake of September 11. The federal funds target rate started the reporting period at 3.5%, and by the end of 2001 had been cut to 1.75%--half its previous level. At that point, the Fed appeared to be at or near the end of its easing cycle and made no further reductions in the first two months of 2002.

Such cuts of course had direct, significant impact on money market yields. In this environment, we continued to emphasize one-year notes and floating-rate issues, which helped to shore up the Fund's yield.

The Fed's rate cuts appear to have had at least some of their desired effect, as late in 2001 and early in 2002 many signs of an economic recovery emerged. Statistics regarding Gross Domestic Product, durable goods orders, consumer confidence, and housing starts, among others, all pointed to an improving economic picture.

Positioning for an Improving Economy

It appears that Alan Greenspan, while confident in a recovery, is prepared to allow the economy to get its feet back under it before moving to raise rates. In time, rate hikes will come, but at this point they appear to be several months or more in the future. This could mean that money market total returns are likely to hold fairly steady for the foreseeable future.

We intend to add more commercial paper to the portfolio in the months ahead, as it has now become cheap relative to other securities as a result of concerns about corporate accounting practices. Investors now scrutinize the accounting methods employed by corporations. Many investors have turned away from commercial paper out of fear of further unpleasant surprises. While the impact of these concerns has been felt throughout the commercial paper market, at this point it appears that such extreme accounting improprieties represent an aberration and are not widespread.

One-year paper also will continue to play a role in the portfolio. These securities still offer an attractive yield advantage and we will add it to the Fund as we find appropriate opportunities.

Sincerely,

/s/Richard M. Rokus

Richard M. Rokus, CFA
Manager, Marshall Money Market Fund

[Photo of Rokus]

* An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

** Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

*** Money Fund Report TM , a service of iMoneyNet, Inc. (formerly IBC Financial Data) publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

† The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

Portfolio of Investments

Equity Income Fund

Shares	Description	Value
	Common Stocks -- 98.5%
	Consumer Discretionary -- 5.3%
	Advertising -- 0.4%
52,400	Interpublic Group of Cos., Inc.	$1,425,280
	Automobile Manufacturers -- 1.5%
168,454	Ford Motor Co.	2,506,596
62,500	(1)General Motors Corp.	3,311,250

	Total	5,817,846
	Department Stores -- 1.0%
36,200	May Department Stores Co.	1,326,368
52,000	Sears, Roebuck & Co.	2,734,160

	Total	4,060,528
	Hotels -- 0.5%
39,000	(1)Carnival Corp.	1,064,310
22,000	Starwood Hotels & Resorts Worldwide, Inc.	792,000

	Total	1,856,310
	Household Appliances -- 0.5%
25,000	Whirlpool Corp.	1,877,500
	Housewares & Specialty -- 0.3%
38,100	Newell Rubbermaid, Inc.	1,186,053
	Photographic Products -- 0.2%
29,000	Eastman Kodak Co.	913,500
	Publishing & Printing -- 0.9%
28,400	Gannett Co., Inc.	2,163,512
19,300	McGraw-Hill Cos., Inc.	1,269,940

	Total	3,433,452

	Total Consumer Discretionary	20,570,469
	Consumer Staples -- 12.6%
	Brewers -- 0.9%
45,000	Anheuser-Busch Cos., Inc.	2,288,250
20,700	(1)Coors Adolph Co., Class B	1,252,557

	Total	3,540,807
	Food Distributors -- 0.2%
30,000	SUPERVALU, Inc.	778,500
	Household Products -- 4.0%
39,000	Clorox Co.	1,707,810
21,600	Colgate-Palmolive Co.	1,209,168
52,600	Kimberly-Clark Corp.	3,292,760
109,200	Procter & Gamble Co.	9,259,068

	Total	15,468,806
	Packaged Foods -- 2.2%
16,500	General Mills, Inc.	762,795
50,000	Heinz (H.J.) Co.	2,038,500
110,600	Sara Lee Corp.	2,313,752
56,500	Unilever N.V., ADR	3,292,820

	Total	8,407,867
	Personal Products -- 0.5%
63,000	Gillette Co.	2,153,970
	Soft Drinks -- 2.6%
211,500	Coca-Cola Co.	10,022,985
	Tobacco -- 2.2%
163,400	Philip Morris Cos., Inc.	8,604,644

	Total Consumer Staples	48,977,579
	Energy -- 11.6%
	Oil & Gas Equipment/Services -- 0.6%
43,800	Schlumberger Ltd.	2,549,598
	Common Stocks (continued)
	Energy (continued)
	Oil & Gas Exploration/Production -- 0.3%
27,000	Burlington Resources, Inc.	$1,014,660
	Oil & Gas Integrated -- 10.7%
22,000	Amerada-Hess Corp.	1,523,940
87,834	Chevron Corp.	7,416,703
473,552	Exxon Mobil Corp.	19,557,698
49,700	Marathon Oil Corp.	1,366,750
61,300	Occidental Petroleum Corp.	1,645,292
45,000	Phillips Petroleum Co.	2,659,950
147,300	Royal Dutch Petroleum Co., ADR	7,566,801

	Total	41,737,134

	Total Energy	45,301,392
	Financials -- 23.7%
	Banks -- 11.3%
122,000	Bank of America Corp.	7,801,900
59,300	Bank of New York Co., Inc.	2,232,052
65,800	Bank One Corp.	2,358,272
24,000	BB&T Corp.	888,240
26,000	Comerica, Inc.	1,556,100
22,000	Fifth Third Bancorp	1,402,720
107,120	Fleet Boston Financial Corp.	3,575,666
65,000	Huntington Bancshares, Inc.	1,199,250
37,000	Mellon Financial Corp.	1,332,000
74,000	National City Corp.	2,110,480
13,500	PNC Financial Services Group, Inc.	741,690
46,000	Regions Financial Corp.	1,495,000
33,600	SunTrust Banks, Inc.	2,109,744
135,400	(1)U.S. Bancorp	2,823,090
79,800	Wachovia Corp.	2,651,754
89,400	Washington Mutual, Inc.	2,908,182
131,000	(1)Wells Fargo & Co.	6,143,900
15,000	Zions Bancorporation	792,750

	Total	44,122,790
	Consumer Finance -- 0.4%
27,500	Household International, Inc.	1,416,250
	Diversified Financial Services -- 8.8%
378,538	Citigroup, Inc.	17,128,844
77,600	Fannie Mae	6,072,200
146,150	J.P. Morgan & Co., Inc.	4,274,888
39,800	Merrill Lynch & Co., Inc.	1,908,410
101,500	Morgan Stanley Dean Witter & Co.	4,985,680

	Total	34,370,022
	Insurance-Brokers -- 1.0%
34,500	AON Corp.	1,194,735
24,500	Marsh & McLennan Cos., Inc.	2,585,975

	Total	3,780,710
	Insurance-Life/Health -- 1.0%
40,000	Lincoln National Corp.	2,048,400
59,700	UNUM Provident Corp.	1,690,704

	Total	3,739,104
	Insurance-Multi-line -- 0.2%
10,500	(1)Hartford Financial Services Group, Inc.	703,500
	Insurance-Property/Casualty -- 0.6%
67,600	Allstate Corp.	2,367,352
	Common Stocks (continued)
	Financials (continued)
	Real Estate Investment Trust -- 0.4%
52,000	Equity Office Properties Trust	$1,492,400

	Total Financials	91,992,128
	Healthcare -- 15.5%
	Healthcare-Equipment -- 0.2%
13,500	Bard (C.R.), Inc.	734,400
	Healthcare-Managed Care -- 0.6%
25,000	CIGNA Corp.	2,242,500
	Pharmaceuticals -- 14.7%
96,250	Abbott Laboratories	5,442,937
77,700	American Home Products Corp.	4,937,835
164,600	Bristol-Myers Squibb Co.	7,736,200
203,000	Johnson & Johnson	12,362,700
97,950	Lilly (Eli) & Co.	7,417,753
182,200	(1)Merck & Co., Inc.	11,174,326
81,300	Pharmacia Corp.	3,337,365
144,000	Schering-Plough Corp.	4,966,560

	Total	57,375,676

	Total Healthcare	60,352,576
	Industrials -- 14.0%
	Aerospace/Defense -- 3.1%
68,500	Boeing Co.	3,148,260
13,500	General Dynamics Corp.	1,226,880
47,700	Goodrich Corp.	1,423,845
68,200	Honeywell International, Inc.	2,599,784
54,900	Rockwell Collins	1,276,425
30,600	United Technologies Corp.	2,232,270

	Total	11,907,464
	Building Products -- 0.2%
28,200	Masco Corp.	791,574
	Commercial Printing -- 0.3%
40,000	Donnelley (R.R.) & Sons Co.	1,144,400
	Construction & Engineering Services -- 0.4%
42,500	Fluor Corp.	1,611,175
	Electrical Components -- 1.1%
19,000	Cooper Industries, Inc.	671,650
47,000	Emerson Electric Co.	2,706,730
40,000	Rockwell International Corp.	790,000

	Total	4,168,380
	Industrial Conglomerates -- 5.9%
476,000	General Electric Co.	18,326,000
32,000	(1)Minnesota Mining & Manufacturing Co.	3,773,760
16,300	Textron, Inc.	774,739

	Total	22,874,499
	Machinery Construction/Farm -- 0.2%
13,000	Caterpillar, Inc.	721,630
	Machinery Industrial -- 1.1%
17,000	Dover Corp.	672,690
10,500	Illinois Tool Works, Inc.	772,380
38,000	(1)Ingersoll-Rand Co.	1,900,000
14,000	ITT Industries, Inc.	826,000

	Total	4,171,070
	Common Stocks (continued)
	Industrials (continued)
	Railroads -- 0.6%
39,800	Burlington Northern Santa Fe	$1,154,996
22,000	(1)Union Pacific Corp.	1,334,740

	Total	2,489,736
	Services-Div./Commercial -- 0.2%
19,000	Deluxe Corp.	900,600
	Services-Office/Supplies -- 0.7%
25,000	Avery Dennison Corp.	1,600,000
30,000	Pitney Bowes, Inc.	1,251,600

	Total	2,851,600
	Trucking -- 0.2%
28,000	Ryder Systems, Inc.	786,800

	Total Industrials	54,418,928
	Information Technology -- 0.6%
	Computer Hardware -- 0.6%
120,800	Hewlett-Packard Co.	2,430,496
	Materials -- 4.0%
	Aluminum -- 0.9%
98,000	(1)Alcoa, Inc.	3,681,860
	Chemicals Diversified -- 1.7%
52,608	Dow Chemical Co.	1,645,578
88,500	Du Pont (E.I.) de Nemours & Co.	4,145,340
20,100	Eastman Chemical Co.	884,400

	Total	6,675,318
	Forrest Products -- 0.4%
28,000	(1)Weyerhaeuser Co.	1,730,960
	Industrial Gases -- 0.5%
30,000	Praxair, Inc.	1,737,000
	Paper Products -- 0.5%
47,000	Georgia-Pacific Corp.	1,205,550
16,500	International Paper Co.	721,875

	Total	1,927,425

	Total Materials	15,752,563
	Telecommunications Services -- 6.9%
	Integrated Telecommunication Services -- 6.9%
36,500	Alltel Corp.	2,031,225
109,000	(1)BellSouth Corp.	4,224,840
270,432	SBC Communications, Inc.	10,233,147
221,690	Verizon Communications, Inc.	10,375,092

	Total Telecommunications Services	26,864,304
	Utilities -- 4.3%
	Electric Utilities -- 3.1%
44,000	Cinergy Corp.	1,399,200
96,000	(1)Duke Energy Corp.	3,388,800
31,500	Exelon Corp.	1,552,320
28,000	FPL Group, Inc.	1,487,080
40,000	PPL Corp.	1,304,400
66,000	Reliant Energy, Inc.	1,372,800
30,000	(1)TXU Corp.	1,526,100

	Total	12,030,700
	Gas Utilities -- 1.2%
67,700	El Paso Corp.	2,645,716
42,000	KeySpan Corp.	1,346,100
19,000	NICOR, Inc.	795,150

	Total	4,786,966
Shares or Principal Amount	Description	Value
	Common Stocks (continued)
	Utilities (continued)
	Multi-Utilities -- 0.0%
6,700	(1)Williams Cos., Inc. (The)	$103,515

	Total Utilities	16,921,181

	Total Common Stocks (identified cost $312,948,079)	383,581,616
	(2)U.S. Treasury -- 0.1%
$500,000	4/11/2002 (identified cost $499,072)	499,180

	Total Investments in Securities (identified cost $313,447,151)	384,080,796
	(3)Repurchase Agreement -- 1.5%
5,995,659	Lehman Brothers, Inc., 1.87%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	5,995,659

	Total Investments (identified cost $319,442,810)	$390,076,455

Large-Cap Growth & Income Fund

Shares	Description	Value
	Common Stocks -- 90.1%
	Consumer Discretionary -- 9.0%
	Broadcasting -- 0.9%
66,630	(4)Clear Channel Communications, Inc.	$3,106,291
	Entertainment -- 2.3%
211,350	(4)AOL Time Warner, Inc.	5,241,480
144,116	(1)Disney(Walt) Co.	3,314,668

	Total	8,556,148
	Retail -- 5.8%
131,640	(1)Home Depot, Inc.	6,582,000
142,600	Lowe's Cos., Inc.	6,452,650
128,230	Wal-Mart Stores, Inc.	7,951,542

	Total	20,986,192

	Total Consumer Discretionary	32,648,631
	Consumer Staples -- 8.8%
	Beverages & Foods -- 1.9%
144,814	Coca-Cola Co.	6,862,735
	Household Products -- 1.8%
77,530	(1)The Procter & Gamble Co.	6,573,769
	Personal Care -- 1.3%
149,220	(1)The Estee Lauder Cos., Inc., Class A	4,655,664
	Tobacco -- 3.8%
258,650	Philip Morris Cos., Inc.	13,620,509

	Total Consumer Staples	31,712,677
	Energy -- 6.4%
	Oil & Gas-Integrated -- 6.4%
66,725	ChevronTexaco Corp.	5,634,259
300,642	Exxon Mobil Corp.	12,416,515
95,870	Royal Dutch Petroleum Co., ADR	4,924,842

	Total Energy	22,975,616
	Common Stocks (continued)
	Financials -- 12.2%
	Banks -- 3.0%
116,740	Bank of New York Co., Inc.	$4,394,094
138,580	Wells Fargo & Co.	6,499,402

	Total	10,893,496
	Diverse Financial Services -- 5.7%
148,760	American Express Co.	5,422,302
202,823	Citigroup, Inc.	9,177,741
90,990	Federal Home Loan Mortgage Corp.	5,799,703

	Total	20,399,746
	Insurance -- 3.5%
91,024	American International Group, Inc.	6,733,045
87,320	MGIC Investment Corp.	5,860,918

	Total	12,593,963

	Total Financials	43,887,205
	Healthcare -- 18.4%
	Pharmaceuticals & Healthcare -- 18.4%
126,100	Abbott Laboratories	7,130,955
96,340	American Home Products Corp.	6,122,407
88,670	(1)(4)Amgen, Inc.	5,141,087
121,850	Cardinal Health, Inc.	8,053,066
316,220	(1)HCA, Inc.	12,879,641
82,770	Johnson & Johnson	5,040,693
51,370	Merck & Co., Inc.	3,150,522
235,110	Pfizer, Inc.	9,630,106
138,470	Pharmacia Corp.	5,684,193
105,020	Schering Plough Corp.	3,622,140

	Total Healthcare	66,454,810
	Industrials -- 10.5%
	Aerospace & Defense -- 1.6%
152,610	(1)Honeywell International, Inc.	5,817,493
	Airlines -- 1.1%
157,960	(4)AMR Corp.	4,122,756
	Electrical Equipment -- 2.2%
269,040	Tyco International Ltd.	7,829,064
	Industrial Conglomerates -- 5.6%
467,140	General Electric Co.	17,984,890
16,700	Minnesota Mining & Manufacturing Co.	1,969,431

	Total	19,954,321

	Total Industrials	37,723,634
	Information Technology -- 21.3%
	Computers -- 3.2%
75,940	International Business Machines Corp.	7,451,233
44,380	(4)Lexmark International, Inc., Class A	2,206,130
241,600	(4)Sun Microsystems, Inc.	2,056,016

	Total	11,713,379
	Computer Services -- 8.5%
365,950	(1)(4)BMC Software, Inc.	5,873,497
134,600	(1)Electronic Data Systems Corp.	7,945,438
266,870	(4)Microsoft Corp.	15,569,196
33,040	(4)Veritas Software Corp.	1,172,590

	Total	30,560,721
Shares or Principal Amount	Description	Value
	Common Stocks (continued)
	Information Technology (continued)
	Semiconductors -- 9.1%
220,600	(4)Agere Systems, Inc., Class A	$882,400
148,600	(4)Applied Materials, Inc.	6,459,642
243,470	(1)(4)Applied Micro Circuits Corp.	1,872,284
245,100	Intel Corp.	6,997,605
137,780	Micron Technology, Inc.	4,429,627
198,090	(4)National Semiconductor Corp.	4,981,963
182,870	(1)Texas Instruments, Inc.	5,367,234
243,700	(4)Vitesse Semiconductor Corp.	1,710,774

	Total	32,701,529
	Telecommunications -- 0.5%
301,760	(1)(4)Lucent Technologies, Inc.	1,686,838

	Total Information Technology	76,662,467
	Telecommunication Services -- 3.5%
	Telecommunications -- 3.5%
238,750	AT&T Corp.	3,710,175
79,040	BellSouth Corp.	3,063,590
159,240	SBC Communications, Inc.	6,025,642

	Total Telecommunication Services	12,799,407

	Total Common Stocks (identified cost $251,894,437)	324,864,447
	Corporate Bonds -- 2.1%
	Retail -- 2.1%
$11,760,000	Kohl's Corp., Sub. Note, Zero Coupon, 6/12/2020 (identified cost $7,598,234)	7,541,100
	(2)U.S. Treasury Bill -- 0.3%
1,250,000	4/11/2002 (identified cost $1,247,679)	1,247,950

	Total Investments in Securities (identified cost $260,740,350)	333,653,497
	(3)Repurchase Agreement -- 11.7%
42,082,900	Lehman Brothers, Inc., 1.87%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	42,082,900

	Total Investments (identified cost $302,823,250)	$375,736,397

Mid-Cap Value Fund

Shares	Description	Value
	Common Stocks -- 89.1%
	Consumer Discretionary -- 8.4%
	Automotive -- 1.0%
25,000	Johnson Controls, Inc.	$2,219,000
	Broadcasting -- 2.0%
200,000	(1)(4)Adelphia Communications Corp., Class A	4,390,000
	Common Stocks (continued)
	Consumer Discretionary (continued)
	Housewares & Specialties -- 2.2%
160,000	Newell Rubbermaid, Inc.	$4,980,800
	Manufacturing -- 1.8%
205,000	Mattel, Inc.	3,884,750
	Retail -- 1.4%
85,000	Ross Stores, Inc.	3,065,100

	Total Consumer Discretionary	18,539,650
	Consumer Staples -- 6.1%
	Beverages & Foods -- 6.1%
175,000	(1)(4)Kroger Co., Inc.	3,876,250
166,200	(1)(4)Ralcorp Holdings, Inc.	4,354,440
200,000	(1)SUPERVALU, Inc.	5,190,000

	Total Consumer Staples	13,420,690
	Energy -- 5.2%
	Oil & Gas Products -- 5.2%
115,000	Burlington Resources, Inc.	4,321,700
88,000	Noble Affiliates, Inc.	3,185,600
110,000	(4)Noble Drilling Corp.	3,875,300

	Total Energy	11,382,600
	Financials -- 8.0%
	Banks -- 1.3%
81,500	(1)Associated Banc Corp.	2,987,790
	Insurance -- 6.7%
83,000	ACE Ltd.	3,643,700
70,000	Jefferson-Pilot Corp.	3,539,900
51,000	MGIC Investment Corp.	3,423,120
120,000	SAFECO Corp.	4,074,000

	Total	14,680,720

	Total Financials	17,668,510
	Healthcare -- 6.2%
	Equipment -- 2.6%
145,000	(4)Boston Scientific Corp.	3,242,200
60,000	Guidant Corp.	2,490,000

	Total	5,732,200
	Pharmaceuticals & Healthcare -- 3.6%
235,200	(4)Manor Care, Inc.	4,410,000
115,000	(1)(4)Renal Care Group, Inc.	3,530,500

	Total	7,940,500

	Total Healthcare	13,672,700
	Industrials -- 20.0%
	Aerospace & Defense -- 1.8%
36,580	(1)Northrop Grumman, Corp.	3,915,523
	Electrical Components -- 1.8%
200,000	Rockwell Automation, Inc.	3,950,000
	Manufacturing -- 2.2%
37,500	SPX Corp.	4,744,125
	Rail Road -- 1.7%
100,000	CSX Corp.	3,774,000
	Services -- 11.4%
60,000	(4)ARAMARK Corp., Class B	1,536,000
110,000	(4)Global Payments, Inc.	3,362,700
45,000	H&R Block, Inc.	2,270,250
110,000	(1)Manpower, Inc.	3,688,300
220,000	(4)Republic Services, Inc.	3,949,000
391,500	(1)(4)Spherion Corp.	3,640,950
130,000	Viad Corp.	3,237,000
150,000	(1)(4)Watson Wyatt & Company Holdings	3,637,500

	Total	25,321,700
	Common Stocks (continued)
	Industrials (continued)
	Transportation -- 1.1%
30,000	(1)(4)Landstar System, Inc.	$2,468,400

	Total Industrials	44,173,748
	Information Technology -- 17.2%
	Computer Hardware -- 0.8%
385,000	(4)Gateway, Inc.	1,771,000
	Computer Services -- 6.1%
175,000	(1)(4)American Management System, Inc.	3,244,500
225,000	(4)BMC Software, Inc.	3,611,250
70,000	(4)Computer Sciences Corp.	3,325,700
210,100	(4)Keane, Inc.	3,361,600

	Total	13,543,050
	Electrical Equipment -- 2.0%
140,000	Hubbell, Inc., Class B	4,478,600
	Paper & Related Products -- 2.0%
225,000	(4)Electronics for Imaging, Inc.	4,365,000
	Semiconductors -- 1.5%
100,000	(1)(4)Teradyne, Inc.	3,351,000
	Services -- 3.8%
375,000	IKON Office Solutions, Inc.	5,025,000
192,200	(4)KPMG Consulting, Inc.	3,369,266

	Total	8,394,266
	Telecommunications -- 1.0%
127,300	(4)CommScope, Inc.	2,100,450

	Total Information Technology	38,003,366
	Materials -- 11.1%
	Building Materials -- 1.6%
86,000	Martin Marietta Materials, Inc.	3,590,500
	Chemicals -- 1.4%
113,700	H.B. Fuller Co.	3,033,516
	Metals -- 3.3%
176,900	Fording, Inc.	3,182,431
70,000	Nucor Corp.	3,955,000

	Total	7,137,431
	Paper & Related Products -- 4.8%
79,500	Bowater, Inc.	4,098,225
165,000	(4)Packaging Corp. of America	3,164,700
60,000	Temple-Inland, Inc.	3,341,400

	Total	10,604,325

	Total Materials	24,365,772
	Telecommunication Services -- 5.8%
	Telecommunications -- 5.8%
65,000	ALLTEL Corp.	3,617,250
350,000	Citizens Communications Co., Class B	3,188,500
47,500	Telephone and Data System, Inc.	4,139,625
270,000	WorldCom, Inc. - MCI Group	1,860,300

	Total Telecommunication Services	12,805,675
	Utilities -- 1.1%
	Electric Utilities -- 1.1%
78,000	Cinergy Corp.	2,480,400

	Total Common Stocks (identified cost $163,741,374)	196,513,111
Principal Amount	Description	Value
	(3)Repurchase Agreement -- 12.0%
$26,416,620	Lehman Brothers, Inc., 1.87%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	$26,416,620

	Total Investments (identified cost $190,157,994)	$222,929,731

Mid-Cap Growth Fund

Shares	Description	Value
	Common Stocks -- 87.5%
	Consumer Discretionary -- 15.6%
	Broadcasting -- 8.2%
500,000	(4)Adelphia Communications Corp., Class A	$10,975,000
200,000	(4)Cox Radio, Inc., Class A	5,038,000
75,000	(4)Insight Communications Co., Inc.	1,575,000
350,000	(4)Liberty Media Corp., Class A	4,480,000
75,000	(4)USA Networks, Inc.	2,217,000

	Total	24,285,000
	Leisure & Recreation -- 4.5%
300,000	(4)Bally Total Fitness Holding Corp.	5,085,000
545,000	(1)(4)Six Flags, Inc.	8,038,750

	Total	13,123,750
	Retail -- 2.9%
100,000	(4)BJ's Wholesale Club, Inc.	4,115,000
225,000	(4)Staples, Inc.	4,425,750

	Total	8,540,750

	Total Consumer Discretionary	45,949,500
	Consumer Staples -- 8.3%
	Food-Wholesale Distribution -- 1.3%
100,000	(1)(4)Performance Food Group Co.	3,729,000
	Retail -- 3.5%
525,000	(1)(4)PetsMart, Inc.	5,612,250
160,000	(4)Stage Stores, Inc.	4,784,000

	Total	10,396,250
	Services -- 3.5%
150,000	(4)Concord EFS, Inc.	4,504,500
205,000	(1)(4)TMP Worldwide, Inc.	5,723,600

	Total	10,228,100

	Total Consumer Staples	24,353,350
	Energy -- 5.4%
	Oil & Gas Products -- 5.4%
140,000	(4)Nabors Industries, Inc.	4,965,800
110,000	Noble Affiliates, Inc.	3,982,000
220,000	Ocean Energy, Inc.	4,015,000
235,000	(4)Pride International, Inc.	3,026,800

	Total Energy	15,989,600
	Financials -- 8.7%
	Insurance -- 8.7%
80,000	Ambac Financial Group, Inc.	4,964,000
135,000	Lincoln National Corp.	6,913,350
	Common Stocks (continued)
	Financials (continued)
	Insurance (continued)
150,000	Old Republic International Corp.	$4,794,000
160,000	(1)PartnerRe Ltd.	9,056,000

	Total Financials	25,727,350
	Healthcare -- 20.3%
	Medical Supplies -- 3.6%
55,000	Allergan, Inc.	3,566,200
200,000	(4)Covance, Inc.	3,550,000
75,000	(1)(4)Invitrogen Corp.	3,423,000

	Total	10,539,200
	Pharmaceuticals & Healthcare -- 16.7%
50,000	(1)(4)Accredo Health, Inc.	2,582,500
65,000	(4)AdvancePCS	2,074,800
100,000	(4)AmerisourceBergen Corp.	6,770,000
200,000	(4)BioMarin Pharmaceutical, Inc.	2,004,000
125,000	(4)Charles River Laboratories International, Inc.	3,707,500
50,000	(4)Gilead Sciences, Inc.	3,523,000
55,000	(1)(4)IDEC Pharmaceuticals Corp.	3,455,100
85,000	(4)InterMune, Inc.	3,086,350
175,000	(4)King Pharmaceuticals, Inc.	5,435,500
140,000	(1)(4)Priority Healthcare Corp., Class B	3,465,000
100,000	(1)(4)Quest Diagnostic, Inc.	7,091,000
100,000	(4)Taro Pharmaceutical Industries Ltd.	3,011,000
75,000	(4)Universal Health Services, Inc., Class B	2,886,750

	Total	49,092,500

	Total Healthcare	59,631,700
	Industrials -- 1.9%
	Electrical Equipment -- 1.9%
45,000	SPX Corp.	5,692,950
	Information Technology -- 27.3%
	Computer Services -- 5.2%
100,000	(4)Affiliated Computer Services, Inc., Class A	4,891,000
125,000	(1)(4)Bisys Group, Inc.	3,935,000
75,000	(4)Intuit, Inc.	2,841,750
125,000	(1)(4)Manhattan Associates, Inc.	3,756,250

	Total	15,424,000
	Electrical Equipment -- 7.2%
245,000	(4)Flextronics International Ltd.	3,513,300
275,000	(4)Intersil Corp., Class A	7,628,500
220,000	(1)Molex, Inc.	6,512,000
150,000	PerkinElmer, Inc.	3,450,000

	Total	21,103,800
	Product Security -- 0.8%
100,000	(4)VeriSign, Inc.	2,373,000
	Semiconductors -- 6.4%
66,500	(1)(4)Anadigics, Inc.	629,755
175,000	(1)(4)ATMI, Inc.	4,483,500
Shares or Principal Amount	Description	Value
	Common Stocks (continued)
	Information Technology (continued)
	Semiconductors (continued)
130,000	(1)(4)Chartered Semiconductor Manufacturing Ltd., ADR	$2,922,400
500,000	(4)Conexant Systems, Inc.	5,120,000
280,000	(4)Entegris, Inc.	2,889,600
175,000	(1)(4)LSI Logic Corp.	2,623,250

	Total	18,668,505
	Software -- 5.6%
150,000	(4)JDA Software Group, Inc.	3,967,500
150,000	(4)PeopleSoft, Inc.	4,360,500
150,000	(1)(4)Stellent, Inc.	2,248,500
250,000	(4)Vastera, Inc.	3,277,500
225,000	(1)(4)Wind River Systems, Inc.	2,607,750

	Total	16,461,750
	Telecommunications -- 2.1%
800,000	(4)ADC Telecommunications, Inc.	2,880,000
150,000	(1)Scientific-Atlanta, Inc.	3,355,500

	Total	6,235,500

	Total Information Technology	80,266,555

	Total Common Stocks (identified cost $273,057,158)	257,611,005
	(2)U.S. Treasury Bill -- 0.5%
$1,500,000	4/11/2002 (identified cost $1,497,215)	1,497,540

	Total Investments in Securities (identified cost $274,554,373)	259,108,545
	(3)Repurchase Agreements -- 13.2%
38,828,537	Lehman Brothers, Inc., 1.87%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	38,828,537

	Total Investments (identified cost $313,382,910)	$297,937,082

Small-Cap Growth Fund

Shares	Description	Value
	Common Stocks -- 96.5%
	Consumer Discretionary -- 29.5%
	Broadcasting -- 6.9%
100,000	(1)(4) Adelphia Communications Corp., Class A	$2,195,000
100,000	(1)(4) Cablevision Systems Corp.-Rainbow Media Group	2,530,000
89,000	(4)Spanish Broadcasting System, Inc., Class A	1,107,160
100,000	(4)Value Vision International, Inc., Class A	1,850,000

	Total	7,682,160
	Leisure & Recreation -- 17.9%
60,000	(4)Bally Total Fitness Holding Corp.	1,017,000
650,000	(1)(4)BAM! Entertainment, Inc.	3,783,000
250,000	(4)Hollywood Casino Corp., Class A	3,557,500
	Common Stocks (continued)
	Consumer Discretionary (continued)
	Leisure & Recreation (continued)
200,000	Intrawest Corp.	$3,184,000
300,000	(1)(4)Midway Games, Inc.	3,513,000
130,000	(1)(4)Orient-Express Hotels Ltd., Class A	2,220,400
200,000	Pinnacle Entertainment, Inc.	1,310,000
55,000	(4)Sun International Hotels Ltd.	1,370,050

	Total	19,954,950
	Retail -- 4.7%
65,000	(1)(4)Abercrombie & Fitch Co., Class A	1,731,600
45,000	(1)(4)BJ's Wholesale Club, Inc.	1,851,750
130,000	(1)(4)Galyan's Trading Co.	1,609,400

	Total	5,192,750

	Total Consumer Discretionary	32,829,860
	Consumer Staples -- 1.8%
	Movies & Entertainment -- 1.8%
185,000	(4)Alliance Atlantis Communications Inc., Class B	1,985,050
	Energy -- 7.1%
	Domestic & International Oil -- 4.0%
50,000	(1)Frontline Ltd.	560,000
100,000	(4)Horizon Offshore, Inc.	780,000
136,000	(1)(4)Lone Star Technologies, Inc.	2,212,720
41,700	(4)National-Oilwell, Inc.	871,947

	Total	4,424,667
	Oil & Gas Products -- 3.1%
50,000	Noble Affiliates, Inc.	1,810,000
40,000	(1)(4)Patterson-UTI Energy, Inc.	978,800
100,000	(4)Ultra Petroleum Corp.	655,000

	Total	3,443,800

	Total Energy	7,868,467
	Financials -- 9.6%
	Banks -- 6.2%
110,000	(1)Cullen Frost Bankers, Inc.	3,789,500
60,000	(4)Southwest Bancorporation of Texas, Inc.	1,845,000
40,000	UCBH Holdings, Inc.	1,331,600

	Total	6,966,100
	Insurance -- 3.4%
55,000	Gallagher (Arthur J.) & Co.	1,917,300
40,000	Radian Group, Inc.	1,866,800

	Total	3,784,100

	Total Financials	10,750,200
	Healthcare -- 19.9%
	Medical Supplies -- 9.0%
125,000	(1)(4)Cell Genesys, Inc.	1,882,500
35,000	(4)Cephalon, Inc.	2,040,500
115,000	(4)Covance, Inc.	2,041,250
100,000	(1)(4)Cryolife, Inc.	2,500,000
35,000	(4)Invitrogen Corp.	1,597,400

	Total	10,061,650
	Pharmaceuticals & Healthcare -- 10.9%
115,000	(4)BioMarin Pharmaceutical, Inc.	1,152,300
Shares or Principal Amount	Description	Value
	Common Stocks (continued)
	Healthcare (continued)
	Pharmaceuticals & Healthcare (continued)
25,000	(1)(4)CV Therapeutics, Inc.	$966,075
60,000	(4)Charles River Laboratories International, Inc.	1,779,600
90,000	(1)(4)Community Health Systems, Inc.	2,007,000
55,000	(4)InterMune, Inc.	1,997,050
70,000	(4)Priority Healthcare Corp., Class B	1,732,500
80,000	(4)Triad Hospitals, Inc.	2,448,000

	Total	12,082,525

	Total Healthcare	22,144,175
	Industrials -- 1.5%
	Services -- 1.5%
65,000	(1)(4)Resources Connection, Inc.	1,725,100
	Information Technology -- 27.1%
	Computer Services -- 1.4%
120,000	(1)(4)SonicWALL, Inc.	1,552,800
	Electrical Equipment -- 5.3%
142,500	(4)Microtune, Inc.	1,625,925
230,000	(1)(4)Pemstar, Inc.	2,116,000
650,000	(4)TranSwitch Corp.	1,865,500
705,300	(1)(4)Viasystems Group, Inc.	260,961

	Total	5,868,386
	Semiconductor -- 10.7%
140,000	(4)Aeroflex, Inc.	1,379,000
89,000	(1)(4)Amkor Technology, Inc.	1,235,320
120,000	(4)Integrated Circuit Systems, Inc.	2,221,200
45,000	(4)MKS Instruments, Inc.	1,208,700
140,000	(4)Oak Technology, Inc.	1,967,000
430,000	(1)(4)Triquint Semiconductor, Inc.	3,891,500

	Total	11,902,720
	Software -- 8.0%
150,000	(4)Ascential Software Corp.	585,000
120,000	(1)(4)Aspect Communications Corp.	378,000
100,000	(1)(4)HNC Software, Inc.	1,408,000
135,000	(1)(4)Take-Two Interactive Software, Inc.	2,515,050
1,450,000	(4)Vignette Corp.	4,060,000

	Total	8,946,050
	Telecommunication Equipment -- 1.7%
1,150,000	(4)Oplink Communications	1,909,000

	Total Information Technology	30,178,956

	Total Common Stocks (identified cost $106,892,990)	107,481,808
	U.S. Treasury Bill -- 0.5%
$600,000	4/11/2002 (identified cost $598,886)	599,016

	Total Investments in Securities (identified cost $107,491,876)	108,080,824
	(3)Repurchase Agreement -- 3.7%
4,076,636	Lehman Brothers, Inc., 1.87%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	4,076,636

	Total Investments (identified cost $111,568,512)	$112,157,460

International Stock Fund

Shares	Description	Value
	Common Stocks -- 95.4%
	Australia -- 1.1%
	Banks -- 0.6%
110,400	National Australia Bank Ltd., Melbourne	$2,042,581
	Construction Materials -- 0.2%
164,100	Brambles Industries Ltd.	771,967
	Insurance -- 0.3%
92,100	AMP Ltd.	893,660

	Total Australia	3,708,208
	Belgium -- 1.5%
	Banks -- 1.5%
320,000	Dexia	4,804,705
	Bermuda -- 1.1%
	IT Consulting & Services -- 1.1%
140,500	(4)Accenture Ltd.	3,679,695
	Brazil -- 2.1%
	Banks -- 0.5%
65,400	Unibanco-Uniao de Bancos Brasileiros SA, GDR	1,582,680
	Metals & Mining -- 0.9%
117,550	Companhia Vale Do Rio Doce, ADR	2,991,647
	Oil & Gas Integrated -- 0.7%
92,600	Petroleo Brasileiro SA, ADR	2,268,700

	Total Brazil	6,843,027
	Canada -- 2.0%
	Banks -- 1.0%
96,400	Royal Bank of Canada, Montreal	3,045,759
	Financial Services -- 0.4%
52,800	Manulife Financial Corp.	1,365,234
	Metal-Aluminum -- 0.6%
49,600	Alcan, Inc.	2,010,784

	Total Canada	6,421,777
	Finland -- 1.2%
	IT Consulting & Services -- 0.3%
33,700	TietoEnator OYJ	857,916
	Telecommunications -- 0.9%
150,100	Nokia Oyj, Class A, ADR	3,117,577

	Total Finland	3,975,493
	France -- 8.3%
	Automotive -- 0.5%
38,600	Peugeot SA	1,681,214
	Banks -- 0.9%
60,200	BNP Paribas SA	2,921,728
	Construction Equipment -- 0.7%
18,500	Technip	2,329,184
	Construction Materials -- 0.5%
18,110	Lafarge SA	1,560,304
	Domestic & International Oil -- 1.8%
39,400	Total Fina SA, Class B	5,796,385
	Healthcare -- 1.0%
46,100	Aventis SA	3,422,967
	Leisure & Recreation -- 0.0%
1,200	Societe Television Francaise 1	27,972
	Media -- 0.4%
30,400	Vivendi Universal SA	1,181,392
	Metals & Mining -- 0.8%
53,700	Pechiney SA, Class A	2,766,680
	Common Stocks (continued)
	France (continued)
	Pharmaceuticals & Healthcare -- 0.5%
23,600	Sanofi Synthelabo SA	$1,551,034
	Water Treatment -- 1.2%
56,600	Suez SA	1,578,120
72,000	(1)(4)Vivendi Environment	2,275,585
48,300	(1)Vivendi Environment, Warrants	16,729

	Total	3,870,434

	Total France	27,109,294
	Germany -- 5.0%
	Automotive -- 1.3%
111,300	Bayerische Motoren Werke AG	4,105,560
	Drugs -- 0.8%
45,000	Schering AG	2,691,347
	Healthcare -- 0.6%
38,762	Fresenius Medical Care AG	2,005,785
	Household Product/Wares -- 0.6%
29,000	Adidas-Salomon AG	1,881,825
	Insurance -- 1.4%
9,760	Allianz AG	2,197,054
10,390	Muenchener Rueckversicherungs-Gesellschaft AG	2,537,069

	Total	4,734,123
	Oil & Gas Products -- 0.3%
18,800	E.On AG	924,154

	Total Germany	16,342,794
	Hong Kong -- 1.5%
	Telecommunications -- 1.5%
1,059,000	(4)China Mobile (Hong Kong) Ltd.	3,055,101
126,600	(4)China Mobile (Hong Kong) Ltd., ADR	1,825,572

	Total Hong Kong	4,880,673
	Ireland -- 2.4%
	Banks -- 1.4%
474,100	Bank of Ireland	4,659,437
	Construction Materials -- 1.0%
191,400	CRH PLC	3,198,651

	Total Ireland	7,858,088
	Israel -- 0.3%
	Computers Services -- 0.3%
33,500	(4)Check Point Software Technologies Ltd.	935,320
	Italy -- 4.8%
	Insurance -- 1.5%
112,100	Assicurazioni Generali	2,779,039
188,000	Riunione Adriatica di Sicurta SpA	2,197,654

	Total	4,976,693
	Media -- 1.1%
434,600	Mediaset SpA	3,511,066
	Oil & Gas Products -- 1.2%
270,700	(1)ENI SpA	3,712,881
	Telecommunications -- 1.0%
639,800	Telecom Italia SpA	3,324,016

	Total Italy	15,524,656
	Japan -- 10.7%
	Air Freight & Couriers -- 0.7%
144,000	Yamato Transport	2,272,921
	Automotive -- 2.3%
42,900	Honda Motor Co., Ltd.	1,712,862
902,000	(1)Nissan Motor Co., Ltd.	5,876,682

	Total	7,589,544
	Common Stocks (continued)
	Japan (continued)
	Broadcasting & Cable TV -- 0.4%
1,612	(4)Sky Perfect Communications, Inc.	$1,359,424
	Chemical -- 0.5%
41,000	Takeda Chemical Industries, Ltd.	1,661,480
	Construction & Engineering -- 0.7%
329,000	JGC Corp.	2,217,150
	Financial Services -- 0.8%
234,000	(1)Daiwa Securities Co., Ltd.	1,416,277
99,000	Nomura Securities Co., Ltd.	1,130,415

	Total	2,546,692
	Household Products -- 0.7%
125,000	Kao Corp.	2,346,170
	Leisure & Recreation -- 1.3%
5,300	Nintendo Corp. Ltd.	780,790
209,700	(1)(4)Sega Enterprises	3,270,816

	Total	4,051,606
	Office Equipment -- 0.9%
154,700	Ricoh Co., Ltd.	2,741,987
	Pharmaceuticals & Healthcare -- 0.5%
145,200	Terumo Corp.	1,763,054
	Telecommunications -- 1.9%
13,460	Nippon Television Network Corp.	2,746,344
331	NTT DoCoMo, Inc.	3,433,636

	Total	6,179,980

	Total Japan	34,730,008
	Korea, Republic of -- 4.4%
	Automotive -- 1.0%
113,600	Hyundai Motor Co., Ltd.	3,135,456
	Banks -- 0.5%
31,944	Kookmin Bank	1,402,440
8,574	(4)Kookmin Bank, ADR	380,943

	Total	1,783,383
	Electronics -- 1.0%
12,580	Samsung Electronics Co.	3,271,868
	Metals & Mining -- 0.6%
71,000	Pohang Iron and Steel Co. Ltd., ADR	1,968,120
	Telecommunications -- 1.3%
118,800	Korea Telecom Corp., ADR	2,649,240
51,200	(4)KT Freetel	1,626,691

	Total	4,275,931

	Total Korea, Republic of	14,434,758
	Mexico -- 4.5%
	Beverages & Foods -- 0.8%
26,300	(4)Fomento Economico Mexicano, SA de CV, ADR	1,046,740
712,300	Grupo Modelo, SA de CV, Class C	1,709,520

	Total	2,756,260
	Broadcasting & Cable TV -- 1.2%
87,700	(2)Grupo Televisa SA, GDR	3,779,870
	Financial Services -- 1.0%
2,984,800	Grupo Financiero BBVA Bancomer, SA de CV	3,110,734
	Retail -- 0.3%
371,900	Wal-Mart de Mexico SA de CV	1,092,265
	Common Stocks (continued)
	Mexico (continued)
	Telecommunications -- 1.2%
101,100	Telefonos de Mexico, SA de CV, Class L, ADR	$3,871,119

	Total Mexico	14,610,248
	Netherlands -- 8.5%
	Beverages & Foods -- 0.6%
44,800	Heineken NV	1,826,730
	Chemicals -- 1.1%
81,500	Akzo Nobel NV	3,599,113
	Domestic & International Oil -- 2.2%
139,400	Royal Dutch Petroleum Co.	7,200,139
	Financial Services -- 2.0%
266,200	ING Group NV	6,336,515
	Food & Drug Retailing -- 1.0%
145,600	(1)Ahold NV	3,359,899
	Insurance -- 0.6%
95,800	Aegon NV	2,087,103
	Transportation -- 1.0%
162,400	TPG NV	3,343,994

	Total Netherlands	27,753,493
	Portugal -- 0.7%
	Telecommunications -- 0.7%
322,200	Portugal Telecom, SGPS SA	2,273,792
	Singapore -- 1.6%
	Electrical Equipment -- 1.0%
227,200	(4)Flextronics International Ltd.	3,258,048
	Transportation -- 0.6%
283,000	Singapore Airlines Ltd.	2,101,734

	Total Singapore	5,359,782
	South Africa -- 0.7%
	Banks -- 0.4%
492,100	Standard Bank Investment Corp.	1,184,273
	Paper & Forest Products -- 0.3%
80,300	Sappi Ltd.	1,068,878
	Total South Africa	2,253,151
	Spain -- 0.9%
	Broadcasting & Cable TV -- 0.9%
131,304	(4) Sogecable SA	2,984,523
	Sweden -- 2.5%
	Banks -- 0.8%
461,100	Nordbanken Holding AB	2,400,393
	Household Product/Wares -- 0.9%
166,600	Electrolux AB, Class B	2,991,738
	Paper & Forest Products -- 0.8%
80,200	Svenska Cellulosa AB, Class B	2,577,805

	Total Sweden	7,969,936
	Switzerland -- 6.1%
	Banks -- 2.2%
84,300	Credit Suisse Group	2,916,287
91,200	UBS AG	4,223,611

	Total	7,139,898
	Beverages & Foods -- 1.5%
22,600	Nestle SA	4,997,592
	Construction Materials -- 0.5%
7,890	Holcim Ltd.	1,654,370
	Food & Drug Retailing -- 0.5%
2,230	Serono SA	1,686,973
	Insurance -- 1.0%
34,400	Swiss Re	3,096,323
	Common Stocks (continued)
	Switzerland (continued)
	Pharmaceuticals & Healthcare -- 0.4%
31,000	Novartis AG	$1,178,932

	Total Switzerland	19,754,088
	Taiwan -- 0.8%
	Electrical Equipment -- 0.8%
165,600	(4)Taiwan Semiconductor Manufacturing Co., ADR	2,691,003
	United Kingdom -- 21.7%
	Aerospace & Defense -- 0.5%
356,000	BAE Systems PLC	1,600,138
	Banks -- 2.4%
51,800	Barclays PLC	1,519,246
148,600	HSBC Holdings PLC	1,622,548
95,300	Royal Bank of Scotland PLC, Edinburgh	2,333,034
252,100	Standard Chartered PLC	2,462,245

	Total	7,937,073
	Beverages & Foods -- 1.3%
352,600	Diageo PLC	4,186,411
	Business Services -- 0.6%
664,900	Hays PLC	1,856,110
	Domestic & International Oil -- 1.0%
406,200	BP Amoco PLC	3,344,384
	Electric Utilities -- 0.5%
463,400	Innogy Holdings PLC	1,678,418
	Financial Services -- 0.4%
104,500	Amvescap PLC	1,259,928
	Gas Distribution -- 0.4%
308,700	BG Group PLC	1,276,271
	Healthcare Equipment & Supplies -- 0.3%
150,300	Smith & Nephew PLC	905,532
	Insurance -- 0.4%
137,900	CGNU PLC	1,398,513
	Leisure & Recreation -- 2.2%
170,400	Bass PLC	1,700,414
1,151,000	Hilton Group PLC	3,627,943
333,800	(4)P&O Princess Cruises PLC	1,934,419

	Total	7,262,776
	Media -- 0.8%
249,900	WPP Group PLC	2,627,964
	Metals & Mining -- 0.9%
71,100	Johnson Matthey PLC	934,615
102,400	Rio Tinto PLC	2,058,164

	Total	2,992,779
	MultiMedia -- 1.5%
238,400	Pearson PLC	2,628,338
239,000	Reed International PLC	2,140,054

	Total	4,768,392
	Pharmaceuticals & Healthcare -- 1.7%
227,344	(4)GlaxoSmithKline PLC	5,539,889
	Restaurants & Leisure -- 1.3%
595,200	(4)Compass Group PLC	4,054,994
	Retail -- 2.9%
1,284,009	Kingfisher PLC	6,878,402
182,900	Next PLC	2,459,817

	Total	9,338,219
Shares or Principal Amount	Description	Value
	Common Stocks (continued)
	United Kingdom (continued)
	Telecommunications -- 1.1%
1,980,521	Vodafone Group PLC	$3,744,153
	Tobacco -- 1.5%
534,700	British American Tobacco PLC	4,904,957

	Total United Kingdom	70,676,901
	United States -- 1.0%
	Insurance -- 0.6%
70,900	Aflac, Inc.	1,822,130
	Oil & Gas Products -- 0.4%
50,400	Transocean Sedco Forex, Inc.	1,411,704

	Total United States	3,233,834

	Total Common Stocks (identified cost $314,150,347)	310,809,247
	(3)Repurchase Agreement -- 4.7%
$15,411,000	State Street Corp., 0.850%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	15,411,000

	Total Investments (identified cost $329,561,347)	$326,220,247

Government Income Fund

Principal Amount	Description	Value
	Asset-Backed Securities -- 4.5%
$6,000,000	Green Tree Home Equity Loan Trust (Series 1998-B), Class B1, 7.810%, 11/15/2029	$6,187,391
10,643,000	Greenwich Capital Acceptance (Series 1995-BA1), Class A4, 7.150%, 8/10/2020	10,923,124

	Total Asset-Backed Securities (identified cost $16,665,899)	17,110,515
	Collateralized Mortgage Obligations -- 21.8%
17,887,483	(5)(6)Federal Home Loan Mortgage Corp., 1.980%, 3/25/2002, REMIC (Series T-32-A1)	17,892,549
6,685,588	(5)(6)Federal Home Loan Mortgage Corp., 2.625%, 3/15/2002, REMIC (Series 1624-FA)	6,723,295
15,000,000	Federal Home Loan Mortgage Corp., 6.250%, 9/15/2023, REMIC (Series 1666-H)	15,481,200
10,000,000	(6)Federal Home Loan Mortgage Corp., 6.500%, 10/15/2016, REMIC (Series 1702-PK)	10,301,200
22,511,374	(5)(6)Federal National Mortgage Association, 2.100%, 3/25/2002, REMIC (Series 2001-25-FA)	22,628,703
10,000,000	Federal National Mortgage Association, 6.022%, 11/25/2010	10,278,886

	Total Collateralized Mortgage Obligations (identified cost $80,255,161)	83,305,833
	Corporate Bonds -- 1.8%
$3,000,000	(5)HSB Group, Inc., FRN, 2.737%, 4/15/2002	$2,826,150
5,000,000	(5)TXU Gas Capital, FRN, 3.231%, 4/1/2002	3,865,190

	Total Corporate Bonds (identified cost $7,909,300)	6,691,340
	Mortgage Backed Securities -- 73.5%
	Federal Home Loan Mortgage Corporation -- 20.0%
13,535,509	(1)5.000%, 8/1/2014	13,670,930
5,000,000	6.000%, 6/15/2011	5,161,250
19,416,652	(1)6.500%, 2/1/2031	19,756,444
4,788,644	6.500%, 9/1/2016	4,935,272
15,000,000	(7)6.500%, 4/1/2032	15,248,400
2,515,166	7.000%, 11/1/2009	2,634,636
963,081	7.500%, 9/1/2013	1,013,181
2,586,525	7.500%, 4/1/2024	2,723,120
2,132,378	7.500%, 4/1/2027	2,236,993
4,310,239	(1)8.000%, 8/1/2030	4,554,026
1,129,508	8.500%, 9/1/2024	1,214,379
1,611,296	9.000%, 6/1/2019	1,768,397
1,540,805	9.500%, 2/1/2025	1,700,663

	Total	76,617,691
	Federal National Mortgage Association -- 30.0%
11,014,854	6.000%, 9/1/2013	11,279,871
4,867,397	6.500%, 9/1/2016	5,019,503
9,294,018	6.500%, 9/1/2016	9,584,456
4,949,798	6.500%, 12/1/2031	5,025,579
25,000,000	(7)6.500%, 4/1/2032	25,382,750
4,615,977	7.000%, 12/1/2010	4,833,805
5,347,717	7.000%, 3/1/2029	5,528,202
11,865,241	(1)7.000%, 7/1/2029	12,265,693
10,215,667	7.000%, 2/1/2030	10,560,446
7,594,822	7.500%, 12/1/2009	8,055,220
6,466,375	(6)7.500%, 10/1/2030	6,741,196
5,431,734	8.000%, 10/1/2028	5,781,429
4,490,834	8.000%, 4/1/2030	4,744,835

	Total	114,802,985
	Government National Mortgage Association -- 23.5%
20,000,000	(7)6.500%, 4/1/2032	20,368,800
7,811,867	(1)7.000%, 4/15/2029	8,114,577
4,571,821	(1)7.000%, 5/15/2029	4,734,669
7,900,849	(1)7.000%, 6/15/2029	8,182,278
6,801,703	7.000%, 8/15/2031	7,031,260
9,849,512	(1)7.500%, 8/15/2025	10,388,182
2,218,820	(1)7.500%, 8/15/2025	2,347,090
8,772,229	(1)7.500%, 12/15/2025	9,246,456
11,311,119	(1)7.500%, 2/15/2027	11,908,459
1,950,224	(1)8.500%, 6/15/2010	2,080,031
3,226,754	(1)9.000%, 11/15/2009	3,466,664
1,027,054	(1)9.000%, 1/15/2010	1,099,913
652,567	(1)9.500%, 10/15/2024	729,244

	Total	89,697,623

	Total Mortgage Backed Securities (identified cost $271,728,321)	281,118,299
	U.S. Treasury -- 2.6%
$10,000,000	United States Treasury Note, 5.000%, 8/15/2011 (Identified Cost $10,010,937)	$10,071,400

	Total Investments in Securities (identified cost $386,569,618)	398,297,387
	(3)Repurchase Agreement -- 11.7%
44,806,565	Lehman Brothers, Inc., 1.870%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	44,806,565

	Total Investments (identified cost $431,376,183)	$443,103,952

Intermediate Bond Fund

Principal Amount	Description	Value
	Asset-Backed Securities -- 9.9%
$3,700,000	(8)(9)ARG Funding Corp., Class A2, 5.880%, 5/20/2002	$3,702,294
6,000,000	Citibank Credit Card Issuance Trust, (Series 2002-A1), Class A1, 4.950%, 2/9/2009	6,021,360
5,000,000	Citibank Credit Card Master Trust I, (Series 1999-7), Class A, 6.650%, 11/15/2006	5,312,450
715,169	(5)(8)(9)DLJ Commercial Mortgage Corp., (Series 1998-STF2), Class A1, 2.480%, 03/05/2002	713,381
5,000,000	DaimlerChrysler Auto Trust, (Series 2000-C), Class A3, 6.820%, 9/6/2004	5,150,400
7,750,000	First USA Credit Card Master Trust, (Series 1998-9), Class A, 5.280%, 9/18/2006	8,016,523
7,000,000	Ford Credit Auto Owner Trust, (Series 2000-G), Class A4, 6.620%, 7/15/2004	7,250,628
7,000,000	Green Tree Home Equity Loan Trust, (Series 1998-B), Class B1, 7.810%, 11/15/2029	7,218,623
9,525,428	J.P. Morgan Commercial Mortgage Finance Corp., (Series 1997-C5), Class A2, 7.069%, 9/15/2029	9,956,745
1,945,951	(8)(9)Pegasus Aviation Lease Securitization, (Series 1999-1A), Class A1, 6.300%, 3/25/2029	1,889,547
6,707,376	(8)(9)Systems 2001 Asset Trust, Pass Thru Cert., 6.664%, 9/15/2013	7,027,061

	Total Asset-Backed Securities (identified cost $60,500,459)	62,259,012
	Collateralized Mortgage Obligations -- 5.5%
5,000,000	(8)(9)Criimi Mae CMBS Corp., (Series 1998-1), Class A2, 6.009%, 2/20/2005	5,140,933
6,000,000	(8)(9)Criimi Mae CMBS Corp., (Series 1998-1), Class A3, 6.306%, 6/20/2030	6,219,709
	Collateralized Mortgage Obligations (continued)
$7,000,000	Fannie Mae, (Series 1993-137), Class PH, 6.550%, 12/25/2021	$7,243,740
2,233,892	Federal Home Loan Mortgage Corp., (Series 1829), Class H, 6.500%, 10/15/2021	2,274,918
7,890,266	Government National Mortgage Association, (Series 2001-5), Class PK, 5.950%, 7/20/2024	8,028,109
3,413,368	Government National Mortgage Association, (Series 2000-12), Class AC, 7.500%, 11/16/2027	3,595,983
2,216,322	(8)(9)Prudential Home Mortgage Securities, (Series 1993-H), Class 2B, 6.753%, 2/28/2002	2,271,010

	Total Collateralized Mortgage Obligations (identified cost $33,808,146)	34,774,402
	Corporate Bonds & Notes -- 50.3%
	Automotive & Related -- 8.5%
8,000,000	Ford Motor Credit Co., Note, 6.125%, 3/20/2004	8,039,520
4,000,000	Ford Motor Credit Co., Note, 6.500%, 1/25/2007	3,960,560
7,000,000	(1)Ford Motor Credit Co., Note, 6.700%, 7/16/2004	7,074,830
485,000	Ford Motor Credit Co., Note, 7.375%, 10/28/2009	490,835
5,000,000	Ford Motor Credit Co., Note, 7.750%, 3/15/2005	5,152,550
5,000,000	(1)General Motors Acceptance Corp., Note, 6.125%, 9/15/2006	5,009,250
3,000,000	(1)General Motors Acceptance Corp., Note, 6.380%, 1/30/2004	3,073,740
7,000,000	(1)General Motors Acceptance Corp., Note, 6.875%, 9/15/2011	6,973,400
8,165,000	General Motors Acceptance Corp., Unsecd. Note, 7.000%, 6/6/2003	8,390,599
5,000,000	(1)General Motors Corp., Note, 7.200%, 1/15/2011	5,124,800

	Total	53,290,084
	Banks -- 5.1%
7,000,000	(1)Bank of America Corp., Sub. Note, 7.400%, 1/15/2011	7,605,360
5,000,000	Bank One Corp., Sr. Note, 7.625%, 8/1/2005	5,456,000
5,000,000	(1)Citigroup, Inc., Note, 5.750%, 5/10/2006	5,174,400
7,000,000	Citigroup, Inc., Sr. Note, 6.750%, 12/1/2005	7,517,020
5,790,000	Corestates Capital, Company Guarantee, 6.750%, 11/15/2006	6,129,815

	Total	31,882,595
	Corporate Bonds & Notes (continued)
	Beverages & Foods -- 1.0%
$5,000,000	Anheuser-Busch Cos., Inc., Deb., 9.000%, 12/1/2009	$6,072,900
	Broker/Dealers -- 4.5%
2,000,000	(1)Goldman Sachs Group, Inc., Bond, 6.875%, 1/15/2011	2,073,020
5,000,000	Lehman Brothers, Inc., Sr. Sub. Note, 7.500%, 8/1/2026	5,348,950
6,500,000	Merrill Lynch & Co., Inc., Note, (Series MTNB), 5.350%, 6/15/2004	6,701,760
7,000,000	(1)Morgan Stanley, Unsub., 6.100%, 4/15/2006	7,312,480
6,000,000	PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	6,323,700

	Total	27,759,910
	Chemicals -- 0.6%
3,500,000	(8)(9)Dow Chemical Co., Note, 5.250%, 5/14/2004	3,541,020
	Consumer Cyclicals -- 0.6%
4,000,000	(1)Tyco International Group, Company Guarantee, 5.800%, 8/1/2006	3,565,000
	Domestic & International Oil -- 1.2%
3,500,000	Occidental Petroleum Corp., Sr. Note, 6.500%, 4/1/2005	3,610,565
4,000,000	PanCanadian Energy Corp., Bond, 6.300%, 11/1/2011	3,903,800

	Total	7,514,365
	Federal National Mortgage Association -- 1.7%
10,000,000	Fannie Mae, Note, 6.625%, 10/15/2007	10,885,100
	Financial Services -- 9.9%
6,500,000	Boeing Capital Corp., Bond, 6.100%, 3/1/2011	6,486,805
5,000,000	(5)(8)(9)Credit Suisse, London, Sub. Note, 7.900%, 5/01/2007	5,289,135
4,000,000	EOP Operating LP, Note, 7.375%, 11/15/2003	4,231,160
5,000,000	General Electric Capital Corp., Note, (Series A), 6.500%, 12/10/2007	5,323,000
4,000,000	General Electric Capital Corp., Note, (Series MTNA), 6.800%, 11/1/2005	4,294,920
5,000,000	(1)Household Finance Corp., Note, 6.375%, 10/15/2011	4,827,750
5,000,000	Household Finance Corp., Note, 5.750%, 1/30/2007	4,916,550
4,000,000	Household Netherlands BV, Company Guarantee, 6.200%, 12/1/2003	4,124,360
5,000,000	(5)MBNA Global Capital Securities, Jr. Sub. Deb., (Series B), 2.660%, 5/1/2002	3,575,000
7,000,000	(5)UBS Preferred Funding Trust II, Bank Guarantee, 7.247%, 6/26/2011	7,366,520
	Corporate Bonds & Notes (continued)
	Financial Services (continued)
$6,000,000	Wells Fargo Financial, Inc., Note, 5.875%, 8/15/2008	$6,206,880
5,000,000	Wells Fargo & Co., Sr. Note, (Series F), 6.500%, 6/1/2005	5,271,250

	Total	61,913,330
	Forest Products & Paper -- 0.4%
2,500,000	Reed Elsevier, Capital, Company Guarantee, 6.125%, 8/1/2006	2,557,600
	Gas Distribution -- 0.3%
2,000,000	El Paso Corp., Sr. Note, 7.000%, 5/15/2011	1,975,900
	Healthcare -- 1.0%
6,000,000	Abbott Laboratories, Note, 5.125%, 7/1/2004	6,187,860
	Household Product/Wares -- 0.8%
5,000,000	Procter & Gamble Co., Unsub., 6.600%, 12/15/2004	5,347,350
	Insurance -- 4.4%
7,000,000	(1)(8)(9)AIG SunAmerica Global Financial, Note, 5.850%, 8/1/2008	7,112,210
5,500,000	(8)(9)Allstate Financial Global, Note, 7.125%, 9/26/2005	5,897,815
4,000,000	Conseco, Inc., Note, 6.800%, 6/15/2005	2,140,000
4,000,000	(5)HSB Group, Inc., Company Guarantee, (Series B), 2.737%, 4/15/2002	3,768,200
3,500,000	(8)(9)John Hancock Financial Services, Inc., 6.500%, 3/1/2011	3,642,555
5,000,000	Prudential Funding Corp., Note, (Series MTN), 6.600%, 5/15/2008	5,203,550

	Total	27,764,330
	Media -- 2.3%
4,000,000	(1)AOL Time Warner, Inc., Note, 6.125%, 4/15/2006	4,086,320
4,000,000	(1)AOL Time Warner, Inc., Note, 6.750%, 4/15/2011	4,078,400
3,000,000	(1)Comcast Corp., Sr. Note, 6.750%, 1/30/2011	2,995,950
3,000,000	Disney (Walt) Co., Note, 6.375%, 3/1/2012	3,011,700

	Total	14,172,370
	Metals -- 0.3%
1,965,000	(1)Alcoa, Inc., Note, 5.875%, 6/1/2006	2,033,814
	Telecommunications -- 3.2%
5,000,000	BT Group PLC, Note, 7.875%, 12/15/2005	5,412,700
5,000,000	(1)BT Group PLC, Note, 8.125%, 6/15/2002	5,622,600
3,000,000	(1)(8)(9)Verizon Global Funding Corp., Note, 7.250%, 12/1/2010	3,220,320
3,000,000	(1)Worldcom, Inc., Note, 7.500%, 5/15/2011	2,896,140
	Corporate Bonds & Notes (continued)
	Telecommunications (continued)
$3,000,000	(1)Worldcom, Inc., Note, 7.875%, 5/15/2003	$2,978,580

	Total	20,130,340
	Transportation -- 2.2%
4,658,803	American Trans Air, (Series 2001-1G), Pass Through Cert., 8.039%, 1/15/2016	4,800,663
1,000,000	Canadian National Railway, Note, 6.375%, 10/15/2011	1,018,760
4,354,943	Continental Airlines, Inc., Pass Through Cert., 6.541%, 9/15/2008	4,017,435
4,000,000	Delta Air Lines, Inc., Equipment Trust, (Series 1993-A2), 10.50%, 4/30/2016	4,060,840

	Total	13,897,698
	Utilities-Electric -- 1.4%
5,000,000	Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	5,085,950
5,000,000	(8)(9)Osprey Trust, Sr. Secd. Note, 8.310%, 1/15/2003	931,250
3,000,000	(8)(9)Pinnacle Partner, Sr. Note, 8.830%, 8/15/2004	2,992,440

	Total	9,009,640
	Utilities-Natural Gas -- 0.9%
7,000,000	(5)TXU Gas Capital I, Company Guarantee, 3.231%, 4/1/2002	5,411,266

	Total Corporate Bonds & Notes (identified cost $318,143,228)	314,912,472
	Government Agencies -- 10.1%
	Federal Home Loan Bank -- 0.8%
5,000,000	5.430%, 11/17/2008	5,090,050
	Federal National Mortgage Association -- 7.7%
10,000,000	5.375%, 11/15/2011	9,891,700
10,000,000	5.500%, 2/15/2006	10,394,900
16,000,000	6.250%, 2/1/2011	16,658,880
10,000,000	7.000%, 7/15/2005	10,948,300

	Total	47,893,780
	Tennessee Valley Authority -- 1.6%
10,000,000	5.625%, 1/18/2011	10,028,100

	Total Government Agencies (identified cost $61,758,438)	63,011,930
	Mortgage Backed Securities -- 6.9%
	Federal Home Loan Mortgage Corporation -- 1.8%
7,726,527	(1)7.500%, 2/1/2031	8,050,114
2,815,380	(1)7.500%, 6/1/2031	2,933,288

	Total	10,983,402
	Federal National Mortgage Association -- 5.1%
14,895,079	6.500%, 10/1/2031	15,123,123
11,116,206	(1)7.000%, 12/1/2015	11,595,537
4,736,465	7.635%, 8/1/2011	5,225,648

	Total	31,944,308

	Total Mortgage Backed Securities (identified cost $42,538,546)	42,927,710
	U.S. Treasury Securities -- 8.6%
	U.S. Treasury Notes -- 8.6%
$10,500,000	5.000%, 8/15/2011	$10,574,970
15,000,000	5.625%, 5/15/2008	15,858,900
2,000,000	6.000%, 8/15/2004	2,126,700
3,500,000	6.125%, 8/15/2007	3,788,435
20,000,000	(1)7.250%, 5/15/2004	21,733,600

	Total U.S. Treasury Securities (identified cost $53,972,285)	54,082,605

	Total Investments in Securities (identified cost $570,721,102)	571,968,131
	(3)Repurchase Agreement -- 7.9%
49,560,991	Lehman Brothers, Inc., 1.870%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	49,560,991

	Total Investments (identified cost $620,282,093)	$621,529,122

Short-Term Income Fund

Principal Amount	Description	Value
	Asset-Backed Securities -- 10.0%
$19,633	AFC Home Equity Loan Trust, Series 1993-2, Class A, 6.000%, 1/20/2013	$19,631
2,000,000	(8)(9)ARG Funding Corp., Class A2, 5.880%, 5/20/2002	2,001,240
1,500,000	Citibank Credit Card Master Trust I 1998-9, Class A, 5.300%, 1/9/2006	1,549,620
286,068	(5)(8)(9)DLJ Commercial Mortgage Corp., Series 1998-STF2, Class A1, 2.480%, 3/6/2002	285,353
2,000,000	Daimler Chrysler Auto Trust, Class A3, 6.820%, 9/6/2004	2,060,160
1,000,000	Ford Credit Auto Owner Trust 2000-G, Class A4, 6.620%, 7/15/2004	1,035,804
3,000,000	Green Tree Home Equity Loan Trust, Series 1998-B, Class B1, 7.810%, 11/15/2029	3,093,695
1,600,000	Honda Auto Receivables Owner Trust, Series 2001-3, Class A4, 3.960%, 2/19/2007	1,596,352
105,232	PNC Mortgage Securities Corp., Series 1994-1, Class T7, 6.000%, 2/25/2024	105,203
972,975	(8)(9)Pegasus Aviation Lease Securitization, Series 1999-1A, Class A1, 6.300%, 3/25/2029	944,774
537,183	TMS Home Equity Trust, Series 1992-D2, Class A3, 7.550%, 1/15/2018	537,368

	Total Asset-Backed Securities (identified cost $13,030,464)	13,229,200
	Collateralized Mortgage Obligations -- 13.3%
	Federal Home Loan Mortgage Corporation -- 3.4%
$2,000,000	5.250%, 1/15/2010, Series 2368, Class TQ	$2,041,510
2,000,000	5.500%, 5/15/2011, Series 2368, Class OC	2,055,570
435,071	6.050%, 9/15/2020, Series 1818, Class A	439,561

	Total	4,536,641
	Federal National Mortgage Association -- 2.3%
3,000,000	6.550%, 12/25/2021, Series 1993-137, Class PH	3,104,460
	Government National Mortgage Association -- 2.8%
1,578,053	5.950%, 7/20/24, Series 2001-5, Class PK	1,605,622
1,963,587	7.500%, 11/16/2027, Series 2000-12, Class AC	2,068,639

	Total	3,674,261
	Other Financial -- 4.8%
625,449	(8)(9)Capital Asset Research Funding, Series 1997-A, Class A, 6.400%, 12/15/2004	625,449
4,000,000	(8)(9)Criimi Mae CMBS Corp., Series 1998-1, Class A2, 6.009%, 6/20/2030	4,112,746
1,552,491	Securitized Asset Sales, Inc., Series 1995-4, Class A5, 7.250%, 11/25/2025	1,596,418

	Total	6,334,613

	Total Collateralized Mortgage Obligations (identified cost $17,320,951)	17,649,975
	Mortgage Backed-Pass Through Securities -- 10.0%
	Federal Home Loan Mortgage Corporation -- 0.7%
178,688	9.000%, 7/1/2014	190,267
659,734	11.000%, 8/1/2019	738,817

	Total	929,084
	Federal National Mortgage Association -- 8.9%
3,492,031	7.000%, 12/1/2015	3,642,607
2,826,902	7.500%, 9/1/2015	2,983,258
51,548	8.000%, 8/1/2007	52,773
684,126	8.000%, 5/1/2008	717,586
263,213	9.000%, 7/1/2009	280,269
147,221	9.000%, 1/1/2015	161,436
337,532	9.500%, 12/1/2024	372,655
652,411	9.500%, 1/1/2025	720,509
562,081	9.500%, 1/1/2025	620,751
410,153	9.500%, 1/1/2025	453,091
322,638	10.000%, 7/1/2020	362,213
431,903	10.500%, 1/1/2022	490,884
906,477	11.000%, 12/1/2015	1,012,707

	Total	11,870,739
	Mortgage Backed-Pass Through Securities (continued)
	Government National Mortgage Association -- 0.4%
$481,286	9.000%, 12/15/2019	$530,045

	Total Mortgage Backed-Pass Through Securities (identified cost $13,083,688)	13,329,868
	Corporate Bonds & Notes -- 38.1%
	Automotive & Related -- 5.4%
1,500,000	Ford Motor Credit Co., Note, 7.500%, 6/15/2003	1,544,070
2,000,000	Ford Motor Credit Co., Sr. Note, 6.125%, 3/20/2004	2,009,880
2,000,000	General Motors Acceptance Corp., Note, 6.380%, 1/30/2004	2,049,160
1,500,000	General Motors Acceptance Corp., Sr. Note, 5.750%, 11/10/2003	1,523,790

	Total	7,126,900
	Banks -- 2.4%
1,500,000	First Chicago Corp., Sub. Note, 6.875%, 6/15/2003	1,566,900
1,500,000	NationsBank Corp., 6.125%, 7/15/2004	1,577,475

	Total	3,144,375
	Broker/Dealers -- 4.2%
1,000,000	Goldman Sachs Group, Inc., Bond, 7.625%, 8/17/2005	1,089,660
1,000,000	Merrill Lynch & Co., Inc., Note, 6.800%, 11/3/2003	1,056,170
1,300,000	Merrill Lynch & Co., Inc., Note, Series MTNB, 5.350%, 6/15/2004	1,340,352
1,000,000	Morgan Stanley, Dean Witter & Co., Unsub., 6.100%, 4/15/2006	1,044,640
1,000,000	PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	1,053,950

	Total	5,584,772
	Chemicals -- 1.5%
2,000,000	(8)(9)Dow Chemical Co., Note, Series 144A, 5.250%, 5/14/2004	2,023,440
	Domestic & International Oil -- 0.9%
1,200,000	Occidental Petroleum Corp., 6.500%, 4/1/2005	1,237,908
	Electric -- 1.7%
3,000,000	(5)TXU Gas Capital, 3.231%, 4/1/2002	2,319,114
	Energy -- 0.3%
2,000,000	(8)(9)Osprey Trust, Sr. Secd. Note, 8.310%, 1/15/2003	372,500
	Equipment -- 1.2%
1,606,651	(8)(9)Regional Jet Equipment Trust, Note, Series 144A, 7.771%, 9/5/2004	1,635,884
	Federal Home Loan Mortgage Corp. -- 4.0%
5,000,000	Federal Home Loan Mortgage Corp., Note, 7.375%, 5/15/2003	5,280,350
	Corporate Bonds & Notes (continued)
	Financial Services -- 3.1%
$750,000	Boeing Capital Corp., Sr. Note, 7.100%, 9/27/2005	$802,958
1,500,000	Credit Suisse First Boston USA, Inc., Note, 5.875%, 8/1/2006	1,552,005
1,000,000	MBNA Global Capital Securities, Jr. Sub. Deb., 2.660%, 2/1/2027	715,000
1,000,000	Salomon Smith Barney Holdings, Inc., Note, 6.250%, 5/15/2003	1,038,450

	Total	4,108,413
	Forest Products & Paper -- 0.5%
600,000	Reed Elsevier, Inc., Company Guarantee, 6.125%, 8/1/2006	613,824
	Healthcare -- 1.6%
2,000,000	Abbott Laboratories, Note, 5.125%, 7/1/2004	2,062,620
	Industrial Services -- 0.3%
500,000	Tyco International Group, Note, 5.800%, 8/1/2006	445,625
	Insurance -- 2.9%
1,000,000	(8)(9)Allstate Financial Global, Note, 7.125%, 9/26/2005	1,072,330
3,000,000	HSB Group, Inc., Company Guarantee, 2.737%, 7/15/2027	2,826,150

	Total	3,898,480
	Leasing -- 1.2%
1,500,000	General Electric Capital Corp., Note, 5.375%, 4/23/2004	1,552,485
	Media -- 1.6%
1,000,000	AOL Time Warner, Inc., Note, 6.125%, 4/15/2006	1,021,580
1,000,000	Walt Disney Co., 7.300%, 2/8/2005	1,050,980

	Total	2,072,560
	Metals -- 0.6%
760,000	Alcoa, Inc., Note, 5.875%, 6/1/2006	786,615
	Real Estate -- 0.8%
1,000,000	EOP Operating LP, Sr. Note, 6.375%, 2/15/2003	1,026,150
	Telecommunications -- 2.4%
700,000	British Telecommunications PLC, Note, 7.875%, 12/15/2005	757,778
700,000	(8)(9)France Telecommunications, Note, Series 144A, 7.200%, 3/1/2006	712,544
1,000,000	(8)(9)Verizon Global Funding, Note, Series 144A, 6.750%, 12/1/2005	1,061,520
700,000	WorldCom, Inc., Sr. Note, 6.25%, 8/15/2003	678,895

	Total	3,210,737
	Corporate Bonds & Notes (continued)
	Utilities-Electric -- 1.5%
$2,000,000	(8)(9)Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	$2,034,380

	Total Corporate Bonds & Notes (identified cost $52,110,172)	50,537,132
	Government Agencies -- 16.8%
	Federal Home Loan Bank -- 3.0%
4,000,000	Federal Home Loan Bank, Bond, 4.125%, 1/14/2005	4,011,240
	Federal Home Loan Mortgage Corporation -- 5.3%
2,000,000	Federal Home Loan Mortgage Corp., Note, 5.250%, 2/15/2004	2,076,560
5,000,000	Federal Home Loan Mortgage Corp., Unsecd. Note, 3.250%, 11/15/2004	4,936,950

	Total	7,013,510
	Federal National Mortgage Association -- 8.5%
4,000,000	Federal National Mortgage Association, Note, 3.125%, 11/15/2003	3,976,160
3,000,000	Federal National Mortgage Association, Note, 5.125%, 2/13/2004	3,110,070
4,000,000	Federal National Mortgage Association, Note, 5.500%, 2/15/2006	4,157,960

	Total	11,244,190

	Total Government Agencies (identified cost $22,293,919)	22,268,940
	Note-Variable -- 1.5%
	Financial Services -- 1.5%
2,000,000	(5)(8)(9)Lehman Brothers Holdings, Inc., 2.381%, 3/3/2002 (identified cost $1,980,300)	2,000,844
	U.S. Treasury Note -- 0.8%
1,000,000	5.750%, 11/15/2005 (identified cost $1,033,281)	1,063,490

	Total Investments in Securities (identified cost $120,852,775)	120,079,449
	(3)Repurchase Agreement -- 9.3%
12,410,502	Lehman Brothers, Inc., 1.870%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	12,410,502

	Total Investments (identified cost $133,263,277)	$132,489,951

Money Market Fund

Principal Amount	Description	Value
	Certificates of Deposit -- 3.0%
	Foreign Banks -- 3.0%
$45,000,000	Canadian Imperial Bank of Commerce, NY, 2.500% - 4.25%, 5/16/2002 - 12/27/2002	$44,966,806
50,875,000	Credit Agricole Indosuez, 3.665% - 4.610%, 3/28/2002 - 8/20/2002	50,891,099

	Total Certificates of Deposit	95,857,905
	(10)Commercial Paper -- 21.3%
	Advertising -- 2.3%
25,000,000	Omnicom Capital, Inc., 2.000%, 3/8/2002	24,990,278
50,000,000	Omnicom Finance Ltd., 1.980%, 3/14/2002	49,964,250

	Total	74,954,528
	Asset-Backed -- 3.9%
50,000,000	(8)(9)Halogen Capital Co., 1.700%, 4/12/2002	49,900,833
75,000,000	(8)(9)Tannehill Capital Co., 1.830% - 1.840%, 4/22/2002	74,801,244

	Total	124,702,077
	Diversified -- 4.0%
13,030,000	Beta Finance, Inc., 1.840% - 1.850%, 5/2/2002 - 5/24/2002	12,980,675
12,500,000	CC (USA), Inc., 1.840%, 5/2/2002 - 5/7/2002	12,458,728
50,000,000	(8)(9)Concord Minutemen, 1.860%, 3/8/2002	49,981,917
53,721,000	(8)(9)Scaldis Capital Ltd., 1.900%, 3/18/2002 - 5/20/2002	53,635,916

	Total	129,057,236
	Electric -- 1.9%
60,000,000	(8)(9)Wisconsin Energy Corp., 1.920% - 1.960%, 4/9/2002 - 4/26/2002	59,843,525
	Foreign Banks -- 2.7%
75,000,000	(8)(9)Depfa-Bank, 1.680% - 1.850%, 4/15/2002 - 5/6/2002	74,810,208
12,700,000	Spintab-Swedmortgage AB, 2.080%, 3/4/2002	12,697,799

	Total	87,508,007
	Healthcare -- 3.3%
75,000,000	(8)(9)American Home Products Corp., 1.870% - 1.900%, 3/14/2002 - 5/15/2002	74,826,630
30,000,000	Baxter International, Inc., 1.875%, 3/4/2002	29,995,313

	Total	104,821,943
	(10)Commercial Paper (continued)
	Mortgage Banking -- 0.9%
$30,000,000	Countrywide Funding Corp., 1.880%, 4/12/2002 - 4/30/2002	$29,915,400
	Receivables -- 2.3%
74,500,000	Liquid Funding Ltd., 0.001% - 1.840%, 3/14/2002 - 4/18/2002	74,386,632

	Total Commercial Paper	685,189,348
	Corporate Bonds -- 5.3%
	Banks -- 0.4%
13,500,000	Wells Fargo & Co., 6.500%, 9/3/2002	13,686,000
	Computer Services -- 0.9%
29,000,000	International Business Machines Corp., 5.800%, 9/9/2002	29,455,625
	Diversified Manufacturing -- 0.5%
15,000,000	Siemens Capital Corp., 8.000%, 6/24/2002	15,192,166
	Foreign Banks -- 0.5%
15,000,000	Commerzbank AG, NY, 4.120%, 5/9/2002	14,999,716
	Healthcare -- 1.1%
15,000,000	(8)(9)Lilly (Eli) & Co., 4.700%, 3/22/2002	15,000,000
20,000,000	(8)(9)Merck & Co., Inc., 4.540%, 2/24/2003	20,417,678

	Total	35,417,678
	Personal Credit -- 0.6%
20,000,000	(8)(9) BMW US Capital LLC, 4.190%, 6/7/2016	19,988,585
	Telecommunications -- 1.3%
40,000,000	(8)(9)SBC Communications, Inc., 4.250%, 6/1/2002	40,000,000

	Total Corporate Bonds	168,739,770
	(5)Variable-Rate Notes -- 57.9%
	Banks -- 7.4%
15,000,000	American Express Centurion Bank, DE, 1.820%, 3/14/2002	14,996,736
10,000,000	Bank One Corp., 2.110%, 5/14/2002	10,023,165
10,000,000	Bank One Corp., 2.130%, 5/15/2002	10,024,436
10,000,000	Bank One, N.A., 2.000%, 5/7/2002	10,009,507
20,000,000	First Chicago Corp., 2.000%, 3/26/2002	20,009,678
10,000,000	First Chicago Corp., 2.025%, 5/15/2002	10,004,000
20,000,000	First Union National Bank, 2.060%, 3/20/2002	20,027,393
15,000,000	J.P. Morgan Chase & Co., 1.995%, 4/30/2002	15,021,032
4,000,000	Key Bank, N.A., 1.942%, 3/24/2002	4,000,130
44,000,000	Key Bank, N.A., 2.022%, 3/24/2002	44,005,960
27,000,000	Key Bank, N.A., 2.025%, 3/18/2002	27,001,925
	(5)Variable-Rate Notes (continued)
	Banks (continued)
$51,100,000	Mellon Financial Corp., 2.183%, 3/14/2002	$51,197,621

	Total	236,321,583
	Beverages & Foods -- 0.8%
25,000,000	(8)(9)Cargill, Inc., 2.011%, 5/28/2002	25,014,419
	Broker/Dealers -- 9.4%
75,000,000	(8)(9)Bank of America, 2.190%, 3/1/2002	75,000,000
75,000,000	(8)(9)Bear Stearns Cos., Inc., 2.017%, 3/5/2002	75,000,000
75,000,000	(8)(9)Goldman Sachs & Co., 2.020%, 3/5/2002	75,000,000
35,000,000	(8)(9)J.P. Morgan & Co., Inc., 1.840%, 3/1/2002	35,000,000
40,500,000	Merrill Lynch & Co., Inc., 1.950%, 4/24/2002	40,531,320

	Total	300,531,320
	Construction Equipment -- 2.3%
75,000,000	Caterpillar Financial Services Corp., 1.920%, 4/9/2002	75,000,000
	Diversified Manufacturing -- 2.3%
75,000,000	(8)ABB Capital USA, 2.120%, 3/6/2002	75,000,000
	Drugs -- 2.2%
70,000,000	(8)(9)Bayer Corp., 4.750%, 3/19/2002	69,999,415
	Insurance -- 10.3%
40,000,000	(8)(9)American General Annuity Insurance Co., 2.100%, 5/19/2002	40,000,000
75,000,000	(8)GE Life and Annuity Assurance Co., 2.460%, 4/22/2002	75,000,000
40,000,000	(8)(9)Jackson National Life Insurance Co., 1.860%, 5/1/2002	40,000,000
50,000,000	(8)(9)Metropolitan Life Insurance Co., 2.071%, 3/1/2002	50,000,000
10,000,000	(8)Monumental Life Insurance Co., 1.940%, 4/1/2002	10,000,000
25,000,000	(8)Monumental Life Insurance Co., 1.951%, 4/1/2002	25,000,000
40,000,000	(8)Monumental Life Insurance Co., 3.000%, 3/1/2002	40,000,000
50,000,000	(8)Travelers Insurance Co., 1.941%, 4/1/2002	50,000,000

	Total	330,000,000
	Leasing -- 0.8%
25,000,000	Paccar Financial Corp., 2.145%, 3/4/2002	25,009,155
	Mortgage Banking -- 4.7%
25,000,000	Countrywide Home Loans, Inc., 1.889%, 5/6/2002	24,913,833
75,000,000	Homeside Lending, Inc., 2.125%, 4/9/2002	75,020,798
	(5)Variable-Rate Notes (continued)
	Mortgage Banking (continued)
$50,000,000	(8)(9)Northern Rock PLC, 1.890%, 3/14/2002	$50,000,000

	Total	149,934,631
	Other Consumer Non-Durables -- 2.2%
71,110,000	(8)(9)Unilever Capital Corp., 1.920%, 4/24/2002	71,192,270
	Personal Credit -- 8.0%
45,000,000	American Express Credit Corp., 1.850%, 3/26/2002	45,000,000
50,000,000	(8)(9)American Honda Finance Corp., 1.770%, 4/19/2002	50,000,000
25,000,000	(8)(9)American Honda Finance Corp., 1.892%, 5/13/2002	25,000,000
50,000,000	Associates Corp. of North America, 1.940%, 3/27/2002	50,000,000
10,000,000	Commerzbank AG, Frankfurt, 2.081%, 3/1/2002	10,000,236
14,500,000	Household Finance Corp., 1.890%, 3/1/2002	14,500,000
35,500,000	Household Finance Corp., 2.050%, 3/27/2002	35,503,234
25,000,000	Household Finance Corp., 2.140%, 3/1/2002	25,001,634

	Total	255,005,104
	Retail -- 0.5%
15,000,000	Wal-Mart Stores, Inc., 5.450%, 6/1/2002	15,044,349
	Student Loan -- 2.3%
75,000,000	USA Education, Inc., 2.131%, 3/18/2002	75,000,000
	Telecommunications -- 4.7%
75,000,000	BellSouth Telecommunications, Inc., 2.041%, 3/4/2002	75,010,000
75,000,000	(8)(9)Verizon Global Funding, 1.900%, 3/14/2002	74,993,613

	Total	150,003,613

	Total Variable-Rate Notes	1,853,055,859
Shares or Principal Amount	Description	Value
	Mutual Funds -- 2.1%
29,286,511	American Select Cash Reserve Fund	$29,286,511
38,700,827	Dreyfus Cash Management Fund	38,700,827
300,806	Goldman Sachs Financial Square Money Market Fund	300,806

	Total Mutual Funds (Shares at net asset value)	68,288,144
	(3)Repurchase Agreements -- 10.0%
$35,000,000	Deutsche Bank Financial, Inc., 1.935%, dated 2/28/2002, due 3/1/2002	35,000,000
120,000,000	First Union Capital Markets, Inc., 1.940%, dated 2/28/2002, due 3/1/2002	120,000,000
140,000,000	Morgan Stanley Group, Inc., 1.935%, dated 2/28/2002, due 3/1/2002	140,000,000
25,000,000	Salomon Smith Barney, Inc., 1.925%, dated 2/28/2002, due 3/1/2002	25,000,000

	Total Repurchase Agreements	320,000,000

	Total Investments (at amortized cost)	$3,191,131,026

Note: The categories of investments are shown as a percentage of net assets for each Fund at February 28, 2002.
(1) Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.
(2) Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on current market prices.
(4) Non-income producing.
(5) Current rate and next demand date shown.
(6) Securities held as collateral for dollar roll transactions.
(7) All or a portion of these securities are subject to dollar roll transactions.
(8) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At February 28, 2002, these securities amounted to:

	Amount	% of Net Assets
Intermediate Bond Fund	$59,590,680	9.5%
Short-Term Income Fund	18,883,004	14.2
Money Market Fund	1,564,406,253	48.8

Included in the Money Market Fund, securities which are illiquid amounted to $275,000,000, which represents 8.6% of net assets.

(9) Denotes a restricted security which has been deemed liquid by criteria approved by the Fund's Board of Directors.
(10) Each issue shows the rate of discount at the time of purchase.

The following acronyms are used throughout this report:
ADR--American Depositary Receipt FNMA--Federal National Mortgage Association FRN--Floating Rate Note GDR--Global Depositary Receipt	GNMA--Government National Mortgage Association INS--Insured MTN--Medium Term Note REMIC--Real Estate Mortgage Investment Conduit

Marshall	Cost of Investments for Federal Tax Purposes		Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Total Net Assets
Equity Income Fund	$ 319,442,810		$ 70,633,645	$80,065,930	$ 9,432,285	$ 389,369,246
Large-Cap Growth & Income Fund	302,823,250		72,913,147	87,349,221	14,436,074	360,708,694
Mid-Cap Value Fund	190,157,994		32,771,737	39,487,954	6,716,217	220,510,104
Mid-Cap Growth Fund	313,382,910		(15,445,828)	23,016,789	38,462,617	294,374,600
Small-Cap Growth Fund	111,568,512		588,948	10,646,265	10,057,317	111,336,420
International Stock Fund	329,561,347		(3,341,100)	27,465,325	30,806,425	325,815,848
Government Income Fund	431,376,183		11,727,769	13,077,613	1,349,844	382,289,575
Intermediate Bond Fund	620,282,093		1,247,029	13,051,424	11,804,395	626,248,511
Short-Term Income Fund	133,263,277		(773,326)	2,116,293	2,889,619	132,803,960
Money Market Fund	3,191,131,026	*	--	--	--	3,202,928,149

* at amortized cost.

(See Notes which are an integral part of the Financial Statements)

February 28, 2002 (unaudited)

Statements of Assets and Liabilities

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund
Assets:
Investments in securities, at value	$ 384,080,796	$ 333,653,497	$ 196,513,111	$ 259,108,545
Investments in repurchase agreements	5,995,659	42,082,900	26,416,620	38,828,537
Short-term investments held as collateral for securities lending	37,378,638	30,539,686	17,480,395	57,231,960
Cash	7,404	20,044	16,787	3,607
Cash denominated in foreign currencies (identified cost, $ 6,064)	--	--	--	--
Income receivable	1,003,606	387,617	229,617	68,567
Receivable for investments sold	2,878,738	--	453,018	2,533,909
Receivable for capital stock sold	--	--	--	--

Total assets	431,344,841	406,683,744	241,109,548	357,775,125
Liabilities:
Payable for daily variation margin	28,125	84,375	--	130,525
Payable for investments purchased	3,608,465	15,017,084	2,910,597	5,770,654
Payable on collateral due to broker	37,378,638	30,539,686	17,480,395	57,231,960
Payable to bank	--	--	--	--
Options written, at value (premium received $ 469,589)	595,773	--	--	--
Income distribution payable	--	--	--	--
Net payable for foreign currency exchange contracts	--	--	--	--
Payable for dollar roll transactions	--	--	--	--
Accrued expenses	364,594	333,905	208,452	267,386

Total liabilities	41,975,595	45,975,050	20,599,444	63,400,525

Total Net Assets	$ 389,369,246	$ 360,708,694	$ 220,510,104	$ 294,374,600

Net Assets Consist of:
Paid-in-capital	325,190,308	315,319,845	186,051,190	333,814,743
Net unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	70,120,896	71,742,452	32,771,634	(15,734,197)
Accumulated net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	(6,681,373)	(26,420,607)	1,658,905	(22,674,021)
Undistributed net investment income (accumulated net operating loss)	739,415	67,004	28,375	(1,031,925)

Total Net Assets	$ 389,369,246	$ 360,708,694	$ 220,510,104	$ 294,374,600

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$ 13.98	$ 12.85	$ 11.90	$ 12.27
Offering Price Per Share	$ 13.98	$ 12.85	$ 11.90	$ 12.27
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$ 13.98	$ 12.85	$ 11.90	$ 12.27
Offering Price Per Share	$ 14.83*	$ 13.63*	$ 12.63*	$ 13.02*
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	--	--	--	--
Offering Price Per Share	--	--	--	--
Net Assets:
Investor Class of Shares:	$ 385,102,096	$ 355,703,832	$ 217,074,052	$ 291,335,294
Advisor Class of Shares:	4,267,150	5,004,862	3,436,052	3,039,306
Institutional Class of Shares:	--	--	--	--

Total Net Assets	$ 389,369,246	$ 360,708,694	$ 220,510,104	$ 294,374,600

Shares Outstanding:
Investor Class of Shares:	27,543,963	27,686,137	18,239,764	23,739,918
Advisor Class of Shares:	305,220	389,553	288,705	247,683
Institutional Class of Shares:	--	--	--	--

Total Shares Outstanding	27,849,183	28,075,690	18,528,469	23,987,601

Investments, at identified cost	$ 319,442,810	$ 302,823,250	$ 190,157,994	$ 313,382,910

Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Short-Term Income Fund	Money Market Fund

$ 108,080,824	$ 310,809,247	$ 398,297,387	$ 571,968,131	$ 120,079,449	$ 2,871,131,026
4,076,636	15,411,000	44,806,565	49,560,991	12,410,502	320,000,000
23,041,621	12,273,398	116,167,831	100,531,524	--	--
7,202	207	--	--	--	216,259
--	6,056	--	--	--	--
1,012	635,698	1,628,990	9,147,991	1,225,712	17,313,445
932,636	--	--	4,932,076	--	--
--	7,314	--	--	--	--

136,139,931	339,142,920	560,900,773	736,140,713	133,715,663	3,208,660,730

--	--	--	--	--	--
1,613,556	662,670	--	3,013,658	--	--
23,041,621	12,273,398	116,167,831	100,531,524	--	--
--	--	--	3,390,705	329,279	--
--	--	--	--	--	--
--	--	1,633,528	2,567,222	530,430	4,494,886
--	689	--	--	--	--
--	--	60,537,695	--	--	--
148,334	390,315	272,144	389,093	51,994	1,237,695

24,803,511	13,327,072	178,611,198	109,892,202	911,703	5,732,581

$ 111,336,420	$ 325,815,848	$ 382,289,575	$ 626,248,511	$ 132,803,960	$ 3,202,928,149

113,511,871	420,047,605	380,251,653	652,303,333	140,419,560	3,203,073,971
588,948	(3,345,922)	11,727,769	1,247,029	(773,326)	--
(2,160,857)	(86,998,156)	(8,984,648)	(26,427,098)	(6,892,069)	(145,822)
(603,542)	(3,887,679)	(705,199)	(874,753)	49,795	--

$ 111,336,420	$ 325,815,848	$ 382,289,575	$ 626,248,511	$ 132,803,960	$ 3,202,928,149

$ 11.63	$ 10.03	$ 9.57	$ 9.37	$ 9.38	$ 1.00
$ 11.63	$ 10.03	$ 9.57	$ 9.37	$ 9.38	$ 1.00

$ 11.63	$ 10.02	$ 9.57	$ 9.37	$ 9.38	$ 1.00
$ 12.34 *	$ 10.63 *	$ 10.05 **	$ 9.84 **	$ 9.57 ***	$ 1.00

--	$ 10.08	--	--	--	$ 1.00
--	$ 10.08	--	--	--	$ 1.00

$ 108,714,223	$ 218,924,186	$ 379,434,934	$ 622,762,835	$ 132,422,892	$ 2,026,588,683
2,622,197	4,007,715	2,854,641	3,485,676	381,068	140,736,475
--	102,883,947	--	--	--	1,035,602,991

$ 111,336,420	$ 325,815,848	$ 382,289,575	$ 626,248,511	$ 132,803,960	$ 3,202,928,149

9,349,452	21,827,977	39,646,870	66,458,270	14,124,056	2,026,685,886
225,522	399,880	298,317	371,958	40,644	140,748,555
--	10,204,728	--	--	--	1,035,639,530

9,574,974	32,432,585	39,945,187	66,830,228	14,164,700	3,203,073,971

$ 111,568,512	$ 329,561,347	$ 431,376,183	$ 620,282,093	$ 133,263,277	$ 3,191,131,026

* Computation of offering price per share 100/94.25 of net asset value.
** Computation of offering price per share 100/95.25 of net asset value.
*** Computation of offering price per share 100/98.00 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Six Months Ended February 28, 2002 (unaudited)

Statements of Operations

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund
Investment Income:
Interest income	$ 86,672	$ 431,086	$ 211,440	$ 485,879
Dividend income	4,636,728(1)	1,856,171(1)	1,077,057(1)	342,111

Total income	4,723,400	2,287,257	1,288,497	827,990

Expenses:
Investment adviser fee	1,460,691	1,382,420	686,079	1,145,271
Shareholder services fees--
Investor Class of Shares	482,188	454,774	225,344	378,020
Advisor Class of Shares	4,709	6,032	3,349	3,736
Administrative fees	189,872	177,696	94,906	146,892
Portfolio accounting fees	50,110	48,271	31,285	45,006
Transfer and dividend disbursing agent fees	72,179	82,717	67,365	74,309
Custodian fees	31,873	30,829	18,296	27,668
Registration fees	11,240	11,288	10,453	10,438
Auditing fees	7,190	7,191	7,191	7,191
Legal fees	2,242	2,083	2,232	2,132
Printing and postage	11,436	14,628	9,769	10,752
Directors' fees	3,147	3,147	3,146	3,147
Insurance premiums	1,085	1,116	610	1,080
Distribution services fees--
Advisor Class of Shares	4,709	6,032	3,349	3,736
Miscellaneous	5,938	5,524	4,260	4,273

Total expenses	2,338,609	2,233,748	1,167,634	1,863,651

Deduct--
Waiver of investment adviser fee	--	--	--	--
Waiver of shareholder services fees--
Investor Class of Shares	--	--	--	--
Advisor Class of Shares	(4,709)	(6,032)	(3,349)	(3,736)

Total Waivers	(4,709)	(6,032)	(3,349)	(3,736)

Net expenses	2,333,900	2,227,716	1,164,285	1,859,915

Net investment income (net operating loss)	2,389,500	59,541	124,212	(1,031,925)

Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency:
Net realized gain (loss) on investment transactions and options (identified cost basis)	(2,923,166)	(880,686)	3,515,429	(19,421,916)
Net realized gain (loss) on futures contracts (identified cost basis)	(1,608,186)	(3,911,169)	(1,778,464)	(555,769)
Net realized gain (loss) on foreign currency contracts (identified cost basis)	--	--	118	--
Net change in unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	267,752	(20,388,006)	11,179,657	(13,523,212)

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	(4,263,600)	(25,179,861)	12,916,740	(33,500,897)

Change in net assets resulting from operations	$ (1,874,100)	$ (25,120,320)	$ 13,040,952	$ (34,532,822)

Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Short-Term Income Fund	Money Market Fund

$ 170,480	$ 124,922	$ 11,712,916(2)	$ 18,549,694	$ 3,710,900	$ 42,675,108
70,584(1)	1,289,385(1)	--	--	--	--

241,064	1,414,307	11,712,916	18,549,694	3,710,900	42,675,108

520,478	1,602,234	1,419,958	1,883,441	387,972	2,300,763

127,084	272,480	469,954	780,551	161,419	2,326,773
3,035	4,865	3,365	4,216	236	164,622
52,428	154,368	187,535	298,069	65,343	628,717
28,355	59,139	48,260	57,949	28,959	121,696
66,713	49,722	73,040	67,260	41,779	319,793
10,410	91,284	31,330	43,788	12,932	165,781
9,950	19,354	12,416	10,864	10,208	86,665
7,191	7,140	7,180	7,190	7,190	7,191
2,232	2,579	2,480	2,232	1,983	1,984
10,364	22,811	9,918	8,480	7,190	24,795
3,146	3,158	3,146	3,147	3,147	3,147
554	1,054	871	1,289	586	75,587

3,035	4,865	3,365	4,216	236	197,547
2,666	6,596	5,455	9,049	2,728	22,255

847,641	2,301,649	2,278,273	3,181,741	731,908	6,447,316

--	(34,712)	(189,328)	(188,344)	(219,851)	(690,689)

--	--	(432,358)	(718,107)	(148,505)	--
(3,035)	(4,865)	(3,365)	(4,216)	(236)	--

(3,035)	(39,577)	(625,051)	(910,667)	(368,592)	(690,689)

844,606	2,262,072	1,653,222	2,271,074	363,316	5,756,627

(603,542)	(847,765)	10,059,694	16,278,620	3,347,584	36,918,481

354,912	(42,052,498)	(609,145)	515,115	92,837	--
860,908	--	--	--	--	--
(644)	(24,306)	--	--	--	--
(4,261,862)	19,905,116	2,390,508	(9,131,484)	(2,354,505)	--

(3,046,686)	(22,171,688)	1,781,363	(8,616,369)	(2,261,668)	--

$ (3,650,228)	$ (23,019,453)	$ 11,841,057	$ 7,662,251	$ 1,085,916	$ 36,918,481

(1) Net of foreign taxes withheld of $989, $57, $3,443, $1,126 and $111,898.
(2) Net of dollar roll expense of $809,489.

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Equity Income Fund		Large-Cap Growth & Income Fund
	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001
Increase (Decrease) in Net Assets
Operations--
Net investment income (net operating loss)	$ 2,389,500	$ 4,601,248	$ 59,541	$ 150,608
Net realized gain (loss) on investments and options transactions	(2,923,166)	19,832,156	(880,686)	(17,367,829)
Net realized gain (loss) on futures contracts	(1,608,186)	(3,441,318)	(3,911,169)	(1,892,744)
Net realized gain (loss) on foreign currency contracts	--	--	--	--
Net change in unrealized appreciation (depreciation) of investments, options, futures contracts and foreign currency translation	267,752	(11,491,423)	(20,388,006)	(108,663,462)

Change in net assets resulting from operations	(1,874,100)	9,500,663	(25,120,320)	(127,773,427)

Distributions to Shareholders--
Distributions to shareholders from net investment income
Investor Class of Shares	(2,239,742)	(4,113,180)	(137,048)	(387,709)
Advisor Class of Shares	(21,384)	(25,729)	(1,779)	(3,696)
Institutional Class of Shares	--	--	--	--
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	(15,705,144)	(2,914,298)	--	(21,253,461)
Advisor Class of Shares	(154,265)	(17,420)	--	(199,698)
Institutional Class of Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(18,120,535)	(7,070,627)	(138,827)	(21,844,564)

Capital Stock Transactions--
Proceeds from sale of shares	25,067,260	58,546,071	28,834,560	61,140,401
Net asset value of shares issued to shareholders in payment of distributions declared	16,744,806	4,633,964	90,118	21,325,052
Cost of shares redeemed	(50,727,283)	(73,256,581)	(34,639,167)	(54,975,248)

Change in net assets resulting from capital stock transactions	(8,915,217)	(10,076,546)	(5,714,489)	27,490,205

Change in net assets	(28,909,852)	(7,646,510)	(30,973,636)	(122,127,786)
Net Assets:
Beginning of period	418,279,098	425,925,608	391,682,330	513,810,116

End of period	$ 389,369,246	$ 418,279,098	$ 360,708,694	$ 391,682,330

Undistributed net investment income (accumulated net operating loss) included in net assets at end of period	$ 739,415	$ 611,041	$ 67,004	$ 146,290

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund
Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001

$ 124,212	$ 211,412	$ (1,031,925)	$ (1,556,489)	$ (603,542)	$ (686,789)	$ (847,765)	$ 1,453,548
3,515,429	24,875,839	(19,421,916)	7,534,050	354,912	10,664,839	(42,052,498)	(43,502,687)
(1,778,464)	(1,089,843)	(555,769)	(1,534,067)	860,908	(4,176,868)	--	--
118	--	--	--	(644)	--	(24,306)	(1,316,950)
11,179,657	3,878,691	(13,523,212)	(188,928,073)	(4,261,862)	(46,191,525)	19,905,116	(88,132,643)

13,040,952	27,876,099	(34,532,822)	(184,484,579)	(3,650,228)	(40,390,343)	(23,019,453)	(131,498,732)

(136,810)	(668,603)	--	--	--	--	--	--
(1,948)	(7,436)	--	--	--	--	--	--
--	--	--	--	--	--	--	--

(22,883,370)	(6,653,072)	(876,922)	(97,066,185)	(4,821,728)	(13,280,301)	--	(33,371,017)
(352,012)	(74,513)	(8,848)	(663,495)	(116,221)	(201,636)	--	(390,149)
--	--	--	--	--	--	--	(15,060,189)

(23,374,140)	(7,403,624)	(885,770)	(97,729,680)	(4,937,949)	(13,481,937)	--	(48,821,355)

53,168,092	75,859,768	30,919,887	75,745,858	23,289,438	42,699,451	86,560,740	247,575,054
22,643,922	7,061,197	877,761	96,392,588	4,870,966	13,289,856	--	47,791,410
(19,975,721)	(36,009,370)	(38,773,603)	(97,686,196)	(16,031,542)	(55,428,320)	(97,296,368)	(243,821,846)

55,836,293	46,911,595	(6,975,955)	74,452,250	12,128,862	560,987	(10,735,628)	51,544,618

45,503,105	67,384,070	(42,394,547)	(207,762,009)	3,540,685	(53,311,293)	(33,755,081)	(128,775,469)

175,006,999	107,622,929	336,769,147	544,531,156	107,795,735	161,107,028	359,570,929	488,346,398

$ 220,510,104	$ 175,006,999	$ 294,374,600	$ 336,769,147	$ 111,336,420	$ 107,795,735	$ 325,815,848	$ 359,570,929

$ 28,375	$ 42,921	$ (1,031,925)	$ --	$ (603,542)	$ --	$ (3,887,679)	$ (3,039,914)

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Government Income Fund

	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001
Increase (Decrease) in Net Assets
Operations--
Net investment income (net operating loss)	$ 10,059,694	$ 22,684,729
Net realized gain (loss) on investment and options transactions	(609,145)	4,584,409
Net realized gain (loss) on futures contracts	--	--
Net realized gain (loss) on foreign currency contracts	--	--
Net change in unrealized appreciation (depreciation) of investments, options, futures contracts and foreign currency translation	2,390,508	8,754,436

Change in net assets resulting from operations	11,841,057	36,023,574

Distributions to Shareholders--
Distributions to shareholders from net investment income
Investor Class of Shares	(10,267,243)	(22,613,781)
Advisor Class of Shares	(70,613)	(110,393)
Institutional Class of Shares	--	--
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	--	--
Advisor Class of Shares	--	--
Institutional Class of Shares	--	--

Change in net assets resulting from distributions to shareholders	(10,337,856)	(22,724,174)

Capital Stock Transactions--
Proceeds from sale of shares	37,489,363	65,432,184
Net asset value of shares issued to shareholders in payment of distributions declared	5,364,175	14,045,043
Cost of shares redeemed	(44,826,410)	(68,738,231)

Change in net assets resulting from capital stock transactions	(1,972,872)	10,738,996

Change in net assets	(469,671)	24,038,396
Net Assets:
Beginning of period	382,759,246	358,720,850

End of period	$ 382,289,575	$ 382,759,246

Undistributed net investment income (accumulated net operating loss) included in net assets at end of period	$ (705,199)	$ 265

Intermediate Bond Fund		Short-Term Income Fund		Money Market Fund
Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001

$ 16,278,620	$ 37,399,343	$ 3,347,584	$ 7,632,931	$ 36,918,481	$ 128,213,532
515,115	1,466,569	92,837	(937,731)	--	(145,822)
--	--	--	--	--	--
--	--	--	--	--	--
(9,131,484)	22,426,317	(2,354,505)	5,233,523	--	--

7,662,251	61,292,229	1,085,916	11,928,723	36,918,481	128,067,710

(16,813,450)	(37,280,833)	(3,307,385)	(7,653,555)	(21,648,996)	(92,313,480)
(86,709)	(143,096)	(4,590)	(3,006)	(1,346,329)	(6,001,217)
--	--	--	--	(13,923,156)	(29,898,835)

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

(16,900,159)	(37,423,929)	(3,311,975)	(7,656,561)	(36,918,481)	(128,213,532)

73,050,966	161,319,013	26,964,165	42,309,425	5,053,769,154	9,007,684,945
6,912,953	17,371,080	1,572,706	4,317,480	8,124,242	30,419,965
(88,570,153)	(173,414,101)	(19,611,705)	(47,297,424)	(4,598,564,678)	(8,357,725,162)

(8,606,234)	5,275,992	8,925,166	(670,519)	463,328,718	680,379,748

(17,844,142)	29,144,292	6,699,107	3,601,643	463,328,718	680,233,926

644,092,653	614,948,361	126,104,853	122,503,210	2,739,599,431	2,059,365,505

$ 626,248,511	$ 644,092,653	$ 132,803,960	$ 126,104,853	$ 3,202,928,149	$ 2,739,599,431

$ (874,753)	$ 4,469	$ 49,795	$ (18)	$ --	$ --

(See Notes which are an integral part of the Financial Statements)

Financial Highlights -- Advisor Class of Shares (for a share outstanding throughout each period)

Period Ended August 31,		Net asset value, beginning of period	Net investment income (net operating loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets						Net assets, end of period (000 omitted)	Portfolio turnover rate
											Expenses		Net investment income (net operating loss)		Expense waive(2)
Equity Income Fund
1999	(3)	$ 15.88	0.16	0.81	0.97	(0.14)	--	(0.14)	$ 16.71	6.13%	1.17%	(4)	1.68%	(4)	0.25%	(4)	$ 755	72%
2000		$ 16.71	0.23	(0.73)	(0.50)	(0.23)	(1.36)	(1.59)	$ 14.62	(2.80)%	1.16%		1.55%		0.25%		$ 2,081	98%
2001		$ 14.62	0.16	0.16	0.32	(0.14)	(0.10)	(0.24)	$ 14.70	2.20%	1.19%		1.09%		0.25%		$ 3,628	78%
2002	(5)	$ 14.70	0.08	(0.14)	(0.06)	(0.08)	(0.58)	(0.66)	$ 13.98	(0.35)%	1.20%	(4)	1.24%	(4)	0.25%	(4)	$ 4,267	21%
Large-Cap Growth & Income Fund
1999	(3)	$ 16.34	0.02	1.14	1.16	(0.02)	--	(0.02)	$ 17.48	7.08%	1.20%	(4)	0.15%	(4)	0.25%	(4)	$ 912	32%
2000		$ 17.48	0.03	2.72	2.75	(0.02)	(0.99)	(1.01)	$ 19.22	16.35%	1.18%		0.14%		0.25%		$ 3,615	71%
2001		$ 19.22	0.01	(4.66)	(4.65)	(0.01)	(0.81)	(0.82)	$ 13.75	(24.79)%	1.19%		0.05%		0.25%		$ 4,771	63%
2002	(5)	$ 13.75	0.00(7)	(0.89)	(0.89)	(0.01)	--	(0.01)	$ 12.85	(6.51)%	1.21%	(4)	0.03%	(4)	0.25%	(4)	$ 5,005	31%
Mid-Cap Value Fund
1999	(3)	$ 10.77	0.05	0.62	0.67	(0.04)	--	(0.04)	$ 11.40	6.22%	1.26%	(4)	0.71%	(4)	0.25%	(4)	$ 356	90%
2000		$ 11.40	0.09	0.79	0.88	(0.05)	(1.38)	(1.43)	$ 10.85	9.29%	1.33%		1.04%		0.25%		$ 1,054	94%
2001		$ 10.85	0.02	2.62	2.64	(0.07)	(0.70)	(0.77)	$ 12.72	25.80%	1.30%		0.17%		0.25%		$ 2,288	104%
2002	(5)	$ 12.72	0.01	0.86	0.87	(0.01)	(1.68)	(1.69)	$ 11.90	6.99%	1.27%	(4)	0.14%	(4)	0.25%	(4)	$ 3,436	15%
Mid-Cap Growth Fund
1999	(3)	$ 15.13	(0.02)	2.17	2.15	--	--	--	$ 17.28	14.21%	1.21%	(4)	(0.74)%	(4)	0.25%	(4)	$ 278	173%
2000		$ 17.28	(0.16)(6)	12.00	11.84	--	(1.69)	(1.69)	$ 27.43	71.91%	1.18%		(0.63)%		0.25%		$ 2,726	108%
2001		$ 27.43	(0.06)(6)	(8.67)	(8.73)	--	(4.97)	(4.97)	$ 13.73	(34.17)%	1.19%		(0.39)%		0.25%		$ 3,051	118%
2002	(5)	$ 13.73	(0.05)	(1.37)	(1.42)	--	(0.04)	(0.04)	$ 12.27	(10.39)%	1.22%	(4)	(0.68)%	(4)	0.25%	(4)	$ 3,039	88%
Small-Cap Growth Fund
1999	(3)	$ 12.73	(0.02)	(0.33)	(0.35)	--	--	--	$ 12.38	(2.75)%	1.59%	(4)	(1.03)%	(4)	0.25%	(4)	$ 394	219%
2000		$ 12.38	(0.18)(6)	7.03	6.85	--	(0.41)	(0.41)	$ 18.82	56.14%	1.59%		(1.02)%		0.25%		$ 1,771	105%
2001		$ 18.82	(0.08)(6)	(4.52)	(4.60)	--	(1.63)	(1.63)	$ 12.59	(24.23)%	1.58%		(0.70)%		0.25%		$ 2,399	287%
2002	(5)	$ 12.59	(0.07)	(0.31)	(0.38)	--	(0.58)	(0.58)	$ 11.63	(3.27)%	1.62%	(4)	(1.16)%	(4)	0.25%	(4)	$ 2,622	150%
International Stock Fund
1999	(3)	$ 12.69	0.00(7)	1.14	1.14	--	--	--	$ 13.83	8.98%	1.50%	(4)	0.13%	(4)	0.27%	(4)	$ 429	182%
2000		$ 13.83	(0.05)(6)	4.08	4.03	(0.17)	(1.36)	(1.53)	$ 16.33	28.11%	1.51%		(0.32)%		0.27%		$ 2,184	225%
2001		$ 16.33	0.04(6)	(4.03)	(3.99)	--	(1.61)	(1.61)	$ 10.73	(26.36)%	1.46%		0.34%		0.27%		$ 3,555	156%
2002	(5)	$ 10.73	(0.02)	(0.69)	(0.71)	--	--	--	$ 10.02	(6.62)%	1.49%	(4)	(0.63)%	(4)	0.27%	(4)	$ 4,008	42%
Government Income Fund
1999	(3)	$ 9.61	0.34	(0.39)	(0.05)	(0.34)	--	(0.34)	$ 9.22	(0.56)%	1.09%	(4)	5.55%	(4)	0.36%	(4)	$ 754	232%
2000		$ 9.22	0.55	(0.02)	0.53	(0.55)	--	(0.55)	$ 9.20	5.96%	1.08%		6.06%		0.35%		$ 1,491	192%
2001		$ 9.20	0.55	0.33	0.88	(0.55)	--	(0.55)	$ 9.53	9.77%	1.10%		5.81%		0.35%		$ 2,451	122%
2002	(5)	$ 9.53	0.23(8)	0.06(8)	0.29	(0.25)	--	(0.25)	$ 9.57	3.05%	1.10%	(4)	5.07%	(4) (8)	0.35%	(4)	$ 2,855	22%
Intermediate Bond Fund
1999	(3)	$ 9.53	0.35	(0.36)	(0.01)	(0.35)	--	(0.35)	$ 9.17	(0.09)%	0.94%	(4)	5.79%	(4)	0.31%	(4)	$ 953	181%
2000		$ 9.17	0.55	(0.01)	0.54	(0.55)	--	(0.55)	$ 9.16	6.10%	0.93%		6.12%		0.31%		$ 1,969	243%
2001		$ 9.16	0.53	0.35	0.88	(0.53)	--	(0.53)	$ 9.51	9.89%	0.95%		5.67%		0.31%		$ 3,230	273%
2002	(5)	$ 9.51	0.23(8)	(0.13)(8)	0.10	(0.24)	--	(0.24)	$ 9.37	1.07%	0.95%	(4)	4.96%	(4) (8)	0.31%	(4)	$ 3,486	59%
Short-Term Income Fund
2001	(9)	$ 9.26	0.46	0.28	0.74	(0.46)	--	(0.46)	$ 9.54	8.15%	0.76%		5.68%	(4)	0.59%	(4)	$ 97	79%
2002	(5)	$ 9.54	0.23(8)	(0.16)(8)	0.07	(0.23)	--	(0.23)	$ 9.38	0.73%	0.79%	(4)	4.95%	(4) (8)	0.59%	(4)	$ 381	24%
Money Market Fund
1997		$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	5.04%	0.71%		4.93%		0.26%		$ 89,485	--
1998		$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	5.19%	0.71%		5.12%		0.25%		$ 105,125	--
1999		$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	4.67%	0.71%		4.57%		0.25%		$ 118,352	--
2000		$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	5.56%	0.74%		5.44%		0.16%		$ 140,787	--
2001		$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	5.00%	0.76%		4.90%		0.05%		$ 127,707	--
2002	(5)	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)	$ 1.00	1.03%	0.75%	(4)	2.03%	(4)	0.05%	(4)	$ 140,736	--

(1) Based on net asset value.
(2) This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios.
(3) Reflects operations for the period from December 31, 1998 (start of performance) to August 31, 1999.
(4) Computed on an annualized basis.
(5) For the six months ended February 28, 2002 (unaudited).
(6) Per share information is based on average shares outstanding.
(7) Amount represents less than $ 0.01 per share.
(8) Effective September 1, 2001, the Government Income Fund, Intermediate Bond Fund and Short-Term Income Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the six months ended February 28, 2002 was as follows:

	Net Investment Income per Share	Net Realized/Unrealized Gain/ Loss per Share	Ratio of Net Investment Income to Average Net Assets
Increase (Decrease)
Government Income Fund	$ (0.02)	$0.02	(0.13)%
Intermediate Bond Fund	(0.01)	0.01	(0.14)
Short-Term Income Fund	0.00	0.00	0.16

Per share, ratios and supplemental data for periods prior September 1, 2001 have not been restated to reflect this change in presentation.

(9) Reflects operations for the period from October 31, 2000 (start of performance) to August 31, 2001.

(See Notes which are an integral part of the Financial Statements)

February 28, 2002 (unaudited)

Notes to Financial Statements

1. Organization

Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds"), ten of which are presented herein:

Portfolio Name	Investment Objective
Marshall Equity Income Fund ("Equity Income Fund")	To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth & Income Fund ("Large-Cap Growth & Income Fund")	To provide capital appreciation and income.
Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund")	To provide capital appreciation.
Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund")	To provide capital appreciation.
Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund")	To provide capital appreciation.
Marshall International Stock Fund ("International Stock Fund")	To provide capital appreciation.
Marshall Government Income Fund ("Government Income Fund")	To provide current income.
Marshall Intermediate Bond Fund ("Intermediate Bond Fund")	To maximize total return consistent with current income.
Marshall Short-Term Income Fund ("Short-Term Income Fund")	To maximize total return consistent with current income.
Marshall Money Market Fund ("Money Market Fund")	To provide current income consistent with stability of principal.

The Funds are offered in two classes of shares: Investor Class of Shares and Advisor Class of Shares. International Stock Fund and Money Market Fund offer three classes of shares: Investor Class of Shares, Advisor Class of Shares and Institutional Class of Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Financial Highlights of Investor Class of Shares and Institutional Class of Shares of the Funds are presented in separate semi-annual reports.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Funds offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective September 1, 2001, the Corporation has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. Prior to September 1, 2001, the Funds did not accrete discount and amortize premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in adjustments to the financial statements as follows:

	As of September 1, 2001			For the Six Months Ended February 28, 2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)
Government Income Fund	$ 41,338	$ (427,302)	$ 468,640	$ (248,916)	$ (11,504)	$ 260,420
Intermediate Bond Fund	(257,683)	(257,683)	--	(431,340)	229,310	202,030
Short-Term Income Fund	14,204	14,204	--	99,397	(40,320)	(59,077)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes--It is the Funds' policy to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

At August 31, 2001, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

Fund	Capital Loss Carryforward to Expire in 2002	Capital Loss Carryforward to Expire in 2003	Capital Loss Carryforward to Expire in 2004	Capital Loss Carryforward to Expire in 2005	Capital Loss Carryforward to Expire in 2006	Capital Loss Carryforward to Expire in 2007	Capital Loss Carryforward to Expire in 2008	Capital Loss Carryforward to Expire in 2009	Total Capital Loss Carryforward
Large Cap Growth & Income Fund	$ --	$ --	$ --	$ --	$ --	$ --	$ --	$ 4,529,087	$ 4,529,087
International Stock Fund	--	--	--	--	--	--	--	2,042,934	2,042,934
Government Income Fund	--	--	--	--	--	--	8,704,539	--	8,704,539
Intermediate Bond Fund	--	10,386,677	6,100,494	--	--	--	2,990,074	--	19,477,245
Short-Term Income Fund	302,405	1,898,650	556,158	545,815	618,371	952,637	222,218	928,524	6,024,778

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts--Equity Income Fund, Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At February 28, 2002, the Funds had outstanding futures contracts as set forth below:

Fund	Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
Equity Income Fund	March 2002	25 S&P 500	Long	$ (386,565)
Large-Cap Growth & Income Fund	March 2002	75 S&P 500	Long	(1,170,695)
Mid-Cap Growth Fund	March 2002	42 Nasdaq 100	Long	(240,879)
	March 2002	23 S&P Mid-Cap 400	Long	(47,490)

Written Options Contracts--Equity Income Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, for the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended February 28, 2002, the Equity Income Fund had $1,648,409 in realized loss on written options.

The following is a summary of the Equity Income Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/01	10,490	$ 542,471
Options written	27,933	3,676,688
Options expired	(17,269)	(1,668,637)
Options closed	(14,560)	(2,075,901)
Options assigned	(21)	(5,032)

Outstanding @ 2/28/02	6,573	$ 469,589

At February 28, 2002, the Equity Income Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
Bard (C.R.) Inc.	Call	April 2002	$60.00	135	$ 9,788	$ 2,632
Boeing Co.	Call	May 2002	50.00	300	31,500	(11,100)
Deluxe Corp.	Call	April 2002	45.00	190	74,100	(54,920)
Eastman Chemical Co.	Call	March 2002	45.00	200	10,000	13,399
Emerson Electric Co.	Call	March 2002	65.00	130	1,950	5,590
Georgia Pacific Corp.	Call	April 2002	30.00	320	10,400	6,560
ITT Industries Inc.	Call	April 2002	60.00	140	16,100	(6,720)
Masco Corp.	Call	April 2002	30.00	275	9,625	550
Mellon Financial Corp.	Call	March 2002	42.50	300	1,500	23,400
Starwood Hotels & Resorts	Call	March 2002	35.00	220	34,100	(22,660)
Textron Inc	Call	April 2002	50.00	163	15,485	5,216
Alltel Corp.	Put	April 2002	50.00	250	10,625	8,875
Bard (C.R.) Inc.	Put	April 2002	40.00	300	5,250	7,950
Cooper Industries Inc.	Put	March 2002	25.00	350	6,125	17,674
Dow Chemical Co.	Put	March 2002	22.50	60	300	3,780
Duke Energy Corp.	Put	April 2002	30.00	250	13,125	12,374
El Paso Corp.	Put	April 2002	30.00	400	12,000	17,199
Household International, Inc.	Put	April 2002	35.00	350	19,250	4,549
J.P. Morgan Chase & Co.	Put	April 2002	25.00	500	32,500	3,999
Pharmacia Corp.	Put	April 2002	35.00	400	9,000	14,200
SBC Communications Inc.	Put	March 2002	35.00	300	6,000	17,400
Sprint Corp.	Put	May 2002	10.00	500	18,750	5,249
Whirlpool Corp.	Put	March 2002	55.00	200	3,500	16,900
Williams Cos., Inc.	Put	March 2002	22.50	340	244,800	(218,280)

Net Unrealized Depreciation on Written Options Contracts						$ (126,184)

Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of February 28, 2002, International Stock Fund had outstanding foreign currency exchange contracts as set forth below:

Settlement Date	Foreign Currency Units to Receive	In Exchange	Contracts at Value	Unrealized Depreciation
Contract Purchased:
3/1/02	765,297 Euro Dollar	$ 663,359	$ 662,670	$ (689)

Foreign Currency Translation--The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day's market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Funds may pay a portion of net revenue to M&I Trust Company for its services as securities lending agent, and (ii) cash collateral received for a loan of one Fund's securities may be invested jointly with collateral received for loans of other Funds' securities.

As of February 28, 2002, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities
Equity Income Fund	$ 36,099,768	$ 37,378,638	$ 37,378,638
Large-Cap Growth & Income Fund	29,494,804	30,539,686	30,539,686
Mid-Cap Value Fund	16,882,322	17,480,395	17,480,395
Mid-Cap Growth Fund	55,273,830	57,231,960	57,231,960
Small-Cap Growth Fund	22,253,278	23,041,621	23,041,621
International Stock Fund	11,853,475	12,273,398	12,273,398
Government Income Fund	112,193,274	116,167,831	116,167,831
Intermediate Bond Fund	97,091,948	100,531,524	100,531,524

Individual reinvested cash collateral securities at February 28, 2002 are as follows:

Investments	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Total
Provident Money Market Fund	$ 235,563	192,463	$ 110,163	$ 360,681	$ 145,210	$ 77,348	$ 732,100	$ 633,558	$ 2,487,086
Merrimac Money Market Fund	4,787,443	3,911,513	2,238,883	7,330,250	2,951,163	1,571,973	14,878,737	12,876,044	50,546,006
Dreyfus Cash Management Plus MMKT	12,222,060	9,985,861	5,715,736	18,713,695	7,534,145	4,013,152	37,984,535	32,871,779	129,040,963
Dreyfus Cash Management Plus	2,066,766	1,688,622	966,539	3,164,511	1,274,034	678,629	6,423,236	5,558,661	21,820,998
Nationsbank Inst. Reserves MMKT	4,735,729	3,869,260	2,214,698	7,251,068	2,919,284	1,554,992	14,718,014	12,736,955	50,000,000
JP Morgan Master Note	1,231,289	1,006,008	575,821	1,885,278	759,014	404,298	3,826,684	3,311,608	13,000,000
Danaher Corp. Master Note	1,420,719	1,160,778	664,410	2,175,320	875,785	466,498	4,415,404	3,821,086	15,000,000
Wisconsin Public Service Master Note	947,146	773,852	442,939	1,450,214	583,857	310,998	2,943,603	2,547,391	10,000,000
Monumental Life Ins. Master Note	1,420,719	1,160,778	664,410	2,175,320	875,785	466,497	4,415,404	3,821,087	15,000,000
Four Winds Funding LLC	1,894,291	1,547,704	885,879	2,900,427	1,167,714	621,997	5,887,206	5,094,782	20,000,000
Washington Mutual Bank FA	1,420,719	1,160,778	664,410	2,175,320	875,785	466,498	4,415,404	3,821,086	15,000,000
American Honda Finance	1,420,719	1,160,778	664,410	2,175,320	875,785	466,498	4,415,404	3,821,086	15,000,000
Bendix Comm. Vehicle System	1,420,719	1,160,778	664,410	2,175,320	875,785	466,498	4,415,404	3,821,086	15,000,000
Household Finance Corp.	1,373,361	1,122,085	642,262	2,102,810	846,593	450,948	4,268,224	3,693,717	14,500,000
Questar Corp.	781,395	638,428	365,425	1,196,426	481,682	256,574	2,428,472	2,101,598	8,250,000

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Intermediate Bond Fund's and Short-Term Income Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The Money Market's restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each restricted security held by the Money Market Fund at February 28, 2002 is as follows:

Security	Acquisition Date	Acquisition Cost
ABB Capital USA	11/21/2001	$ 75,000,000
GE Life & Annuity Funding Agreement	4/20/2001	75,000,000
Monumental Life Funding Agreement	7/23/2001	40,000,000
Monumental Life Funding Agreement	5/17/2000	10,000,000
Monumental Life Funding Agreement	2/5/2001	25,000,000
Travelers Insurance Company	2/19/2002	50,000,000

Other--Investment transactions are accounted for on a trade date basis.

3. Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2002, the capital paid-in was as follows:

Fund	Capital Paid-In
Equity Income Fund	$ 325,190,308
Large-Cap Growth & Income Fund	315,319,845
Mid-Cap Value Fund	186,051,190
Mid-Cap Growth Fund	333,814,743
Small-Cap Growth Fund	113,511,871
International Stock Fund	420,047,605
Government Income Fund	380,251,653
Intermediate Bond Fund	652,303,333
Short-Term Income Fund	140,419,560
Money Market Fund	3,203,073,971

Transactions in capital stock were as follows:

	Equity Income Fund				Large-Cap Growth & Income Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,737,841	$23,934,938	3,753,785	$56,629,266	2,108,833	$27,819,952	3,640,354	$58,100,434
Shares issued to shareholders in payment of distributions declared	1,191,637	16,576,864	303,974	4,592,039	7,255	88,166	1,316,487	21,124,005
Shares redeemed	(3,590,932)	(50,234,316)	(4,837,092)	(72,875,722)	(2,573,756)	(34,178,398)	(3,357,098)	(54,334,387)

Net change resulting from Investor Class of Shares transactions	(661,454)	$(9,722,514)	(779,333)	$(11,654,417)	(457,668)	$(6,270,280)	1,599,743	$24,890,052

	Equity Income Fund				Large-Cap Growth & Income Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	81,483	$ 1,132,322	126,934	$ 1,916,805	77,094	$ 1,014,608	188,189	$ 3,039,967
Shares issued to shareholders in payment of distributions declared	12,087	167,942	2,779	41,925	159	1,952	12,534	201,047
Shares redeemed	(35,156)	(492,967)	(25,214)	(380,859)	(34,732)	(460,769)	(41,770)	(640,861)

Net change resulting from Advisor Class of Shares transactions	58,414	$ 807,297	104,499	$ 1,577,871	42,521	$ 555,791	158,953	$ 2,600,153

Net change resulting from Fund Share transactions	(603,040)	$(8,915,217)	(674,834)	$(10,076,546)	(415,147)	$(5,714,489)	1,758,696	$27,490,205

	Mid-Cap Value Fund			Mid-Cap Growth Fund
	Six Months Ended February 28, 2002	Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,395,257	$52,116,396	6,132,824	$74,762,587	2,367,720	$30,476,549	4,141,183	$73,753,844
Shares issued to shareholders in payment of distributions declared	1,892,346	22,305,472	665,231	6,982,264	62,977	869,078	6,070,360	95,729,696
Shares redeemed	(1,624,332)	(19,871,934)	(3,039,567)	(35,807,926)	(3,000,209)	(38,646,207)	(5,654,242)	(97,229,757)

Net change resulting from Investor Class of Shares transactions	4,663,271	$54,549,934	3,758,488	$45,936,925	(569,512)	$(7,300,580)	4,557,301	$72,253,783

	Mid-Cap Value Fund				Mid-Cap Growth Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	88,723	$ 1,051,696	92,317	$ 1,097,181	34,640	$ 443,338	111,226	$ 1,992,014
Shares issued to shareholders in payment of distributions declared	28,717	338,450	7,508	78,933	629	8,683	42,035	662,892
Shares redeemed	(8,611)	(103,787)	(17,047)	(201,444)	(9,832)	(127,396)	(30,405)	(456,439)

Net change resulting from Advisor Class of Shares transactions	108,829	$ 1,286,359	82,778	$ 974,670	25,437	$ 324,625	122,856	$ 2,198,467

Net change resulting from Fund Share transactions	4,772,100	$55,836,293	3,841,266	$46,911,595	(544,075)	$(6,975,955)	4,680,157	$74,452,250

	Small-Cap Growth Fund				International Stock Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,840,251	$21,978,355	2,979,586	$41,362,567	6,883,281	$ 68,399,026	15,212,008	$ 195,353,624
Shares issued to shareholders in payment of distributions declared	386,178	4,757,712	1,065,835	13,088,446	--	--	2,469,820	32,972,095
Shares redeemed	(1,246,982)	(15,046,517)	(4,143,430)	(55,181,701)	(8,048,998)	(80,450,982)	(16,197,785)	(209,170,751)

Net change resulting from Investor Class of Shares transactions	979,447	$11,689,550	(98,009)	$ (730,688)	(1,165,717)	$(12,051,956)	1,484,043	$ 19,154,968

	Small-Cap Growth Fund				International Stock Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	109,370	$ 1,311,083	98,880	$1,336,884	773,541	$7,566,835	420,204	$5,315,028
Shares issued to shareholders in payment of distributions declared	9,193	113,254	16,402	201,410	--	--	28,817	384,702
Shares redeemed	(83,531)	(985,025)	(18,911)	(246,619)	(705,028)	(7,044,585)	(251,427)	(2,851,448)

Net change resulting from Advisor Class of Shares transactions	35,032	$ 439,312	96,371	$1,291,675	68,513	$522,250	197,594	$2,848,282

Net change resulting from Fund Share transactions	1,014,479	$12,128,862	(1,638)	$ 560,987

	International Stock Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	1,045,591	$ 10,594,879	3,484,294	$ 46,906,402
Shares issued to shareholders in payment of distributions declared	--	--	1,078,820	14,434,613
Shares redeemed	(993,234)	(9,800,801)	(2,661,048)	(31,799,647)

Net change resulting from Institutional Class of Shares transactions	52,357	$ 794,078	1,902,066	$ 29,541,368

Net change resulting from Fund Share transactions	(1,044,847)	$ (10,735,628)	3,583,703	$ 51,544,618

	Government Income Fund				Intermediate Bond Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,733,797	$35,619,676	6,866,098	$64,422,793	7,555,420	$71,348,607	17,120,862	$ 159,975,612
Shares issued to shareholders in payment of distributions declared	555,357	5,316,621	1,484,020	13,955,058	724,425	6,846,481	1,847,000	17,238,638
Shares redeemed	(4,536,867)	(43,301,176)	(7,287,114)	(68,532,104)	(9,208,301)	(87,108,706)	(18,527,594)	(173,100,999)

Net change resulting from Investor Class of Shares transactions	(247,713)	$(2,364,879)	1,063,004	$ 9,845,747	(928,456)	$(8,913,618)	440,268	$ 4,113,251

	Government Income Fund				Intermediate Bond Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001		Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	195,782	$ 1,869,687	107,402	$ 1,009,391	180,711	$ 1,702,359	143,925	$1,343,401
Shares issued to shareholders in payment of distributions declared	4,968	47,554	9,562	89,985	7,034	66,472	14,177	132,442
Shares redeemed	(159,551)	(1,525,234)	(21,965)	(206,127)	(155,387)	(1,461,447)	(33,510)	(313,102)

Net change resulting from Advisor Class of Shares transactions	41,199	$ 392,007	94,999	$ 893,249	32,358	$ 307,384	124,592	$1,162,741

Net change resulting from Fund Share transactions	(206,514)	$(1,972,872)	1,158,003	$10,738,996	(896,098)	$(8,606,234)	564,860	$5,275,992

	Short-Term Income Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	2,815,219	$ 26,676,985	4,478,636	$ 42,170,518
Shares issued to shareholders in payment of distributions declared	165,760	1,569,432	458,652	4,314,479
Shares redeemed	(2,071,098)	(19,608,704)	(5,022,532)	(47,251,221)

Net change resulting from Investor Class of Shares transactions	909,881	$ 8,637,713	(85,244)	$ (766,224)

	Short-Term Income Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001(1)
Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	30,463	$ 287,180	14,727	$ 138,907
Shares issued to shareholders in payment of distributions declared	346	3,274	317	3,001
Shares redeemed	(320)	(3,001)	(4,889)	(46,203)

Net change resulting from Advisor Class of Shares transactions	30,489	$ 287,453	10,155	$ 95,705

Net change resulting from Fund Share transactions	940,370	$ 8,925,166	(75,089)	$ (670,519)

	Money Market Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	2,980,620,494	$ 2,980,620,494	5,349,844,467	$ 5,349,844,467
Shares issued to shareholders in payment of distributions declared	6,040,913	6,040,913	22,470,409	22,470,409
Shares redeemed	(2,657,272,337)	(2,657,272,337)	(5,451,687,216)	(5,451,687,216)

Net change resulting from Investor Class of Shares transactions	329,389,070	$ 329,389,070	(79,372,340)	$ (79,372,340)

	Money Market Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	167,449,786	$ 167,449,786	440,122,578	$ 440,122,578
Shares issued to shareholders in payment of distributions declared	1,168,762	1,168,762	5,940,215	5,940,215
Shares redeemed	(155,588,955)	(155,588,955)	(459,131,150)	(459,131,150)

Net change resulting from Advisor Class of Shares transactions	13,029,593	$ 13,029,593	(13,068,357)	$ (13,068,357)

	Money Market Fund
	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	1,905,698,874	$ 1,905,698,874	3,217,717,900	$ 3,217,717,900
Shares issued to shareholders in payment of distributions declared	914,567	914,567	2,009,341	2,009,341
Shares redeemed	(1,785,703,386)	(1,785,703,386)	(2,446,906,796)	(2,446,906,796)

Net change resulting from Institutional Class of Shares transactions	120,910,055	$ 120,910,055	772,820,445	$ 772,820,445

Net change resulting from Fund Share transactions	463,328,718	$ 463,328,718	680,379,748	$ 680,379,748

(1) For the period from October 31, 2000 (start of performance) to August 31, 2001.

4. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--Marshall & Ilsley ("M&I") Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
Equity Income Fund	0.75%
Large-Cap Growth & Income Fund	0.75%
Mid-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%
Government Income Fund	0.75%
Intermediate Bond Fund	0.60%
Short-Term Income Fund	0.60%
Money Market Fund	0.15%

International Stock Fund's sub-adviser is BPI Global Asset Management LLP (the "Sub-Adviser"). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

Administrative Fee--M&I Trust Company, N.A., ("M&I Trust Company") under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust Company is based on each Fund's average daily net assets as follows:

Maximum Fee	Fund's ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

Federated Administrative Services is the sub-administrator and will be paid by M&I Trust Company, not by the Funds.

Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of shares of the Fund's Advisor Class of Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of Fund's Advisor Class of Shares (except Money Market Fund's Advisor Class of Shares which may accrue up to 0.30%) annually, to compensate FSC.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Marshall Funds Investor Services ("MFIS"), each Fund will pay MFIS up to 0.25% of average daily net assets of the Fund's Investor and Advisor Class of Shares for the period. The fee paid to MFIS is used to finance certain services for shareholders and to maintain shareholder accounts. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholders Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--M&I Trust Company is the Funds' custodian. M&I Trust Company receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

General--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of one or more of the above companies.

5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities, for the six months ended February 28, 2002, were as follows:

Fund	Purchases	Sales
Equity Income Fund	$ 81,737,263	$ 91,374,643
Large-Cap Growth & Income Fund	108,682,076	100,238,135
Mid-Cap Value Fund	59,882,591	25,431,525
Mid-Cap Growth Fund	238,757,257	243,737,657
Small-Cap Growth Fund	157,491,302	144,801,742
International Stock Fund	133,741,264	154,474,955
Intermediate Bond Fund	147,628,411	123,512,250
Short-Term Income Fund	4,397,577	8,697,887

Purchases and sales of long-term U.S. government securities, for the six months ended February 28, 2002, were as follows:

Fund	Purchases	Sales
Equity Income Fund	$ 0	$ 4,027,569
Large-Cap Growth & Income Fund	1,695,686	6,363,708
Government Income Fund	88,240,018	105,659,068
Intermediate Bond Fund	203,755,469	244,287,227
Short-Term Income Fund	29,511,457	18,353,768

Directors

John M. Blaser

John DeVincentis

Duane E. Dingmann

James Mitchell

Barbara J. Pope

David W. Schulz

Officers

John M. Blaser
President

John D. Boritzke
Vice President

William A. Frazier
Vice President

Brooke J. Billick
Secretary

Lori K. Hoch
Assistant Secretary

Ann K. Peirick
Treasurer

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning each Fund's objective and policies, management fees, expenses, and other information.

[Logo of Marshall Funds]

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee,Wisconsin 53201-1348
800-580-FUND(3863)
TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com
Federated Securities Corp., Distributor G01126-02(4/02)
M&I Investment Management Corp., Investment Adviser
©2002 Marshall Funds, Inc.

321-313

[Logo of Marshall Funds]

The Marshall Funds Family

Semi-Annual Report

The Institutional Class of Shares
(Class I)

  Marshall International Stock Fund

February 28, 2002

President's Message	1
Commentary	2
Financial Information
Portfolio of Investments	4
Statements of Assets and Liabilities	7
Statements of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Directors & Officers	15

[Logo of Marshall Funds]

Dear Shareholders:

The most basic investment advice--"buy low, sell high"--is often delivered under the guise of tongue-in-cheek wisdom. Every investor would like to buy when values are low and sell when they are high. The irony is appreciated only when recognizing the difficulty in accomplishing it.

Many investors search for that "holy grail" by chasing one hot fund after another. They view their investments like their sports teams; waiting to jump on the bandwagon only after the successful series of wins. This approach to investing often results in a portfolio that never performs as well as those hot funds because you did not own them when they were hot, just after they were hot. Many investors eventually give up and join the growing numbers on the sidelines invested in cash.

The inherent flaw in this simplistic advice is that buying low and selling high suffers from the same challenges of "timing the market" that academics tell us is very difficult, if not impossible:

  Finding an investment before its significant rise in value.
  Knowing when to get out, especially if its value has been inflated by market euphoria.
  And finally, even if you successfully get out, you are faced with the next challenge of determining when to get back into the next investment, or the market in general.

We like to believe our shareholders are not subject to this false wisdom. We are confident that is true for at least those that are benefiting from the services of our M&I financial professionals. A good financial adviser will spend more time on your overall allocation strategy and less on the specific solutions for each investment category.

As you reflect on your own investment approach, consider how you address each of the following investment disciplines:

  Diversify--your long-term portfolios should include stocks, bonds and cash, domestic and international stocks, large, mid and small cap stocks, and both value and growth investment styles.
  Be patient--an allocation strategy by design should not result in every investment doing well at the same time; they more likely should take turns performing well.
  Appreciate relative performance--a fund's absolute performance may be negative, but still be ranked at the top of its competitive peer group. A sound asset allocation strategy suggests keeping such a fund because different investment categories often succeed at different times. Selling all funds with negative one-year returns will likely result in a portfolio consisting of only cash.

Overall, investors should focus less on past performance and more on the potential for performance. Since we do not know exactly where that next best investment is, it is better to diversify your investments out across the investment spectrum.

As always, thank you for your investment in the Marshall Funds. We remain committed to our clearly defined, true-to-style investment strategies that fit well with a broadly diversified asset allocation strategy.

Sincerely,

/s/ John M. Blaser

John M. Blaser
President

Semi-Annual Report--Commentary

Marshall International Stock Fund

The Marshall International Stock Fund (the "Fund") invests primarily in a diversified portfolio of common stocks of companies of any size outside the United States.* The Fund uses a value-oriented approach and invests in companies selling at a discount to their global industry peers.

Fund Performance

For the six-months ended February 28, 2002, the Fund provided a total return of (6.41)%,** compared with a total return of (8.33)% by the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) and (5.97)% for the Lipper International Funds Index (LIFI).***

Global Slowdown Worsens, Then Improves

Early in this reporting period, nations and their economies were rocked by the terrorist incidents of September 11. For a few weeks after the attacks, stock values fell, and economic activity stalled as observers around the globe assessed the situation.

As weeks and months passed, however, economic activity in most regions experienced a rebound, and markets rallied. While signs do not point to a roaring rally, there are significant indications that most economies are recovering from their slowdown. Japan remains an exception, still mired in recession. It appears that significant structural reforms will be needed for that economy to recover, and the timetable for such changes seems unclear at best.

Positioning Holds Reasonably Steady

Over the six month reporting period, we made only small changes to the Fund's positioning. Our overweighting in consumer discretionary, materials, and financial stocks contributed to our outperformance relative to our benchmark index (EAFE). Our holdings in the leisure sector, a subset of consumer discretionary stocks, were hurt severely in the aftermath of September 11, but have since recovered to become among our strongest performers.

Our country weightings have changed slightly. We have continued to underweight Japan and are slightly increasing our exposure to emerging markets, including Korea and Mexico. Emerging markets fell out of favor in the risk-averse atmosphere that followed the terrorist attacks, but since then there has been an upturn in investor interest. These markets still offer very low valuations, and we have been able to identify high-quality companies from a global perspective. Among the types of companies we are favoring are materials companies and national banks. Our emerging markets exposure, which stood at about 8% at the beginning of the reporting period, is now approximately 13%.

With regard to the telecommunications and technology sectors, the Fund remains slightly underweight. There is still significant overcapacity in many areas of technology, particularly telecommunications, however some sub-egments possess attractive characteristics and valuations that meet our criteria for investment. We currently find wireless telecommunication providers in emerging markets and outsourcing companies to be attractive investments.

Looking Ahead

We anticipate keeping the Fund's positioning in very similar posture going forward. We are starting to see a fairly steady stream of data indicating economic recovery in most parts of the world and believe the portfolio is positioned to benefit from that recovery. Although some stocks have already started to appreciate in response to this change, many valuations remain attractive, and we believe there is still significant upside potential.

An area where we are focusing increased attention is industrial stocks. By identifying companies that have been able to weather the recent downturn in the economic cycle, we hope to find those that are positioned to benefit strongly over the course of an economic expansion.

Sincerely,

/s/ Daniel R. Jaworski

Daniel R. Jaworski, CFA
Manager, Marshall International Stock Fund

[Photo of Daniel R. Jaworski]

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions of the redemption of the Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. They do not reflect sales charges.

† These amounts included cash equivalents of 4.7% and 1.2%, respectively.

February 28, 2002 (unaudited)

Portfolio of Investments

International Stock Fund

Shares	Description	Value
	Common Stocks -- 95.4%
	Australia -- 1.1%
	Banks -- 0.6%
110,400	National Australia Bank Ltd., Melbourne	$2,042,581
	Construction Materials -- 0.2%
164,100	Brambles Industries Ltd.	771,967
	Insurance -- 0.3%
92,100	AMP Ltd.	893,660

	Total Australia	3,708,208
	Belgium -- 1.5%
	Banks -- 1.5%
320,000	Dexia	4,804,705
	Bermuda -- 1.1%
	IT Consulting & Services -- 1.1%
140,500	(2)Accenture Ltd.	3,679,695
	Brazil -- 2.1%
	Banks -- 0.5%
65,400	Unibanco-Uniao de Bancos Brasileiros SA, GDR	1,582,680
	Metals & Mining -- 0.9%
117,550	Companhia Vale Do Rio Doce, ADR	2,991,647
	Oil & Gas Integrated -- 0.7%
92,600	Petroleo Brasileiro SA, ADR	2,268,700

	Total Brazil	6,843,027
	Canada -- 2.0%
	Banks -- 1.0%
96,400	Royal Bank of Canada, Montreal	3,045,759
	Financial Services -- 0.4%
52,800	Manulife Financial Corp.	1,365,234
	Metal-Aluminum -- 0.6%
49,600	Alcan, Inc.	2,010,784

	Total Canada	6,421,777
	Finland -- 1.2%
	IT Consulting & Services -- 0.3%
33,700	TietoEnator OYJ	857,916
	Telecommunications -- 0.9%
150,100	Nokia Oyj, Class A, ADR	3,117,577

	Total Finland	3,975,493
	France -- 8.3%
	Automotive -- 0.5%
38,600	Peugeot SA	1,681,214
	Banks -- 0.9%
60,200	BNP Paribas SA	2,921,728
	Construction Equipment -- 0.7%
18,500	Technip	2,329,184
	Construction Materials -- 0.5%
18,110	Lafarge SA	1,560,304
	Domestic & International Oil -- 1.8%
39,400	Total Fina SA, Class B	5,796,385
	Healthcare -- 1.0%
46,100	Aventis SA	3,422,967
	Leisure & Recreation -- 0.0%
1,200	Societe Television Francaise 1	27,972
	Media -- 0.4%
30,400	Vivendi Universal SA	1,181,392
	Metals & Mining -- 0.8%
53,700	Pechiney SA, Class A	2,766,680
	Pharmaceuticals & Healthcare -- 0.5%
23,600	Sanofi Synthelabo SA	1,551,034
	Water Treatment -- 1.2%
56,600	Suez SA	1,578,120
72,000	(1)(2)Vivendi Environment	2,275,585
48,300	(1)Vivendi Environment, Warrants	16,729

	Total	3,870,434

	Total France	27,109,294
	Germany -- 5.0%
	Automotive -- 1.3%
111,300	Bayerische Motoren Werke AG	4,105,560
	Drugs -- 0.8%
45,000	Schering AG	2,691,347
	Healthcare -- 0.6%
38,762	Fresenius Medical Care AG	2,005,785
	Household Product/Wares -- 0.6%
29,000	Adidas-Salomon AG	1,881,825
	Insurance -- 1.4%
9,760	Allianz AG	2,197,054
10,390	Muenchener Rueckversicherungs-Gesellschaft AG	2,537,069

	Total	4,734,123
	Oil & Gas Products -- 0.3%
18,800	E.On AG	924,154

	Total Germany	16,342,794
	Hong Kong -- 1.5%
	Telecommunications -- 1.5%
1,059,000	(2)China Mobile (Hong Kong) Ltd.	3,055,101
126,600	(2)China Mobile (Hong Kong) Ltd., ADR	1,825,572

	Total Hong Kong	4,880,673
	Ireland -- 2.4%
	Banks -- 1.4%
474,100	Bank of Ireland	4,659,437
	Construction Materials -- 1.0%
191,400	CRH PLC	3,198,651

	Total Ireland	7,858,088
	Israel -- 0.3%
	Computers Services -- 0.3%
33,500	(2)Check Point Software Technologies Ltd.	935,320
	Italy -- 4.8%
	Insurance -- 1.5%
112,100	Assicurazioni Generali	2,779,039
188,000	Riunione Adriatica di Sicurta SpA	2,197,654

	Total	4,976,693
	Media -- 1.1%
434,600	Mediaset SpA	3,511,066
	Oil & Gas Products -- 1.2%
270,700	(1)ENI SpA	3,712,881
	Telecommunications -- 1.0%
639,800	Telecom Italia SpA	3,324,016

	Total Italy	15,524,656
	Japan -- 10.7%
	Air Freight & Couriers -- 0.7%
144,000	Yamato Transport	2,272,921
	Automotive -- 2.3%
42,900	Honda Motor Co., Ltd.	1,712,862
902,000	(1)Nissan Motor Co., Ltd.	5,876,682

	Total	7,589,544
	Broadcasting & Cable TV -- 0.4%
1,612	(2)Sky Perfect Communications, Inc.	1,359,424
	Chemical -- 0.5%
41,000	Takeda Chemical Industries, Ltd.	1,661,480
	Construction & Engineering -- 0.7%
329,000	JGC Corp.	2,217,150
	Financial Services -- 0.8%
234,000	(1)Daiwa Securities Co., Ltd.	1,416,277
99,000	Nomura Securities Co., Ltd.	1,130,415

	Total	2,546,692
	Household Products -- 0.7%
125,000	Kao Corp.	2,346,170
	Leisure & Recreation -- 1.3%
5,300	Nintendo Corp. Ltd.	780,790
209,700	(1)(2)Sega Enterprises	3,270,816

	Total	4,051,606
	Office Equipment -- 0.9%
154,700	Ricoh Co., Ltd.	2,741,987
	Pharmaceuticals & Healthcare -- 0.5%
145,200	Terumo Corp.	1,763,054
	Telecommunications -- 1.9%
13,460	Nippon Television Network Corp.	2,746,344
331	NTT DoCoMo, Inc.	3,433,636

	Total	6,179,980

	Total Japan	34,730,008
	Korea, Republic of -- 4.4%
	Automotive -- 1.0%
113,600	Hyundai Motor Co., Ltd.	3,135,456
	Banks -- 0.5%
31,944	Kookmin Bank	1,402,440
8,574	(2)Kookmin Bank, ADR	380,943

	Total	1,783,383
	Electronics -- 1.0%
12,580	Samsung Electronics Co.	3,271,868
	Metals & Mining -- 0.6%
71,000	Pohang Iron and Steel Co. Ltd., ADR	1,968,120
	Telecommunications -- 1.3%
118,800	Korea Telecom Corp., ADR	2,649,240
51,200	(2)KT Freetel	1,626,691

	Total	4,275,931

	Total Korea, Republic of	14,434,758
	Mexico -- 4.5%
	Beverages & Foods -- 0.8%
26,300	(2)Fomento Economico Mexicano, SA de CV, ADR	1,046,740
712,300	Grupo Modelo, SA de CV, Class C	1,709,520

	Total	2,756,260
	Broadcasting & Cable TV -- 1.2%
87,700	(2)Grupo Televisa SA, GDR	3,779,870
	Financial Services -- 1.0%
2,984,800	Grupo Financiero BBVA Bancomer, SA de CV	3,110,734
	Retail -- 0.3%
371,900	Wal-Mart de Mexico SA de CV	1,092,265
	Telecommunications -- 1.2%
101,100	Telefonos de Mexico, SA de CV, Class L, ADR	3,871,119

	Total Mexico	14,610,248
	Netherlands -- 8.5%
	Beverages & Foods -- 0.6%
44,800	Heineken NV	1,826,730
	Chemicals -- 1.1%
81,500	Akzo Nobel NV	3,599,113
	Domestic & International Oil -- 2.2%
139,400	Royal Dutch Petroleum Co.	7,200,139
	Financial Services -- 2.0%
266,200	ING Group NV	6,336,515
	Food & Drug Retailing -- 1.0%
145,600	(1)Ahold NV	3,359,899
	Insurance -- 0.6%
95,800	Aegon NV	2,087,103
	Transportation -- 1.0%
162,400	TPG NV	3,343,994

	Total Netherlands	27,753,493
	Portugal -- 0.7%
	Telecommunications -- 0.7%
322,200	Portugal Telecom, SGPS SA	2,273,792
	Singapore -- 1.6%
	Electrical Equipment -- 1.0%
227,200	(2)Flextronics International Ltd.	3,258,048
	Transportation -- 0.6%
283,000	Singapore Airlines Ltd.	2,101,734

	Total Singapore	5,359,782
	South Africa -- 0.7%
	Banks -- 0.4%
492,100	Standard Bank Investment Corp.	1,184,273
	Paper & Forest Products -- 0.3%
80,300	Sappi Ltd.	1,068,878

	Total South Africa	2,253,151
	Spain -- 0.9%
	Broadcasting & Cable TV -- 0.9%
131,304	(2)Sogecable SA	2,984,523
	Sweden -- 2.5%
	Banks -- 0.8%
461,100	Nordbanken Holding AB	2,400,393
	Household Product/Wares -- 0.9%
166,600	Electrolux AB, Class B	2,991,738
	Paper & Forest Products -- 0.8%
80,200	Svenska Cellulosa AB, Class B	2,577,805

	Total Sweden	7,969,936
	Switzerland -- 6.1%
	Banks -- 2.2%
84,300	Credit Suisse Group	2,916,287
91,200	UBS AG	4,223,611

	Total	7,139,898
	Beverages & Foods -- 1.5%
22,600	Nestle SA	4,997,592
	Construction Materials -- 0.5%
7,890	Holcim Ltd.	1,654,370
	Food & Drug Retailing -- 0.5%
2,230	Serono SA	1,686,973
	Insurance -- 1.0%
34,400	Swiss Re	3,096,323
	Pharmaceuticals & Healthcare -- 0.4%
31,000	Novartis AG	1,178,932

	Total Switzerland	19,754,088
	Taiwan -- 0.8%
	Electrical Equipment -- 0.8%
165,600	(2)Taiwan Semiconductor Manufacturing Co., ADR	2,691,003
	United Kingdom -- 21.7%
	Aerospace & Defense -- 0.5%
356,000	BAE Systems PLC	1,600,138
	Banks -- 2.4%
51,800	Barclays PLC	1,519,246
148,600	HSBC Holdings PLC	1,622,548
95,300	Royal Bank of Scotland PLC, Edinburgh	2,333,034
252,100	Standard Chartered PLC	2,462,245

	Total	7,937,073
	Beverages & Foods -- 1.3%
352,600	Diageo PLC	4,186,411
	Business Services -- 0.6%
664,900	Hays PLC	1,856,110
	Domestic & International Oil -- 1.0%
406,200	BP Amoco PLC	3,344,384
	Electric Utilities -- 0.5%
463,400	Innogy Holdings PLC	1,678,418
	Financial Services -- 0.4%
104,500	Amvescap PLC	1,259,928
	Gas Distribution -- 0.4%
308,700	BG Group PLC	1,276,271
	Healthcare Equipment & Supplies -- 0.3%
150,300	Smith & Nephew PLC	905,532
	Insurance -- 0.4%
137,900	CGNU PLC	1,398,513
	Leisure & Recreation -- 2.2%
170,400	Bass PLC	1,700,414
1,151,000	Hilton Group PLC	3,627,943
333,800	(2)P&O Princess Cruises PLC	1,934,419

	Total	7,262,776
Shares or Principal Amount	Description	Value
	Media -- 0.8%
249,900	WPP Group PLC	$2,627,964
	Metals & Mining -- 0.9%
71,100	Johnson Matthey PLC	934,615
102,400	Rio Tinto PLC	2,058,164

	Total	2,992,779
	MultiMedia -- 1.5%
238,400	Pearson PLC	2,628,338
239,000	Reed International PLC	2,140,054

	Total	4,768,392
	Pharmaceuticals & Healthcare -- 1.7%
227,344	(2)GlaxoSmithKline PLC	5,539,889
	Restaurants & Leisure -- 1.3%
595,200	(2)Compass Group PLC	4,054,994
	Retail -- 2.9%
1,284,009	Kingfisher PLC	6,878,402
182,900	Next PLC	2,459,817

	Total	9,338,219
	Telecommunications -- 1.1%
1,980,521	Vodafone Group PLC	3,744,153
	Tobacco -- 1.5%
534,700	British American Tobacco PLC	4,904,957

	Total United Kingdom	70,676,901
	United States -- 1.0%
	Insurance -- 0.6%
70,900	Aflac, Inc.	1,822,130
	Oil & Gas Products -- 0.4%
50,400	Transocean Sedco Forex, Inc.	1,411,704

	Total United States	3,233,834

	Total Common Stocks (identified cost $314,150,347)	310,809,247
	(3)Repurchase Agreement -- 4.7%
$15,411,000	State Street Corp., 0.850%, dated 2/28/2002, due 3/1/2002 (at amortized cost)	15,411,000

	Total Investments (identified cost $329,561,347)(4)	$326,220,247

(1) Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.

(2) Non-income producing.

(3) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on current market prices.

(4) The cost of investments for federal tax purposes amounts to $329,561,347. The net unrealized depreciation of investments on a federal tax basis amounts to $3,341,100 which is comprised of $27,465,325 appreciation and $30,806,425 depreciation at February 28, 2002.

Note: The categories of investments are shown as a percentage of net assets ($325,815,848) at February 28, 2002.

The following acronyms are used throughout this report:

ADR--American Depositary Receipt
GDR--Global Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

February 28, 2002 (unaudited)

Statement of Assets and Liabilities

International Stock Fund
Assets:
Investments in securities, at value	$310,809,247
Investments in repurchase agreements	15,411,000
Short-term investments held as collateral for securities lending	12,273,398
Cash	207
Cash denominated in foreign currencies (identified cost, $6,064)	6,056
Income receivable	635,698
Receivable for shares sold	7,314

Total assets	339,142,920

Liabilities:
Payable for investments purchased	662,670
Payable on collateral due to broker	12,273,398
Net payable for foreign currency exchange contracts	689
Accrued expenses	390,315

Total liabilities	13,327,072

Total Net Assets	$325,815,848

Net Assets Consist of:
Paid-in-capital	420,047,605
Net unrealized depreciation on investments and foreign currency translation	(3,345,922)
Accumulated net realized loss on investments and foreign currency translation	(86,998,156)
Accumulated net operating loss	(3,887,679)

Total Net Assets	$325,815,848

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$10.03
Offering Price Per Share	$10.03
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$10.02
Offering Price Per Share	$10.63 *
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$10.08
Offering Price Per Share	$10.08
Net Assets:
Investor Class of Shares	$218,924,186
Advisor Class of Shares	4,007,715
Institutional Class of Shares	102,883,947

Total Net Assets	$325,815,848

Shares Outstanding:
Investor Class of Shares	21,827,977
Advisor Class of Shares	399,880
Institutional Class of Shares	10,204,728

Total shares outstanding ($0.0001 par value)	32,432,585

Investments, at identified cost	$329,561,347

*Computation of offering price per share 100/94.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Six Months Ended February 28, 2002 (unaudited)

Statement of Operations

International Stock Fund
Investment Income:
Interest income	$ 124,922
Dividend income	1,289,385 (1)

Total income	1,414,307
Expenses:
Investment adviser fee	1,602,234
Shareholder services fees--
Investor Class of Shares	272,480
Advisor Class of Shares	4,865
Administrative fees	154,368
Portfolio accounting fees	59,139
Transfer and dividend disbursing agent fees	49,722
Custodian fees	91,284
Registration fees	19,354
Auditing fees	7,140
Legal fees	2,579
Printing and postage	22,811
Directors' fees	3,158
Insurance premiums	1,054
Distribution service fees--
Advisor Class of Shares	4,865
Miscellaneous	6,596

Total expenses	2,301,649
Deduct--
Waiver of investment adviser fee	(34,712)
Waiver of shareholder services fees--
Advisor Class of Shares	(4,865)

Total Waivers	(39,577)

Net expenses	2,262,072

Net operating loss	(847,765)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized loss on investment transactions (identified cost basis)	(42,052,498)
Net realized loss on foreign currency contracts (identified cost basis)	(24,306)
Net change in unrealized depreciation on investments and foreign currency translation	19,905,116

Net realized and unrealized gain (loss) on investments and foreign currency	(22,171,688)

Change in net assets resulting from operations	$(23,019,453)

(1) Net of foreign taxes withheld of $111,898.

(See Notes which are an integral part of the Financial Statements)

Statement of Changes in Net Assets

	International Stock Fund
	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001
Increase (Decrease) in Net Assets
Operations--
Net investment income (net operating loss)	$(847,765)	$1,453,548
Net realized gain (loss) on investments transactions	(42,052,498)	(43,502,687)
Net realized gain (loss) on foreign currency contracts	(24,306)	(1,316,950)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translation	19,905,116	(88,132,643)

Change in net assets resulting from operations	(23,019,453)	(131,498,732)

Distributions to Shareholders--
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	--	(33,371,017)
Advisor Class of Shares	--	(390,149)
Institutional Class of Shares	--	(15,060,189)

Change in net assets resulting from distributions to shareholders	--	(48,821,355)

Capital Stock Transactions--
Proceeds from sale of shares	86,560,740	247,575,054
Net asset value of shares issued to shareholders in payment of distributions declared	--	47,791,410
Cost of shares redeemed	(97,296,368)	(243,821,846)

Change in net assets resulting from capital stock transactions	(10,735,628)	51,544,618

Change in net assets	(33,755,081)	(128,775,469)
Net Assets:
Beginning of period	359,570,929	488,346,398

End of period	$325,815,848	$359,570,929

Accumulated net operating loss included in net assets at end of period	$(3,887,679)	$(3,039,914)

(See Notes which are an integral part of the Financial Statements)

Financial Highlights--Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (net operating loss)		Net realized and unrealized gain (loss) on investments and foreign currency	Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets				Net assets, end of period (000 omitted)	Portfolio turnover rate
											Expenses	Net investment income (net operating loss)	Expense waiver/ reimbursement(2)
International Stock Fund
2000(3)	$13.83	(0.02	)(4)	4.08	4.06	(0.18)	(1.36)	(1.54)	$16.35	28.34%	1.26%	(0.12)%	0.02%		$134,920	225%
2001	$16.35	0.07	(4)	(4.04)	(3.97)	--	(1.61)	(1.61)	$10.77	(26.19)%	1.21%	0.55%	0.02%		$109,367	156%
2002(5)	$10.77	(0.02)		(0.67)	(0.69)	--	--	--	$10.08	(6.41)%	1.24%(6)	(0.36)%(6)	0.02	%(6)	$102,884	42%

(1) Based on net asset value, which does not reflect the sales charge or contigent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown.

(3) Reflects operations for the period from September 1, 1999 (start of performance) to August 31, 2000.

(4) Per share information is based on average shares outstanding.

(5) For the six months ended February 28, 2002 (unaudited).

(6) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)

February 28, 2002 (unaudited)

Notes to Financial Statements

1. Organization

Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of eleven diversified portfolios. The financial statements included herein are only those of Marshall International Stock Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective the Fund is to provide capital appreciation.

The Fund offers three classes of shares: Institutional Class of Shares, Investor Class of Shares and Advisor Class of Shares. The Financial Highlights of Investor Class of Shares and Advisor Class of Shares of the Fund are presented in separate annual reports.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuations--Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the securiy is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily availiable are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser or sub-advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expense of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes--It is the Fund's policy to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

At August 31, 2001, the Fund for federal tax purposes, had a capital loss carry-forward of $2,042,934, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts--The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the ter ms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At February 28, 2002, the Fund had outstanding foreign exchange contracts as set forth below:

Settlement Date	Foreign Currency Units to Receive	In Exchange	Contracts at Value	Unrealized Depreciation
Contract Purchased:
3/1/2002	765,297 Euro Dollar	$663,359	$662,670	$(689)

Foreign Currency Translation--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Other--Investment transactions are accounted for on a trade date basis.

Securities Lending--The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund receives cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day's market value on securities loaned. Collateral is reinvested by the Fund in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Investment Company Act of 1940. Under the terms of the exemptive order, (i) the Fund may pay a portion of net revenue to M&I Trust Company for its service as securities lending age nt, and (ii) cash collateral received for a loan of the Fund's securities may be invested jointly with collateral received for loans of other Marshall Fund's securities.

As of February 28, 2002, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities
$11,853,475	$12,273,398	$12,273,398

Individual reinvested cash collateral securities at February 28, 2002 are as follows:

Investments	Total
Provident Money Market Fund	$77,348
Merrimac Money Market Fund	1,571,973
Dreyfus Cash Management Plus MMKT	4,013,152
Dreyfus Cash Management Plus	678,629
Nationsbank Inst. Reserves MMKT	1,554,992
JP Morgan Master Note	404,298
Danaher Corp. Master Note	466,498
Wisconsin Public Srv Master Note	310,998
Monumental Life Ins Master Note	466,497
Four Winds Funding LLC	621,997
Washington Mutual Bank FA	466,498
America Honda Finance	466,498
Bendix Comm. Vehicle System	466,498
Household Finance Corp.	450,948
Questar Corp.	256,574

3. Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2002, the capital paid-in was $420,047,605.

Transactions in capital stock were as follows:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	6,883,281	$68,399,026	15,212,008	$195,353,624
Shares issued to shareholders in payment of distributions declared	--	--	2,469,820	32,972,095
Shares redeemed	(8,048,998)	(80,450,982)	(16,197,785)	(209,170,751)

Net change resulting from Investor Class of Shares transactions	(1,165,717)	$(12,051,956)	1,484,043	$19,154,968

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	773,541	$7,566,835	420,204	$5,315,028
Shares issued to shareholders in payment of distributions declared	--	--	28,817	384,702
Shares redeemed	(705,028)	(7,044,585)	(251,427)	(2,851,448)

Net change resulting from Advisor Class of Shares transactions	68,513	$522,250	197,594	$2,848,282

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	1,045,591	$10,594,879	3,484,294	$46,906,402
Shares issued to shareholders in payment of distributions declared	--	--	1,078,820	14,434,613
Shares redeemed	(993,234)	(9,800,801)	(2,661,048)	(31,799,647)

Net change resulting from Institutional Class of Shares transactions	52,357	$ 794,078	1,902,066	$29,541,368

Net change resulting from Fund Share transactions	(1,044,847)	$(10,735,628)	3,583,703	$51,544,618

4. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--Marshall & Ilsley (M&I) Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

The Fund's sub-adviser is BPI Global Asset Management LLP (the "Sub-Adviser"). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of the Fund.

Administrative Fee--M&I Trust Company, N.A., ("M&I Trust Company") under the Administrative Services Agreement, provides the Fund with Administrative personnel and services. The fee paid to M&I Trust Company is based on each Fund's average daily net assets as follows:

Maximum Fee	Fund's ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

Federated Administrative Services is the sub-administrator and will be paid by M&I Trust Company, not by the Funds.

Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of shares of the Fund's Advisor Class. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Fund's Advisor Class Shares annually, to compensate FSC.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Marshall Funds Investor Services ("MFIS"), the Fund will pay MFIS up to 0.25% of average daily net assets of the Funds' Investor Class and Advisor Class for the period. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--State Street Bank is the Fund's custodian. The fee is based on the level of the Funds average daily net assets for the period.

General--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of one or more of the above companies.

5. Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 2002, were as follows:

Purchases	$133,741,264
Sales	$154,474,955

Directors

John M. Blaser

John DeVincentis

Duane E. Dingmann

James Mitchell

Barbara J. Pope

David W. Schulz

Officers

John M. Blaser
President

John D. Boritzke
Vice President

William A. Frazier
Vice President

Brooke J. Billick
Secretary

Lori K. Hoch
Assistant Secretary

Ann K. Peirick
Treasurer

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning each Fund's objective and policies, management fees, expenses, and other information.

[Logo of Marshall Funds]

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

800-236-FUND(3863)

TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com

Federated Securities Corp., Distributor 25330 (4/02)
M&I Investment Management Corp., Investment Adviser

©2002 Marshall Funds, Inc.

321-316

[Logo of Marshall Funds]

The Marshall Funds Family

Semi-Annual Report

The Institutional Class of Shares

(Class I)

Marshall Money Market Fund

FEBRUARY 28, 2002

President's Message	1
Commentary	2
Financial Information
Portfolio of Investments	3
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Directors & Officers	13

[Logo of Marshall Funds]

Dear Shareholders:

The most basic investment advice--"buy low, sell high"--is often delivered under the guise of tongue-in-cheek wisdom. Every investor would like to buy when values are low and sell when they are high. The irony is appreciated only when recognizing the difficulty in accomplishing it.

Many investors search for that "holy grail" by chasing one hot fund after another. They view their investments like their sports teams; waiting to jump on the bandwagon only after the successful series of wins. This approach to investing often results in a portfolio that never performs as well as those hot funds because you did not own them when they were hot, just after they were hot. Many investors eventually give up and join the growing numbers on the sidelines invested in cash.

The inherent flaw in this simplistic advice is that buying low and selling high suffers from the same challenges of "timing the market" that academics tell us is very difficult, if not impossible:

  Finding an investment before its significant rise in value.
  Knowing when to get out, especially if its value has been inflated by market euphoria.
  And finally, even if you successfully get out, you are faced with the next challenge of determining when to get back into the next investment, or the market in general.

We like to believe our shareholders are not subject to this false wisdom. We are confident that is true for at least those that are benefiting from the services of our M&I financial professionals. A good financial adviser will spend more time on your overall allocation strategy and less on the specific solutions for each investment category.

As you reflect on your own investment approach, consider how you address each of the following investment disciplines:

  Diversify--your long-term portfolios should include stocks, bonds and cash, domestic and international stocks, large, mid and small cap stocks, and both value and growth investment styles.
  Be patient--an allocation strategy by design should not result in every investment doing well at the same time; they more likely should take turns performing well.
  Appreciate relative performance--a fund's absolute performance may be negative, but still be ranked at the top of its competitive peer group. A sound asset allocation strategy suggests keeping such a fund because different investment categories often succeed at different times. Selling all funds with negative one-year returns will likely result in a portfolio consisting of only cash.

Overall, investors should focus less on past performance and more on the potential for performance. Since we do not know exactly where that next best investment is, it is better to diversify your investments out across the investment spectrum.

As always, thank you for your investment in the Marshall Funds. We remain committed to our clearly defined, true-to-style investment strategies that fit well with a broadly diversified asset allocation strategy.

Sincerely,

/s/John M. Blaser

John M. Blaser
President

Semi-Annual Report--Commentary

Marshall Money Market Fund

The Marshall Money Market Fund (the "Fund") invests in high-quality, short-term money market instruments.* The Fund's investment adviser uses a bottom-up approach, meaning that the Fund manager looks primarily at individual securities against the context of broader market factors.

Fund Performance

For the six months ended February 28, 2002, the Fund provided a total return of 1.30%.** This compares with a total return of 0.97% for the Money Fund Report AveragesTM and 1.04% for the Lipper Money Market Funds Index.*** As of February 28, 2002, the Fund's 7-day net yield was 1.96%.†

Fed Moves Rates Downward--For a Time

For much of the reporting period, the Federal Reserve Board (the "Fed") continued to cut the federal funds target rate to address concerns about economic conditions, particularly in the wake of September 11. The federal funds target rate started the reporting period at 3.5%, and by the end of 2001 had been cut to 1.75%--half its previous level. At that point, the Fed appeared to be at or near the end of its easing cycle and made no further reductions in the first two months of 2002.

Such cuts of course had direct, significant impact on money market yields. In this environment, we continued to emphasize one-year notes and floating-rate issues, which helped to shore up the Fund's yield.

The Fed's rate cuts appear to have had at least some of their desired effect, as late in 2001 and early in 2002 many signs of an economic recovery emerged. Statistics regarding Gross Domestic Product, durable goods orders, consumer confidence, and housing starts, among others, all pointed to an improving economic picture.

Positioning for an Improving Economy

It appears that Alan Greenspan, while confident in a recovery, is prepared to allow the economy to get its feet back under it before moving to raise rates. In time, rate hikes will come, but at this point they appear to be several months or more in the future. This could mean that money market total returns are likely to hold fairly steady for the foreseeable future.

We intend to add more commercial paper to the portfolio in the months ahead, as it has now become cheap relative to other securities as a result of concerns about corporate accounting practices. Investors now scrutinize the accounting methods employed by corporations. Many investors have turned away from commercial paper out of fear of further unpleasant surprises. While the impact of these concerns has been felt throughout the commercial paper market, at this point it appears that such extreme accounting improprieties represent an aberration and are not widespread.

One-year paper also will continue to play a role in the portfolio. These securities still offer an attractive yield advantage and we will add it to the Fund as we find appropriate opportunities.

Sincerely,

/s/Richard M. Rokus

Richard M. Rokus, CFA
Manager, Marshall Money Market Fund

* An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

** Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

*** Money Fund ReportTM, a service of iMoneyNet, Inc. (formerly IBC Financial Data) publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

† The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

Money Market Fund

Principal Amount	Description	Value
	Certificates of Deposit -- 3.0%
	Foreign Banks -- 3.0%
$45,000,000	Canadian Imperial Bank of Commerce, NY, 2.500% - 4.25%, 5/16/2002 - 12/27/2002	$44,966,806
50,875,000	Credit Agricole Indosuez, 3.665% - 4.610%, 3/28/2002 - 8/20/2002	50,891,099

	Total Certificates of Deposit	95,857,905
	(1)Commercial Paper -- 21.3%
	Advertising -- 2.3%
25,000,000	Omnicom Capital, Inc., 2.000%, 3/8/2002	24,990,278
50,000,000	Omnicom Finance Ltd., 1.980%, 3/14/2002	49,964,250

	Total	74,954,528
	Asset-Backed -- 3.9%
50,000,000	(2)(3)Halogen Capital Co., 1.700%, 4/12/2002	49,900,833
75,000,000	(2)(3)Tannehill Capital Co., 1.830% - 1.840%, 4/22/2002	74,801,244

	Total	124,702,077
	Diversified -- 4.0%
13,030,000	Beta Finance, Inc., 1.840% - 1.850%, 5/2/2002 - 5/24/2002	12,980,675
12,500,000	CC (USA), Inc., 1.840%, 5/2/2002 - 5/7/2002	12,458,728
50,000,000	(2)(3)Concord Minutemen, 1.860%, 3/8/2002	49,981,917
53,721,000	(2)(3)Scaldis Capital Ltd., 0.001% - 1.900%, 3/18/2002 - 5/20/2002	53,635,916

	Total	129,057,236
	Electric -- 1.9%
60,000,000	(2)(3)Wisconsin Energy Corp., 1.920% - 1.960%, 4/9/2002 - 4/26/2002	59,843,525
	Foreign Banks -- 2.7%
75,000,000	(2)(3)Depfa-Bank, 1.680% - 1.850%, 4/15/2002 - 5/6/2002	74,810,208
12,700,000	Spintab-Swedmortgage AB, 2.080%, 3/4/2002	12,697,799

	Total	87,508,007
	Health Care -- 3.3%
75,000,000	(2)(3)American Home Products Corp., 1.870% - 1.900%, 3/14/2002 - 5/15/2002	74,826,630
30,000,000	Baxter International, Inc., 1.875%, 3/4/2002	29,995,313

	Total	104,821,943
	Mortgage Banking -- 0.9%
30,000,000	Countrywide Funding Corp., 1.880%, 4/12/2002 - 4/30/2002	29,915,400
Principal Amount	Description	Value
	(1)Commercial Paper (continued)
	Receivables -- 2.3%
$74,500,000	Liquid Funding Ltd., 0.001% - 1.840%, 3/14/2002 - 4/18/2002	$74,386,632

	Total Commercial Paper	685,189,348
	Corporate Bonds -- 5.3%
	Banks -- 0.4%
13,500,000	Wells Fargo & Co., 6.500%, 9/3/2002	13,686,000
	Computer Services -- 0.9%
29,000,000	International Business Machines Corp., 5.800%, 9/9/2002	29,455,625
	Diversified Manufacturing -- 0.5%
15,000,000	Siemens Capital Corp., 8.000%, 6/24/2002	15,192,166
	Foreign Banks -- 0.5%
15,000,000	Commerzbank AG, NY, 4.120%, 5/9/2002	14,999,716
	Health Care -- 1.1%
15,000,000	(2)(3)Lilly (Eli) & Co., 4.700%, 3/22/2002	15,000,000
20,000,000	(2)(3)Merck & Co., Inc., 4.540%, 2/24/2003	20,417,678

	Total	35,417,678
	Personal Credit -- 0.6%
20,000,000	(2)(3) BMW US Capital LLC, 4.190%, 6/7/2016	19,988,585
	Telecommunications -- 1.3%
40,000,000	(2)(3)SBC Communications, Inc., 4.250%, 6/1/2002	40,000,000

	Total Corporate Bonds	168,739,770
	(4)Variable-Rate Notes -- 57.9%
	Banks -- 7.4%
15,000,000	American Express Centurion Bank, DE, 1.820%, 3/14/2002	14,996,736
10,000,000	Bank One Corp., 2.110%, 5/14/2002	10,023,165
10,000,000	Bank One Corp., 2.130%, 5/15/2002	10,024,436
10,000,000	Bank One, N.A., 2.000%, 5/7/2002	10,009,507
20,000,000	First Chicago Corp., 2.000%, 3/26/2002	20,009,678
10,000,000	First Chicago Corp., 2.025%, 5/15/2002	10,004,000
20,000,000	First Union National Bank, 2.060%, 3/20/2002	20,027,393
15,000,000	J.P. Morgan Chase & Co., 1.995%, 4/30/2002	15,021,032
4,000,000	Key Bank, N.A., 1.942%, 3/24/2002	4,000,130
44,000,000	Key Bank, N.A., 2.022%, 3/24/2002	44,005,960
27,000,000	Key Bank, N.A., 2.025%, 3/18/2002	27,001,925
51,100,000	Mellon Financial Corp., 2.183%, 3/14/2002	51,197,621

	Total	236,321,583
Principal Amount	Description	Value
	(4)Variable-Rate Notes (continued)
	Beverages & Foods -- 0.8%
$25,000,000	(2)(3)Cargill, Inc., 2.011%, 5/28/2002	$25,014,419
	Broker/Dealers -- 9.4%
75,000,000	(2)(3)Bank of America, 2.190%, 3/1/2002	75,000,000
75,000,000	(2)(3)Bear Stearns Cos., Inc., 2.017%, 3/5/2002	75,000,000
75,000,000	(2)(3)Goldman Sachs & Co., 2.020%, 3/5/2002	75,000,000
35,000,000	(2)(3)J.P. Morgan & Co., Inc., 1.840%, 3/1/2002	35,000,000
40,500,000	Merrill Lynch & Co., Inc., 1.950%, 4/24/2002	40,531,320

	Total	300,531,320
	Construction Equipment -- 2.3%
75,000,000	Caterpillar Financial Services Corp., 1.920%, 4/9/2002	75,000,000
	Diversified Manufacturing -- 2.3%
75,000,000	(2)ABB Capital USA, 2.120%, 3/6/2002	75,000,000
	Drugs -- 2.2%
70,000,000	(2)(3)Bayer Corp., 4.750%, 3/19/2002	69,999,415
	Insurance -- 10.3%
40,000,000	(2)(3)American General Annuity Insurance Co., 2.100%, 5/19/2002	40,000,000
75,000,000	(2)GE Life and Annuity Assurance Co., 2.460%, 4/22/2002	75,000,000
40,000,000	(2)(3)Jackson National Life Insurance Co., 1.860%, 5/1/2002	40,000,000
50,000,000	(2)(3)Metropolitan Life Insurance Co., 2.071%, 3/1/2002	50,000,000
10,000,000	(2)Monumental Life Insurance Co., 1.940%, 4/1/2002	10,000,000
25,000,000	(2)Monumental Life Insurance Co., 1.951%, 4/1/2002	25,000,000
40,000,000	(2)Monumental Life Insurance Co., 3.000%, 3/1/2002	40,000,000
50,000,000	(2)Travelers Insurance Co., 1.941%, 4/1/2002	50,000,000

	Total	330,000,000
	Leasing -- 0.8%
25,000,000	Paccar Financial Corp., 2.145%, 3/4/2002	25,009,155
	Mortgage Banking -- 4.7%
25,000,000	Countrywide Home Loans, Inc., 1.889%, 5/6/2002	24,913,833
75,000,000	Homeside Lending, Inc., 2.125%, 4/9/2002	75,020,798
50,000,000	(2)(3)Northern Rock PLC, 1.890%, 3/14/2002	50,000,000

	Total	149,934,631
Principal Amount or Shares	Description	Value
	(4)Variable-Rate Notes (continued)
	Other Consumer Non-Durables -- 2.2%
$71,110,000	(2)(3)Unilever Capital Corp., 1.920%, 4/24/2002	$71,192,270
	Personal Credit -- 8.0%
45,000,000	American Express Credit Corp., 1.850%, 3/26/2002	45,000,000
50,000,000	(2)(3)American Honda Finance Corp., 1.770%, 4/19/2002	50,000,000
25,000,000	(2)(3)American Honda Finance Corp., 1.892%, 5/13/2002	25,000,000
50,000,000	Associates Corp. of North America, 1.940%, 3/27/2002	50,000,000
10,000,000	Commerzbank AG, Frankfurt, 2.081%, 3/1/2002	10,000,236
14,500,000	Household Finance Corp., 1.890%, 3/1/2002	14,500,000
35,500,000	Household Finance Corp., 2.050%, 3/27/2002	35,503,234
25,000,000	Household Finance Corp., 2.140%, 3/1/2002	25,001,634

	Total	255,005,104
	Retail -- 0.5%
15,000,000	Wal-Mart Stores, Inc., 5.450%, 6/1/2002	15,044,349
	Student Loan -- 2.3%
75,000,000	USA Education, Inc., 2.131%, 3/18/2002	75,000,000
	Telecommunications -- 4.7%
75,000,000	BellSouth Telecommunications, Inc., 2.041%, 3/4/2002	75,010,000
75,000,000	(2)(3)Verizon Global Funding, 1.900%, 3/14/2002	74,993,613

	Total	150,003,613

	Total Variable-Rate Notes	1,853,055,859
	Mutual Funds -- 2.1%
29,286,511	American Select Cash Reserve Fund	29,286,511
38,700,827	Dreyfus Cash Management Fund	38,700,827
300,806	Goldman Sachs Financial Square Money Market Fund	300,806

	Total Mutual Funds (Shares at net asset value)	68,288,144
	(5)Repurchase Agreements -- 10.0%
$35,000,000	Deutsche Bank Financial, Inc., 1.935%, dated 2/28/2002, due 3/1/2002	35,000,000
120,000,000	First Union Capital Markets, Inc., 1.940%, dated 2/28/2002, due 3/1/2002	120,000,000
Principal Amount	Description	Value
	(5)Repurchase Agreements (continued)
$140,000,000	Morgan Stanley Group, Inc., 1.935%, dated 2/28/2002, due 3/1/2002	$140,000,000
25,000,000	Salomon Smith Barney, Inc., 1.925%, dated 2/28/2002, due 3/1/2002	25,000,000

	Total Repurchase Agreements	320,000,000

	Total Investments (at amortized cost)	$3,191,131,026

Note: The categories of investments are shown as a percentage of net assets ($3,202,928,149) at February 28, 2002.

(1) Each issue shows the rate of discount at the time of purchase.

(2) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At February 28, 2002, these securities amounted to $1,564,406,253 which represents 48.8% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $1,289,406,253 which represents 40.3% of net assets.

(3) Denotes a restricted security which has been deemed liquid by the Fund's board of directors.

(4) Current rate and next demand rate shown.

(5) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on current market prices.

(See Notes which are an integral part of the Financial Statements)

February 28, 2002 (unaudited)

Statement of Assets and Liabilities

Assets:
Investments in securities, at cost	$ 3,191,131,026
Cash	216,259
Income receivable	17,313,445

Total assets	3,208,660,730
Liabilities:
Income distribution payable	4,494,886
Accrued expenses	1,237,695

Total liabilities	5,732,581

Total Net Assets	$ 3,202,928,149

Net Assets Consist of:
Paid-in-capital	3,203,073,971
Accumulated net realized loss on investments	(145,822)

Total Net Assets	$ 3,202,928,149

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$ 1.00
Offering Price Per Share	$ 1.00
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$ 1.00
Offering Price Per Share	$ 1.00
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$ 1.00
Offering Price Per Share	$ 1.00
Net Assets:
Investor Class of Shares	$ 2,026,588,683
Advisor Class of Shares	140,736,475
Institutional Class of Shares	1,035,602,991

Total Net Assets	$ 3,202,928,149

Shares Outstanding:
Investor Class of Shares	2,026,685,886
Advisor Class of Shares	140,748,555
Institutional Class of Shares	1,035,639,530

Total shares outstanding ($0.0001 par value)	3,203,073,971

(See Notes which are an integral part of the Financial Statements)

Six Months Ended February 28, 2002 (unaudited)

Statement of Operations

Investment Income:
Interest income	$42,675,108

Expenses:
Investment adviser fee	2,300,763
Shareholder services fees--
Investor Class of Shares	2,326,773
Advisor Class of Shares	164,622
Administrative fees	628,717
Custodian fees	165,781
Portfolio accounting fees	121,696
Transfer and dividend disbursing agent fees	319,793
Registration fees	86,665
Auditing fees	7,191
Legal fees	1,984
Printing and postage	24,795
Directors' fees	3,147
Insurance premiums	75,587
Distribution services fees--
Advisor Class of Shares	197,547
Miscellaneous	22,255

Total expenses	6,447,316
Deduct--
Waiver of investment adviser fee	(690,689)

Net expenses	5,756,627

Net investment income	$ 36,918,481

(See Notes which are an integral part of the Financial Statements)

Statement of Changes in Net Assets

	Six Months Ended February 28, 2002 (unaudited)	Year Ended August 31, 2001
Increase (Decrease) in Net Assets
Operations--
Net investment income	$ 36,918,481	$ 128,213,532
Net realized loss on investment transactions	--	(145,822)

Change in net assets resulting from operations	36,918,481	128,067,710

Distributions to Shareholders--
Distributions to shareholders from net investment income:
Investor Class of Shares	(21,648,996)	(92,313,480)
Advisor Class of Shares	(1,346,329)	(6,001,217)
Institutional Class of Shares	(13,923,156)	(29,898,835)

Change in net assets resulting from distributions to shareholders	(36,918,481)	(128,213,532)

Capital Stock Transactions--
Proceeds from sale of shares	5,053,769,154	9,007,684,945
Net asset value of shares issued to shareholders in payment of dividends declared	8,124,242	30,419,965
Cost of shares redeemed	(4,598,564,678)	(8,357,725,162)

Change in net assets resulting from capital stock transactions	463,328,718	680,379,748

Change in net assets	463,328,718	680,233,926
Net Assets:
Beginning of period	2,739,599,431	2,059,365,505

End of period	$ 3,202,928,149	$ 2,739,599,431

(See Notes which are an integral part of the Financial Statements)

Financial Highlights--Institutional Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net asset value, beginning of period	Net investment income	Distributions from net investment income	Net asset value, end of period		Ratios to Average Net Assets			Net assets, end of period (000 omitted)
					Total return (1)	Expenses	Net investment income	Expense waiver (2)
2000 (3)	$ 1.00	0.03	(0.03)	$ 1.00	2.63%	0.24%(4)	6.51%(4)	0.05%(4)	$ 141,909
2001	$ 1.00	0.05	(0.05)	$ 1.00	5.58%	0.21%	4.98%	0.05%	$ 914,693
2002 (5)	$ 1.00	0.01	(0.01)	$ 1.00	1.30%	0.20%(4)	2.58%(4)	0.05%(4)	$ 1,035,603

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(3) Reflects operations for the period from April 3, 2000 (start of performance) to August 31, 2000.

(4) Computed on an annualized basis.

(5) For the six months ended February 28, 2002 (unaudited).

(See Notes which are an integral part of the Financial Statements)

February 28, 2002 (unaudited)

Notes to Financial Statements

1. Organization

Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of eleven diversified portfolios. The financial statements included herein are only those of Marshall Money Market Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal.

The Fund offers three classes of shares: Investor Class of Shares, Advisor Class of Shares and Institutional Class of Shares. The Financial Highlights of Investor Class of Shares and Advisor Class of Shares of the Fund are presented in separate semi-annual reports.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuation--Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. The Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors ("Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized as required. Distributions to shareholders are recorded on the ex-dividend date. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes--It is the Fund's policy to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each restricted security held at February 28, 2002 is as follows:

Security	Acquisition Date	Acquisition Cost
ABB Capital USA	11/21/2001	$ 75,000,000
GE Life & Annuity Funding Agreement	4/20/2001	75,000,000
Monumental Life Funding Agreement	7/23/2001	40,000,000
Monumental Life Funding Agreement	5/17/2000	10,000,000
Monumental Life Funding Agreement	2/5/2001	25,000,000
Travelers Insurance Company	2/19/2002	50,000,000

Other--Investment transactions are accounted for on a trade date basis.

3. Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2002, the capital paid-in for the Fund was $3,203,073,971.

Transactions in capital stock were as follows:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	2,980,620,494	$ 2,980,620,494	5,349,844,467	$ 5,349,844,467
Shares issued to shareholders in payment of distributions declared	6,040,913	6,040,913	22,470,409	22,470,409
Shares redeemed	(2,657,272,337)	(2,657,272,337)	(5,451,687,216)	(5,451,687,216)

Net change resulting from Investor Class of Shares transactions	329,389,070	$ 329,389,070	(79,372,340)	$ (79,372,340)

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	167,449,786	$ 167,449,786	440,122,578	$ 440,122,578
Shares issued to shareholders in payment of distributions declared	1,168,762	1,168,762	5,940,215	5,940,215
Shares redeemed	(155,588,955)	(155,588,955)	(459,131,150)	(459,131,150)

Net change resulting from Advisor Class of Shares transactions	13,029,593	$ 13,029,593	(13,068,357)	$ (13,068,357)

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	1,905,698,874	$ 1,905,698,874	3,217,717,900	$ 3,217,717,900
Shares issued to shareholders in payment of distributions declared	914,567	914,567	2,009,341	2,009,341
Shares redeemed	(1,785,703,386)	(1,785,703,386)	(2,446,906,796)	(2,446,906,796)

Net change resulting from Institutional Class of Shares transactions	120,910,055	$ 120,910,055	772,820,445	$ 772,820,445

Net change resulting from Fund Share transactions	463,328,718	$ 463,328,718	680,379,748	$ 680,379,748

4. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--Marshall & Ilsley ("M&I") Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.15% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee--M&I Trust Company, N.A. ("M&I Trust Company"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust Company is based on the Fund's average daily net assets as follows:

Maximum Fee	Fund's ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

Federated Administrative Services ("FAS") is the sub-administrator and will be paid by M&I Trust Company, not by the Fund.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--M&I Trust Company is the Fund's custodian. M&I Trust Company receives fees based on the level of the Fund's average daily net assets for the period.

General--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of one or more of the above companies.

Directors

John M. Blaser

John DeVincentis

Duane E. Dingmann

James Mitchell

Barbara J. Pope

David W. Schulz

Officers

John M. Blaser
President

John D. Boritzke
Vice President

William A. Frazier
Vice President

Brooke J. Billick
Secretary

Lori K. Hoch
Assistant Secretary

Ann K. Peirick
Treasurer

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning each Fund's objective and policies, management fees, expenses, and other information.

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Marshall Funds Investor Services
P.O. Box 1348
Milwaukee,Wisconsin 53201-1348

800-236-FUND(3863)

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800-209-3520
www.marshallfunds.com

Federated Securities Corp., Distributor I-25800(4/02)
M&I Investment Management Corp., Investment Adviser

©2002 Marshall Funds, Inc.

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